UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2010 through June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2011

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises. “

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell

Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy—including strong corporate balance sheets and valuations—present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011. The Russell 2000 Index, which is comprised of U.S. small-cap stocks, returned 37.41% for the twelve months ended June 30, 2011, while the Russell 2000 Growth Index and the Russell 2000 Value Index returned 43.50% and 31.35%, respectively.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	46.48%
Russell 2000 Growth Index	43.50%

Net Assets as of 6/30/2011 (In Thousands)	$376,374

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology, producer durables and health care sectors contributed to relative performance, while the Fund’s stock selection in the energy, materials and processing and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in NetSuite, Inc., Fortinet, Inc. and BroadSoft, Inc. Shares of NetSuite, Inc., a software and programming company, benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Network security provider Fortinet, Inc. posted better-than-expected quarterly results, helped by increased demand for its unified threat management software. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong first-quarter earnings due to higher demand for its communications applications.

Individual detractors from relative performance included the Fund’s positions in OfficeMax, Inc., Petroleum Development Corp. and MedAssets, Inc. Shares of office supplies retailer OfficeMax, Inc. declined after the company reported disappointing quarterly profits, as corporate customers spent less on office supplies and fewer shoppers visited its stores. Shares of Petroleum Development Corp. declined as many investors were disappointed by the lack of production from the company’s oil well in the Niobrara shale oil formation (a shale rock formation located in Northeast Colorado, Northwest Kansas, Southwest Nebraska and Southeast Wyoming). Shares of MedAssets, Inc., which provides technology-enabled products and services to hospitals, declined after the company reported a fourth-quarter loss compared to a profit in the same period a year ago.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the materials and processing sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HEICO Corp.	1.8%
2.	Old Dominion Freight Line, Inc.	1.6
3.	Healthspring, Inc.	1.4
4.	Taleo Corp., Class A	1.4
5.	EnerSys	1.3
6.	Middleby Corp.	1.3
7.	Avis Budget Group, Inc.	1.3
8.	Omnicell, Inc.	1.3
9.	Insulet Corp.	1.3
10.	Wabtec Corp.	1.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.2%
Industrials	22.0
Health Care	20.4
Consumer Discretionary	16.5
Financials	6.6
Energy	6.2
Short-Term Investments	2.3
Materials	1.5
Others (each less than 1.0%)	1.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		46.48%	4.85%	4.74%
With Sales Charge*		38.83	3.73	4.18
CLASS B SHARES	5/19/97
Without CDSC		45.67	4.24	4.24
With CDSC**		40.67	3.90	4.24
CLASS C SHARES	1/7/98
Without CDSC		45.59	4.23	4.11
With CDSC***		44.59	4.23	4.11
SELECT CLASS SHARES	4/5/99	46.91	5.25	5.15

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	38.37%
Russell 2000 Index	37.41%

Net Assets as of 6/30/2011 (In Thousands)	$549,530

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer cyclical and finance sectors contributed to relative performance, while the Fund’s stock selection in the health services and systems and systems hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Tempur-Pedic International, Inc., a mattress manufacturer, and Cash America International, Inc., a financial services provider. Shares of Tempur-Pedic International, Inc. increased after the company reported strong first-quarter results, boosted by better-than-expected mattress sales. Shares of Cash America International, Inc. increased after the company announced better-than-expected first-quarter earnings due to strong loan demand.

Individual detractors from relative performance included the Fund’s positions in THQ, Inc. and Gentiva Health Services, Inc. Shares of THQ, Inc., a developer and publisher of video games, declined on investors’ concerns about the quality of its recent games as well as disappointing sell through (the percentage of video games shipped that are actually sold to consumers). Shares of Gentiva Health Services, Inc., a provider of home health services, declined on investors’ concerns about regulatory changes and potential cuts to home health services as part of federal deficit reduction discussions.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employed a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of, in their view, attractively priced stocks with strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	GT Solar International, Inc.	1.0%
2.	Cash America International, Inc.	1.0
3.	Portland General Electric Co.	0.9
4.	Dillard’s, Inc., Class A	0.8
5.	Kulicke & Soffa Industries, Inc.	0.8
6.	Tempur-Pedic International, Inc.	0.8
7.	JDA Software Group, Inc.	0.8
8.	World Acceptance Corp.	0.8
9.	Healthspring, Inc.	0.8
10.	Triumph Group, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.1%
Information Technology	13.7
Consumer Discretionary	12.7
Industrials	11.7
Health Care	10.2
Energy	5.1
Materials	4.9
Utilities	2.9
Consumer Staples	2.1
Telecommunication Services	1.5
U.S. Treasury Obligation	0.4
Short-Term Investment	17.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
Select Class Shares	1/1/97	38.37%	7.43%	3.30%	9.78%

TEN YEAR PERFORMANCE (6/30/01 - 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the

Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	37.77%
Russell 2000 Index	37.41%

Net Assets as of 6/30/2011 (In Thousands)	$2,524,593

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and producer durables sectors contributed to relative performance, while the Fund’s stock selection and underweight in the energy sector and stock selection in the materials and processing sector detracted from relative performance.

Individual contributors included the Fund’s position in Coventry Health Care, Inc., NetSuite, Inc. and Penn National Gaming, Inc. Shares of Coventry Health Care, Inc. increased after the company reported better-than-expected first-quarter earnings. Shares of NetSuite, Inc., a software and programming company, benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Casino and gaming company Penn National Gaming, Inc. reported strong revenue, benefiting from a series of accretive acquisitions.

Among individual detractors, shares of PharMerica Corp., an institutional pharmacy services company, declined on uncertainty surrounding federal health care reform. The Fund’s underweight positions in technology companies Riverbed Technology, Inc. and TIBCO Software, Inc. also detracted from relative performance, as both of these stocks were strong performers in the Benchmark during the reporting period. Shares of Riverbed Technology, Inc. increased after the company increased its expectations for first-quarter earnings. Shares of TIBCO Software, Inc. benefited from the company’s strong sales and profit growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight versus the Benchmark during the reporting period was in the materials and processing sector, while the Fund’s largest underweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Silgan Holdings, Inc.	2.6%
2.	Coventry Health Care, Inc.	2.6
3.	Jarden Corp.	2.5
4.	ProAssurance Corp.	2.4
5.	Waste Connections, Inc.	2.2
6.	Penn National Gaming, Inc.	2.1
7.	TransDigm Group, Inc.	2.1
8.	Papa John’s International, Inc.	1.9
9.	Aptargroup, Inc.	1.9
10.	Patterson-UTI Energy, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.0%
Financials	20.8
Industrials	15.1
Information Technology	10.8
Health Care	10.7
Materials	9.0
Energy	5.8
Utilities	2.6
Consumer Staples	1.1
Telecommunication Services	0.9
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		37.77%	8.36%	9.79%
With Sales Charge*		30.52	7.19	9.20
CLASS B SHARES	3/28/95
Without CDSC		37.10	7.81	9.26
With CDSC**		32.10	7.52	9.26
CLASS C SHARES	2/19/05
Without CDSC		37.13	7.82	9.14
With CDSC***		36.13	7.82	9.14
CLASS R2 SHARES	11/3/08	37.41	8.21	9.72
CLASS R5 SHARES	5/15/06	38.46	8.90	10.35
SELECT CLASS SHARES	5/7/96	38.16	8.68	10.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	46.98%
Russell 2000 Growth Index	43.50%

Net Assets as of 6/30/2011 (In Thousands)	$745,480

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology, producer durables and health care sectors contributed to relative performance, while the Fund’s stock selection in the energy, materials and processing and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in NetSuite, Inc., Fortinet, Inc. and BroadSoft, Inc. NetSuite, Inc., a software and programming company, benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Network security provider Fortinet, Inc. posted better-than-expected quarterly results, helped by increased demand for its unified threat management software. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications.

Individual detractors from relative performance included the Fund’s positions in OfficeMax, Inc., Petroleum Development Corp. and MedAssets, Inc. Shares of office supplies retailer OfficeMax, Inc. declined after the company reported disappointing quarterly profits, as corporate customers spent less on office supplies and fewer shoppers visited its stores. Shares of Petroleum Development Corp. declined as many investors were disappointed by the lack of production from the company’s oil well in the Niobrara shale oil formation (a shale rock formation located in Northeast Colorado, Northwest Kansas, Southwest Nebraska and Southeast Wyoming). Shares of MedAssets, Inc., which provides technology-enabled products and services to hospitals, declined after the company reported a fourth-quarter loss compared to a profit in the same period a year ago.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the materials and processing sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HEICO Corp.	1.8%
2.	Old Dominion Freight Line, Inc.	1.6
3.	Healthspring, Inc.	1.4
4.	Taleo Corp., Class A	1.4
5.	EnerSys	1.3
6.	Middleby Corp.	1.3
7.	Avis Budget Group, Inc.	1.3
8.	Omnicell, Inc.	1.3
9.	Insulet Corp.	1.3
10.	Wabtec Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Industrials	22.2
Health Care	20.6
Consumer Discretionary	16.7
Financials	6.6
Energy	6.3
Materials	1.5
Others (each less than 1.0%)	1.4
Short-Term Investments	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		46.98%	6.74%	6.99%
With Sales Charge*		39.24	5.59	6.41
CLASS B SHARES	9/12/94
Without CDSC		46.14	6.08	6.39
With CDSC**		41.14	5.76	6.39
CLASS C SHARES	11/4/97
Without CDSC		46.16	6.12	6.30
With CDSC***		45.16	6.12	6.30
CLASS R2 SHARES	11/3/08	46.55	6.47	6.24
CLASS R6 SHARES	11/30/10	47.54	7.16	7.35
INSTITUTIONAL CLASS SHARES	2/19/05	47.42	7.14	7.34
SELECT CLASS SHARES	3/26/96	47.28	6.98	7.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	31.86%
Russell 2000 Value Index	31.35%

Net Assets as of 6/30/2011 (In Thousands)	$572,377

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the retail and software and services sectors contributed to relative performance, while the Fund’s stock selection in the insurance and basic materials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Dillard’s, Inc., a U.S. department store chain, and TIBCO Software, Inc., a software and programming company. Shares of Dillard’s, Inc. benefited after the company reported strong same-store sales (a statistic used by retailers that compares sales of a company’s stores that have been open for a year or more) and reported better-than-expected earnings per share due to improving gross margins. Investors also reacted favorably to its announced stock repurchase plan. Shares of TIBCO Software, Inc. benefited from the company’s strong sales and profit growth.

Individual detractors from relative performance included the Fund’s positions in Horizon Lines, Inc. and Spartech Corp. Shares of Horizon Lines, Inc. declined after the shipping company announced that it may be forced to seek bankruptcy protection. Subsequently, the Fund exited its position in Horizon Lines, Inc. during the reporting period. Shares of Spartech Corp., a producer of engineered plastic and rubber products, declined as rising prices for raw materials hurt the company’s profits. In addition, the company fired and replaced its chief executive officer for the third time in five years.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Magellan Health Services, Inc.	1.3%
2.	Capstead Mortgage Corp.	1.1
3.	Anworth Mortgage Asset Corp.	1.1
4.	CBL & Associates Properties, Inc.	1.0
5.	Dillard’s, Inc., Class A	1.0
6.	Nicor, Inc.	1.0
7.	World Acceptance Corp.	1.0
8.	Coherent, Inc.	1.0
9.	Worthington Industries, Inc.	1.0
10.	Comtech Telecommunications Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.2%
Industrials	14.0
Consumer Discretionary	12.8
Information Technology	11.5
Utilities	6.6
Health Care	6.2
Materials	5.0
Energy	4.7
Consumer Staples	3.5
Others (each less than 1.0%)	1.0
Short-Term Investments	2.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		31.56%	3.13%	7.97%
With Sales Charge*		24.61	2.03	7.39
CLASS B SHARES	1/27/95
Without CDSC		30.75	2.49	7.39
With CDSC**		25.75	2.13	7.39
CLASS C SHARES	3/22/99
Without CDSC		30.72	2.50	7.26
With CDSC***		29.72	2.50	7.26
CLASS R2 SHARES	11/3/08	31.22	2.88	7.68
CLASS R5 SHARES	5/15/06	31.95	3.49	8.29
CLASS R6 SHARES	2/22/05	32.06	3.53	8.33
SELECT CLASS SHARES	1/27/95	31.86	3.39	8.23

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	37.58%
Russell 2000 Index	37.41%

Net Assets as of 6/30/2011 (In Thousands)	$69,151

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the retail and industrial cyclical sectors contributed to relative performance, while the Fund’s stock selection in the basic materials and systems hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Dillard’s, Inc., a U.S. department store chain, and Sauer-Danfoss Inc., a mechanical components manufacturer. Shares of Dillard’s, Inc. benefited after the company reported strong same-store sales (a statistic used by retailers that compares sales of a company’s stores that have been open for a year or more) and reported better-than-expected earnings per share due to improving gross margins. Investors also reacted favorably to its announced stock repurchase plan. Shares of Sauer-Danfoss Inc. increased after the company announced that it expected an increase in its fiscal 2011 sales.

Individual detractors from relative performance included the Fund’s positions in Spartech Corp., a producer of engineered plastic and rubber products, and New York-based bank Suffolk Bancorp. Shares of Spartech Corp. declined as rising prices for raw materials hurt the company’s profits. In addition, the company fired and replaced its chief executive officer for the third time in five years. Shares of Suffolk Bancorp declined due to weak credit results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Greatbatch, Inc.	1.2%
2.	Affymetrix, Inc.	1.2
3.	Nordson Corp.	1.2
4.	Sauer-Danfoss, Inc.	1.2
5.	Finish Line, Inc. (The), Class A	1.1
6.	Dillard’s, Inc., Class A	1.1
7.	Manhattan Associates, Inc.	1.1
8.	Minerals Technologies, Inc.	1.1
9.	JAKKS Pacific, Inc.	1.0
10.	Knoll, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.2%
Information Technology	16.3
Consumer Discretionary	14.7
Industrials	14.1
Health Care	13.3
Energy	6.5
Materials	4.8
Utilities	3.2
Consumer Staples	3.1
Telecommunication Services	1.6
U.S. Treasury Obligation	0.3
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		36.78%	3.91%	4.73%
With Sales Charge*		29.63	2.79	4.16
CLASS C SHARES	11/1/07
Without CDSC		36.19	3.55	4.54
With CDSC**		35.19	3.55	4.54
INSTITUTIONAL CLASS SHARES	11/4/93	37.58	4.33	5.02
SELECT CLASS SHARES	9/10/01	37.27	4.14	4.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to their inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from June 30, 1999 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 16.5%
	Auto Components — 1.0%
61	Gentex Corp.	1,853
43	Tenneco, Inc. (a)	1,890

		3,743

	Automobiles — 0.4%
58	Tesla Motors, Inc. (a) (c)	1,693

	Diversified Consumer Services — 2.3%
105	American Public Education, Inc. (a) (c)	4,652
44	Sotheby’s	1,911
15	Strayer Education, Inc. (c)	1,908

		8,471

	Hotels, Restaurants & Leisure — 6.1%
57	BJ’s Restaurants, Inc. (a)	2,966
306	Boyd Gaming Corp. (a) (c)	2,666
156	Bravo Brio Restaurant Group, Inc. (a)	3,823
108	Gaylord Entertainment Co. (a)	3,237
115	Life Time Fitness, Inc. (a)	4,588
428	Morgans Hotel Group Co. (a)	3,074
55	Vail Resorts, Inc. (c)	2,550

		22,904

	Internet & Catalog Retail — 0.5%
52	HomeAway, Inc. (a)	2,013

	Media — 2.3%
35	Morningstar, Inc.	2,115
227	National CineMedia, Inc.	3,841
218	Regal Entertainment Group, Class A	2,694

		8,650

	Specialty Retail — 0.5%
74	Lumber Liquidators Holdings, Inc. (a) (c)	1,882

	Textiles, Apparel & Luxury Goods — 3.4%
53	Deckers Outdoor Corp. (a)	4,694
131	Oxford Industries, Inc.	4,422
92	Vera Bradley, Inc. (a)	3,520

		12,636

	Total Consumer Discretionary	61,992

	Consumer Staples — 0.7%
	Food & Staples Retailing — 0.7%
67	Fresh Market, Inc. (The) (a)	2,572

	Energy — 6.2%
	Energy Equipment & Services — 3.7%
25	CARBO Ceramics, Inc. (c)	4,005
61	Dril-Quip, Inc. (a)	4,125

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
177	Global Geophysical Services, Inc. (a)	3,142
69	Superior Energy Services, Inc. (a)	2,578

		13,850

	Oil, Gas & Consumable Fuels — 2.5%
106	Forest Oil Corp. (a)	2,820
150	Lone Pine Resources, Inc., (Canada) (a)	1,596
297	Magnum Hunter Resources Corp. (a)	2,006
103	Petroleum Development Corp. (a)	3,091

		9,513

	Total Energy	23,363

	Financials — 6.6%
	Capital Markets — 4.4%
33	Affiliated Managers Group, Inc. (a)	3,389
70	Cohen & Steers, Inc.	2,312
137	Financial Engines, Inc. (a)	3,554
40	Greenhill & Co., Inc.	2,160
306	PennantPark Investment Corp.	3,426
44	Stifel Financial Corp. (a)	1,589

		16,430

	Commercial Banks — 1.0%
39	City National Corp.	2,127
29	Signature Bank (a)	1,684

		3,811

	Diversified Financial Services — 0.3%
26	MSCI, Inc., Class A (a)	967

	Real Estate Investment Trusts (REITs) — 0.9%
33	BRE Properties, Inc.	1,621
57	Douglas Emmett, Inc.	1,132
11	Home Properties, Inc.	663

		3,416

	Total Financials	24,624

	Health Care — 20.3%
	Biotechnology — 4.7%
64	Acorda Therapeutics, Inc. (a) (m)	2,069
229	Ariad Pharmaceuticals, Inc. (a)	2,591
100	AVEO Pharmaceuticals, Inc. (a)	2,053
99	Cubist Pharmaceuticals, Inc. (a)	3,557
322	Halozyme Therapeutics, Inc. (a)	2,228
282	Idenix Pharmaceuticals, Inc. (a)	1,409
68	Onyx Pharmaceuticals, Inc. (a)	2,413
13	Pharmasset, Inc. (a)	1,511

		17,831

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 6.6%
354	DynaVox, Inc., Class A (a)	2,692
440	Imris, Inc., (Canada) (a)	3,003
218	Insulet Corp. (a) (c)	4,827
92	Masimo Corp.	2,744
157	MELA Sciences, Inc. (a) (c)	367
54	Merit Medical Systems, Inc. (a)	963
318	Syneron Medical Ltd., (Israel) (a)	3,854
84	Thoratec Corp. (a)	2,740
140	Tornier B.V., (Netherlands) (a)	3,761

		24,951

	Health Care Providers & Services — 3.7%
218	Emeritus Corp. (a) (c)	4,622
130	Health Net, Inc. (a)	4,186
113	Healthspring, Inc. (a)	5,207

		14,015

	Health Care Technology — 1.3%
310	Omnicell, Inc. (a)	4,838

	Life Sciences Tools & Services — 1.6%
196	Bruker Corp. (a)	3,992
113	Fluidigm Corp. (a)	1,889

		5,881

	Pharmaceuticals — 2.4%
111	Aegerion Pharmaceuticals, Inc. (a)	1,750
83	Impax Laboratories, Inc. (a)	1,817
198	Nektar Therapeutics (a)	1,441
96	Sagent Pharmaceuticals, Inc. (a)	2,579
77	ViroPharma, Inc. (a)	1,432

		9,019

	Total Health Care	76,535

	Industrials — 21.9%
	Aerospace & Defense — 2.7%
136	DigitalGlobe, Inc. (a)	3,450
126	HEICO Corp. (c)	6,870

		10,320

	Building Products — 1.9%
23	Lennox International, Inc.	969
110	Simpson Manufacturing Co., Inc. (c)	3,278
124	Trex Co., Inc. (a)	3,042

		7,289

	Commercial Services & Supplies — 0.3%
49	GEO Group, Inc. (The) (a)	1,125

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 4.6%
82	Acuity Brands, Inc. (m)	4,581
143	EnerSys (a)	4,924
177	Generac Holdings, Inc. (a)	3,425
102	General Cable Corp. (a)	4,357

		17,287

	Industrial Conglomerates — 1.0%
76	Carlisle Cos., Inc.	3,724

	Machinery — 3.8%
62	Graco, Inc.	3,160
52	Middleby Corp. (a)	4,861
67	Titan International, Inc.	1,616
71	Wabtec Corp.	4,695

		14,332

	Professional Services — 1.4%
74	Corporate Executive Board Co. (The)	3,247
115	Mistras Group, Inc. (a)	1,863

		5,110

	Road & Rail — 4.6%
284	Avis Budget Group, Inc. (a)	4,856
147	Marten Transport Ltd.	3,180
158	Old Dominion Freight Line, Inc. (a)	5,903
168	Zipcar, Inc. (a) (c)	3,427

		17,366

	Trading Companies & Distributors — 1.6%
213	Rush Enterprises, Inc., Class A (a)	4,054
29	Watsco, Inc.	1,938

		5,992

	Total Industrials	82,545

	Information Technology — 23.2%
	Communications Equipment — 1.9%
102	Aruba Networks, Inc. (a)	3,011
76	Ixia (a)	969
80	Riverbed Technology, Inc. (a)	3,157

		7,137

	Computers & Peripherals — 0.6%
80	Fusion-io, Inc. (a) (c)	2,414

	Internet Software & Services — 4.5%
98	Cornerstone OnDemand, Inc. (a)	1,734
167	DealerTrack Holdings, Inc. (a)	3,840
199	Envestnet, Inc. (a)	2,958
143	IntraLinks Holdings, Inc. (a)	2,476

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
80	LogMeIn, Inc. (a)	3,093
68	Rackspace Hosting, Inc. (a)	2,903

		17,004

	Semiconductors & Semiconductor Equipment — 4.6%
79	Cavium, Inc. (a)	3,435
64	Cymer, Inc. (a)	3,180
59	Hittite Microwave Corp. (a)	3,672
155	Inphi Corp. (a)	2,694
103	Mellanox Technologies Ltd., (Israel) (a)	3,085
114	TriQuint Semiconductor, Inc. (a)	1,165

		17,231

	Software — 11.6%
94	Blackboard, Inc. (a) (c)	4,076
53	BroadSoft, Inc. (a)	2,024
57	Concur Technologies, Inc. (a) (c)	2,849
94	Fortinet, Inc. (a)	2,572
109	NetSuite, Inc. (a) (c)	4,281
142	Nuance Communications, Inc. (a)	3,056
164	RealD, Inc. (a) (c)	3,846
130	RealPage, Inc. (a)	3,437
169	SolarWinds, Inc. (a)	4,415
143	Sourcefire, Inc. (a)	4,246
139	Taleo Corp., Class A (a)	5,162
124	TIBCO Software, Inc. (a)	3,609

		43,573

	Total Information Technology	87,359

	Materials — 1.5%
	Chemicals — 0.8%
92	Innospec, Inc. (a)	3,099

	Metals & Mining — 0.7%
171	Commercial Metals Co.	2,452

	Total Materials	5,551

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
303	Boingo Wireless, Inc. (a)	2,750

	Total Common Stocks (Cost $287,607)	367,291

Short-Term Investment — 2.3%
	Investment Company — 2.3%
8,471	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $8,471)	8,471

SHARES	SECURITY DESCRIPTION	VALUE($)

Investments of Cash Collateral for Securities on Loan — 6.3%
	Investment Company — 6.3%
23,887	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $23,887)	23,887

	Total Investments — 106.2% (Cost $319,965)	399,649
	Liabilities in Excess of Other Assets — (6.2)%	(23,275)

	NET ASSETS — 100.0%	$376,374

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 81.1%
	Consumer Discretionary — 12.6%
	Auto Components — 0.5%
11	American Axle & Manufacturing Holdings, Inc. (a)	124
75	Cooper Tire & Rubber Co.	1,488
65	Standard Motor Products, Inc.	984

		2,596

	Diversified Consumer Services — 0.5%
92	Bridgepoint Education, Inc. (a) (c)	2,287
7	Lincoln Educational Services Corp.	117
11	Mac-Gray Corp.	176

		2,580

	Hotels, Restaurants & Leisure — 2.0%
131	Ameristar Casinos, Inc.	3,096
13	Cracker Barrel Old Country Store, Inc.	626
57	DineEquity, Inc. (a)	2,985
101	Domino’s Pizza, Inc. (a)	2,557
81	Ruby Tuesday, Inc. (a)	876
127	Ruth’s Hospitality Group, Inc. (a)	714

		10,854

	Household Durables — 2.1%
78	American Greetings Corp., Class A	1,863
1	CSS Industries, Inc.	11
115	Helen of Troy Ltd., (Bermuda) (a)	3,981
16	Jarden Corp.	549
17	Libbey, Inc. (a)	274
39	Lifetime Brands, Inc.	454
65	Tempur-Pedic International, Inc. (a)	4,435

		11,567

	Leisure Equipment & Products — 0.3%
65	JAKKS Pacific, Inc. (a)	1,195
12	Sturm Ruger & Co., Inc.	261

		1,456

	Media — 0.8%
79	Entercom Communications Corp., Class A (a)	687
124	Journal Communications, Inc., Class A (a)	640
14	Knology, Inc. (a)	203
24	LIN TV Corp., Class A (a)	118
26	McClatchy Co. (The), Class A (a) (c)	73
20	Pandora Media, Inc. (a) (c)	384
213	Sinclair Broadcast Group, Inc., Class A	2,337

		4,442

	Multiline Retail — 0.8%
88	Dillard’s, Inc., Class A	4,599

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.3%
26	Aeropostale, Inc. (a)	457
122	Cabela’s, Inc. (a)	3,299
111	Casual Male Retail Group, Inc. (a)	460
142	Collective Brands, Inc. (a) (c)	2,092
159	Conn’s, Inc. (a) (c)	1,375
99	Destination Maternity Corp.	1,970
114	Express, Inc.	2,479
60	Finish Line, Inc. (The), Class A	1,277
8	Kirkland’s, Inc. (a)	94
15	Lithia Motors, Inc., Class A	302
84	Rent-A-Center, Inc.	2,567
113	Sonic Automotive, Inc., Class A (c)	1,657

		18,029

	Textiles, Apparel & Luxury Goods — 2.3%
13	Deckers Outdoor Corp. (a)	1,172
24	G-III Apparel Group Ltd. (a)	817
68	Iconix Brand Group, Inc. (a)	1,638
121	Maidenform Brands, Inc. (a)	3,333
72	Oxford Industries, Inc.	2,428
98	Perry Ellis International, Inc. (a)	2,470
26	Steven Madden Ltd. (a)	990

		12,848

	Total Consumer Discretionary	68,971

	Consumer Staples — 2.1%
	Beverages — 0.0% (g)
17	MGP Ingredients, Inc.	144

	Food & Staples Retailing — 0.6%
42	Andersons, Inc. (The)	1,758
84	Spartan Stores, Inc.	1,644

		3,402

	Food Products — 1.1%
49	B&G Foods, Inc.	1,010
160	Chiquita Brands International, Inc. (a)	2,079
42	Darling International, Inc. (a)	738
92	Dole Food Co., Inc. (a) (c)	1,245
23	Fresh Del Monte Produce, Inc.	606
7	TreeHouse Foods, Inc. (a)	404

		6,082

	Personal Products — 0.4%
18	Elizabeth Arden, Inc. (a)	514
10	Nature’s Sunshine Products, Inc. (a)	191

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — Continued
47	Prestige Brands Holdings, Inc. (a)	598
34	Revlon, Inc., Class A (a)	565

		1,868

	Total Consumer Staples	11,496

	Energy — 5.0%
	Energy Equipment & Services — 1.4%
15	Basic Energy Services, Inc. (a)	478
16	Cal Dive International, Inc. (a)	95
10	Complete Production Services, Inc. (a)	340
60	Gulfmark Offshore, Inc., Class A (a)	2,629
53	ION Geophysical Corp. (a)	503
21	Lufkin Industries, Inc.	1,816
13	Matrix Service Co. (a)	170
56	Newpark Resources, Inc. (a)	504
5	OYO Geospace Corp. (a)	460
34	RPC, Inc.	835

		7,830

	Oil, Gas & Consumable Fuels — 3.6%
4	Apco Oil and Gas International, Inc.	304
107	Callon Petroleum Co. (a)	752
29	Clayton Williams Energy, Inc. (a)	1,766
23	Cloud Peak Energy, Inc. (a)	481
21	Delek US Holdings, Inc.	330
35	DHT Holdings, Inc., (United Kingdom) (c)	132
141	EXCO Resources, Inc.	2,489
8	Frontline Ltd., (Bermuda) (c)	119
17	Georesources, Inc. (a)	373
3	Gevo, Inc. (a)	43
112	Gulfport Energy Corp. (a)	3,313
60	KiOR, Inc., Class A (a)	912
76	McMoRan Exploration Co. (a)	1,395
46	Petroquest Energy, Inc. (a)	324
11	Solazyme, Inc. (a) (c)	250
70	VAALCO Energy, Inc. (a)	421
118	W&T Offshore, Inc.	3,074
79	Warren Resources, Inc. (a)	300
34	Western Refining, Inc. (a) (c)	609
66	World Fuel Services Corp.	2,364

		19,751

	Total Energy	27,581

	Financials — 16.9%
	Capital Markets — 0.5%
107	BGC Partners, Inc., Class A	823
21	Gladstone Capital Corp.	197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
72	Knight Capital Group, Inc., Class A (a)	796
6	Oppenheimer Holdings, Inc., Class A	181
17	optionsXpress Holdings, Inc.	285
41	Prospect Capital Corp. (c)	414
15	Pzena Investment Management, Inc., Class A	86

		2,782

	Commercial Banks — 4.2%
2	Alliance Financial Corp.	64
22	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	383
49	Cathay General Bancorp	796
21	Citizens & Northern Corp.	315
23	City Holding Co.	773
33	Community Bank System, Inc.	808
10	Community Trust Bancorp, Inc.	269
23	East West Bancorp, Inc.	473
13	Enterprise Financial Services Corp.	177
30	Financial Institutions, Inc.	488
79	First Busey Corp.	420
360	First Commonwealth Financial Corp.	2,066
36	First Community Bancshares, Inc.	500
79	First Financial Bancorp	1,317
28	First Merchants Corp.	246
91	FNB Corp.	942
2	Hudson Valley Holding Corp.	31
28	Huntington Bancshares, Inc.	186
39	Iberiabank Corp.	2,225
23	International Bancshares Corp.	391
15	Lakeland Bancorp, Inc.	152
13	Lakeland Financial Corp.	287
16	MainSource Financial Group, Inc.	134
2	Merchants Bancshares, Inc.	37
83	Nara Bancorp, Inc. (a)	673
6	National Bankshares, Inc. (c)	143
13	NBT Bancorp, Inc.	285
98	Oriental Financial Group, Inc.	1,264
5	Peoples Bancorp, Inc.	61
90	Pinnacle Financial Partners, Inc. (a) (c)	1,399
15	Prosperity Bancshares, Inc.	653
4	Renasant Corp.	61
10	Republic Bancorp, Inc., Class A	205
35	Sierra Bancorp	393
14	Southside Bancshares, Inc.	286
76	Southwest Bancorp, Inc. (a)	744
44	Sterling Bancshares, Inc.	360

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
85	Susquehanna Bancshares, Inc.	680
14	SVB Financial Group (a)	824
17	WesBanco, Inc.	328
14	West Bancorp, Inc.	127
11	Westamerica Bancorp	517
170	Wilshire Bancorp, Inc. (a)	500

		22,983

	Consumer Finance — 2.5%
24	Advance America Cash Advance Centers, Inc.	163
91	Cash America International, Inc.	5,243
117	Dollar Financial Corp. (a)	2,529
41	Imperial Holdings, Inc. (a)	417
47	Nelnet, Inc., Class A	1,030
64	World Acceptance Corp. (a) (c)	4,216

		13,598

	Diversified Financial Services — 0.9%
68	Encore Capital Group, Inc. (a)	2,074
4	Marlin Business Services Corp. (a)	53
86	PHH Corp. (a)	1,761
16	Portfolio Recovery Associates, Inc. (a)	1,331

		5,219

	Insurance — 2.0%
262	American Equity Investment Life Holding Co.	3,335
9	American Safety Insurance Holdings Ltd. (a)	172
46	Aspen Insurance Holdings Ltd., (Bermuda)	1,184
195	CNO Financial Group, Inc. (a)	1,539
48	Delphi Financial Group, Inc., Class A	1,405
39	Flagstone Reinsurance Holdings S.A., (Luxembourg)	330
11	Horace Mann Educators Corp.	165
70	Meadowbrook Insurance Group, Inc.	690
86	National Financial Partners Corp. (a)	995
11	Safety Insurance Group, Inc.	450
33	Selective Insurance Group, Inc.	535

		10,800

	Real Estate Investment Trusts (REITs) — 6.3%
28	American Campus Communities, Inc.	977
431	Anworth Mortgage Asset Corp.	3,234
311	Ashford Hospitality Trust, Inc.	3,872
62	Associated Estates Realty Corp.	1,009
38	BioMed Realty Trust, Inc.	722
30	CapLease, Inc.	145
216	Capstead Mortgage Corp.	2,894
91	CBL & Associates Properties, Inc.	1,644

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
21	Colonial Properties Trust	428
182	DCT Industrial Trust, Inc.	949
59	Developers Diversified Realty Corp.	836
20	EastGroup Properties, Inc.	833
35	Education Realty Trust, Inc.	303
6	Equity Lifestyle Properties, Inc.	387
112	First Industrial Realty Trust, Inc. (a)	1,279
54	Glimcher Realty Trust	512
10	Home Properties, Inc.	591
39	LaSalle Hotel Properties	1,019
323	Lexington Realty Trust (c)	2,952
279	MFA Financial, Inc.	2,240
9	Mission West Properties, Inc.	79
11	MPG Office Trust, Inc. (a)	31
49	Omega Healthcare Investors, Inc.	1,032
20	Parkway Properties, Inc.	340
7	Pebblebrook Hotel Trust	133
97	Pennsylvania Real Estate Investment Trust	1,523
15	PS Business Parks, Inc.	815
18	Ramco-Gershenson Properties Trust	218
86	Senior Housing Properties Trust	2,002
156	Strategic Hotels & Resorts, Inc. (a)	1,107
9	Sun Communities, Inc.	336

		34,442

	Thrifts & Mortgage Finance — 0.5%
20	Dime Community Bancshares, Inc.	285
106	Doral Financial Corp. (a)	207
30	First Niagara Financial Group, Inc.	397
18	OceanFirst Financial Corp.	233
114	Ocwen Financial Corp. (a)	1,450
66	Radian Group, Inc.	281
41	Trustco Bank Corp.	201

		3,054

	Total Financials	92,878

	Health Care — 10.1%
	Biotechnology — 2.8%
47	Achillion Pharmaceuticals, Inc. (a)	352
59	Acorda Therapeutics, Inc. (a)	1,916
44	Affymax, Inc. (a)	299
137	Anadys Pharmaceuticals, Inc. (a)	138
180	Ariad Pharmaceuticals, Inc. (a)	2,041
61	BioCryst Pharmaceuticals, Inc. (a) (c)	232
51	BioMimetic Therapeutics, Inc. (a)	263

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
74	Chelsea Therapeutics International Ltd. (a)	378
401	Dynavax Technologies Corp. (a)	1,104
118	Halozyme Therapeutics, Inc. (a)	815
60	Immunomedics, Inc. (a) (c)	243
85	Incyte Corp., Ltd. (a) (c)	1,602
32	Ironwood Pharmaceuticals, Inc. (a)	500
43	Medivation, Inc. (a)	917
80	Momenta Pharmaceuticals, Inc. (a) (c)	1,551
22	Onyx Pharmaceuticals, Inc. (a)	773
113	Savient Pharmaceuticals, Inc. (a) (c)	843
55	Seattle Genetics, Inc. (a)	1,129
17	Targacept, Inc. (a)	350

		15,446

	Health Care Equipment & Supplies — 2.2%
54	Align Technology, Inc. (a)	1,229
87	Cantel Medical Corp.	2,341
29	DynaVox, Inc., Class A (a)	223
14	GenMark Diagnostics, Inc. (a)	83
22	Greatbatch, Inc. (a)	590
66	Immucor, Inc. (a)	1,350
34	Integra LifeSciences Holdings Corp. (a)	1,616
70	Invacare Corp.	2,337
24	Orthofix International N.V., (Netherlands) (a)	1,015
24	Sirona Dental Systems, Inc. (a)	1,259

		12,043

	Health Care Providers & Services — 3.9%
19	AMERIGROUP Corp. (a)	1,346
281	Continucare Corp. (a)	1,735
505	Five Star Quality Care, Inc. (a)	2,931
56	Gentiva Health Services, Inc. (a)	1,156
48	Hanger Orthopedic Group, Inc. (a)	1,184
90	Healthspring, Inc. (a)	4,150
46	Kindred Healthcare, Inc. (a)	988
170	Metropolitan Health Networks, Inc. (a)	815
49	Owens & Minor, Inc.	1,700
151	PharMerica Corp. (a)	1,927
13	Providence Service Corp. (The) (a)	166
51	Select Medical Holdings Corp. (a)	456
31	Triple-S Management Corp., Class B (a)	669
10	US Physical Therapy, Inc.	247
102	Vanguard Health Systems, Inc. (a) (c)	1,746
8	WellCare Health Plans, Inc. (a)	416

		21,632

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.0% (g)
7	ePocrates, Inc. (a)	135

	Life Sciences Tools & Services — 0.1%
36	Enzo Biochem, Inc. (a)	155
21	Pacific Biosciences of California, Inc. (a) (c)	250

		405

	Pharmaceuticals — 1.1%
83	Aegerion Pharmaceuticals, Inc. (a)	1,310
89	Cadence Pharmaceuticals, Inc. (a) (c)	820
18	Cardiome Pharma Corp., (Canada) (a)	82
72	Impax Laboratories, Inc. (a)	1,573
29	Par Pharmaceutical Cos., Inc. (a)	950
17	Sagent Pharmaceuticals, Inc. (a)	461
16	Salix Pharmaceuticals Ltd. (a)	617

		5,813

	Total Health Care	55,474

	Industrials — 11.6%
	Aerospace & Defense — 1.9%
13	Ceradyne, Inc. (a)	522
8	Curtiss-Wright Corp.	259
35	Esterline Technologies Corp. (a)	2,636
267	GenCorp, Inc. (a)	1,714
12	HEICO Corp.	684
28	LMI Aerospace, Inc. (a)	694
40	Triumph Group, Inc.	4,003

		10,512

	Air Freight & Logistics — 0.5%
51	Atlas Air Worldwide Holdings, Inc. (a)	3,053

	Airlines — 0.6%
26	Alaska Air Group, Inc. (a)	1,807
167	Hawaiian Holdings, Inc. (a)	952
34	SkyWest, Inc.	505

		3,264

	Building Products — 0.1%
7	Gibraltar Industries, Inc. (a)	77
33	Insteel Industries, Inc.	409

		486

	Commercial Services & Supplies — 1.8%
42	ACCO Brands Corp. (a)	327
292	Cenveo, Inc. (a)	1,867
141	Deluxe Corp.	3,472
16	Herman Miller, Inc.	438
73	Knoll, Inc.	1,469

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
22	Metalico, Inc. (a)	128
15	Team, Inc. (a)	355
15	UniFirst Corp.	860
25	United Stationers, Inc.	882
1	Waste Connections, Inc.	38

		9,836

	Construction & Engineering — 1.1%
68	EMCOR Group, Inc. (a)	1,999
133	MasTec, Inc. (a)	2,615
66	Tutor Perini Corp.	1,270

		5,884

	Electrical Equipment — 1.4%
38	Acuity Brands, Inc.	2,142
44	EnerSys (a)	1,525
7	Polypore International, Inc. (a)	454
55	Regal-Beloit Corp.	3,646

		7,767

	Industrial Conglomerates — 0.0% (g)
6	Standex International Corp.	181

	Machinery — 2.8%
36	Barnes Group, Inc.	886
31	CIRCOR International, Inc.	1,336
18	Columbus McKinnon Corp. (a)	325
82	EnPro Industries, Inc. (a)	3,942
108	Force Protection, Inc. (a)	536
32	Kadant, Inc. (a)	999
78	NN, Inc. (a)	1,167
11	Robbins & Myers, Inc.	597
59	Trimas Corp. (a)	1,467
60	Wabtec Corp.	3,963
7	Watts Water Technologies, Inc., Class A	251

		15,469

	Professional Services — 0.0% (g)
12	GP Strategies Corp. (a)	163

	Road & Rail — 0.5%
9	Dollar Thrifty Automotive Group, Inc. (a)	664
135	Quality Distribution, Inc. (a)	1,760
6	Zipcar, Inc. (a) (c)	116

		2,540

	Trading Companies & Distributors — 0.9%
32	Aircastle Ltd.	410
51	Applied Industrial Technologies, Inc.	1,798

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
20	Beacon Roofing Supply, Inc. (a)	463
11	Interline Brands, Inc. (a)	195
61	SeaCube Container Leasing Ltd.	1,046
32	United Rentals, Inc. (a)	815

		4,727

	Total Industrials	63,882

	Information Technology — 13.6%
	Communications Equipment — 1.7%
148	Arris Group, Inc. (a)	1,720
44	Black Box Corp.	1,379
19	Blue Coat Systems, Inc. (a)	415
25	Comtech Telecommunications Corp.	698
9	EMS Technologies, Inc. (a)	300
21	NETGEAR, Inc. (a)	918
13	Oplink Communications, Inc. (a)	250
31	Plantronics, Inc.	1,143
28	Polycom, Inc. (a)	1,775
53	Symmetricom, Inc. (a)	311
100	Westell Technologies, Inc., Class A (a)	357

		9,266

	Computers & Peripherals — 0.4%
29	Fusion-io, Inc. (a) (c)	858
47	Hypercom Corp. (a)	459
21	Imation Corp. (a)	193
19	Synaptics, Inc. (a) (c)	479
36	Xyratex Ltd., (United Kingdom) (a)	368

		2,357

	Electronic Equipment, Instruments & Components — 1.3%
62	Brightpoint, Inc. (a)	500
26	Daktronics, Inc.	279
29	DDi Corp.	272
9	Fabrinet (a)	211
29	Insight Enterprises, Inc. (a)	515
10	Littelfuse, Inc.	587
7	Measurement Specialties, Inc. (a)	261
12	NeoPhotonics Corp. (a)	83
43	Newport Corp. (a)	780
26	Plexus Corp. (a)	909
37	Power-One, Inc. (a) (c)	302
52	RadiSys Corp. (a)	381
36	SYNNEX Corp. (a)	1,154
40	TTM Technologies, Inc. (a)	636

		6,870

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — 0.5%
34	Cornerstone OnDemand, Inc. (a)	600
13	Demand Media, Inc. (a) (c)	172
17	Keynote Systems, Inc.	357
11	Responsys, Inc. (a)	200
220	United Online, Inc.	1,328

		2,657

	IT Services — 1.5%
15	CACI International, Inc., Class A (a)	934
103	CIBER, Inc. (a)	574
21	CSG Systems International, Inc. (a)	396
22	Gartner, Inc. (a)	890
13	ManTech International Corp., Class A	573
6	MAXIMUS, Inc.	496
23	ServiceSource International, Inc. (a)	518
23	TeleTech Holdings, Inc. (a)	489
21	Unisys Corp. (a)	547
32	VeriFone Systems, Inc. (a)	1,428
25	Wright Express Corp. (a)	1,286

		8,131

	Semiconductors & Semiconductor Equipment — 3.9%
19	Alpha & Omega Semiconductor Ltd. (a)	256
152	Amkor Technology, Inc. (a)	935
42	Brooks Automation, Inc. (a)	455
130	Cirrus Logic, Inc. (a)	2,070
131	Entegris, Inc. (a)	1,321
11	FEI Co. (a)	428
325	GT Solar International, Inc. (a) (c)	5,271
403	Kulicke & Soffa Industries, Inc. (a)	4,493
75	Lattice Semiconductor Corp. (a)	491
48	Micrel, Inc.	504
26	MKS Instruments, Inc.	679
43	Photronics, Inc. (a)	361
171	PMC-Sierra, Inc. (a)	1,297
119	Skyworks Solutions, Inc. (a)	2,739
38	TriQuint Semiconductor, Inc. (a)	387

		21,687

	Software — 4.3%
45	Actuate Corp. (a)	262
13	Ariba, Inc. (a)	458
154	Aspen Technology, Inc. (a)	2,647
8	Deltek, Inc. (a)	60
18	Ebix, Inc. (a) (c)	347
139	JDA Software Group, Inc. (a)	4,288
56	Lawson Software, Inc. (a)	624

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
90	Magma Design Automation, Inc. (a)	721
21	Monotype Imaging Holdings, Inc. (a)	301
24	Netscout Systems, Inc. (a)	495
55	Parametric Technology Corp. (a)	1,261
34	Progress Software Corp. (a)	830
32	Quest Software, Inc. (a)	730
10	Rovi Corp. (a)	556
6	SS&C Technologies Holdings, Inc. (a)	123
140	Take-Two Interactive Software, Inc. (a)	2,141
106	TeleNav, Inc. (a)	1,886
610	THQ, Inc. (a)	2,208
55	TIBCO Software, Inc. (a)	1,608
34	VASCO Data Security International, Inc. (a) (c)	428
36	VirnetX Holding Corp. (a) (c)	1,053
28	Websense, Inc. (a)	732

		23,759

	Total Information Technology	74,727

	Materials — 4.8%
	Chemicals — 2.0%
136	Georgia Gulf Corp. (a)	3,281
34	H.B. Fuller Co.	820
36	Innophos Holdings, Inc.	1,767
40	Koppers Holdings, Inc.	1,521
21	Kraton Performance Polymers, Inc. (a)	834
102	PolyOne Corp.	1,570
54	Solutia, Inc. (a)	1,225

		11,018

	Containers & Packaging — 0.8%
38	Boise, Inc.	298
263	Graphic Packaging Holding Co. (a)	1,429
44	Rock-Tenn Co., Class A	2,886

		4,613

	Metals & Mining — 1.4%
48	Century Aluminum Co. (a)	745
51	Coeur d’Alene Mines Corp. (a)	1,247
40	Hecla Mining Co. (a)	308
219	Noranda Aluminum Holding Corp. (a)	3,320
94	Worthington Industries, Inc.	2,160

		7,780

	Paper & Forest Products — 0.6%
90	Buckeye Technologies, Inc.	2,415
14	Schweitzer-Mauduit International, Inc.	763

		3,178

	Total Materials	26,589

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
22	Boingo Wireless, Inc. (a)	203
1,009	Cincinnati Bell, Inc. (a)	3,351
39	Consolidated Communications Holdings, Inc.	754
10	IDT Corp., Class B	262
31	Neutral Tandem, Inc. (a)	547
149	Premiere Global Services, Inc. (a)	1,188
439	Vonage Holdings Corp. (a)	1,937

	Total Telecommunication Services	8,242

	Utilities — 2.9%
	Electric Utilities — 2.1%
10	Central Vermont Public Service Corp.	347
78	El Paso Electric Co.	2,523
46	IDACORP, Inc.	1,797
11	MGE Energy, Inc.	430
196	Portland General Electric Co.	4,942
17	UniSource Energy Corp.	638
37	Westar Energy, Inc.	996

		11,673

	Gas Utilities — 0.8%
8	Chesapeake Utilities Corp.	300
11	Laclede Group, Inc. (The)	416
35	New Jersey Resources Corp.	1,539
3	Nicor, Inc.	181
11	Northwest Natural Gas Co.	479
20	Southwest Gas Corp.	753
12	WGL Holdings, Inc.	477

		4,145

	Total Utilities	15,818

	Total Common Stocks (Cost $327,097)	445,658

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.3%
1,880	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $1,884)	1,885

SHARES
Short-Term Investment — 17.5%
	Investment Company — 17.5%
96,160	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $96,160)	96,160

Investment of Cash Collateral for Securities on Loan — 4.9%
	Investment Company — 4.9%
26,812	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $26,812)	26,812

	Total Investments — 103.8% (Cost $451,953)	570,515
	Liabilities in Excess of Other Assets — (3.8)%	(20,985)

	NET ASSETS — 100.0%	$549,530

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,238	E-mini Russell 2000	09/16/11	$102,185	$3,842

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 20.9%
	Auto Components — 0.4%
411	Drew Industries, Inc.	10,153

	Distributors — 1.0%
852	Pool Corp.	25,398

	Diversified Consumer Services — 0.5%
1,147	Archipelago Learning, Inc. (a) (c)	11,312

	Hotels, Restaurants & Leisure — 7.7%
1,004	Brinker International, Inc.	24,560
523	Cracker Barrel Old Country Store, Inc.	25,805
731	Monarch Casino & Resort, Inc. (a)	7,634
1,455	Papa John’s International, Inc. (a)	48,393
1,323	Penn National Gaming, Inc. (a)	53,356
507	PF Chang’s China Bistro, Inc.	20,398
1,547	Shuffle Master, Inc. (a)	14,468

		194,614

	Household Durables — 3.5%
1,797	Jarden Corp.	62,016
1,204	Toll Brothers, Inc. (a)	24,967

		86,983

	Leisure Equipment & Products — 0.6%
694	Brunswick Corp.	14,160

	Media — 2.0%
1,174	Cinemark Holdings, Inc.	24,319
440	Morningstar, Inc.	26,725

		51,044

	Specialty Retail — 4.2%
1,780	American Eagle Outfitters, Inc.	22,697
1,660	Chico’s FAS, Inc.	25,280
812	Dick’s Sporting Goods, Inc. (a)	31,218
755	Williams-Sonoma, Inc.	27,539

		106,734

	Textiles, Apparel & Luxury Goods — 1.0%
1,079	Iconix Brand Group, Inc. (a)	26,105

	Total Consumer Discretionary	526,503

	Consumer Staples — 1.0%
	Food Products — 1.0%
533	J&J Snack Foods Corp.	26,573

	Energy — 5.8%
	Energy Equipment & Services — 3.7%
1,146	Exterran Holdings, Inc. (a)	22,729
1,417	Patterson-UTI Energy, Inc.	44,776
483	Tidewater, Inc.	25,963

		93,468

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 2.1%
545	Approach Resources, Inc. (a) (c)	12,356
299	Cimarex Energy Co.	26,868
871	Resolute Energy Corp. (a) (c)	14,067

		53,291

	Total Energy	146,759

	Financials — 20.7%
	Capital Markets — 5.6%
967	Calamos Asset Management, Inc., Class A	14,043
122	Diamond Hill Investment Group, Inc.	9,902
1,038	Epoch Holding Corp.	18,524
401	Greenhill & Co., Inc. (c)	21,591
2,215	HFF, Inc., Class A (a)	33,422
2,194	Janus Capital Group, Inc.	20,707
405	JMP Group, Inc.	2,847
1,101	KBW, Inc.	20,583

		141,619

	Commercial Banks — 6.5%
1,552	Associated Banc-Corp.	21,574
1,524	First Financial Bancorp	25,431
80	First of Long Island Corp. (The)	2,236
464	First Republic Bank (a) (c)	14,962
681	Iberiabank Corp.	39,244
3,506	Umpqua Holdings Corp.	40,568
2,735	Western Alliance Bancorp (a)	19,419

		163,434

	Insurance — 3.6%
983	eHealth, Inc. (a) (c)	13,139
869	ProAssurance Corp. (a)	60,816
264	RLI Corp.	16,324

		90,279

	Real Estate Investment Trusts (REITs) — 4.4%
758	EastGroup Properties, Inc.	32,239
489	Mid-America Apartment Communities, Inc.	32,984
1,334	National Retail Properties, Inc.	32,688
813	RLJ Lodging Trust (c)	14,124

		112,035

	Real Estate Management & Development — 0.6%
447	FirstService Corp., (Canada) (a)	15,439

	Total Financials	522,806

	Health Care — 10.6%
	Health Care Equipment & Supplies — 1.0%
329	IDEXX Laboratories, Inc. (a)	25,555

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 8.4%
1,763	Coventry Health Care, Inc. (a)	64,295
479	MWI Veterinary Supply, Inc. (a)	38,680
1,588	PSS World Medical, Inc. (a)	44,469
1,272	VCA Antech, Inc. (a)	26,962
758	WellCare Health Plans, Inc. (a)	38,943

		213,349

	Health Care Technology — 1.0%
1,550	Omnicell, Inc. (a)	24,171

	Pharmaceuticals — 0.2%
1,012	Cumberland Pharmaceuticals, Inc. (a) (c)	5,819

	Total Health Care	268,894

	Industrials — 15.1%
	Aerospace & Defense — 2.1%
576	TransDigm Group, Inc. (a)	52,546

	Air Freight & Logistics — 0.4%
317	Forward Air Corp.	10,699

	Building Products — 0.3%
699	NCI Building Systems, Inc. (a)	7,956

	Commercial Services & Supplies — 5.7%
2,683	ACCO Brands Corp. (a)	21,065
1,313	Herman Miller, Inc.	35,748
1,680	KAR Auction Services, Inc. (a)	31,770
1,757	Waste Connections, Inc.	55,764

		144,347

	Construction & Engineering — 0.8%
1,758	Comfort Systems USA, Inc.	18,652

	Electrical Equipment — 0.8%
294	Regal-Beloit Corp.	19,604

	Machinery — 4.1%
502	Altra Holdings, Inc. (a)	12,041
1,135	Douglas Dynamics, Inc.	17,925
888	Kaydon Corp.	33,153
830	RBC Bearings, Inc. (a)	31,328
159	Toro Co. (The)	9,589

		104,036

	Professional Services — 0.1%
53	CoStar Group, Inc. (a)	3,144

	Road & Rail — 0.8%
1,106	Knight Transportation, Inc.	18,784

	Trading Companies & Distributors — 0.0% (g)
19	Interline Brands, Inc. (a)	344

	Total Industrials	380,112

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 10.8%
	Electronic Equipment, Instruments & Components — 1.4%
545	Anixter International, Inc.	35,578

	Internet Software & Services — 1.6%
535	Active Network, Inc. (The) (a)	9,421
1,072	Dice Holdings, Inc. (a)	14,497
243	SciQuest, Inc. (a)	4,157
355	Vocus, Inc. (a)	10,860

		38,935

	Semiconductors & Semiconductor Equipment — 0.7%
1,430	Intersil Corp., Class A	18,374

	Software — 7.1%
561	Blackboard, Inc. (a) (c)	24,324
891	DemandTec, Inc. (a)	8,109
675	MICROS Systems, Inc. (a)	33,549
1,411	Monotype Imaging Holdings, Inc. (a)	19,935
554	NetSuite, Inc. (a)	21,699
545	SolarWinds, Inc. (a)	14,257
752	Solera Holdings, Inc.	44,481
447	SuccessFactors, Inc. (a)	13,129

		179,483

	Total Information Technology	272,370

	Materials — 9.0%
	Chemicals — 2.0%
320	Airgas, Inc.	22,420
550	Scotts Miracle-Gro Co. (The), Class A	28,203

		50,623

	Containers & Packaging — 6.1%
907	Aptargroup, Inc.	47,456
1,070	Crown Holdings, Inc. (a)	41,534
1,605	Silgan Holdings, Inc.	65,760

		154,750

	Metals & Mining — 0.9%
251	Compass Minerals International, Inc.	21,612

	Total Materials	226,985

	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
1,097	NTELOS Holdings Corp.	22,398

	Utilities — 2.6%
	Gas Utilities — 1.1%
607	Northwest Natural Gas Co.	27,372

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 1.5%
1,120	NorthWestern Corp.	37,078

	Total Utilities	64,450

	Total Common Stocks (Cost $1,842,759)	2,457,850

Short-Term Investment — 2.1%
	Investment Company — 2.1%
54,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $54,356)	54,356

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 2.2%
	Investment Company — 2.2%
54,593	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $54,593)	54,593

	Total Investments — 101.7% (Cost $1,951,708)	2,566,799
	Liabilities in Excess of Other Assets — (1.7)%	(42,206)

	NET ASSETS — 100.0%	$2,524,593

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Consumer Discretionary — 16.4%
	Auto Components — 1.0%
121	Gentex Corp.	3,655
85	Tenneco, Inc. (a)	3,733

		7,388

	Automobiles — 0.5%
115	Tesla Motors, Inc. (a) (c)	3,335

	Diversified Consumer Services — 2.2%
206	American Public Education, Inc. (a)	9,174
87	Sotheby’s	3,771
30	Strayer Education, Inc. (c)	3,766

		16,711

	Hotels, Restaurants & Leisure — 6.1%
112	BJ’s Restaurants, Inc. (a)	5,854
604	Boyd Gaming Corp. (a) (c)	5,258
312	Bravo Brio Restaurant Group, Inc. (a) (c)	7,614
213	Gaylord Entertainment Co. (a)	6,384
227	Life Time Fitness, Inc. (a)	9,052
843	Morgans Hotel Group Co. (a)	6,063
109	Vail Resorts, Inc.	5,029

		45,254

	Internet & Catalog Retail — 0.5%
104	HomeAway, Inc. (a)	4,009

	Media — 2.3%
69	Morningstar, Inc.	4,170
448	National CineMedia, Inc.	7,577
430	Regal Entertainment Group, Class A	5,314

		17,061

	Specialty Retail — 0.5%
141	Lumber Liquidators Holdings, Inc. (a) (c)	3,569

	Textiles, Apparel & Luxury Goods — 3.3%
105	Deckers Outdoor Corp. (a)	9,263
258	Oxford Industries, Inc.	8,724
182	Vera Bradley, Inc. (a)	6,945

		24,932

	Total Consumer Discretionary	122,259

	Consumer Staples — 0.7%
	Food & Staples Retailing — 0.7%
131	Fresh Market, Inc. (The) (a)	5,071

	Energy — 6.2%
	Energy Equipment & Services — 3.7%
48	CARBO Ceramics, Inc.	7,887
120	Dril-Quip, Inc. (a)	8,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
348	Global Geophysical Services, Inc. (a)	6,200
137	Superior Energy Services, Inc. (a)	5,084

		27,310

	Oil, Gas & Consumable Fuels — 2.5%
213	Forest Oil Corp. (a)	5,684
296	Lone Pine Resources, Inc., (Canada) (a)	3,148
586	Magnum Hunter Resources Corp. (a)	3,958
204	Petroleum Development Corp. (a)	6,096

		18,886

	Total Energy	46,196

	Financials — 6.5%
	Capital Markets — 4.3%
66	Affiliated Managers Group, Inc. (a)	6,726
138	Cohen & Steers, Inc. (c)	4,558
271	Financial Engines, Inc. (a)	7,024
79	Greenhill & Co., Inc. (c)	4,263
603	PennantPark Investment Corp.	6,757
87	Stifel Financial Corp. (a)	3,131

		32,459

	Commercial Banks — 1.0%
77	City National Corp.	4,193
58	Signature Bank (a)	3,318

		7,511

	Diversified Financial Services — 0.3%
51	MSCI, Inc., Class A (a)	1,914

	Real Estate Investment Trusts (REITs) — 0.9%
64	BRE Properties, Inc.	3,207
113	Douglas Emmett, Inc.	2,242
22	Home Properties, Inc.	1,315

		6,764

	Total Financials	48,648

	Health Care — 20.3%
	Biotechnology — 4.7%
126	Acorda Therapeutics, Inc. (a) (m)	4,077
452	Ariad Pharmaceuticals, Inc. (a)	5,119
196	AVEO Pharmaceuticals, Inc. (a)	4,048
195	Cubist Pharmaceuticals, Inc. (a)	7,018
636	Halozyme Therapeutics, Inc. (a)	4,395
556	Idenix Pharmaceuticals, Inc. (a)	2,779
135	Onyx Pharmaceuticals, Inc. (a)	4,758
27	Pharmasset, Inc. (a)	2,996

		35,190

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 6.6%
699	DynaVox, Inc., Class A (a) (c)	5,308
867	Imris, Inc., (Canada) (a)	5,923
429	Insulet Corp. (a)	9,521
182	Masimo Corp.	5,414
325	MELA Sciences, Inc. (a) (c)	761
106	Merit Medical Systems, Inc. (a)	1,898
627	Syneron Medical Ltd., (Israel) (a)	7,603
165	Thoratec Corp. (a)	5,404
275	Tornier B.V., (Netherlands) (a) (c)	7,419

		49,251

	Health Care Providers & Services — 3.7%
429	Emeritus Corp. (a) (c)	9,120
257	Health Net, Inc. (a)	8,257
223	Healthspring, Inc. (a)	10,269

		27,646

	Health Care Technology — 1.3%
612	Omnicell, Inc. (a)	9,542

	Life Sciences Tools & Services — 1.6%
387	Bruker Corp. (a)	7,876
222	Fluidigm Corp. (a) (c)	3,727

		11,603

	Pharmaceuticals — 2.4%
219	Aegerion Pharmaceuticals, Inc. (a) (c)	3,451
164	Impax Laboratories, Inc. (a)	3,582
391	Nektar Therapeutics (a)	2,843
189	Sagent Pharmaceuticals, Inc. (a)	5,087
153	ViroPharma, Inc. (a)	2,825

		17,788

	Total Health Care	151,020

	Industrials — 21.9%
	Aerospace & Defense — 2.7%
268	DigitalGlobe, Inc. (a)	6,805
248	HEICO Corp. (c)	13,550

		20,355

	Building Products — 1.9%
45	Lennox International, Inc.	1,925
217	Simpson Manufacturing Co., Inc.	6,470
245	Trex Co., Inc. (a)	6,002

		14,397

	Commercial Services & Supplies — 0.3%
98	GEO Group, Inc. (The) (a)	2,251

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 4.6%
162	Acuity Brands, Inc. (m)	9,036
282	EnerSys (a)	9,712
352	Generac Holdings, Inc. (a)	6,835
202	General Cable Corp. (a)	8,597

		34,180

	Industrial Conglomerates — 1.0%
150	Carlisle Cos., Inc.	7,399

	Machinery — 3.8%
124	Graco, Inc.	6,282
102	Middleby Corp. (a)	9,592
131	Titan International, Inc.	3,188
141	Wabtec Corp.	9,266

		28,328

	Professional Services — 1.4%
147	Corporate Executive Board Co. (The)	6,408
227	Mistras Group, Inc. (a)	3,674

		10,082

	Road & Rail — 4.6%
561	Avis Budget Group, Inc. (a)	9,579
290	Marten Transport Ltd.	6,270
312	Old Dominion Freight Line, Inc. (a)	11,644
331	Zipcar, Inc. (a) (c)	6,762

		34,255

	Trading Companies & Distributors — 1.6%
420	Rush Enterprises, Inc., Class A (a)	7,998
56	Watsco, Inc.	3,828

		11,826

	Total Industrials	163,073

	Information Technology — 23.1%
	Communications Equipment — 1.9%
202	Aruba Networks, Inc. (a)	5,966
151	Ixia (a)	1,938
157	Riverbed Technology, Inc. (a)	6,224

		14,128

	Computers & Peripherals — 0.6%
158	Fusion-io, Inc. (a) (c)	4,764

	Internet Software & Services — 4.5%
194	Cornerstone OnDemand, Inc. (a) (c)	3,421
330	DealerTrack Holdings, Inc. (a)	7,575
393	Envestnet, Inc. (a)	5,834
283	IntraLinks Holdings, Inc. (a)	4,883

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

Schedule of PORTFOLIO Investments

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
158	LogMeIn, Inc. (a)	6,098
134	Rackspace Hosting, Inc. (a)	5,723

		33,534

	Semiconductors & Semiconductor Equipment — 4.6%
156	Cavium, Inc. (a)	6,778
127	Cymer, Inc. (a)	6,268
117	Hittite Microwave Corp. (a)	7,246
306	Inphi Corp. (a) (c)	5,316
204	Mellanox Technologies Ltd., (Israel) (a)	6,081
225	TriQuint Semiconductor, Inc. (a)	2,297

		33,986

	Software — 11.5%
186	Blackboard, Inc. (a) (c)	8,058
105	BroadSoft, Inc. (a)	3,992
112	Concur Technologies, Inc. (a)	5,623
186	Fortinet, Inc. (a)	5,073
216	NetSuite, Inc. (a)	8,473
281	Nuance Communications, Inc. (a)	6,026
324	RealD, Inc. (a) (c)	7,585
256	RealPage, Inc. (a)	6,779
333	SolarWinds, Inc. (a)	8,710
282	Sourcefire, Inc. (a)	8,378
275	Taleo Corp., Class A (a)	10,181
245	TIBCO Software, Inc. (a)	7,119

		85,997

	Total Information Technology	172,409

	Materials — 1.5%
	Chemicals — 0.8%
182	Innospec, Inc. (a)	6,109

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.7%
337	Commercial Metals Co.	4,836

	Total Materials	10,945

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
598	Boingo Wireless, Inc. (a) (c)	5,425

	Total Common Stocks (Cost $556,417)	725,046

Short-Term Investment — 1.1%
	Investment Company — 1.1%
8,543	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $8,543)	8,543

Investment of Cash Collateral for Securities on Loan — 9.2%
	Investment Company — 9.2%
68,596	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $68,596)	68,596

	Total Investments — 107.6% (Cost $633,556)	802,185
	Liabilities in Excess of Other Assets — (7.6)%	(56,705)

	NET ASSETS — 100.0%	$745,480

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.9%
		Consumer Discretionary — 12.8%
		Auto Components — 0.4%
118		Superior Industries International, Inc.	2,598

		Distributors — 0.1%
66		Audiovox Corp., Class A (a)	501

		Diversified Consumer Services — 0.8%
17		Cambium Learning Group, Inc. (a)	58
125		Lincoln Educational Services Corp.	2,140
22		Regis Corp.	334
254		Stewart Enterprises, Inc., Class A	1,851

			4,383

		Hotels, Restaurants & Leisure — 2.2%
11		Biglari Holdings, Inc. (a)	4,458
406		Boyd Gaming Corp. (a) (c)	3,534
183		Isle of Capri Casinos, Inc. (a)	1,619
207		O’Charley’s, Inc. (a)	1,510
140		Ruth’s Hospitality Group, Inc. (a)	784
17		Scientific Games Corp., Class A (a)	179
25		Wyndham Worldwide Corp.	828

			12,912

		Household Durables — 2.3%
92		American Greetings Corp., Class A	2,217
64		Blyth, Inc.	3,222
9		CSS Industries, Inc.	193
73		Helen of Troy Ltd., (Bermuda) (a)	2,524
113		La-Z-Boy, Inc. (a)	1,113
144		Leggett & Platt, Inc.	3,506
12		Lifetime Brands, Inc.	144

			12,919

		Internet & Catalog Retail — 0.1%
189		Orbitz Worldwide, Inc. (a)	471
—	(h)	ValueVision Media, Inc., Class A (a)	1

			472

		Leisure Equipment & Products — 0.7%
46		Arctic Cat, Inc. (a)	614
27		Brunswick Corp.	543
128		JAKKS Pacific, Inc. (a)	2,364
10		Steinway Musical Instruments, Inc. (a)	249

			3,770

		Media — 1.8%
101		Belo Corp., Class A (a)	760
50		Crown Media Holdings, Inc., Class A (a) (c)	95
89		Entercom Communications Corp., Class A (a)	774
92		Journal Communications, Inc., Class A (a)	474

SHARES		SECURITY DESCRIPTION	VALUE($)

		Media — Continued
82		LIN TV Corp., Class A (a)	397
32		LodgeNet Interactive Corp. (a) (c)	98
360		McClatchy Co. (The), Class A (a) (c)	1,013
20		Nexstar Broadcasting Group, Inc., Class A (a)	164
21		Outdoor Channel Holdings, Inc. (a)	144
24		Pandora Media, Inc. (a) (c)	456
63		Scholastic Corp.	1,668
403		Sinclair Broadcast Group, Inc., Class A	4,426
4		Value Line, Inc.	51

			10,520

		Multiline Retail — 1.2%
102		Bon-Ton Stores, Inc. (The) (c)	995
111		Dillard’s, Inc., Class A (c)	5,772

			6,767

		Specialty Retail — 2.7%
—	(h)	Cato Corp. (The), Class A	6
430		Conn’s, Inc. (a) (c)	3,720
112		Finish Line, Inc. (The), Class A	2,399
85		Midas, Inc. (a)	538
374		OfficeMax, Inc. (a)	2,934
88		Rent-A-Center, Inc.	2,695
14		Signet Jewelers Ltd., (Bermuda) (a)	655
701		Talbots, Inc. (a) (c)	2,341

			15,288

		Textiles, Apparel & Luxury Goods — 0.5%
25		Cherokee, Inc.	422
56		Oxford Industries, Inc.	1,891
14		Unifi, Inc. (a)	188
10		Wolverine World Wide, Inc.	413

			2,914

		Total Consumer Discretionary	73,044

		Consumer Staples — 3.5%
		Beverages — 0.1%
36		MGP Ingredients, Inc.	316

		Food & Staples Retailing — 1.5%
47		Fresh Market, Inc. (The) (a)	1,810
35		Nash Finch Co.	1,253
5		Pantry, Inc. (The) (a)	87
3,332		Rite Aid Corp. (a)	4,431
54		Spartan Stores, Inc.	1,049

			8,630

		Food Products — 0.4%
74		B&G Foods, Inc.	1,532

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food Products — Continued
41	Dole Food Co., Inc. (a) (c)	557
12	Farmer Bros Co.	120

		2,209

	Household Products — 0.9%
499	Central Garden & Pet Co., Class A (a)	5,068

	Personal Products — 0.6%
17	Inter Parfums, Inc.	402
27	Nu Skin Enterprises, Inc., Class A	1,010
176	Prestige Brands Holdings, Inc. (a)	2,255

		3,667

	Total Consumer Staples	19,890

	Energy — 4.7%
	Energy Equipment & Services — 1.8%
449	Cal Dive International, Inc. (a)	2,684
1	Complete Production Services, Inc. (a)	17
22	Gulf Island Fabrication, Inc.	710
23	Helix Energy Solutions Group, Inc. (a)	388
673	Hercules Offshore, Inc. (a)	3,709
27	Key Energy Services, Inc. (a)	484
81	Pioneer Drilling Co. (a)	1,239
46	Tesco Corp. (a)	889
4	Tetra Technologies, Inc. (a)	53

		10,173

	Oil, Gas & Consumable Fuels — 2.9%
5	Alon USA Energy, Inc.	61
49	Cloud Peak Energy, Inc. (a)	1,033
286	DHT Holdings, Inc., (United Kingdom) (c)	1,094
222	Energy Partners Ltd. (a)	3,291
12	Frontline Ltd., (Bermuda) (c)	183
5	Gevo, Inc. (a)	80
79	KiOR, Inc., Class A (a)	1,203
29	Penn Virginia Corp.	382
373	Petroquest Energy, Inc. (a) (c)	2,619
13	Solazyme, Inc. (a) (c)	308
85	Stone Energy Corp. (a)	2,580
2	VAALCO Energy, Inc. (a)	11
142	W&T Offshore, Inc.	3,696

		16,541

	Total Energy	26,714

	Financials — 32.0%
	Capital Markets — 1.5%
20	Affiliated Managers Group, Inc. (a)	2,029
18	GAMCO Investors, Inc., Class A	829

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
46	Gladstone Capital Corp.	422
41	Gladstone Investment Corp.	293
92	Investment Technology Group, Inc. (a)	1,294
34	Janus Capital Group, Inc.	323
183	MCG Capital Corp.	1,113
52	NGP Capital Resources Co.	427
29	Oppenheimer Holdings, Inc., Class A	804
35	Piper Jaffray Cos. (a)	1,011

		8,545

	Commercial Banks — 10.6%
49	1st Source Corp.	1,012
65	1st United Bancorp, Inc. (a)	403
40	BancFirst Corp.	1,544
81	Bank of Hawaii Corp.	3,777
103	Cathay General Bancorp	1,682
30	Centerstate Banks, Inc.	206
33	Central Pacific Financial Corp. (a) (c)	456
4	Century Bancorp, Inc., Class A	98
36	Chemical Financial Corp.	674
153	Citizens Republic Bancorp, Inc. (a)	105
87	City Holding Co. (c)	2,884
68	Community Bank System, Inc.	1,676
55	Community Trust Bancorp, Inc.	1,533
23	Cullen/Frost Bankers, Inc.	1,279
70	Financial Institutions, Inc.	1,146
97	First Busey Corp.	514
4	First Citizens BancShares, Inc., Class A	711
660	First Commonwealth Financial Corp.	3,786
22	First Community Bancshares, Inc.	304
123	First Financial Bancorp	2,048
19	First Financial Bankshares, Inc. (c)	644
58	First Interstate Bancsystem, Inc.	852
22	First Merchants Corp.	200
199	FirstMerit Corp.	3,280
232	FNB Corp.	2,399
1	Fulton Financial Corp.	13
42	Hancock Holding Co.	1,298
27	Heartland Financial USA, Inc.	396
28	Lakeland Bancorp, Inc.	277
14	Lakeland Financial Corp.	309
130	MainSource Financial Group, Inc.	1,080
60	MB Financial, Inc.	1,149
29	Metro Bancorp, Inc. (a)	335
67	Nara Bancorp, Inc. (a)	542
150	Oriental Financial Group, Inc.	1,928

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
11	S&T Bancorp, Inc.	201
9	Sierra Bancorp	96
48	Simmons First National Corp., Class A	1,234
100	Southwest Bancorp, Inc. (a)	983
29	State Bancorp, Inc.	387
44	Sterling Financial Corp. (a)	701
9	Suffolk Bancorp	119
194	Susquehanna Bancshares, Inc.	1,554
28	SVB Financial Group (a)	1,672
219	TCF Financial Corp.	3,026
20	Tompkins Financial Corp.	773
72	Trustmark Corp.	1,679
93	UMB Financial Corp.	3,899
46	Umpqua Holdings Corp.	532
16	United Community Banks, Inc. (a) (c)	169
21	Washington Trust Bancorp, Inc.	473
9	West Bancorp, Inc.	81
25	West Coast Bancorp (a)	420
28	Westamerica Bancorp	1,354
205	Wilshire Bancorp, Inc. (a)	603

		60,496

	Consumer Finance — 2.0%
112	Advance America Cash Advance Centers, Inc.	771
15	CompuCredit Holdings Corp. (a)	34
11	Credit Acceptance Corp. (a)	950
159	Dollar Financial Corp. (a)	3,434
53	Imperial Holdings, Inc. (a)	543
88	World Acceptance Corp. (a) (c)	5,737

		11,469

	Diversified Financial Services — 0.4%
7	Marlin Business Services Corp. (a)	83
112	PHH Corp. (a)	2,302

		2,385

	Insurance — 4.5%
341	American Equity Investment Life Holding Co.	4,338
52	Arch Capital Group Ltd., (Bermuda) (a)	1,673
33	Axis Capital Holdings Ltd., (Bermuda)	1,025
211	CNO Financial Group, Inc. (a)	1,666
97	Delphi Financial Group, Inc., Class A	2,841
12	FBL Financial Group, Inc., Class A	370
37	Hallmark Financial Services (a)	293
71	Harleysville Group, Inc.	2,207
169	Horace Mann Educators Corp.	2,643
52	Meadowbrook Insurance Group, Inc.	513

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
118	Platinum Underwriters Holdings Ltd., (Bermuda)	3,922
30	ProAssurance Corp. (a)	2,079
49	Selective Insurance Group, Inc.	797
33	StanCorp Financial Group, Inc.	1,392

		25,759

	Real Estate Investment Trusts (REITs) — 11.9%
828	Anworth Mortgage Asset Corp.	6,221
101	Apartment Investment & Management Co., Class A	2,566
413	Ashford Hospitality Trust, Inc.	5,144
9	BioMed Realty Trust, Inc.	181
19	Brandywine Realty Trust	218
478	Capstead Mortgage Corp.	6,411
319	CBL & Associates Properties, Inc.	5,789
20	Colonial Properties Trust	418
978	DCT Industrial Trust, Inc.	5,115
27	Developers Diversified Realty Corp.	385
163	DiamondRock Hospitality Co.	1,749
13	EastGroup Properties, Inc.	544
303	Education Realty Trust, Inc.	2,593
179	FelCor Lodging Trust, Inc. (a)	953
14	First Industrial Realty Trust, Inc. (a)	158
42	Getty Realty Corp.	1,067
34	Home Properties, Inc.	2,064
99	Hospitality Properties Trust	2,391
41	LaSalle Hotel Properties	1,075
364	Lexington Realty Trust (c)	3,326
51	LTC Properties, Inc.	1,408
154	MFA Financial, Inc.	1,234
184	Mission West Properties, Inc.	1,618
224	MPG Office Trust, Inc. (a) (c)	639
77	Parkway Properties, Inc.	1,317
102	Pennsylvania Real Estate Investment Trust	1,601
68	PS Business Parks, Inc.	3,741
76	Strategic Hotels & Resorts, Inc. (a)	536
222	Sunstone Hotel Investors, Inc. (a)	2,055
32	Taubman Centers, Inc.	1,918
381	U-Store-It Trust	4,008

		68,443

	Real Estate Management & Development — 0.1%
29	Forestar Group, Inc. (a)	481

	Thrifts & Mortgage Finance — 1.0%
125	Astoria Financial Corp.	1,599
11	Capitol Federal Financial, Inc.	125
84	Doral Financial Corp. (a)	165

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — Continued
12	ESB Financial Corp.	156
11	First Financial Holdings, Inc.	102
231	MGIC Investment Corp. (a)	1,372
27	OceanFirst Financial Corp.	355
77	Ocwen Financial Corp. (a)	982
240	PMI Group, Inc. (The) (a)	256
7	Waterstone Financial, Inc. (a)	15
13	WSFS Financial Corp.	500

		5,627

	Total Financials	183,205

	Health Care — 6.1%
	Biotechnology — 1.0%
56	Achillion Pharmaceuticals, Inc. (a)	415
123	Alkermes, Inc. (a)	2,278
4	Bionovo, Inc. (a)	3
178	Exelixis, Inc. (a)	1,592
735	Lexicon Pharmaceuticals, Inc. (a)	1,293
9	Nabi Biopharmaceuticals (a)	46
5	Targacept, Inc. (a)	110

		5,737

	Health Care Equipment & Supplies — 1.2%
1	Biolase Technology, Inc. (a)	4
190	Greatbatch, Inc. (a)	5,106
56	Invacare Corp.	1,862

		6,972

	Health Care Providers & Services — 3.0%
220	Cross Country Healthcare, Inc. (a)	1,672
81	LCA-Vision, Inc. (a)	389
131	Magellan Health Services, Inc. (a)	7,188
194	PharMerica Corp. (a)	2,474
41	Universal American Corp.	448
27	US Physical Therapy, Inc.	675
133	Vanguard Health Systems, Inc. (a) (c)	2,275
41	WellCare Health Plans, Inc. (a)	2,118

		17,239

	Health Care Technology — 0.0% (g)
9	ePocrates, Inc. (a) (c)	168

	Life Sciences Tools & Services — 0.3%
198	Affymetrix, Inc. (a)	1,573
28	Pacific Biosciences of California, Inc. (a) (c)	325

		1,898

	Pharmaceuticals — 0.6%
162	Medicines Co. (The) (a)	2,680

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
21	Sagent Pharmaceuticals, Inc. (a)	558

		3,238

	Total Health Care	35,252

	Industrials — 13.9%
	Aerospace & Defense — 1.5%
48	Ceradyne, Inc. (a)	1,875
88	Cubic Corp.	4,508
347	GenCorp, Inc. (a)	2,225

		8,608

	Air Freight & Logistics — 0.3%
15	Atlas Air Worldwide Holdings, Inc. (a)	911
184	Pacer International, Inc. (a)	868

		1,779

	Airlines — 1.0%
22	Alaska Air Group, Inc. (a)	1,520
124	Hawaiian Holdings, Inc. (a)	706
216	Republic Airways Holdings, Inc. (a)	1,181
165	SkyWest, Inc.	2,489

		5,896

	Building Products — 1.1%
201	Gibraltar Industries, Inc. (a)	2,280
86	Insteel Industries, Inc.	1,084
5	NCI Building Systems, Inc. (a)	56
163	Quanex Building Products Corp.	2,672
18	Trex Co., Inc. (a)	450

		6,542

	Commercial Services & Supplies — 1.9%
99	ACCO Brands Corp. (a)	776
61	American Reprographics Co. (a)	429
345	EnergySolutions, Inc.	1,703
56	G&K Services, Inc., Class A	1,896
60	HNI Corp.	1,515
28	Knoll, Inc.	560
11	M&F Worldwide Corp. (a)	292
129	Steelcase, Inc., Class A (c)	1,470
55	United Stationers, Inc.	1,949

		10,590

	Construction & Engineering — 0.8%
8	Argan, Inc. (a)	76
157	EMCOR Group, Inc. (a)	4,596
20	Pike Electric Corp. (a)	179

		4,851

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Electrical Equipment — 0.1%
70		LSI Industries, Inc.	555

		Industrial Conglomerates — 0.7%
—	(h)	Seaboard Corp.	399
46		Standex International Corp.	1,411
120		Tredegar Corp.	2,205
3		United Capital Corp. (a)	78

			4,093

		Machinery — 2.8%
49		AGCO Corp. (a)	2,394
60		American Railcar Industries, Inc. (a)	1,409
130		Briggs & Stratton Corp.	2,578
10		Cascade Corp.	466
1		CIRCOR International, Inc.	39
80		Douglas Dynamics, Inc.	1,260
13		Hurco Cos., Inc (a)	409
20		Kadant, Inc. (a)	640
16		LB Foster Co., Class A	510
145		Meritor, Inc. (a)	2,327
35		Mueller Industries, Inc.	1,342
151		Mueller Water Products, Inc., Class A	599
18		NACCO Industries, Inc., Class A	1,714
12		Tecumseh Products Co., Class A (a)	124
11		Watts Water Technologies, Inc., Class A	375

			16,186

		Marine — 0.2%
108		Excel Maritime Carriers Ltd., (Greece) (a) (c)	334
30		International Shipholding Corp.	636

			970

		Professional Services — 0.9%
11		Barrett Business Services, Inc.	162
4		FTI Consulting, Inc. (a)	167
45		ICF International, Inc. (a)	1,152
162		School Specialty, Inc. (a)	2,333
136		SFN Group, Inc. (a)	1,234

			5,048

		Road & Rail — 1.1%
2		Amerco, Inc. (a)	192
29		Arkansas Best Corp.	695
25		Celadon Group, Inc. (a)	355
20		Heartland Express, Inc.	333
148		Saia, Inc. (a)	2,502
74		Werner Enterprises, Inc.	1,849
12		Zipcar, Inc. (a) (c)	243

			6,169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 1.5%
82	Aircastle Ltd.	1,045
127	Applied Industrial Technologies, Inc.	4,521
14	Interline Brands, Inc. (a)	255
47	TAL International Group, Inc.	1,623
18	WESCO International, Inc. (a)	974

		8,418

	Total Industrials	79,705

	Information Technology — 11.4%
	Communications Equipment — 1.8%
100	Arris Group, Inc. (a)	1,156
16	Bel Fuse, Inc., Class B	354
55	Black Box Corp.	1,726
191	Comtech Telecommunications Corp.	5,364
31	Emulex Corp. (a)	270
8	InterDigital, Inc.	343
59	Oplink Communications, Inc. (a)	1,097
20	Tekelec (a)	184

		10,494

	Computers & Peripherals — 0.9%
194	Electronics for Imaging, Inc. (a)	3,337
34	Fusion-io, Inc. (a) (c)	1,011
53	Imation Corp. (a)	502

		4,850

	Electronic Equipment, Instruments & Components — 3.0%
49	Agilysys, Inc. (a) (c)	404
18	Anixter International, Inc.	1,156
79	Cognex Corp.	2,810
101	Coherent, Inc. (a)	5,555
58	CTS Corp.	559
36	Electro Rent Corp.	609
85	Methode Electronics, Inc.	988
9	NeoPhotonics Corp. (a)	64
42	Newport Corp. (a)	763
54	Park Electrochemical Corp.	1,498
105	Power-One, Inc. (a) (c)	849
41	Tech Data Corp. (a)	1,990

		17,245

	Internet Software & Services — 0.6%
59	Cornerstone OnDemand, Inc. (a)	1,038
14	Demand Media, Inc. (a) (c)	191
49	Perficient, Inc. (a)	502
20	Responsys, Inc. (a)	347
220	United Online, Inc.	1,326

		3,404

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — 1.3%
92	CIBER, Inc. (a)	508
91	Convergys Corp. (a)	1,236
152	CSG Systems International, Inc. (a)	2,800
60	Euronet Worldwide, Inc. (a)	931
123	Global Cash Access Holdings, Inc. (a)	392
44	ServiceSource International, Inc. (a)	980
8	Stream Global Services, Inc. (a)	25
31	Unisys Corp. (a)	798

		7,670

	Semiconductors & Semiconductor Equipment — 2.0%
12	Alpha & Omega Semiconductor Ltd. (a)	164
71	Brooks Automation, Inc. (a)	767
56	DSP Group, Inc. (a)	491
41	Exar Corp. (a)	256
74	Integrated Device Technology, Inc. (a)	583
34	IXYS Corp. (a)	509
158	Lattice Semiconductor Corp. (a)	1,030
124	LTX-Credence Corp. (a)	1,109
35	Microsemi Corp. (a)	713
52	MIPS Technologies, Inc. (a)	357
60	Novellus Systems, Inc. (a)	2,165
30	Photronics, Inc. (a)	255
56	RF Micro Devices, Inc. (a)	341
20	Rudolph Technologies, Inc. (a)	210
63	Sigma Designs, Inc. (a)	481
23	Supertex, Inc. (a)	517
93	Tessera Technologies, Inc. (a)	1,592

		11,540

	Software — 1.8%
183	Aspen Technology, Inc. (a)	3,146
54	EPIQ Systems, Inc.	761
54	Fair Isaac Corp.	1,616
6	MicroStrategy, Inc., Class A (a)	927
25	Renaissance Learning, Inc.	316
26	S1 Corp. (a)	197
36	THQ, Inc. (a) (c)	131
104	TIBCO Software, Inc. (a)	3,012

		10,106

	Total Information Technology	65,309

	Materials — 5.0%
	Chemicals — 2.2%
102	Georgia Gulf Corp. (a)	2,455
80	Innophos Holdings, Inc.	3,899
63	Minerals Technologies, Inc.	4,170

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
36	PolyOne Corp.	563
215	Spartech Corp. (a)	1,311

		12,398

	Construction Materials — 0.0% (g)
28	Headwaters, Inc. (a)	87

	Containers & Packaging — 0.5%
18	Boise, Inc.	137
203	Graphic Packaging Holding Co. (a)	1,107
106	Myers Industries, Inc.	1,090
5	Rock-Tenn Co., Class A	338

		2,672

	Metals & Mining — 1.5%
96	AM Castle & Co. (a)	1,588
238	Hecla Mining Co. (a)	1,830
239	Worthington Industries, Inc.	5,512

		8,930

	Paper & Forest Products — 0.8%
35	Buckeye Technologies, Inc.	936
18	Domtar Corp., (Canada)	1,724
80	Neenah Paper, Inc.	1,709

		4,369

	Total Materials	28,456

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.5%
30	Boingo Wireless, Inc. (a)	268
41	Consolidated Communications Holdings, Inc.	790
377	Vonage Holdings Corp. (a)	1,664

		2,722

	Wireless Telecommunication Services — 0.4%
147	USA Mobility, Inc.	2,235

	Total Telecommunication Services	4,957

	Utilities — 6.6%
	Electric Utilities — 2.0%
152	El Paso Electric Co.	4,919
181	Portland General Electric Co.	4,576
52	UniSource Energy Corp.	1,941

		11,436

	Gas Utilities — 2.6%
132	Laclede Group, Inc. (The)	4,998
12	New Jersey Resources Corp.	522
105	Nicor, Inc.	5,742
23	Piedmont Natural Gas Co., Inc.	708

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — Continued
77	Southwest Gas Corp.	2,977
5	UGI Corp.	172

		15,119

	Multi-Utilities — 1.8%
177	Avista Corp.	4,545
34	Black Hills Corp.	1,023
145	NorthWestern Corp.	4,804

		10,372

	Water Utilities — 0.2%
33	California Water Service Group (c)	619
33	Consolidated Water Co., Ltd., (Cayman Islands)	301

		920

	Total Utilities	37,847

	Total Common Stocks (Cost $465,710)	554,379

NUMBER OF RIGHTS
Right — 0.0% (g)
	Industrials — 0.0% (g)
	Trading Companies & Distributors — 0.0% (g)
40	BlueLinx Holdings, Inc., expiring 07/22/11 (a) (Cost $—)	7

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligation — 0.1%
885	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $887)	888

SHARES
Short-Term Investment — 2.5%
	Investment Company — 2.5%
14,221	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $14,221)	14,221

Investments of Cash Collateral for Securities on Loan — 5.1%
	Investment Company — 5.1%
29,152	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $29,152)	29,152

	Total Investments — 104.6% (Cost $509,970)	598,647
	Liabilities in Excess of Other Assets — (4.6)%	(26,270)

	NET ASSETS — 100.0%	$572,377

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
200	E-mini Russell 2000	09/16/11	$16,508	$667

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 14.7%
	Auto Components — 0.8%
6	Dana Holding Corp. (a)	110
9	Drew Industries, Inc.	225
3	Shiloh Industries, Inc.	27
10	Superior Industries International, Inc.	216

		578

	Automobiles — 0.2%
18	Winnebago Industries, Inc. (a)	173

	Hotels, Restaurants & Leisure — 2.9%
16	Ameristar Casinos, Inc.	382
2	Biglari Holdings, Inc. (a)	665
7	Cheesecake Factory, Inc. (The) (a)	220
1	DineEquity, Inc. (a)	57
11	Monarch Casino & Resort, Inc. (a)	116
9	O’Charley’s, Inc. (a)	68
7	Red Robin Gourmet Burgers, Inc. (a)	269
28	Town Sports International Holdings, Inc. (a)	210

		1,987

	Household Durables — 2.8%
24	American Greetings Corp., Class A (c)	572
6	Blyth, Inc.	312
4	CSS Industries, Inc.	88
13	Furniture Brands International, Inc. (a) (c)	53
7	Helen of Troy Ltd., (Bermuda) (a)	231
19	Leggett & Platt, Inc.	471
17	Lifetime Brands, Inc.	194

		1,921

	Internet & Catalog Retail — 0.1%
6	PetMed Express, Inc.	68

	Leisure Equipment & Products — 1.6%
13	Arctic Cat, Inc. (a)	175
11	Brunswick Corp.	226
38	JAKKS Pacific, Inc. (a) (c)	703

		1,104

	Media — 1.9%
14	Entercom Communications Corp., Class A (a)	119
13	Global Sources Ltd., (Bermuda) (a)	115
11	Journal Communications, Inc., Class A (a)	56
12	LodgeNet Interactive Corp. (a) (c)	37
65	McClatchy Co. (The), Class A (a) (c)	182
4	Nexstar Broadcasting Group, Inc., Class A (a)	36
3	Outdoor Channel Holdings, Inc. (a)	20
3	Pandora Media, Inc. (a) (c)	55

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
9	Scholastic Corp.	229
43	Sinclair Broadcast Group, Inc., Class A	473

		1,322

	Multiline Retail — 1.2%
5	Bon-Ton Stores, Inc. (The) (c)	45
15	Dillard’s, Inc., Class A (c)	766

		811

	Specialty Retail — 2.0%
19	Conn’s, Inc. (a) (c)	168
37	Finish Line, Inc. (The), Class A	787
22	Midas, Inc. (a)	136
35	OfficeMax, Inc. (a)	271
1	Rent-A-Center, Inc.	34

		1,396

	Textiles, Apparel & Luxury Goods — 1.2%
41	Liz Claiborne, Inc. (a) (c)	220
6	Movado Group, Inc.	96
7	Oxford Industries, Inc.	250
2	Timberland Co. (The), Class A (a)	99
10	Unifi, Inc. (a)	131

		796

	Total Consumer Discretionary	10,156

	Consumer Staples — 3.0%
	Beverages — 0.6%
38	MGP Ingredients, Inc.	332
5	National Beverage Corp.	72

		404

	Food & Staples Retailing — 1.0%
1	Arden Group, Inc., Class A	120
9	Fresh Market, Inc. (The) (a)	336
3	Pantry, Inc. (The) (a)	56
156	Rite Aid Corp. (a)	207

		719

	Food Products — 0.3%
8	B&G Foods, Inc.	159
6	Dole Food Co., Inc. (a) (c)	77

		236

	Household Products — 0.0% (g)
1	Central Garden & Pet Co., Class A (a)	11

	Personal Products — 1.1%
8	Herbalife Ltd., (Cayman Islands)	450
2	Inter Parfums, Inc.	53

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Personal Products — Continued
3		Nature’s Sunshine Products, Inc. (a)	64
13		Prestige Brands Holdings, Inc. (a)	167

			734

		Total Consumer Staples	2,104

		Energy — 6.5%
		Energy Equipment & Services — 2.1%
93		Cal Dive International, Inc. (a)	556
5		Complete Production Services, Inc. (a)	163
4		Dresser-Rand Group, Inc. (a)	210
6		Global Geophysical Services, Inc. (a)	112
2		Gulf Island Fabrication, Inc.	58
12		Hercules Offshore, Inc. (a)	68
7		ION Geophysical Corp. (a)	63
4		Patterson-UTI Energy, Inc.	123
8		Pioneer Drilling Co. (a)	128

			1,481

		Oil, Gas & Consumable Fuels — 4.4%
1		Clayton Williams Energy, Inc. (a)	42
17		Cloud Peak Energy, Inc. (a)	351
24		Delek US Holdings, Inc.	380
28		Energy Partners Ltd. (a)	416
3		Frontline Ltd., (Bermuda) (c)	47
1		Gevo, Inc. (a)	8
9		KiOR, Inc., Class A (a)	139
7		McMoRan Exploration Co. (a)	124
26		Petroquest Energy, Inc. (a) (c)	182
2		Solazyme, Inc. (a)	46
10		Stone Energy Corp. (a)	289
5		Swift Energy Co. (a)	183
33		VAALCO Energy, Inc. (a)	199
24		W&T Offshore, Inc.	614
—	(h)	World Fuel Services Corp. (c)	7

			3,027

		Total Energy	4,508

		Financials — 19.1%
		Capital Markets — 1.0%
4		Affiliated Managers Group, Inc. (a)	396
5		Federated Investors, Inc., Class B (c)	110
4		Gladstone Capital Corp.	32
1		Janus Capital Group, Inc.	6
5		NGP Capital Resources Co.	39
2		Piper Jaffray Cos. (a)	60
11		Pzena Investment Management, Inc., Class A	62

			705

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 5.1%
4	1st Source Corp.	81
9	BancFirst Corp.	340
8	Cathay General Bancorp	126
9	City Holding Co. (c)	301
8	Financial Institutions, Inc.	133
57	First Commonwealth Financial Corp.	326
15	First Financial Bancorp	257
4	First Interstate Bancsystem, Inc.	52
3	First Merchants Corp.	22
13	FNB Corp.	135
2	Hampton Roads Bankshares, Inc. (a)	17
4	Heartland Financial USA, Inc.	57
3	MainSource Financial Group, Inc.	27
7	Nara Bancorp, Inc. (a)	54
17	Oriental Financial Group, Inc.	213
4	Sierra Bancorp	47
9	Simmons First National Corp., Class A	226
22	Southwest Bancorp, Inc. (a)	219
12	Suffolk Bancorp	162
12	Susquehanna Bancshares, Inc.	98
1	SVB Financial Group (a) (c)	84
21	TCF Financial Corp. (c)	286
3	UMB Financial Corp.	117
6	West Bancorp, Inc.	53
25	Wilshire Bancorp, Inc. (a)	73

		3,506

	Consumer Finance — 2.2%
9	Advance America Cash Advance Centers, Inc.	61
4	Credit Acceptance Corp. (a)	313
26	Dollar Financial Corp. (a)	556
7	Imperial Holdings, Inc. (a)	75
8	World Acceptance Corp. (a) (c)	531

		1,536

	Diversified Financial Services — 0.7%
10	Marlin Business Services Corp. (a)	122
10	PHH Corp. (a)	195
2	Portfolio Recovery Associates, Inc. (a)	178

		495

	Insurance — 2.5%
26	American Equity Investment Life Holding Co.	334
1	Aspen Insurance Holdings Ltd., (Bermuda)	36
3	Axis Capital Holdings Ltd., (Bermuda)	99
37	CNO Financial Group, Inc. (a)	289
1	Delphi Financial Group, Inc., Class A	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
5	Harleysville Group, Inc. (c)	141
7	Meadowbrook Insurance Group, Inc.	66
4	Navigators Group, Inc. (The) (a)	165
10	Platinum Underwriters Holdings Ltd., (Bermuda)	316
4	ProAssurance Corp. (a)	245

		1,711

	Real Estate Investment Trusts (REITs) — 7.1%
23	Anworth Mortgage Asset Corp.	171
14	Ashford Hospitality Trust, Inc.	171
1	Associated Estates Realty Corp.	18
4	BioMed Realty Trust, Inc.	75
31	Capstead Mortgage Corp.	414
9	CBL & Associates Properties, Inc.	165
2	Colonial Properties Trust	42
20	DCT Industrial Trust, Inc. (c)	106
10	DiamondRock Hospitality Co.	108
4	EastGroup Properties, Inc.	166
9	Education Realty Trust, Inc.	78
1	Equity Lifestyle Properties, Inc.	69
19	FelCor Lodging Trust, Inc. (a)	99
4	Home Properties, Inc.	237
9	Hospitality Properties Trust	221
35	Lexington Realty Trust (c)	316
15	LTC Properties, Inc.	428
30	MFA Financial, Inc.	244
1	Mid-America Apartment Communities, Inc.	47
12	Mission West Properties, Inc.	102
40	MPG Office Trust, Inc. (a) (c)	115
12	Pennsylvania Real Estate Investment Trust	182
4	PS Business Parks, Inc.	215
18	Ramco-Gershenson Properties Trust	225
6	Saul Centers, Inc.	248
30	Strategic Hotels & Resorts, Inc. (a)	214
27	Sunstone Hotel Investors, Inc. (a)	253
3	Taubman Centers, Inc.	166

		4,895

	Thrifts & Mortgage Finance — 0.5%
6	Astoria Financial Corp.	77
1	Capitol Federal Financial, Inc.	12
12	MGIC Investment Corp. (a)	71
6	OceanFirst Financial Corp.	81
10	Ocwen Financial Corp. (a)	130

		371

	Total Financials	13,219

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care — 13.3%
		Biotechnology — 4.2%
7		Achillion Pharmaceuticals, Inc. (a)	54
9		Acorda Therapeutics, Inc. (a)	294
19		Affymax, Inc. (a)	127
26		Ariad Pharmaceuticals, Inc. (a)	293
14		ArQule, Inc. (a)	88
29		BioCryst Pharmaceuticals, Inc. (a) (c)	110
19		BioMimetic Therapeutics, Inc. (a)	95
21		Chelsea Therapeutics International Ltd. (a)	109
59		Dynavax Technologies Corp. (a)	161
15		Incyte Corp., Ltd. (a) (c)	292
6		Ironwood Pharmaceuticals, Inc. (a)	88
6		Medivation, Inc. (a)	137
11		Momenta Pharmaceuticals, Inc. (a) (c)	218
—	(h)	Myrexis, Inc. (a)	2
4		Onyx Pharmaceuticals, Inc. (a)	124
3		Pharmasset, Inc. (a)	359
17		Savient Pharmaceuticals, Inc. (a) (c)	124
8		Seattle Genetics, Inc. (a)	166
4		Targacept, Inc. (a)	88

			2,929

		Health Care Equipment & Supplies — 2.8%
32		Greatbatch, Inc. (a)	856
2		HeartWare International, Inc. (a)	178
9		Immucor, Inc. (a)	186
13		Invacare Corp.	431
5		Sirona Dental Systems, Inc. (a)	260

			1,911

		Health Care Providers & Services — 3.9%
24		Alliance HealthCare Services, Inc. (a)	90
9		American Dental Partners, Inc. (a)	119
1		AMERIGROUP Corp. (a)	78
53		Cross Country Healthcare, Inc. (a)	400
5		Magellan Health Services, Inc. (a)	274
44		PharMerica Corp. (a)	562
6		Providence Service Corp. (The) (a)	81
19		Sunrise Senior Living, Inc. (a)	177
8		Team Health Holdings, Inc. (a)	169
16		Vanguard Health Systems, Inc. (a) (c)	266
10		WellCare Health Plans, Inc. (a)	488

			2,704

		Health Care Technology — 0.1%
5		ePocrates, Inc. (a)	97

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Life Sciences Tools & Services — 1.6%
107		Affymetrix, Inc. (a)	851
—	(h)	Mettler-Toledo International, Inc. (a)	68
13		Pacific Biosciences of California, Inc. (a)	154

			1,073

		Pharmaceuticals — 0.7%
13		Aegerion Pharmaceuticals, Inc. (a) (c)	198
13		Cadence Pharmaceuticals, Inc. (a) (c)	121
5		Sagent Pharmaceuticals, Inc. (a)	135

			454

		Total Health Care	9,168

		Industrials — 14.1%
		Aerospace & Defense — 1.2%
12		Cubic Corp.	627
27		GenCorp, Inc. (a) (c)	171

			798

		Air Freight & Logistics — 0.4%
3		Hub Group, Inc., Class A (a)	120
19		Pacer International, Inc. (a)	89
2		Park-Ohio Holdings Corp. (a)	36

			245

		Airlines — 0.4%
40		Hawaiian Holdings, Inc. (a)	228
4		Republic Airways Holdings, Inc. (a)	19

			247

		Building Products — 0.9%
28		Gibraltar Industries, Inc. (a)	314
8		Insteel Industries, Inc.	94
12		Quanex Building Products Corp.	192

			600

		Commercial Services & Supplies — 2.5%
30		ACCO Brands Corp. (a)	234
15		American Reprographics Co. (a)	107
10		Deluxe Corp.	242
4		G&K Services, Inc., Class A	132
14		Intersections, Inc.	248
33		Knoll, Inc. (c)	668
6		Metalico, Inc. (a)	35
3		Standard Parking Corp. (a)	45
4		Steelcase, Inc., Class A (c)	40

			1,751

		Construction & Engineering — 0.9%
1		Argan, Inc. (a)	12

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — Continued
20	EMCOR Group, Inc. (a)	595

		607

	Electrical Equipment — 0.4%
5	Acuity Brands, Inc.	273

	Industrial Conglomerates — 0.5%
7	Standex International Corp.	215
9	Tredegar Corp.	161

		376

	Machinery — 3.8%
3	Cascade Corp.	133
6	Douglas Dynamics, Inc.	102
4	Hurco Cos., Inc (a)	119
1	Kadant, Inc. (a)	31
9	Mueller Industries, Inc.	345
1	NACCO Industries, Inc., Class A	68
15	Nordson Corp. (c)	845
16	Sauer-Danfoss, Inc. (a)	806
8	Trimas Corp. (a)	208

		2,657

	Professional Services — 0.9%
4	Barrett Business Services, Inc.	50
28	School Specialty, Inc. (a)	404
20	SFN Group, Inc. (a)	185

		639

	Road & Rail — 1.1%
3	Celadon Group, Inc. (a)	39
4	Con-way, Inc.	151
10	Heartland Express, Inc.	157
25	Saia, Inc. (a)	421
1	Zipcar, Inc. (a) (c)	27

		795

	Trading Companies & Distributors — 1.1%
10	Aircastle Ltd.	121
7	Applied Industrial Technologies, Inc.	249
7	TAL International Group, Inc.	256
2	WESCO International, Inc. (a)	108

		734

	Total Industrials	9,722

	Information Technology — 16.2%
	Communications Equipment — 2.3%
7	Arris Group, Inc. (a)	78
3	Aviat Networks, Inc. (a)	13
8	Black Box Corp.	263

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Communications Equipment — Continued
7	Comtech Telecommunications Corp.	193
10	Emulex Corp. (a)	88
12	InterDigital, Inc. (c)	486
17	Oplink Communications, Inc. (a)	307
4	Plantronics, Inc.	128
20	Powerwave Technologies, Inc. (a)	60

		1,616

	Computers & Peripherals — 0.7%
6	Electronics for Imaging, Inc. (a)	96
4	Fusion-io, Inc. (a) (c)	123
7	Hypercom Corp. (a)	69
13	Imation Corp. (a)	126
16	Quantum Corp. (a)	52

		466

	Electronic Equipment, Instruments & Components — 2.8%
5	Agilysys, Inc. (a)	41
3	Anixter International, Inc.	163
38	Brightpoint, Inc. (a)	304
19	Checkpoint Systems, Inc. (a)	345
11	Coherent, Inc. (a)	602
3	Electro Rent Corp.	48
13	Methode Electronics, Inc.	146
1	NeoPhotonics Corp. (a)	8
4	Newport Corp. (a)	71
9	Power-One, Inc. (a) (c)	74
20	Pulse Electronics Corp.	87
4	RadiSys Corp. (a) (c)	25

		1,914

	Internet Software & Services — 0.7%
1	Ancestry.com, Inc. (a)	45
7	Cornerstone OnDemand, Inc. (a) (c)	131
2	Demand Media, Inc. (a) (c)	24
12	QuinStreet, Inc. (a)	160
4	Responsys, Inc. (a)	69
5	Saba Software, Inc. (a)	48

		477

	IT Services — 0.9%
11	CIBER, Inc. (a)	58
5	CSG Systems International, Inc. (a)	91
7	Global Cash Access Holdings, Inc. (a)	21
4	Heartland Payment Systems, Inc.	72
6	ServiceSource International, Inc. (a)	122
1	TNS, Inc. (a)	13
4	Unisys Corp. (a)	101

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
3	VeriFone Systems, Inc. (a)	147

		625

	Semiconductors & Semiconductor Equipment — 3.6%
9	Amkor Technology, Inc. (a)	56
5	Applied Micro Circuits Corp. (a)	47
4	ATMI, Inc. (a)	71
7	Cirrus Logic, Inc. (a)	110
4	Cymer, Inc. (a)	208
4	DSP Group, Inc. (a)	30
10	GSI Technology, Inc. (a)	71
25	GT Solar International, Inc. (a) (c)	410
7	Integrated Device Technology, Inc. (a)	55
7	Kulicke & Soffa Industries, Inc. (a)	82
12	Lattice Semiconductor Corp. (a)	76
66	LSI Corp. (a)	467
13	LTX-Credence Corp. (a)	115
26	Micrel, Inc.	271
1	Novellus Systems, Inc. (a)	51
8	Photronics, Inc. (a)	71
22	RF Micro Devices, Inc. (a)	137
4	Rudolph Technologies, Inc. (a)	42
4	Semtech Corp. (a)	115
1	Veeco Instruments, Inc. (a)	34

		2,519

	Software — 5.2%
35	Aspen Technology, Inc. (a)	608
5	EPIQ Systems, Inc.	67
4	Fair Isaac Corp.	118
4	JDA Software Group, Inc. (a)	115
22	Manhattan Associates, Inc. (a)	761
3	MicroStrategy, Inc., Class A (a)	407
39	Monotype Imaging Holdings, Inc. (a)	545
3	Quest Software, Inc. (a)	57
19	TeleNav, Inc. (a)	342
7	TIBCO Software, Inc. (a)	194
15	Websense, Inc. (a)	382

		3,596

	Total Information Technology	11,213

	Materials — 4.8%
	Chemicals — 2.3%
14	Georgia Gulf Corp. (a)	338
4	Innophos Holdings, Inc.	190
11	Minerals Technologies, Inc.	742
7	PolyOne Corp.	101

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
36	Spartech Corp. (a)	220

		1,591

	Containers & Packaging — 0.4%
3	Boise, Inc.	19
21	Graphic Packaging Holding Co. (a)	114
6	Myers Industries, Inc.	65
1	Rock-Tenn Co., Class A	93

		291

	Metals & Mining — 1.3%
6	Hecla Mining Co. (a) (c)	48
20	Noranda Aluminum Holding Corp. (a)	303
24	Worthington Industries, Inc.	559

		910

	Paper & Forest Products — 0.8%
6	Buckeye Technologies, Inc.	151
2	Domtar Corp., (Canada)	171
7	Neenah Paper, Inc.	157
5	PH Glatfelter Co.	74

		553
	Total Materials	3,345

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.3%
6	Boingo Wireless, Inc. (a)	57
17	Consolidated Communications Holdings, Inc.	327
109	Vonage Holdings Corp. (a)	482

		866

	Wireless Telecommunication Services — 0.3%
14	USA Mobility, Inc.	220

	Total Telecommunication Services	1,086

	Utilities — 3.2%
	Electric Utilities — 1.0%
9	El Paso Electric Co.	284
9	Portland General Electric Co.	220
4	UniSource Energy Corp.	146

		650

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.3%
3	Laclede Group, Inc. (The)	106
3	New Jersey Resources Corp.	138
6	Nicor, Inc.	345
5	Piedmont Natural Gas Co., Inc.	160
4	Southwest Gas Corp.	151

		900

	Multi-Utilities — 0.9%
19	NorthWestern Corp.	639

	Total Utilities	2,189

	Total Common Stocks (Cost $55,244)	66,710

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
175	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $175)	175

SHARES
Short-Term Investment — 2.8%
	Investment Company — 2.8%
1,968	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $1,968)	1,968

Investments of Cash Collateral for Securities on Loan — 8.1%
	Investment Company — 8.1%
5,597	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $5,597)	5,597

	Total Investments — 107.7% (Cost $62,984)	74,450
	Liabilities in Excess of Other Assets — (7.7)%	(5,299)

	NET ASSETS — 100.0%	$69,151

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	E-mini Russell 2000	09/16/11	$2,311	$96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap FundS

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$367,291	$447,543	$2,457,850
Investments in affiliates, at value	32,358	122,972	108,949

Total investment securities, at value	399,649	570,515	2,566,799
Deposits at broker for futures contracts	—	2,990	—
Receivables:
Investment securities sold	12,040	3,510	11,623
Fund shares sold	2,766	1,110	19,247
Interest and dividends	118	450	1,311
Securities lending income	48	39	29
Variation margin on futures contracts	—	805	—

Total Assets	414,621	579,419	2,599,009

LIABILITIES:
Payables:
Due to custodian	—	126	—
Investment securities purchased	13,116	2,416	888
Collateral for securities lending program	23,887	26,812	54,593
Fund shares redeemed	569	38	16,478
Accrued liabilities:
Investment advisory fees	189	251	818
Administration Fees	26	36	183
Shareholder servicing fees	73	—	345
Distribution fees	70	—	174
Custodian and accounting fees	24	20	56
Trustees’ and Chief Compliance Officer’s fees	1	1	2
Other	292	189	879

Total Liabilities	38,247	29,889	74,416

Net Assets	$376,374	$549,530	$2,524,593

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$316,072	$491,968	$1,810,760
Accumulated undistributed (distributions in excess of) net investment income	(280)	1,920	7,438
Accumulated net realized gains (losses)	(19,102)	(66,762)	91,304
Net unrealized appreciation (depreciation)	79,684	122,404	615,091

Total Net Assets	$376,374	$549,530	$2,524,593

Net Assets:
Class A	$159,290	$—	$699,042
Class B	1,865	—	13,032
Class C	64,298	—	39,403
Class R2	—	—	5,109
Class R5	—	—	567,675
Select Class	150,921	549,530	1,200,332

Total	$376,374	$549,530	$2,524,593

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,885	—	19,037
Class B	104	—	414
Class C	3,576	—	1,255
Class R2	—	—	140
Class R5	—	—	14,178
Select Class	7,055	13,934	30,024

Net Asset Value:
Class A — Redemption price per share	$20.20	$—	$36.72
Class B — Offering price per share (a)	18.01	—	31.46
Class C — Offering price per share (a)	17.98	—	31.41
Class R2 — Offering and redemption price per share	—	—	36.41
Class R5 — Offering and redemption price per share	—	—	40.04
Select Class — Offering and redemption price per share	21.39	39.44	39.98
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.32	$—	$38.75

Cost of investments in non-affiliates	$287,607	$328,981	$1,842,759
Cost of investments in affiliates	32,358	122,972	108,949
Value of securities on loan	23,406	26,318	53,687

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$725,046	$555,274	$66,885
Investments in affiliates, at value	77,139	43,373	7,565

Total investment securities, at value	802,185	598,647	74,450
Receivables:
Investment securities sold	23,936	8,688	1,127
Fund shares sold	5,541	3,337	213
Interest and dividends	238	946	62
Securities lending income	113	57	6
Variation margin on futures contracts	—	118	16

Total Assets	832,013	611,793	75,874

LIABILITIES:
Payables:
Dividends	—	351	—
Investment securities purchased	16,328	8,391	983
Collateral for securities lending program	68,596	29,152	5,597
Fund shares redeemed	915	759	35
Accrued liabilities:
Investment advisory fees	337	292	23
Administration Fees	2	44	5
Shareholder servicing fees	105	58	10
Distribution fees	82	65	3
Custodian and accounting fees	21	35	19
Trustees’ and Chief Compliance Officer’s fees	1	2	—	(a)
Other	146	267	48

Total Liabilities	86,533	39,416	6,723

Net Assets	$745,480	$572,377	$69,151

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$570,654	$552,535	$64,029
Accumulated undistributed (distributions in excess of) net investment income	(559)	(159)	137
Accumulated net realized gains (losses)	6,756	(69,343)	(6,577)
Net unrealized appreciation (depreciation)	168,629	89,344	11,562

Total Net Assets	$745,480	$572,377	$69,151

Net Assets:
Class A	$271,606	$202,094	$12,271
Class B	6,049	6,611	—
Class C	31,665	31,602	1,173
Class R2	16,109	6,082	—
Class R5	—	31,899	—
Class R6	83,457	103,457	—
Institutional Class	207,977	—	20,763
Select Class	128,617	190,632	34,944

Total	$745,480	$572,377	$69,151

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	22,326	10,644	1,155
Class B	602	394	—
Class C	3,021	1,899	112
Class R2	1,333	321	—
Class R5	—	1,609	—
Class R6	6,481	5,216	—
Institutional Class	16,159	—	1,932
Select Class	10,093	9,616	3,246

Net Asset Value:
Class A — Redemption price per share	$12.17	$18.99	$10.62
Class B — Offering price per share (b)	10.04	16.78	—
Class C — Offering price per share (b)	10.48	16.64	10.50
Class R2 — Offering and redemption price per share	12.09	18.93	—
Class R5 — Offering and redemption price per share	—	19.82	—
Class R6 — Offering and redemption price per share	12.88	19.83	—
Institutional Class — Offering and redemption price per share	12.87	—	10.75
Select Class — Offering and redemption price per share	12.74	19.82	10.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.84	$20.04	$11.21

Cost of investments in non-affiliates	$556,417	$466,597	$55,419
Cost of investments in affiliates	77,139	43,373	7,565
Value of securities on loan	67,031	28,515	5,473

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$4		$—
Dividend income from non-affiliates	1,106		5,706		37,021
Dividend income from affiliates	8		14		95
Income from securities lending (net)	308		448		1,053
Other income	8		13		21

Total investment income	1,430		6,185		38,190

EXPENSES:
Investment advisory fees	1,813		3,400		14,431
Administration fees	250		471		1,996
Distribution fees:
Class A	287		—		1,565
Class B	16		—		103
Class C	427		—		280
Class R2	—		—		26
Shareholder servicing fees:
Class A	287		—		1,565
Class B	5		—		34
Class C	142		—		93
Class R2	—		—		13
Class R5	—		—		197
Select Class	263		1,308		2,858
Custodian and accounting fees	54		56		132
Interest expense to affiliates	—	(a)	—	(a)	—	(a)
Professional fees	50		56		56
Trustees’ and Chief Compliance Officer’s fees	4		7		24
Printing and mailing costs	60		387		291
Registration and filing fees	55		11		146
Transfer agent fees	498		3		2,954
Other	9		6		21

Total expenses	4,220		5,705		26,785

Less amounts waived	(279)		(1,543)		(3,224)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	3,941		4,162		23,561

Net investment income (loss)	(2,511)		2,023		14,629

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	28,202		46,383		94,478
Futures	—		2,001		—

Net realized gain (loss)	28,202		48,384		94,478

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	65,759		109,786		572,464
Futures	—		4,065		—

Change in net unrealized appreciation (depreciation)	65,759		113,851		572,464

Net realized/unrealized gains (losses)	93,961		162,235		666,942

Change in net assets resulting from operations	$91,450		$164,258		$681,571

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$5		$—	(a)
Dividend income from non-affiliates	2,294		8,987		589
Dividend income from affiliates	17		16		2
Income from securities lending (net)	676		635		52
Other income	27		8		16

Total investment income	3,014		9,651		659

EXPENSES:
Investment advisory fees	3,748		3,267		313
Administration fees	518		452		47
Distribution fees:
Class A	529		458		18
Class B	48		56		—
Class C	195		211		5
Class R2	37		15		—
Shareholder servicing fees:
Class A	529		458		18
Class B	16		19		—
Class C	65		70		1
Class R2	18		8		—
Class R5	—		22		—
Institutional Class	172		—		16
Select Class	298		459		71
Custodian and accounting fees	53		78		43
Interest expense to affiliates	—	(a)	—	(a)	—
Professional fees	52		46		52
Trustees’ and Chief Compliance Officer’s fees	4		3		1
Printing and mailing costs	91		103		3
Registration and filing fees	96		94		47
Transfer agent fees	575		605		24
Other	16		15		7

Total expenses	7,060		6,439		666

Less amounts waived	(840)		(775)		(148)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	6,220		5,664		518

Net investment income (loss)	(3,206)		3,987		141

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	70,690		14,696		4,074
Futures	—		2,961		326

Net realized gain (loss)	70,690		17,657		4,400

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	133,726		106,574		9,955
Futures	—		795		100

Change in net unrealized appreciation (depreciation)	133,726		107,369		10,055

Net realized/unrealized gains (losses)	204,416		125,026		14,455

Change in net assets resulting from operations	$201,210		$129,013		$14,596

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,511)	$(1,819)	$2,023	$1,820
Net realized gain (loss)	28,202	19,547	48,384	590
Change in net unrealized appreciation (depreciation)	65,759	5,085	113,851	76,952

Change in net assets resulting from operations	91,450	22,813	164,258	79,362

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(1,795)	(3,749)

Total distributions to shareholders	—	—	(1,795)	(3,749)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	112,643	4,594	(103,994)	77,467

NET ASSETS:
Change in net assets	204,093	27,407	58,469	153,080
Beginning of period	172,281	144,874	491,061	337,981

End of period	$376,374	$172,281	$549,530	$491,061

Accumulated undistributed (distributions in excess of) net investment income	$(280)	$(10)	$1,920	$1,770

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,629	$5,932	$(3,206)	$(2,223)
Net realized gain (loss)	94,478	121,929	70,690	37,233
Change in net unrealized appreciation (depreciation)	572,464	84,303	133,726	34,785

Change in net assets resulting from operations	681,571	212,164	201,210	69,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,060)	(686)	—	—
From net realized gains	(19,043)	—	—	—
Class B
From net realized gains	(506)	—	—	—
Class C
From net realized gains	(1,347)	—	—	—
Class R2
From net investment income	—	(4)	—	—
From net realized gains	(172)	—	—	—
Class R5
From net investment income	(1,948)	(940)	—	—
From net realized gains	(9,777)	—	—	—
Select Class
From net investment income	(4,611)	(2,992)	—	—
From net realized gains	(33,431)	—	—	—

Total distributions to shareholders	(71,895)	(4,622)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	144,612	454,753	126,045	28,115

NET ASSETS:
Change in net assets	754,288	662,295	327,255	97,910
Beginning of period	1,770,305	1,108,010	418,225	320,315

End of period	$2,524,593	$1,770,305	$745,480	$418,225

Accumulated undistributed (distributions in excess of) net investment income	$7,438	$714	$(559)	$(13)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,987	$3,331	$141	$126
Net realized gain (loss)	17,657	(11,967)	4,400	1,350
Change in net unrealized appreciation (depreciation)	107,369	107,160	10,055	6,774

Change in net assets resulting from operations	129,013	98,524	14,596	8,250

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,299)	(882)	(29)	(4)
Class B
From net investment income	(27)	(11)	—	—
Class C
From net investment income	(126)	(39)	—	(2)
Class R2
From net investment income	(29)	(1)	—	—
Class R5
From net investment income	(293)	(319)	—	—
Class R6 (a)
From net investment income	(700)	(266)	—	—
Institutional Class
From net investment income	—	—	(46)	(118)
Select Class
From net investment income	(1,496)	(1,371)	(51)	(241)

Total distributions to shareholders	(3,970)	(2,889)	(126)	(365)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	18,276	(36,031)	18,766	(2,088)

NET ASSETS:
Change in net assets	143,319	59,604	33,236	5,797
Beginning of period	429,058	369,454	35,915	30,118

End of period	$572,377	$429,058	$69,151	$35,915

Accumulated undistributed (distributions in excess of) net investment income	$(159)	$(178)	$137	$122

(a)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$94,508	$49,016	$—	$—
Cost of shares redeemed	(44,068)	(37,435)	—	—

Change in net assets from Class A capital transactions	$50,440	$11,581	$—	$—

Class B
Proceeds from shares issued	52	1,917	—	—
Cost of shares redeemed	(1,314)	(16,976)	—	—

Change in net assets from Class B capital transactions	$(1,262)	$(15,059)	$—	$—

Class C
Proceeds from shares issued	23,259	19,599	—	—
Cost of shares redeemed	(25,022)	(20,792)	—	—

Change in net assets from Class C capital transactions	$(1,763)	$(1,193)	$—	$—

Select Class
Proceeds from shares issued	110,890	62,358	50,308	137,575
Dividends and distributions reinvested	—	—	1,638	3,093
Cost of shares redeemed	(45,662)	(53,093)	(155,940)	(63,201)

Change in net assets from Select Class capital transactions	$65,228	$9,265	$(103,994)	$77,467

Total change in net assets from capital transactions	$112,643	$4,594	$(103,994)	$77,467

SHARE TRANSACTIONS:
Class A
Issued	5,157	3,547	—	—
Redeemed	(2,500)	(2,645)	—	—

Change in Class A Shares	2,657	902	—	—

Class B
Issued	3	162	—	—
Redeemed	(87)	(1,473)	—	—

Change in Class B Shares	(84)	(1,311)	—	—

Class C
Issued	1,440	1,578	—	—
Redeemed	(1,584)	(1,667)	—	—

Change in Class C Shares	(144)	(89)	—	—

Select Class
Issued	5,859	4,210	1,456	4,714
Reinvested	—	—	45	109
Redeemed	(2,366)	(3,575)	(4,737)	(2,173)

Change in Select Class Shares	3,493	635	(3,236)	2,650

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$193,253	$228,115	$130,913	$62,712
Dividends and distributions reinvested	17,092	581	—	—
Cost of shares redeemed	(211,462)	(135,499)	(76,654)	(49,042)

Change in net assets from Class A capital transactions	$(1,117)	$93,197	$54,259	$13,670

Class B
Proceeds from shares issued	154	217	731	742
Dividends and distributions reinvested	456	—	—	—
Cost of shares redeemed	(4,282)	(3,329)	(3,418)	(4,047)

Change in net assets from Class B capital transactions	$(3,672)	$(3,112)	$(2,687)	$(3,305)

Class C
Proceeds from shares issued	3,420	4,734	10,534	6,713
Dividends and distributions reinvested	1,029	—	—	—
Cost of shares redeemed	(7,383)	(8,308)	(7,197)	(4,739)

Change in net assets from Class C capital transactions	$(2,934)	$(3,574)	$3,337	$1,974

Class R2
Proceeds from shares issued	2,674	6,709	15,456	2,659
Dividends and distributions reinvested	55	1	—	—
Cost of shares redeemed	(3,719)	(4,091)	(2,622)	(1,091)

Change in net assets from Class R2 capital transactions	$(990)	$2,619	$12,834	$1,568

Class R5
Proceeds from shares issued	297,001	200,560	—	—
Dividends and distributions reinvested	11,063	898	—	—
Cost of shares redeemed	(96,978)	(51,157)	—	—

Change in net assets from Class R5 capital transactions	$211,086	$150,301	$—	$—

Class R6 (a)
Proceeds from shares issued	—	—	79,204	—
Cost of shares redeemed	—	—	(277)	—

Change in net assets from Class R6 capital transactions	$—	$—	$78,927	$—

Institutional Class
Proceeds from shares issued	—	—	128,356	77,122
Cost of shares redeemed	—	—	(133,441)	(59,288)

Change in net assets from Institutional Class capital transactions	$—	$—	$(5,085)	$17,834

Select Class
Proceeds from shares issued	402,797	509,125	72,991	42,947
Dividends and distributions reinvested	26,913	1,979	—	—
Cost of shares redeemed	(487,471)	(295,782)	(88,531)	(46,573)

Change in net assets from Select Class capital transactions	$(57,761)	$215,322	$(15,540)	$(3,626)

Total change in net assets from capital transactions	$144,612	$454,753	$126,045	$28,115

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	5,780	8,252	12,058	7,562
Reinvested	514	21	—	—
Redeemed	(6,454)	(4,864)	(7,144)	(5,981)

Change in Class A Shares	(160)	3,409	4,914	1,581

Class B
Issued	5	10	81	108
Reinvested	16	—	—	—
Redeemed	(149)	(138)	(398)	(593)

Change in Class B Shares	(128)	(128)	(317)	(485)

Class C
Issued	119	202	1,098	941
Reinvested	36	—	—	— (a)
Redeemed	(258)	(345)	(791)	(658)

Change in Class C Shares	(103)	(143)	307	283

Class R2
Issued	82	258	1,374	310
Reinvested	1	— (a)	—	—
Redeemed	(113)	(150)	(230)	(129)

Change in Class R2 Shares	(30)	108	1,144	181

Class R5
Issued	7,893	6,830	—	—
Reinvested	304	30	—	—
Redeemed	(2,591)	(1,649)	—	—

Change in Class R5 Shares	5,606	5,211	—	—

Class R6 (a)
Issued	—	—	6,501	—
Redeemed	—	—	(20)	—

Change in Class R6 Shares	—	—	6,481	—

Institutional Class
Issued	—	—	11,081	8,864
Redeemed	—	—	(11,667)	(6,513)

Change in Institutional Class Shares	—	—	(586)	2,351

Select Class
Issued	11,168	17,328	6,430	4,970
Reinvested	742	66	—	—
Redeemed	(13,187)	(9,692)	(7,950)	(5,724)

Change in Select Class Shares	(1,277)	7,702	(1,520)	(754)

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$75,776		$92,113	$12,982	$1,350
Dividends and distributions reinvested	1,221		754	29	4
Cost of shares redeemed	(70,870)		(78,820)	(3,018)	(1,042)

Change in net assets from Class A capital transactions	$6,127		$14,047	$9,993	$312

Class B
Proceeds from shares issued	155		363	—	—
Dividends and distributions reinvested	25		10	—	—
Cost of shares redeemed	(2,954)		(6,605)	—	—

Change in net assets from Class B capital transactions	$(2,774)		$(6,232)	$—	$—

Class C
Proceeds from shares issued	8,850		8,138	821	331
Dividends and distributions reinvested	101		30	—	2
Cost of shares redeemed	(7,833)		(6,546)	(178)	(68)

Change in net assets from Class C capital transactions	$1,118		$1,622	$643	$265

Class R2
Proceeds from shares issued	6,061		654	—	—
Dividends and distributions reinvested	25		1	—	—
Cost of shares redeemed	(1,011)		(176)	—	—

Change in net assets from Class R2 capital transactions	$5,075		$479	$—	$—

Class R5
Proceeds from shares issued	37,941		41,010	—	—
Dividends and distributions reinvested	114		172	—	—
Cost of shares redeemed	(70,073	)(c)	(10,553)	—	—

Change in net assets from Class R5 capital transactions	$(32,018)		$30,629	$—	$—

Class R6 (b)
Proceeds from shares issued	84,590	(c)	24,469	—	—
Dividends and distributions reinvested	700		—	—	—
Cost of shares redeemed	(12,534)		(25,160)	—	—

Change in net assets from Class R6 capital transactions	$72,756		$(691)	$—	$—

Institutional Class
Proceeds from shares issued	—		—	6,216	99
Dividends and distributions reinvested	—		—	46	85
Cost of shares redeemed	—		—	(615)	(948)

Change in net assets from Institutional Class capital transactions	$—		$—	$5,647	$(764)

Select Class
Proceeds from shares issued	48,920		56,173	7,607	948
Dividends and distributions reinvested	588		502	38	175
Cost of shares redeemed	(81,516)		(132,560)	(5,162)	(3,024)

Change in net assets from Select Class capital transactions	$(32,008)		$(75,885)	$2,483	$(1,901)

Total change in net assets from capital transactions	$18,276		$(36,031)	$18,766	$(2,088)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	4,296		6,155	1,378	161
Reinvested	65		50	3	—
Redeemed	(4,060)		(5,321)	(300)	(126)

Change in Class A Shares	301		884	1,081	35

Class B
Issued	10		28	—	—
Reinvested	2		1	—	—
Redeemed	(189)		(501)	—	—

Change in Class B Shares	(177)		(472)	—	—

Class C
Issued	567		625	81	43
Reinvested	6		2	—	— (a)
Redeemed	(512)		(511)	(18)	(9)

Change in Class C Shares	61		116	63	34

Class R2
Issued	341		43	—	—
Reinvested	1		— (a)	—	—
Redeemed	(58)		(11)	—	—

Change in Class R2 Shares	284		32	—	—

Class R5
Issued	2,072		2,729	—	—
Reinvested	6		11	—	—
Redeemed	(3,647	)(c)	(679)	—	—

Change in Class R5 Shares	(1,569)		2,061	—	—

Class R6 (b)
Issued	4,356	(c)	1,627	—	—
Reinvested	35		—	—	—
Redeemed	(736)		(1,584)	—	—

Change in Class R6 Shares	3,655		43	—	—

Institutional Class
Issued	—		—	618	13
Reinvested	—		—	5	11
Redeemed	—		—	(59)	(122)

Change in Institutional Class Shares	—		—	564	(98)

Select Class
Issued	2,602		3,618	704	118
Reinvested	30		33	4	22
Redeemed	(4,602)		(8,933)	(545)	(387)

Change in Select Class Shares	(1,970)		(5,282)	163	(247)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 2,094,000 Class R5 Shares for 2,093,000 Class R6 Shares. This exchange amounted to approximately $40,210,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2011	$13.80	$(0.16	)(c)	$6.56	$6.40	$—
Year Ended June 30, 2010	11.89	(0.13	)(c)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(c)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(c)	(2.09)	(2.28)	(1.80)
Year Ended June 30, 2007	19.34	(0.19	)(c)	3.59	3.40	(2.01)

Class B
Year Ended June 30, 2011	12.37	(0.23	)(c)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(c)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(c)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(c)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.07	(0.29	)(c)	3.32	3.03	(2.01)

Class C
Year Ended June 30, 2011	12.35	(0.23	)(c)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(c)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(c)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(c)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.04	(0.29	)(c)	3.32	3.03	(2.01)

Select Class
Year Ended June 30, 2011	14.56	(0.11	)(c)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(c)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(c)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(c)	(2.17)	(2.29)	(1.80)
Year Ended June 30, 2007	19.95	(0.12	)(c)	3.71	3.59	(2.01)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$20.20	46.38%	$159,290	1.42%	(0.91)%	1.50%	79%
13.80	16.06	72,134	1.49	(0.92)	1.78	120
11.89	(28.59)	51,434	1.50	(0.86)	2.16	83
16.65	(11.92)	77,384	1.50	(0.99)	1.95	122
20.73	18.59	87,347	1.50	(1.00)	2.04	144

18.01	45.59	1,865	1.99	(1.48)	2.04	79
12.37	15.28	2,326	2.09	(1.58)	2.39	120
10.73	(29.03)	16,081	2.10	(1.46)	2.65	83
15.12	(12.38)	27,388	2.10	(1.59)	2.44	122
19.09	17.81	35,349	2.10	(1.61)	2.53	144

17.98	45.59	64,298	1.98	(1.47)	2.02	79
12.35	15.31	45,949	2.09	(1.53)	2.30	120
10.71	(29.03)	40,775	2.10	(1.46)	2.66	83
15.09	(12.40)	58,290	2.10	(1.59)	2.44	122
19.06	17.84	72,836	2.10	(1.60)	2.55	144

21.39	46.91	150,921	1.08	(0.57)	1.24	79
14.56	16.48	51,872	1.09	(0.52)	1.53	120
12.50	(28.33)	36,584	1.10	(0.46)	1.92	83
17.44	(11.50)	35,071	1.10	(0.60)	1.70	122
21.53	19.00	31,603	1.10	(0.60)	1.80	144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Year Ended June 30, 2011	$28.60	$0.17	$10.80		$10.97	$(0.13)	$—	$(0.13)
Year Ended June 30, 2010	23.28	0.09	5.47		5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27	(10.26	)(c)(d)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34	(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25	7.07		7.32	(0.22)	(2.97)	(3.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(10.27), and the total return would have been (27.69)%.
(d)	Includes gains resulting from litigation payments on securities owned in prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(10.30) and the total return would have been (27.78)%.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$39.44	38.37%		$549,530	0.79%	0.39%	1.09%	38%
28.60	23.89		491,061	0.80	0.40	1.09	40
23.28	(27.66	)(c)(d)	337,981	0.80	0.96	1.10	42
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2011	$27.54	$0.14	(e)	$10.15	$10.29	$(0.06)	$(1.05)	$(1.11)
Year Ended June 30, 2010	23.59	0.05	(e)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(e)	6.01	6.14	— (f)	(1.28)	(1.28)

Class B
Year Ended June 30, 2011	23.79	(0.01	)(e)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)

Class C
Year Ended June 30, 2011	23.75	(0.02	)(e)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(e)	5.31	5.29	—	(1.28)	(1.28)

Class R2
Year Ended June 30, 2011	27.33	0.07	(e)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(e)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (g) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2011	29.92	0.31	(e)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(e)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(e)	6.45	6.77	(0.12)	(1.28)	(1.40)

Select Class
Year Ended June 30, 2011	29.88	0.27	(e)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(e)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(e)	6.45	6.70	(0.09)	(1.28)	(1.37)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$36.72	37.77%	$699,042	1.29%	0.43%	1.40%	39%
27.54	16.91	528,676	1.29	0.16	1.38	44
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52
33.16	22.23	522,428	1.15	0.41	1.39	26

31.46	37.10	13,032	1.79	(0.05)	1.90	39
23.79	16.28	12,890	1.79	(0.33)	1.88	44
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26

31.41	37.13	39,403	1.79	(0.06)	1.90	39
23.75	16.31	32,259	1.79	(0.33)	1.88	44
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26

36.41	37.46	5,109	1.54	0.22	1.65	39
27.33	16.53	4,634	1.54	(0.16)	1.63	44
23.48	12.30	1,461	1.55	(0.39)	1.75	45

40.04	38.46	567,675	0.79	0.85	0.96	39
29.92	17.44	256,458	0.79	0.63	0.93	44
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26

39.98	38.21	1,200,332	0.99	0.75	1.15	39
29.88	17.21	935,388	0.99	0.45	1.13	44
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2011	$8.28	$(0.08	)(e)	$3.97		$3.89	$—
Year Ended June 30, 2010	6.80	(0.06	)(e)	1.54		1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10	)(f)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)		(1.34)	(1.70)
Year Ended June 30, 2007	11.91	(0.07	)(e)	1.93		1.86	(1.79)

Class B
Year Ended June 30, 2011	6.87	(0.11	)(e)	3.28		3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(e)	1.29		1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78	)(f)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)		(1.19)	(1.70)
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71		1.58	(1.79)

Class C
Year Ended June 30, 2011	7.17	(0.12	)(e)	3.43		3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(e)	1.34		1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85	)(f)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)		(1.24)	(1.70)
Year Ended June 30, 2007	10.94	(0.13	)(e)	1.76		1.63	(1.79)

Class R2
Year Ended June 30, 2011	8.25	(0.11	)(e)	3.95		3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(e)	1.54		1.46	—
November 3, 2008 (h) through June 30, 2009	6.28	(0.03	)(e)	0.54		0.51	—

Class R6
November 30, 2010 (h) through June 30, 2011	11.02	(0.02	)(e)	1.88		1.86	—

Institutional Class
Year Ended June 30, 2011	8.73	(0.04	)(e)	4.18		4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(e)	1.63		1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22	)(f)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)		(1.35)	(1.70)
Year Ended June 30, 2007	12.23	(0.03	)(e)	2.00		1.97	(1.79)

Select Class
Year Ended June 30, 2011	8.65	(0.05	)(e)	4.14		4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(e)	1.61		1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19	)(f)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)		(1.37)	(1.70)
Year Ended June 30, 2007	12.21	(0.05	)(e)	2.00		1.95	(1.79)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.17	46.98%		$271,606	1.24%	(0.72)%	1.39%	79%
8.28	21.76		144,214	1.25	(0.71)	1.44	83
6.80	(23.94	)(f)	107,591	1.25	(0.55)	1.58	83
8.94	(12.93	)(g)	120,723	1.25	(0.56)	1.39	71
11.98	16.90		108,013	1.25	(0.65)	1.36	86

10.04	46.14		6,049	1.78	(1.26)	1.89	79
6.87	21.16		6,318	1.85	(1.33)	1.94	83
5.67	(24.60	)(f)	7,967	1.85	(1.15)	2.06	83
7.52	(13.48	)(g)	13,420	1.85	(1.18)	1.89	71
10.41	16.26		20,719	1.84	(1.25)	1.86	86

10.48	46.16		31,665	1.78	(1.26)	1.89	79
7.17	21.11		19,472	1.85	(1.31)	1.94	83
5.92	(24.49	)(f)	14,396	1.85	(1.15)	2.07	83
7.84	(13.49	)(g)	18,615	1.85	(1.17)	1.89	71
10.78	16.25		20,280	1.84	(1.24)	1.86	86

12.09	46.55		16,109	1.50	(0.98)	1.64	79
8.25	21.50		1,561	1.50	(0.89)	1.66	83
6.79	8.12	(f)	54	1.50	(0.72)	1.93	83

12.88	16.88		83,457	0.74	(0.24)	0.88	79

12.87	47.42		207,977	0.85	(0.32)	1.00	79
8.73	22.44		146,161	0.85	(0.31)	1.04	83
7.13	(23.82	)(f)	102,695	0.85	(0.15)	1.19	83
9.36	(12.53	)(g)	91,439	0.85	(0.15)	0.99	71
12.41	17.39		66,811	0.85	(0.25)	0.96	86

12.74	47.28		128,617	0.99	(0.47)	1.14	79
8.65	22.18		100,499	1.00	(0.46)	1.19	83
7.08	(23.87	)(f)	87,612	1.00	(0.31)	1.30	83
9.30	(12.74	)(g)	201,462	1.00	(0.34)	1.13	71
12.37	17.25		373,174	1.00	(0.40)	1.11	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2011	$14.53	$0.12	(e)	$4.46		$4.58	$(0.12)	$—	$(0.12)
Year Ended June 30, 2010	11.46	0.09	(e)	3.06		3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93	)(f)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(e)	3.70		3.81	(0.14)	(3.00)	(3.14)

Class B
Year Ended June 30, 2011	12.88	0.01	(e)	3.95		3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(e)(h)	2.72		2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45	)(f)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40		3.37	(0.03)	(3.00)	(3.03)

Class C
Year Ended June 30, 2011	12.78	0.01	(e)	3.92		3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(e)(h)	2.70		2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41	)(f)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(e)	3.39		3.36	(0.04)	(3.00)	(3.04)

Class R2
Year Ended June 30, 2011	14.51	0.08	(e)	4.45		4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(e)	3.06		3.12	(0.06)	—	(0.06)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(e)	(1.29)		(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Year Ended June 30, 2011	15.15	0.18	(e)	4.66		4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(e)	3.19		3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(e)	3.80		4.00	(0.22)	(3.00)	(3.22)

Class R6 (j)
Year Ended June 30, 2011	15.15	0.20	(e)	4.65		4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19		3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81		4.02	(0.23)	(3.00)	(3.23)

Select Class
Year Ended June 30, 2011	15.15	0.17	(e)	4.65		4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20		3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11	)(f)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(e)	3.79		3.97	(0.19)	(3.00)	(3.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.99	31.56%		$202,094	1.24%	0.68%	1.43%	43%
14.53	27.50		150,297	1.25	0.64	1.48	50
11.46	(26.91	)(f)	108,414	1.25	1.42	1.55	33
17.45	(18.44	)(g)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38

16.78	30.75		6,611	1.85	0.06	1.93	43
12.88	26.77		7,355	1.86	0.03	1.98	50
10.17	(27.42	)(f)	10,614	1.86	0.79	2.04	33
15.72	(18.93	) (g)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38

16.64	30.72		31,602	1.85	0.07	1.93	43
12.78	26.74		23,499	1.86	0.03	1.98	50
10.10	(27.34	)(f)	17,402	1.86	0.79	2.04	33
15.61	(18.95	)(g)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38

18.93	31.22		6,082	1.49	0.45	1.64	43
14.51	27.20		534	1.50	0.39	1.71	50
11.45	(8.17)		59	1.50	1.34	1.91	33

19.82	31.95		31,899	0.90	1.03	1.00	43
15.15	27.96		48,135	0.91	0.98	1.02	50
11.94	(26.63	)(f)	13,342	0.91	1.74	1.14	33
18.08	(18.17	)(g)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38

19.83	32.06		103,457	0.85	1.06	0.89	43
15.15	27.91		23,660	0.86	1.02	0.98	50
11.95	(26.59	)(f)	18,137	0.86	1.80	1.05	33
18.09	(18.16	)(g)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38

19.82	31.86		190,632	0.99	0.92	1.18	43
15.15	27.83		175,578	1.00	0.90	1.23	50
11.94	(26.72	)(f)	201,486	1.00	1.64	1.30	33
18.09	(18.24	)(g)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2011	$7.79	$—	(e)(h)	$2.86		$2.86	$(0.03)	$—	$(0.03)
Year Ended June 30, 2010	6.17	0.01	(e)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(e)	(2.17	)(f)	(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (g) through June 30, 2008	9.73	0.03	(e)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Year Ended June 30, 2011	7.71	(0.05	)(e)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(e)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16	)(f)	(2.14)	— (g)	(0.06)	(0.06)
November 1, 2007 (g) through June 30, 2008	9.73	—	(e)(h)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Institutional Class
Year Ended June 30, 2011	7.84	0.04	(e)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(e)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16	)(f)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(e)	2.01		2.08	(0.09)	(1.87)	(1.96)

Select Class
Year Ended June 30, 2011	7.86	0.03	(e)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(e)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17	)(f)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(e)	2.02		2.06	(0.05)	(1.87)	(1.92)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(2.24), $(2.23), $(2.24) and $(2.25) and the total returns would have been (26.15)%, (26.47)%, (25.81)% and (25.88)%, for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.62	36.78%		$12,271	1.25%		0.02%	1.50%	48%
7.79	27.48		576	1.26		0.06	1.67	56
6.17	(25.30	)(f)	240	1.26		0.75	1.70	52
8.37	(11.51)		149	1.26		0.56	1.62	130

10.50	36.19		1,173	1.75		(0.50)	2.02	48
7.71	26.81		381	1.76		(0.44)	2.18	56
6.14	(25.62	)(f)	94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

10.75	37.58		20,763	0.82		0.42	1.13	48
7.84	27.78		10,729	0.83		0.48	1.30	56
6.20	(24.84	)(f)	9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84	(i)	0.78	1.18	130
14.02	16.06		40,769	0.83		0.49	0.99	46

10.76	37.14		34,944	1.00		0.27	1.29	48
7.86	27.61		24,229	1.01		0.30	1.45	56
6.22	(24.92	)(f)	20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(i)	0.59	1.33	130
14.03	15.87		81,115	1.01		0.31	1.14	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class R6 Shares commenced operation on November 30, 2010 for the Small Cap Growth Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Effective August 12, 2011, all share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities #	$399,649	$—	$—	$399,649

Small Cap Core Fund
Total Investments in Securities ###	$568,630	$1,885	$—	$570,515

Appreciation in Other Financial Instruments
Futures Contracts	$3,842	$—	$—	$3,842

Small Cap Equity Fund
Total Investments in Securities #	$2,566,799	$—	$—	$2,566,799

Small Cap Growth Fund
Total Investments in Securities #	$802,185	$—	$—	$802,185

Small Cap Value Fund
Total Investments in Securities ##	$597,752	$895	$—	$598,647

Appreciation in Other Financial Instruments
Futures Contracts	$667	$—	$—	$667

U.S. Small Company Fund
Total Investments in Securities ###	$74,275	$175	$—	$74,450

Appreciation in Other Financial Instruments
Futures Contracts	$96	$—	$—	$96

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a Right and a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the year ended June 30, 2011 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Average Notional Balance Long	$20,654	$13,885	$1,558
Ending Notional Balance Long	102,185	16,508	2,311

C. Securities Lending — Each Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$67
Small Cap Core Fund	33
Small Cap Equity Fund	116
Small Cap Growth Fund	61
Small Cap Value Fund	34
U.S. Small Company Fund	10

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$23,406	$23,887	$23,887
Small Cap Core Fund	26,318	26,812	26,812
Small Cap Equity Fund	53,687	54,593	54,593
Small Cap Growth Fund	67,031	68,596	68,596
Small Cap Value Fund	28,515	29,152	29,152
U.S. Small Company Fund	5,473	5,597	5,597

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds, under their respective agreements, from losses resulting from a borrower’s failure to return a loaned security, as applicable.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Dynamic Small Cap Growth Fund	$40
Small Cap Core Fund	20
Small Cap Equity Fund	68
Small Cap Growth Fund	38
Small Cap Value Fund	20
U.S. Small Company Fund	6

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2011 (amounts in thousands):

Small Cap Core Fund	$5
Small Cap Equity Fund	19
Small Cap Growth Fund	9
Small Cap Value Fund	5

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Dynamic Small Cap Growth Fund	$(2,300)	$2,241	$59
Small Cap Core Fund	(26)	(78)	104
Small Cap Equity Fund	(4)	(286)	290
Small Cap Growth Fund	(2,660)	2,660	—
Small Cap Value Fund	(9)	2	7
U.S. Small Company Fund	— (a)	— (a)	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to net operating loss (Dynamic Small Cap Growth Fund and Small Cap Growth Fund), distributions from investments in real estate investment trusts (Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund), non-taxable special dividends (Small Cap Core Fund and Small Cap Equity Fund) and passive foreign investment company (PFIC) gains and losses (Small Cap Core Fund, Small Cap Value and U.S. Small Company Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$6	$5
Small Cap Equity Fund	5	11
Small Cap Growth Fund	37	8
Small Cap Value Fund	69	15
U.S. Small Company Fund	2	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.87	1.87	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	n/a	n/a	n/a	0.83	1.01

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Prior to November 1, 2010, the contractual expense limitation for the Dynamic Small Cap Growth Fund was 2.12% for Class B and Class C Shares.

Prior to November 1, 2010, the contractual expense limitation for the Small Cap Core Fund was 1.00% for Select Class Shares.

Prior to November 1, 2010, the contractual expense limitations for the Small Cap Equity Fund were 1.38%, 2.12%, 2.12% and 1.63% for Class A, Class B, Class C and Class R2 Shares, respectively.

Prior to November 1, 2010, the contractual expense limitation for the Small Cap Value Fund was 2.00% for Class B and Class C Shares.

Except as noted above, the contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$78	$4	$178	$260
Small Cap Core Fund	131	81	1,308	1,520
Small Cap Equity Fund	2,145	—	769	2,914
Small Cap Growth Fund	153	456	181	790
Small Cap Value Fund	344	1	393	738
U.S. Small Company Fund	133	—	12	145

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$3	$1	$—	$4
Small Cap Equity Fund	143	—	—	143
Small Cap Growth Fund	6	21	—	27
Small Cap Value Fund	14	—	—	14

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended June 30, 2011 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$15
Small Cap Core Fund	23
Small Cap Equity Fund	167
Small Cap Growth Fund	23
Small Cap Value Fund	23
U.S. Small Company Fund	3

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

The Funds may use related party broker/dealers. For the year ended June 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$320,630	$214,239	$—	$—
Small Cap Core Fund	192,297	381,086	688	900
Small Cap Equity Fund	934,322	844,523	—	—
Small Cap Growth Fund	559,956	446,810	—	—
Small Cap Value Fund	230,614	208,878	839	1,140
U.S. Small Company Fund	42,109	24,286	126	85

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$322,296	$86,281	$8,928	$77,353
Small Cap Core Fund	455,585	129,123	14,193	114,930
Small Cap Equity Fund	1,956,470	670,645	60,316	610,329
Small Cap Growth Fund	640,179	178,962	16,956	162,006
Small Cap Value Fund	520,164	112,455	33,972	78,483
U.S. Small Company Fund	63,951	13,115	2,616	10,499

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investment companies (PFICs) (Dynamic Small Cap Growth Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Small Cap Core Fund	$1,795	$—	$1,795
Small Cap Equity Fund	37,972	33,923	71,895
Small Cap Value Fund	3,970	—	3,970
U.S. Small Company Fund	126	—	126

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Small Cap Core Fund	$3,749	$3,749
Small Cap Equity Fund	4,622	4,622
Small Cap Value Fund	2,889	2,889
U.S. Small Company Fund	365	365

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$—	$(17,040)	$77,353
Small Cap Core Fund	2,078	(59,420)	114,930
Small Cap Equity Fund	63,234	40,291	610,329
Small Cap Growth Fund	—	12,833	162,006
Small Cap Value Fund	442	(58,712)	78,483
U.S. Small Company Fund	167	(5,538)	10,499

For the Funds, the cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs) (Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund), trustee deferred compensation (Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund), mark to market of futures contracts (Small Cap Core Fund), distributions payable (Small Cap Value Fund) and wash sale loss deferrals (all funds).

As of June 30, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Dynamic Small Cap Growth Fund	$17,040	$17,040
Small Cap Core Fund	59,420	59,420
Small Cap Value Fund	58,712	58,712
U.S. Small Company Fund	5,538	5,538

During the year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$27,785
Small Cap Core Fund	51,358
Small Cap Growth Fund	56,410
Small Cap Value Fund	18,616
U.S. Small Company Fund	4,500

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Small Company Fund. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate approximately 14.9%, of the net assets of Small Cap Value Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

Additionally, Dynamic Small Cap Growth Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I), JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	83

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,084.90	$7.19	1.39%
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class B
Actual	1,000.00	1,081.70	9.81	1.90
Hypothetical	1,000.00	1,015.37	9.49	1.90
Class C
Actual	1,000.00	1,082.50	9.76	1.89
Hypothetical	1,000.00	1,015.42	9.44	1.89
Select Class
Actual	1,000.00	1,086.30	5.59	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08

Small Cap Core Fund
Select Class
Actual	1,000.00	1,080.80	4.13	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	1,086.40	6.67	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	1,083.70	9.25	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	1,083.90	9.25	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,085.20	$7.96	1.54%
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	1,089.20	4.09	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,088.20	5.13	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,089.50	6.48	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,085.40	9.05	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	1,086.00	9.05	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,087.20	7.76	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,091.50	3.89	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,090.70	4.41	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,089.80	5.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,049.30	6.35	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,046.00	9.38	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,045.50	9.38	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,047.70	7.62	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R5
Actual	1,000.00	1,050.40	4.58	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,050.60	4.32	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,050.00	5.08	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,082.60	$6.45	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,080.20	9.08	1.76
Hypothetical	1,000.00	1,016.07	8.80	1.76
Institutional Class
Actual	1,000.00	1,084.80	4.24	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,083.60	5.17	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Small Cap Core Fund	100.00%
Small Cap Equity Fund	48.67
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2011 (amounts in thousands):

Long-Term Capital Gain Distribution
Small Cap Equity Fund	$33,923

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$1,795
Small Cap Equity Fund	20,119
Small Cap Value Fund	3,970
U.S. Small Company Fund	126

Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended June 30, 2011, The Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain (amounts in thousands):

Short-Term Gain
Small Cap Equity Fund	$30,353

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	89

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-SC-611

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2011

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks still finished with gains.

U.S. stocks, as measured by the Russell 3000 Index, returned 32.37% for the twelve months ended June 30, 2011. The Russell Midcap Index, which is comprised of U.S. mid-cap stocks, returned 38.47% for the twelve months ended June 30, 2011, while the Russell Midcap Growth Index and the Russell Midcap Value Index returned 43.25% and 34.28%, respectively.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	37.28%
Russell 3000 Growth Index	35.68%

Net Assets as of 6/30/2011 (In Thousands)	$1,216,156

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and health care sectors contributed to relative performance, while the Fund’s stock selection in the energy and materials and processing sectors detracted from relative performance.

The Fund’s individual contributors to relative performance included Amazon.com, Inc., UnitedHealth Group, Inc. and Valeant Pharmaceuticals International Inc. Amazon.com, Inc., an online retailer, reported better-than-expected profit, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of UnitedHealth Group, Inc., an accident and health insurance company, increased after the company reported better-than-expected first-quarter profit, fueled by enrollment growth across its health plans. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Exxon Mobil Corp., Caterpillar, Inc. and International Business Machines Corp. (“IBM”) as these stocks were strong performers in the Benchmark during the reporting period. Shares of integrated energy company Exxon Mobil Corp. advanced due to rising oil prices and increased production of natural gas during the reporting period. Shares of construction and agricultural machinery provider Caterpillar, Inc. advanced on the company’s strong earnings, boosted by recovering demand for its products. Shares of IBM advanced following the company’s better-than-expected first-quarter revenue, driven by strong software sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	QUALCOMM, Inc.	2.3
3.	Amazon.com, Inc.	2.2
4.	Oracle Corp.	2.1
5.	Coach, Inc.	2.0
6.	MasterCard, Inc.	1.8
7.	UnitedHealth Group, Inc.	1.8
8.	Valeant Pharmaceuticals International, Inc.	1.8
9.	American Express Co.	1.8
10.	Schlumberger Ltd.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.2%
Consumer Discretionary	19.7
Health Care	14.7
Industrials	12.8
Energy	9.1
Financials	7.8
Materials	3.2
Short-Term Investments	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		37.28%	6.96%	4.94%
With Sales Charge*		30.15	5.80	4.37
CLASS B SHARES	10/29/99
Without CDSC		36.67	6.35	4.37
With CDSC**		31.67	6.03	4.37
CLASS C SHARES	5/1/06
Without CDSC		36.45	6.31	4.27
With CDSC***		35.45	6.31	4.27
CLASS R5 SHARES	1/8/09	37.81	7.29	5.12
SELECT CLASS SHARES	5/1/06	37.48	7.18	5.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH JUNE 30, 2011

(Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.84%
Russell Midcap Index	15.56%

Net Assets as of 6/30/2011 (In Thousands)	$91,782

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the period November 30, 2010 through June 30, 2011. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance, while the Fund’s stock selection in the producer durables sector contributed to relative performance.

Individual detractors from relative performance included Greenhill & Co., Inc and Marvell Technology Group Ltd. Shares of financial advisory firm Greenhill & Co., Inc. declined as the company’s increased compensation costs associated with its expansion plans and lower financial advisor fees resulted in profits below what investors had anticipated. Marvell Technology Group Ltd. provides parts for products manufactured by Research In Motion. The stock declined after Research In Motion reported disappointing sales, prompting investors’ concerns about slowing demand for Marvell Technology Group Ltd.’s products.

Individual contributors to relative performance included the Fund’s positions in UnitedHealth Group, Inc. and KAR Auction Services, Inc. Shares of UnitedHealth Group, Inc., an accident and health insurance company, increased after the company reported better-than-expected first-quarter profits, fueled by enrollment growth across its health plans. Shares of KAR Auction Services, Inc., a provider of vehicle auction services in North America, increased after the company announced strong first-quarter profits.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Devon Energy Corp.	2.8%
2.	Jarden Corp.	2.8
3.	Silgan Holdings, Inc.	2.7
4.	Iberiabank Corp.	2.2
5.	Walgreen Co.	2.2
6.	Calamos Asset Management, Inc., Class A	2.0
7.	ProAssurance Corp.	2.0
8.	Chubb Corp.	2.0
9.	Joy Global, Inc.	1.9
10.	Coventry Health Care, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.4%
Consumer Discretionary	18.1
Industrials	14.9
Health Care	10.0
Information Technology	8.8
Materials	8.7
Energy	8.3
Utilities	6.1
Consumer Staples	1.8
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions any may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		14.70%
With Sales Charge*		8.69
CLASS C SHARES	11/30/10
Without CDSC		14.33
With CDSC**		13.33
CLASS R2 SHARES	11/30/10	14.53
CLASS R5 SHARES	11/30/10	15.00
CLASS R6 SHARES	1/31/11	15.00
SELECT CLASS SHARES	11/30/10	14.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2010-6/30/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	37.15%
Russell Midcap Index	38.47%

Net Assets as of 6/30/2011 (In Thousands)	$572,219

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors detracted from relative performance, while the Fund’s stock selection in the information technology and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s underweight positions in priceline.com, Inc., Discover Financial Services and Altera Corp., three stocks that performed strongly in the Benchmark. Shares of priceline.com, Inc., an online travel company, rose on investor optimism that increasing on-line commerce would continue to benefit the company. Shares of consumer financial services company Discover Financial Services gained due to consistent improvements in credit card delinquencies. Shares of chipmaker Altera Corp. benefited from increased capital spending on global wireless infrastructure.

Individual contributors to relative performance included the Fund’s positions in Valeant Pharmaceuticals International Inc., Coventry Health Care, Inc. and Williams Cos. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated. Shares of Coventry Health Care, Inc. increased as investor concerns about healthcare reform eased. In addition, the company continued to experience lower medical costs and increased member enrollment. Shares of Williams Cos., an integrated energy company, rose as investors reacted positively to the announcement that it would separate into two distinct publicly traded companies.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	TE Connectivity Ltd., (Switzerland)	1.6%
2.	Lincare Holdings, Inc.	1.3
3.	Humana, Inc.	1.3
4.	Sherwin-Williams Co. (The)	1.3
5.	Carlisle Cos., Inc.	1.2
6.	Coach, Inc.	1.2
7.	Coventry Health Care, Inc.	1.1
8.	Concho Resources, Inc.	1.1
9.	Marriott International, Inc., Class A	1.1
10.	T. Rowe Price Group, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	19.3%
Financials	15.7
Information Technology	15.3
Industrials	13.0
Health Care	11.2
Energy	8.1
Materials	5.4
Utilities	5.0
Consumer Staples	3.0
Telecommunication Services	0.8
Short-Term Investment	3.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		36.66%	5.46%	7.39%
With Sales Charge*		29.49	4.33	6.81
CLASS C SHARES	11/2/09
Without CDSC		36.04	5.29	7.31
With CDSC**		35.04	5.29	7.31
SELECT CLASS SHARES	1/1/97	37.15	5.58	7.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date were based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the

Lipper Multi-Cap Core Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	43.01%
Russell Midcap Growth Index	43.25%

Net Assets as of 6/30/2011 (In Thousands)	$1,775,753

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and materials and processing sectors detracted from relative performance, while the Fund’s stock selection in the producer durables and health care sectors contributed to relative performance

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in priceline.com, Inc., Altera Corp. and Wynn Resorts Ltd., three stocks that performed strongly in the Benchmark. Shares of online travel company priceline.com, Inc. increased due to the company’s better-than-expected earnings, driven by strong growth in its global hotel business. Shares of chipmaker Altera Corp. benefited from the company’s higher-than-expected second-quarter sales. Casino and gaming company Wynn Resorts Ltd. benefited from investor optimism about growth from the company’s position in the Macau gaming industry.

Individual contributors to relative performance included the Fund’s positions in Valeant Pharmaceuticals International Inc., Coventry Health Care, Inc. and Cummins Inc. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated. Shares of accident and health insurance company Coventry Health Care, Inc. increased after the company reported better-than-expected first-quarter earnings. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweights versus the Benchmark were in the technology and financial services sectors and the Fund’s largest underweights versus the Benchmark were in the consumer staples and materials and processing sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Coach, Inc.	2.3%
2.	Concho Resources, Inc.	2.2
3.	Agilent Technologies, Inc.	1.9
4.	W.W. Grainger, Inc.	1.9
5.	Valeant Pharmaceuticals International, Inc., (Canada)	1.8
6.	Cameron International Corp.	1.7
7.	TE Connectivity Ltd., (Switzerland)	1.6
8.	Humana, Inc.	1.6
9.	Cummins, Inc.	1.5
10.	Coventry Health Care, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.6%
Consumer Discretionary	19.3
Industrials	17.0
Health Care	16.2
Financials	8.7
Energy	8.4
Materials	3.6
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		42.59%	6.19%	5.36%
With Sales Charge*		35.07	5.05	4.79
CLASS B SHARES	1/14/94
Without CDSC		41.89	5.58	4.79
With CDSC**		36.89	5.26	4.79
CLASS C SHARES	11/4/97
Without CDSC		41.85	5.57	4.67
With CDSC***		40.85	5.57	4.67
CLASS R2 SHARES	6/19/09	42.37	6.02	5.18
SELECT CLASS SHARES	3/2/89	43.01	6.49	5.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Multi-Cap Growth Funds Index and Lipper Mid-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index and Lipper Mid-Cap Growth Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index and Lipper Mid-Cap Growth Funds Index are indexes based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	32.66%
Russell Midcap Value Index	34.28%

Net Assets as of 6/30/2011 (In Thousands)	$6,775,834

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s relative underperformance versus the Benchmark was primarily driven by negative stock selection in the health care and financials sectors. The Fund’s stock selection in the information technology sector as well as stock selection and an underweight in the utilities sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Cigna Corp., Discover Financial Services and Spectra Energy Corp., three stocks that performed strongly in the Benchmark. Insurance company Cigna raised its expectations for 2011 earnings, which helped the stock. Shares of consumer financial services company Discover Financial Services advanced due to consistent improvements in credit card delinquencies. Shares of natural gas company, Spectra Energy Corp. increased as investors began to recognize that a lower percentage of company profits are being derived from commodity sensitive activities while pipelines were making larger contributions to cash flow.

Individual contributors to relative performance included Williams Cos., Tiffany & Co. and Albemarle Corp. Shares of Williams Cos., an integrated energy company, rose as investors reacted positively to the announcement that it would separate into two distinct publicly traded companies. Shares of jewelry retailer Tiffany & Co. gained after the company reported strong fiscal first-quarter earnings and raised its outlook for full-year earnings, as its strong market position more than offset the impact from rising raw materials costs. Shares of Albemarle Corp., a specialty chemical company, advanced on strong earnings gains throughout the reporting period, driven by the continued growth in electronics, which led to increased demand for brominated flame retardants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Republic Services, Inc.	2.1%
2.	Energen Corp.	1.9
3.	Loews Corp.	1.9
4.	Fortune Brands, Inc.	1.7
5.	Oneok, Inc.	1.7
6.	CMS Energy Corp.	1.6
7.	Bed Bath & Beyond, Inc.	1.6
8.	Ball Corp.	1.6
9.	TE Connectivity Ltd., (Switzerland)	1.6
10.	Devon Energy Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.4%
Consumer Discretionary	19.6
Utilities	10.1
Industrials	9.0
Energy	7.8
Materials	7.3
Health Care	6.2
Consumer Staples	6.1
Information Technology	5.9
Telecommunication Services	1.9
Short-Term Investment	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		31.96%	4.47%	8.86%
With Sales Charge*		25.02	3.35	8.27
CLASS B SHARES	4/30/01
Without CDSC		31.33	3.95	8.35
With CDSC**		26.33	3.60	8.35
CLASS C SHARES	4/30/01
Without CDSC		31.29	3.95	8.26
With CDSC***		30.29	3.95	8.26
CLASS R2 SHARES	11/3/08	31.66	4.33	8.79
INSTITUTIONAL CLASS SHARES	11/13/97	32.66	5.00	9.40
SELECT CLASS SHARES	10/31/01	32.29	4.74	9.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Mid-cap Value Index, the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.23%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.16%

Net Assets as of 6/30/2011 (In Thousands)	$546,447

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2011.

The Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals. The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum.

During the reporting period, the environment was positive for the Fund’s stock selection process as investors began to refocus on stock specific information and trade less based on macroeconomic data. As a result, the Fund experienced positive returns in each of the following five supersectors: consumer, financial, industrial, technology and health care sectors. Stock selection in the technology, consumer and health care sectors contributed the most to the Fund’s return.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund owned more than 350 long and short positions during the reporting period and was sector-neutral. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***
1.	GT Solar International, Inc.	0.5%
2.	TRW Automotive Holdings Corp.	0.4
3.	Lorillard, Inc.	0.4
4.	IAC/InterActiveCorp.	0.4
5.	Forest Laboratories, Inc.	0.4
6.	Alliance Data Systems Corp.	0.4
7.	AMERIGROUP Corp.	0.4
8.	Complete Production Services, Inc.	0.4
9.	RPC, Inc.	0.4
10.	Healthspring, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****
1.	Robbins & Myers, Inc.	0.5%
2.	Green Mountain Coffee Roasters, Inc.	0.5
3.	Pharmasset, Inc.	0.5
4.	Under Armour, Inc., Class A	0.5
5.	CarMax, Inc.	0.5
6.	Spectra Energy Corp.	0.5
7.	Eastman Kodak Co.	0.5
8.	Carpenter Technology Corp.	0.5
9.	Office Depot, Inc.	0.5
10.	Mead Johnson Nutrition Co.	0.4

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***
Consumer Discretionary	17.9%
Information Technology	17.5
Industrials	12.2
Financials	11.0
Health Care	9.6
Energy	7.4
Materials	6.3
Utilities	5.9
Consumer Staples	4.9
Telecommunication Services	0.9
Short-Term Investment	6.4

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****
Information Technology	16.5%
Industrials	14.4
Consumer Discretionary	13.4
Financials	12.8
Health Care	11.2
Energy	10.8
Materials	8.2
Utilities	6.0
Consumer Staples	5.0
Telecommunication Services	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2011. The Fund’s composition is subject to change.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	5/23/03
Without Sales Charge		1.03%	(0.63)%	1.51%
With Sales Charge*		(4.29)	(1.69)	0.85
CLASS B SHARES	5/23/03
Without CDSC		0.32	(1.36)	0.77
With CDSC**		(4.68)	(1.79)	0.77
CLASS C SHARES	5/23/03
Without CDSC		0.21	(1.37)	0.76
With CDSC***		(0.79)	(1.37)	0.76
SELECT CLASS SHARES	5/23/03	1.23	(0.39)	1.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch

3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	27.06%
Russell 3000 Value Index	29.13%

Net Assets as of 6/30/2011 (In Thousands)	$918,841

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s relative underperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the energy and health care sectors. The Fund’s stock selection in the consumer discretionary sector also detracted from the Fund’s relative performance. The Fund’s stock selection in the financials and utilities sector contributed to relative performance. The Fund’s stock selection and underweight in the consumer staples sector also contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Chevron Corp., General Electric Co. and Verizon Communications Inc., three stocks that performed strongly in the Benchmark. Integrated energy company Chevron Corp. benefited from higher oil and gas prices as well as the corresponding increase in production volumes. Shares of General Electric Co. advanced as the company became increasingly optimistic about the economic recovery. Shares of Verizon Communications Inc. benefited from increased investor optimism about the company becoming a provider of the iPhone and its potential positive impact to future earnings.

Individual contributors to relative performance included Oneok, Inc., Loews Corp. and Albemarle Corp. Shares of diversified natural gas company Oneok, Inc. benefited from the company’s interest in Oneok Partners, a master limited partnership that reported strong first-quarter results. Shares of diversified holding company Loews Corp. increased after the company announced better-than-expected earnings and the reinstatement of its quarterly dividend. Shares of Albemarle Corp., a specialty chemical company, advanced on strong earnings gains throughout the reporting period, driven by the continued growth in electronics, which led to increased demand for brominated flame retardants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow. The Fund’s largest overweight was in the consumer discretionary sector. The Fund’s portfolio managers sought retailers with strong brands and recurring revenue business models. They believed that these factors coupled with lower levels of capital spending should contribute to the generation of free cash flow for the retailers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Loews Corp.	3.2
3.	Devon Energy Corp.	2.8
4.	AT&T, Inc.	2.6
5.	Exxon Mobil Corp.	2.5
6.	Johnson & Johnson	2.2
7.	Oneok, Inc.	1.9
8.	Teekay Corp. (Canada)	1.8
9.	Procter & Gamble Co. (The)	1.7
10.	Pfizer, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.5%
Consumer Discretionary	14.9
Energy	11.2
Health Care	10.5
Utilities	7.4
Consumer Staples	6.2
Telecommunication Services	4.8
Industrials	3.9
Materials	3.5
Information Technology	2.6
Investment Company	1.0
Short-Term Investment	3.5

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		26.45%	4.89%	6.33%
With Sales Charge*		19.84	3.76	5.43
CLASS C SHARES	2/28/05
Without CDSC		25.82	4.37	5.80
With CDSC**		24.82	4.37	5.80
INSTITUTIONAL CLASS SHARES	2/28/05	27.06	5.42	6.78
SELECT CLASS SHARES	2/28/05	26.75	5.16	6.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.6%
	Consumer Discretionary — 19.7%
	Auto Components — 2.2%
162	BorgWarner, Inc. (a)	13,056
334	Johnson Controls, Inc.	13,931

		26,987

	Automobiles — 1.6%
327	Harley-Davidson, Inc.	13,381
186	Tesla Motors, Inc. (a) (c)	5,421

		18,802

	Diversified Consumer Services — 1.5%
236	American Public Education, Inc. (a)	10,500
168	Sotheby’s	7,312

		17,812

	Hotels, Restaurants & Leisure — 3.0%
169	BJ’s Restaurants, Inc. (a)	8,854
230	Cheesecake Factory, Inc. (The) (a)	7,227
302	Gaylord Entertainment Co. (a)	9,060
327	Marriott International, Inc., Class A	11,609

		36,750

	Internet & Catalog Retail — 3.5%
131	Amazon.com, Inc. (a)	26,727
170	HomeAway, Inc. (a)	6,587
37	NetFlix, Inc. (a)	9,772

		43,086

	Media — 4.5%
319	DIRECTV, Class A (a)	16,196
290	Scripps Networks Interactive, Inc., Class A	14,190
4,467	Sirius XM Radio, Inc. (a)	9,783
361	Walt Disney Co. (The)	14,078

		54,247

	Textiles, Apparel & Luxury Goods— 3.4%
374	Coach, Inc.	23,903
102	Deckers Outdoor Corp. (a)	8,982
224	Vera Bradley, Inc. (a)	8,549

		41,434

	Total Consumer Discretionary	239,118

	Energy — 9.1%
	Energy Equipment & Services — 4.2%
345	Cameron International Corp. (a)	17,364
171	National Oilwell Varco, Inc.	13,382
234	Schlumberger Ltd.	20,191

		50,937

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.9%
90	Apache Corp.	11,056
211	Concho Resources, Inc. (a)	19,362
294	Forest Oil Corp. (a)	7,856
151	Newfield Exploration Co. (a)	10,264
271	Southwestern Energy Co. (a)	11,633

		60,171

	Total Energy	111,108

	Financials — 7.8%
	Capital Markets — 2.4%
281	Lazard Ltd., (Bermuda), Class A	10,440
467	Och-Ziff Capital Management Group LLC, Class A	6,473
201	T. Rowe Price Group, Inc.	12,152

		29,065

	Commercial Banks — 1.9%
465	U.S. Bancorp	11,855
417	Wells Fargo & Co.	11,698

		23,553

	Consumer Finance — 1.8%
417	American Express Co.	21,554

	Diversified Financial Services — 0.8%
34	CME Group, Inc.	9,856

	Insurance — 0.9%
172	ACE Ltd., (Switzerland)	11,288

	Total Financials	95,316

	Health Care — 14.8%
	Biotechnology — 3.3%
170	Alexion Pharmaceuticals, Inc. (a)	7,995
175	Biogen Idec, Inc. (a)	18,711
212	Celgene Corp. (a)	12,806

		39,512

	Health Care Equipment & Supplies — 1.7%
217	Sirona Dental Systems, Inc. (a)	11,496
269	Thoratec Corp. (a)	8,842

		20,338

	Health Care Providers & Services — 5.0%
130	DaVita, Inc. (a)	11,216
293	Emeritus Corp. (a) (c)	6,230
188	Healthspring, Inc. (a)	8,683
450	Lincare Holdings, Inc.	13,176
423	UnitedHealth Group, Inc.	21,803

		61,108

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 1.5%
356	Agilent Technologies, Inc. (a)	18,200

	Pharmaceuticals — 3.3%
355	Aegerion Pharmaceuticals, Inc. (a)	5,598
155	Allergan, Inc.	12,879
420	Valeant Pharmaceuticals International, Inc., (Canada) (c)	21,802

		40,279

	Total Health Care	179,437

	Industrials — 12.8%
	Aerospace & Defense — 2.1%
130	Goodrich Corp.	12,415
184	HEICO Corp. (c)	10,078
42	TransDigm Group, Inc. (a)	3,821

		26,314

	Electrical Equipment — 0.7%
237	EnerSys (a)	8,164

	Industrial Conglomerates — 1.0%
243	Carlisle Cos., Inc.	11,963

	Machinery — 3.5%
171	Cummins, Inc.	17,697
171	Deere & Co.	14,082
172	Wabtec Corp.	11,304

		43,083

	Professional Services — 0.7%
104	IHS, Inc., Class A (a)	8,651

	Road & Rail — 2.5%
477	Avis Budget Group, Inc. (a)	8,155
210	J.B. Hunt Transport Services, Inc.	9,880
327	Old Dominion Freight Line, Inc. (a)	12,182

		30,217

	Trading Companies & Distributors — 2.3%
334	Air Lease Corp. (a)	8,115
127	W.W. Grainger, Inc. (c)	19,529

		27,644

	Total Industrials	156,036

	Information Technology — 32.2%
	Communications Equipment — 4.4%
462	JDS Uniphase Corp. (a)	7,697
346	Juniper Networks, Inc. (a)	10,887
495	QUALCOMM, Inc.	28,094

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — Continued
165	Riverbed Technology, Inc. (a)	6,544

		53,222

	Computers & Peripherals — 7.6%
209	Apple, Inc. (a)	70,004
431	EMC Corp. (a)	11,874
190	NetApp, Inc. (a)	10,012

		91,890

	Electronic Equipment, Instruments & Components — 2.1%
157	Amphenol Corp., Class A	8,471
464	TE Connectivity Ltd., (Switzerland)	17,057

		25,528

	Internet Software & Services — 1.4%
24	Google, Inc., Class A (a)	12,305
55	LinkedIn Corp., Class A (a) (c)	4,964

		17,269

	IT Services — 3.9%
402	CGI Group, Inc., (Canada), Class A (a)	9,909
208	Cognizant Technology Solutions Corp., Class A (a)	15,284
74	MasterCard, Inc., Class A	22,209

		47,402

	Office Electronics — 0.8%
231	Zebra Technologies Corp., Class A (a)	9,754

	Semiconductors & Semiconductor Equipment — 3.7%
260	Avago Technologies Ltd., (Singapore)	9,873
579	Freescale Semiconductor Holdings I Ltd. (a)	10,653
223	Lam Research Corp. (a)	9,883
412	Xilinx, Inc.	15,018

		45,427

	Software — 8.3%
398	Adobe Systems, Inc. (a) (m)	12,511
225	Autodesk, Inc. (a)	8,685
141	Concur Technologies, Inc. (a)	7,040
242	MICROS Systems, Inc. (a)	12,040
394	Nuance Communications, Inc. (a)	8,468
778	Oracle Corp.	25,594
195	RealPage, Inc. (a)	5,170
89	Salesforce.com, Inc. (a)	13,319
220	Taleo Corp., Class A (a)	8,139

		100,966

	Total Information Technology	391,458

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Materials — 3.2%
	Chemicals — 2.4%
168	FMC Corp.	14,434
174	Sherwin-Williams Co. (The)	14,593

		29,027

	Metals & Mining — 0.8%
174	Freeport-McMoRan Copper & Gold, Inc.	9,210

	Total Materials	38,237

	Total Common Stocks (Cost $967,250)	1,210,710

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.5%
	Investment Company — 0.5%
5,903	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $5,903)	5,903

Investments of Cash Collateral for Securities on Loan — 3.2%
	Investment Company — 3.2%
39,434	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $39,434)	39,434

	Total Investments — 103.3% (Cost $1,012,587)	1,256,047
	Liabilities in Excess of Other Assets — (3.3)%	(39,891)

	NET ASSETS — 100.0%	$1,216,156

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 18.0%
	Automobiles — 2.0%
44	Harley-Davidson, Inc.	1,808

	Distributors — 1.1%
19	Genuine Parts Co.	1,022

	Hotels, Restaurants & Leisure — 4.2%
33	Brinker International, Inc. (m)	808
33	Papa John’s International, Inc. (a)	1,108
47	Penn National Gaming, Inc. (a)	1,897

		3,813

	Household Durables — 4.8%
71	Jarden Corp.	2,440
50	Newell Rubbermaid, Inc.	781
63	Toll Brothers, Inc. (a)	1,298

		4,519

	Multiline Retail — 1.9%
37	Nordstrom, Inc.	1,733

	Specialty Retail — 4.0%
80	American Eagle Outfitters, Inc. (m)	1,018
88	Chico’s FAS, Inc.	1,344
36	Williams-Sonoma, Inc.	1,308

		3,670

	Total Consumer Discretionary	16,565

	Consumer Staples — 1.8%
	Food & Staples Retailing — 1.8%
40	Walgreen Co.	1,679

	Energy — 8.3%
	Energy Equipment & Services — 3.7%
46	Exterran Holdings, Inc. (a)	914
47	Patterson-UTI Energy, Inc.	1,489
18	Tidewater, Inc.	978

		3,381

	Oil, Gas & Consumable Fuels — 4.6%
19	Cimarex Energy Co.	1,676
33	Devon Energy Corp.	2,585

		4,261

	Total Energy	7,642

	Financials — 19.5%
	Capital Markets — 7.3%
125	Calamos Asset Management, Inc., Class A	1,818
21	Greenhill & Co., Inc.	1,123
54	HFF, Inc., Class A (a)	813

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
103	Janus Capital Group, Inc.	977
96	TD AMERITRADE Holding Corp.	1,880

		6,611

	Commercial Banks — 4.1%
27	First Republic Bank (a)	874
23	Iberiabank Corp.	1,339
133	Umpqua Holdings Corp.	1,535

		3,748

	Insurance — 4.1%
27	Chubb Corp.	1,712
29	ProAssurance Corp. (a)	2,054

		3,766

	Real Estate Investment Trusts (REITs) — 4.0%
23	Mid-America Apartment Communities, Inc.	1,520
48	National Retail Properties, Inc.	1,180
56	RLJ Lodging Trust	969

		3,669

	Total Financials	17,794

	Health Care — 10.0%
	Health Care Equipment & Supplies — 1.3%
15	IDEXX Laboratories, Inc. (a)	1,198

	Health Care Providers & Services — 8.7%
55	Coventry Health Care, Inc. (a)	2,000
18	Laboratory Corp. of America Holdings (a)	1,707
35	Patterson Cos., Inc.	1,151
40	UnitedHealth Group, Inc.	2,084
49	VCA Antech, Inc. (a)	1,044

		7,986

	Total Health Care	9,184

	Industrials — 14.9%
	Aerospace & Defense — 3.0%
13	Goodrich Corp.	1,199
17	TransDigm Group, Inc. (a)	1,566

		2,765

	Commercial Services & Supplies — 2.9%
73	KAR Auction Services, Inc. (a)	1,375
42	Waste Connections, Inc.	1,327

		2,702

	Electrical Equipment — 1.2%
16	Regal-Beloit Corp.	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — 6.5%
25	Dover Corp.	1,671
27	Eaton Corp.	1,381
18	Joy Global, Inc.	1,694
20	Toro Co. (The)	1,210

		5,956

	Road & Rail — 1.3%
15	Norfolk Southern Corp.	1,149

	Total Industrials	13,663

	Information Technology — 8.8%
	Computers & Peripherals — 1.0%
18	NetApp, Inc. (a)	958

	Electronic Equipment, Instruments & Components — 1.6%
22	Anixter International, Inc. (m)	1,453

	Semiconductors & Semiconductor Equipment — 3.3%
79	Intersil Corp., Class A	1,016
35	Linear Technology Corp.	1,161
56	Marvell Technology Group Ltd., (Bermuda) (a)	830

		3,007

	Software — 2.9%
27	MICROS Systems, Inc. (a)	1,351
23	Solera Holdings, Inc.	1,343

		2,694

	Total Information Technology	8,112

	Materials — 8.7%
	Chemicals — 2.8%
19	Airgas, Inc. (m)	1,345
24	Scotts Miracle-Gro Co. (The), Class A	1,221

		2,566

	Containers & Packaging — 4.4%
43	Crown Holdings, Inc. (a)	1,679
58	Silgan Holdings, Inc.	2,372

		4,051

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.5%
27	Reliance Steel & Aluminum Co.	1,332

	Total Materials	7,949

	Utilities — 6.1%
	Electric Utilities — 1.2%
27	Southern Co.	1,090

	Gas Utilities — 1.0%
21	Northwest Natural Gas Co.	948

	Multi-Utilities — 3.9%
59	CMS Energy Corp.	1,170
34	NorthWestern Corp.	1,125
40	Wisconsin Energy Corp.	1,263

		3,558

	Total Utilities	5,596

	Total Common Stocks (Cost $87,786)	88,184

Short-Term Investment — 3.9%
	Investment Company — 3.9%
3,576	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $3,576)	3,576

	Total Investments — 100.0% (Cost $91,362)	91,760
	Other Assets in Excess of Liabilities — 0.0% (g)	22

	NET ASSETS — 100.0%	$91,782

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 19.2%
	Auto Components — 0.7%
49	BorgWarner, Inc. (a)	3,943

	Automobiles — 0.9%
96	Harley-Davidson, Inc.	3,929
44	Tesla Motors, Inc. (a) (c)	1,267

		5,196

	Distributors — 0.5%
52	Genuine Parts Co.	2,806

	Diversified Consumer Services — 0.6%
30	DeVry, Inc.	1,792
40	Sotheby’s	1,753

		3,545

	Hotels, Restaurants & Leisure — 3.7%
57	Cheesecake Factory, Inc. (The) (a)	1,798
60	Darden Restaurants, Inc.	2,969
45	Gaylord Entertainment Co. (a)	1,362
124	International Game Technology	2,181
172	Marriott International, Inc., Class A	6,090
126	Royal Caribbean Cruises Ltd. (a)	4,734
35	Yum! Brands, Inc.	1,911

		21,045

	Household Durables — 1.8%
76	Fortune Brands, Inc.	4,853
57	Harman International Industries, Inc.	2,593
52	Jarden Corp.	1,784
16	Mohawk Industries, Inc. (a)	948

		10,178

	Internet & Catalog Retail — 0.9%
76	Expedia, Inc.	2,195
12	NetFlix, Inc. (a)	3,073

		5,268

	Media — 3.9%
88	Cablevision Systems Corp., Class A	3,197
111	CBS Corp., Class B	3,168
91	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,158
69	DISH Network Corp., Class A (a)	2,101
120	Gannett Co., Inc.	1,713
76	Lamar Advertising Co., Class A (a)	2,072
28	Omnicom Group, Inc.	1,368
83	Scripps Networks Interactive, Inc., Class A	4,032
1,360	Sirius XM Radio, Inc. (a)	2,979

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
2	Washington Post Co. (The), Class B	693

		22,481

	Multiline Retail — 0.4%
41	Kohl’s Corp.	2,065

	Specialty Retail — 3.2%
9	AutoZone, Inc. (a)	2,712
79	Bed Bath & Beyond, Inc. (a)	4,588
67	Dick’s Sporting Goods, Inc. (a)	2,584
158	Gap, Inc. (The)	2,856
29	Tiffany & Co.	2,293
67	TJX Cos., Inc.	3,504

		18,537

	Textiles, Apparel & Luxury Goods — 2.6%
105	Coach, Inc.	6,738
24	Deckers Outdoor Corp. (a)	2,106
21	Fossil, Inc. (a)	2,460
15	Lululemon Athletica, Inc., (Canada) (a)	1,633
30	Phillips-Van Heusen Corp.	1,958

		14,895

	Total Consumer Discretionary	109,959

	Consumer Staples — 2.9%
	Beverages — 0.6%
24	Brown-Forman Corp., Class B	1,791
41	Dr. Pepper Snapple Group, Inc.	1,732

		3,523

	Food & Staples Retailing — 0.5%
120	Safeway, Inc.	2,814

	Food Products — 1.4%
23	Hershey Co. (The)	1,308
49	JM Smucker Co. (The)	3,738
38	Ralcorp Holdings, Inc. (a)	3,281

		8,327

	Household Products — 0.4%
30	Energizer Holdings, Inc. (a)	2,164

	Total Consumer Staples	16,828

	Energy — 8.1%
	Energy Equipment & Services — 1.3%
97	Cameron International Corp. (a)	4,890
15	CARBO Ceramics, Inc. (c)	2,363

		7,253

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 6.8%
69	Concho Resources, Inc. (a)	6,310
47	CVR Energy, Inc. (a)	1,145
53	Devon Energy Corp.	4,201
97	Energen Corp.	5,452
38	EQT Corp.	2,017
73	Forest Oil Corp. (a)	1,962
17	Kinder Morgan Management LLC (a)	1,104
84	Newfield Exploration Co. (a)	5,693
49	Peabody Energy Corp.	2,857
51	Range Resources Corp.	2,853
50	Teekay Corp., (Canada)	1,532
129	Williams Cos., Inc. (The)	3,899

		39,025

	Total Energy	46,278

	Financials — 15.7%
	Capital Markets — 3.5%
63	Ameriprise Financial, Inc.	3,657
106	Invesco Ltd.	2,483
74	Lazard Ltd., (Bermuda), Class A	2,731
28	Northern Trust Corp.	1,273
91	Och-Ziff Capital Management Group LLC, Class A	1,258
100	T. Rowe Price Group, Inc.	6,061
117	TD AMERITRADE Holding Corp.	2,279

		19,742

	Commercial Banks — 3.6%
27	BancorpSouth, Inc.	333
41	BB&T Corp.	1,098
46	BOK Financial Corp. (c)	2,497
41	City National Corp.	2,246
56	Comerica, Inc.	1,950
32	Cullen/Frost Bankers, Inc.	1,796
205	Fifth Third Bancorp	2,611
123	Huntington Bancshares, Inc.	804
42	M&T Bank Corp.	3,676
82	SunTrust Banks, Inc.	2,123
65	Zions Bancorp	1,563

		20,697

	Diversified Financial Services — 0.7%
99	Moody’s Corp.	3,812

	Insurance — 5.2%
104	AON Corp.	5,334
42	Arch Capital Group Ltd., (Bermuda) (a)	1,334
49	Cincinnati Financial Corp.	1,434

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
125	Loews Corp.	5,265
200	Old Republic International Corp.	2,345
78	OneBeacon Insurance Group Ltd., Class A	1,050
56	Principal Financial Group, Inc.	1,694
19	Torchmark Corp.	1,225
80	Transatlantic Holdings, Inc.	3,940
113	W.R. Berkley Corp.	3,663
122	XL Group plc, (Ireland)	2,686

		29,970

	Real Estate Investment Trusts (REITs) — 1.8%
45	Camden Property Trust	2,863
51	HCP, Inc.	1,856
30	Kimco Realty Corp.	550
55	Regency Centers Corp.	2,423
27	Vornado Realty Trust	2,531

		10,223

	Real Estate Management & Development — 0.3%
103	Brookfield Office Properties, Inc.	1,993

	Thrifts & Mortgage Finance — 0.6%
75	Capitol Federal Financial, Inc.	876
176	People’s United Financial, Inc.	2,359

		3,235

	Total Financials	89,672

	Health Care — 11.1%
	Biotechnology — 0.7%
62	Alexion Pharmaceuticals, Inc. (a)	2,906
35	Dendreon Corp. (a)	1,369

		4,275

	Health Care Equipment & Supplies — 1.6%
35	Becton, Dickinson & Co.	3,042
57	Sirona Dental Systems, Inc. (a)	3,032
93	Thoratec Corp. (a)	3,042

		9,116

	Health Care Providers & Services — 5.9%
60	AmerisourceBergen Corp.	2,463
121	Brookdale Senior Living, Inc. (a)	2,942
180	Coventry Health Care, Inc. (a)	6,548
47	DaVita, Inc. (a)	4,053
47	HCA Holdings, Inc. (a)	1,548
91	Humana, Inc.	7,366
261	Lincare Holdings, Inc.	7,637

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
51	VCA Antech, Inc. (a)	1,083

		33,640

	Health Care Technology — 0.4%
40	Cerner Corp. (a) (c)	2,459

	Life Sciences Tools & Services — 1.6%
107	Agilent Technologies, Inc. (a)	5,469
62	Bruker Corp. (a)	1,259
31	Illumina, Inc. (a)	2,321

		9,049

	Pharmaceuticals — 0.9%
100	Valeant Pharmaceuticals International, Inc., (Canada) (c)	5,201

	Total Health Care	63,740

	Industrials — 13.0%
	Aerospace & Defense — 1.6%
33	Alliant Techsystems, Inc.	2,318
40	Goodrich Corp.	3,801
22	L-3 Communications Holdings, Inc.	1,941
10	TransDigm Group, Inc. (a)	876

		8,936

	Airlines — 0.4%
249	Delta Air Lines, Inc. (a)	2,279

	Commercial Services & Supplies — 1.6%
194	Republic Services, Inc.	5,982
36	Stericycle, Inc. (a)	3,249

		9,231

	Electrical Equipment — 2.7%
67	AMETEK, Inc.	3,004
45	Cooper Industries plc	2,667
52	Hubbell, Inc., Class B	3,397
40	Regal-Beloit Corp.	2,664
42	Roper Industries, Inc.	3,510

		15,242

	Industrial Conglomerates — 1.2%
141	Carlisle Cos., Inc.	6,945

	Machinery — 2.9%
50	AGCO Corp. (a)	2,448
42	Cummins, Inc.	4,338
33	Parker Hannifin Corp.	2,926
52	Snap-On, Inc.	3,243

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
53	Wabtec Corp.	3,494

		16,449

	Professional Services — 0.5%
33	IHS, Inc., Class A (a)	2,786

	Road & Rail — 0.8%
116	Avis Budget Group, Inc. (a)	1,975
62	J.B. Hunt Transport Services, Inc.	2,901

		4,876

	Trading Companies & Distributors — 1.3%
80	Air Lease Corp. (a) (c)	1,948
35	W.W. Grainger, Inc. (c)	5,393

		7,341

	Total Industrials	74,085

	Information Technology — 15.2%
	Communications Equipment — 2.0%
66	Aruba Networks, Inc. (a)	1,953
24	F5 Networks, Inc. (a)	2,602
133	JDS Uniphase Corp. (a)	2,221
48	Polycom, Inc. (a)	3,073
40	Riverbed Technology, Inc. (a)	1,580

		11,429

	Computers & Peripherals — 0.5%
54	NetApp, Inc. (a)	2,866

	Electronic Equipment, Instruments & Components — 2.9%
97	Amphenol Corp., Class A	5,223
53	Arrow Electronics, Inc. (a)	2,183
244	TE Connectivity Ltd., (Switzerland)	8,973

		16,379

	Internet Software & Services — 0.7%
28	Equinix, Inc. (a)	2,788
13	LinkedIn Corp., Class A (a) (c)	1,144

		3,932

	IT Services — 2.2%
40	Alliance Data Systems Corp. (a) (c)	3,735
114	CGI Group, Inc., (Canada), Class A (a)	2,815
49	FleetCor Technologies, Inc. (a)	1,444
94	Jack Henry & Associates, Inc.	2,821
46	VeriFone Systems, Inc. (a)	2,022

		12,837

	Office Electronics — 0.4%
59	Zebra Technologies Corp., Class A (a)	2,471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 2.4%
52	Analog Devices, Inc.	2,047
70	Avago Technologies Ltd., (Singapore)	2,671
132	Freescale Semiconductor Holdings I Ltd. (a)	2,424
78	Microchip Technology, Inc. (c)	2,961
99	Xilinx, Inc.	3,607

		13,710

	Software — 4.1%
83	Adobe Systems, Inc. (a)	2,601
68	Autodesk, Inc. (a)	2,625
41	Citrix Systems, Inc. (a)	3,264
34	Concur Technologies, Inc. (a)	1,713
58	MICROS Systems, Inc. (a)	2,883
102	Nuance Communications, Inc. (a)	2,186
58	Red Hat, Inc. (a)	2,671
19	Salesforce.com, Inc. (a)	2,875
101	Synopsys, Inc. (a)	2,607

		23,425

	Total Information Technology	87,049

	Materials — 5.4%
	Chemicals — 3.3%
34	Airgas, Inc.	2,374
42	Albemarle Corp.	2,881
40	FMC Corp.	3,441
87	Sherwin-Williams Co. (The)	7,280
43	Sigma-Aldrich Corp.	3,185

		19,161

	Containers & Packaging — 2.1%
115	Ball Corp.	4,415
43	Greif, Inc., Class A	2,809
35	Rock-Tenn Co., Class A	2,322
56	Silgan Holdings, Inc.	2,293

		11,839

	Total Materials	31,000

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.6%
78	CenturyLink, Inc.	3,153

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.3%
65	Telephone & Data Systems, Inc.	1,748

	Total Telecommunication Services	4,901

	Utilities — 5.0%
	Electric Utilities — 1.1%
41	Northeast Utilities	1,439
99	NV Energy, Inc.	1,524
130	Westar Energy, Inc.	3,485

		6,448

	Gas Utilities — 0.9%
65	Oneok, Inc.	4,840

	Multi-Utilities — 3.0%
235	CMS Energy Corp.	4,629
63	NSTAR	2,897
45	Sempra Energy	2,369
112	Wisconsin Energy Corp.	3,505
161	Xcel Energy, Inc.	3,912

		17,312

	Total Utilities	28,600

	Total Common Stocks (Cost $424,602)	552,112

Short-Term Investment — 3.2%
	Investment Company — 3.2%
18,277	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $18,277)	18,277

Investment of Cash Collateral for Securities on Loan — 3.1%
	Investment Company — 3.1%
17,693	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $17,693)	17,693

	Total Investments — 102.8% (Cost $460,572)	588,082
	Liabilities in Excess of Other Assets — (2.8)%	(15,863)

	NET ASSETS — 100.0%	$572,219

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.3%
	Consumer Discretionary — 18.4%
	Auto Components — 1.3%
290	BorgWarner, Inc. (a)	23,397

	Automobiles — 1.7%
569	Harley-Davidson, Inc.	23,320
256	Tesla Motors, Inc. (a) (c)	7,460

		30,780

	Diversified Consumer Services — 1.2%
180	DeVry, Inc.	10,638
238	Sotheby’s	10,366

		21,004

	Hotels, Restaurants & Leisure — 4.1%
340	Cheesecake Factory, Inc. (The) (a)	10,650
268	Gaylord Entertainment Co. (a)	8,049
735	International Game Technology	12,928
678	Marriott International, Inc., Class A	24,077
445	Royal Caribbean Cruises Ltd. (a)	16,746

		72,450

	Household Durables — 0.9%
338	Harman International Industries, Inc.	15,398

	Internet & Catalog Retail — 1.0%
70	NetFlix, Inc. (a)	18,283

	Media — 3.0%
449	Lamar Advertising Co., Class A (a)	12,286
490	Scripps Networks Interactive, Inc., Class A	23,956
8,075	Sirius XM Radio, Inc. (a)	17,684

		53,926

	Specialty Retail — 0.9%
396	Dick’s Sporting Goods, Inc. (a)	15,215

	Textiles, Apparel & Luxury Goods — 4.3%
618	Coach, Inc.	39,521
142	Deckers Outdoor Corp. (a)	12,516
122	Fossil, Inc. (a)	14,385
87	Lululemon Athletica, Inc., (Canada) (a) (c)	9,751

		76,173

	Total Consumer Discretionary	326,626

	Energy — 8.0%
	Energy Equipment & Services — 2.4%
578	Cameron International Corp. (a)	29,071
86	CARBO Ceramics, Inc.	14,046

		43,117

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 5.6%
405	Concho Resources, Inc. (a)	37,190
436	Forest Oil Corp. (a)	11,634
258	Newfield Exploration Co. (a)	17,556
283	Peabody Energy Corp.	16,695
300	Range Resources Corp.	16,661

		99,736

	Total Energy	142,853

	Financials — 8.2%
	Capital Markets — 3.5%
463	Lazard Ltd., (Bermuda), Class A	17,188
743	Och-Ziff Capital Management Group LLC, Class A	10,312
349	T. Rowe Price Group, Inc.	21,056
693	TD AMERITRADE Holding Corp.	13,519

		62,075

	Commercial Banks — 1.5%
271	BOK Financial Corp.	14,815
335	Comerica, Inc.	11,564

		26,379

	Diversified Financial Services — 1.3%
590	Moody’s Corp.	22,642

	Insurance — 1.0%
338	AON Corp.	17,319

	Real Estate Investment Trusts (REITs) — 0.9%
267	Camden Property Trust	16,980

	Total Financials	145,395

	Health Care — 15.5%
	Biotechnology — 1.4%
367	Alexion Pharmaceuticals, Inc. (a)	17,265
205	Dendreon Corp. (a)	8,085

		25,350

	Health Care Equipment & Supplies — 2.0%
339	Sirona Dental Systems, Inc. (a)	17,996
551	Thoratec Corp. (a)	18,067

		36,063

	Health Care Providers & Services — 6.5%
720	Brookdale Senior Living, Inc. (a)	17,470
697	Coventry Health Care, Inc. (a)	25,419
278	DaVita, Inc. (a)	24,056
328	Humana, Inc.	26,411
723	Lincare Holdings, Inc.	21,171

		114,527

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — 0.8%
239	Cerner Corp. (a)	14,623

	Life Sciences Tools & Services — 3.0%
625	Agilent Technologies, Inc. (a)	31,954
386	Bruker Corp. (a)	7,855
183	Illumina, Inc. (a)	13,745

		53,554

	Pharmaceuticals — 1.8%
595	Valeant Pharmaceuticals International, Inc., (Canada) (c)	30,931

	Total Health Care	275,048

	Industrials — 16.2%
	Aerospace & Defense — 1.6%
237	Goodrich Corp.	22,586
61	TransDigm Group, Inc. (a)	5,599

		28,185

	Airlines — 0.8%
1,473	Delta Air Lines, Inc. (a)	13,511

	Commercial Services & Supplies — 1.1%
217	Stericycle, Inc. (a)	19,310

	Electrical Equipment — 2.0%
310	Hubbell, Inc., Class B	20,160
180	Roper Industries, Inc.	14,981

		35,141

	Industrial Conglomerates — 1.4%
514	Carlisle Cos., Inc.	25,324

	Machinery — 4.4%
294	AGCO Corp. (a)	14,512
247	Cummins, Inc.	25,578
194	Parker Hannifin Corp.	17,383
314	Wabtec Corp.	20,644

		78,117

	Professional Services — 0.9%
198	IHS, Inc., Class A (a)	16,517

	Road & Rail — 1.6%
685	Avis Budget Group, Inc. (a)	11,710
366	J.B. Hunt Transport Services, Inc.	17,216

		28,926

	Trading Companies & Distributors — 2.4%
476	Air Lease Corp. (a) (c)	11,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
205	W.W. Grainger, Inc.	31,544

		43,099

	Total Industrials	288,130

	Information Technology — 23.5%
	Communications Equipment — 3.8%
387	Aruba Networks, Inc. (a)	11,442
140	F5 Networks, Inc. (a)	15,413
791	JDS Uniphase Corp. (a)	13,175
284	Polycom, Inc. (a)	18,235
236	Riverbed Technology, Inc. (a)	9,347

		67,612

	Computers & Peripherals — 1.0%
319	NetApp, Inc. (a)	16,810

	Electronic Equipment, Instruments & Components — 2.4%
299	Amphenol Corp., Class A	16,141
739	TE Connectivity Ltd., (Switzerland)	27,162

		43,303

	Internet Software & Services — 1.3%
164	Equinix, Inc. (a)	16,568
77	LinkedIn Corp., Class A (a) (c)	6,946

		23,514

	IT Services — 3.4%
236	Alliance Data Systems Corp. (a) (c)	22,182
678	CGI Group, Inc., (Canada), Class A (a)	16,701
288	FleetCor Technologies, Inc. (a)	8,539
270	VeriFone Systems, Inc. (a)	11,983

		59,405

	Office Electronics — 0.8%
348	Zebra Technologies Corp., Class A (a)	14,663

	Semiconductors & Semiconductor Equipment — 3.9%
416	Avago Technologies Ltd., (Singapore)	15,797
784	Freescale Semiconductor Holdings I Ltd. (a) (c)	14,408
464	Microchip Technology, Inc. (c)	17,583
588	Xilinx, Inc.	21,426

		69,214

	Software — 6.9%
483	Adobe Systems, Inc. (a)	15,187
397	Autodesk, Inc. (a)	15,332
242	Citrix Systems, Inc. (a)	19,352
202	Concur Technologies, Inc. (a)	10,134
345	MICROS Systems, Inc. (a)	17,125

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
604	Nuance Communications, Inc. (a)	12,957
345	Red Hat, Inc. (a)	15,850
114	Salesforce.com, Inc. (a)	16,909

		122,846

	Total Information Technology	417,367

	Materials — 3.5%
	Chemicals — 2.5%
238	FMC Corp.	20,456
287	Sherwin-Williams Co. (The)	24,062

		44,518

	Containers & Packaging — 1.0%
256	Greif, Inc., Class A	16,674

	Total Materials	61,192

SHARES	SECURITY DESCRIPTION	VALUE($)
	Total Common Stocks (Cost $1,228,055)	1,656,611

Short-Term Investment — 2.0%
	Investment Company — 2.0%
36,757	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $36,757)	36,757

Investment of Cash Collateral for Securities on Loan — 4.0%
	Investment Company — 4.0%
70,726	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $70,726)	70,726
	Total Investments — 99.3% (Cost $1,335,538)	1,764,094

	Other Assets in Excess of Liabilities — 0.7%	11,659

	NET ASSETS — 100.0%	$1,775,753

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
536	S&P Mid Cap 400	09/16/11	$52,340	$173

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 19.6%
	Distributors — 1.0%
1,243	Genuine Parts Co.	67,640

	Hotels, Restaurants & Leisure — 3.1%
1,436	Darden Restaurants, Inc.	71,453
1,340	Marriott International, Inc., Class A	47,550
1,205	Royal Caribbean Cruises Ltd. (a)	45,373
832	Yum! Brands, Inc.	45,952

		210,328

	Household Durables — 2.7%
1,827	Fortune Brands, Inc.	116,476
1,245	Jarden Corp.	42,963
381	Mohawk Industries, Inc. (a)	22,846

		182,285

	Internet & Catalog Retail — 0.8%
1,824	Expedia, Inc.	52,891

	Media — 4.9%
2,123	Cablevision Systems Corp., Class A	76,858
2,676	CBS Corp., Class B	76,227
2,170	Clear Channel Outdoor Holdings, Inc., Class A (a)	27,562
1,637	DISH Network Corp., Class A (a)	50,203
3,624	Gannett Co., Inc.	51,897
684	Omnicom Group, Inc.	32,947
39	Washington Post Co. (The), Class B (c)	16,264

		331,958

	Multiline Retail — 0.7%
995	Kohl’s Corp.	49,747

	Specialty Retail — 5.7%
221	AutoZone, Inc. (a)	65,097
1,887	Bed Bath & Beyond, Inc. (a)	110,136
3,798	Gap, Inc. (The)	68,746
709	Tiffany & Co.	55,646
1,608	TJX Cos., Inc.	84,476

		384,101

	Textiles, Apparel & Luxury Goods — 0.7%
716	Phillips-Van Heusen Corp.	46,850

	Total Consumer Discretionary	1,325,800

	Consumer Staples — 6.0%
	Beverages — 1.2%
578	Brown-Forman Corp., Class B	43,170
987	Dr. Pepper Snapple Group, Inc.	41,381

		84,551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.0%
2,935	Safeway, Inc.	68,600

	Food Products — 3.0%
553	Hershey Co. (The)	31,464
1,172	JM Smucker Co. (The)	89,603
909	Ralcorp Holdings, Inc. (a)	78,726

		199,793

	Household Products — 0.8%
721	Energizer Holdings, Inc. (a)	52,155

	Total Consumer Staples	405,099

	Energy — 7.8%
	Oil, Gas & Consumable Fuels — 7.8%
1,119	CVR Energy, Inc. (a)	27,551
1,279	Devon Energy Corp.	100,761
2,318	Energen Corp.	130,950
924	EQT Corp.	48,521
403	Kinder Morgan Management LLC (a)	26,460
967	Newfield Exploration Co. (a)	65,784
1,193	Teekay Corp., (Canada)	36,825
3,092	Williams Cos., Inc. (The)	93,527

	Total Energy	530,379

	Financials — 23.3%
	Capital Markets — 3.5%
1,527	Ameriprise Financial, Inc.	88,095
2,555	Invesco Ltd.	59,790
659	Northern Trust Corp.	30,306
1,005	T. Rowe Price Group, Inc.	60,622

		238,813

	Commercial Banks — 5.8%
618	BancorpSouth, Inc. (c)	7,666
972	BB&T Corp.	26,094
996	City National Corp.	54,038
761	Cullen/Frost Bankers, Inc.	43,274
4,933	Fifth Third Bancorp	62,892
2,897	Huntington Bancshares, Inc.	19,002
1,001	M&T Bank Corp.	88,051
1,981	SunTrust Banks, Inc.	51,119
1,551	Zions Bancorp	37,247

		389,383

	Insurance — 9.6%
1,127	AON Corp.	57,795
1,006	Arch Capital Group Ltd., (Bermuda) (a)	32,121
1,184	Cincinnati Financial Corp. (c)	34,551
3,002	Loews Corp.	126,367

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
4,776	Old Republic International Corp.	56,113
2,143	OneBeacon Insurance Group Ltd., Class A	28,699
1,330	Principal Financial Group, Inc.	40,455
460	Torchmark Corp.	29,485
1,928	Transatlantic Holdings, Inc.	94,491
2,720	W.R. Berkley Corp.	88,227
2,926	XL Group plc, (Ireland)	64,310

		652,614

	Real Estate Investment Trusts (REITs) — 2.6%
1,208	HCP, Inc.	44,314
710	Kimco Realty Corp.	13,237
1,320	Regency Centers Corp.	58,027
649	Vornado Realty Trust	60,506

		176,084

	Real Estate Management & Development — 0.7%
2,470	Brookfield Office Properties, Inc.	47,618

	Thrifts & Mortgage Finance — 1.1%
1,766	Capitol Federal Financial, Inc.	20,762
4,199	People’s United Financial, Inc.	56,440

		77,202

	Total Financials	1,581,714

	Health Care — 6.2%
	Health Care Equipment & Supplies — 1.1%
847	Becton, Dickinson & Co.	72,952

	Health Care Providers & Services — 5.1%
1,424	AmerisourceBergen Corp.	58,937
1,489	Coventry Health Care, Inc. (a)	54,286
1,120	HCA Holdings, Inc. (a)	36,973
869	Humana, Inc.	69,989
3,339	Lincare Holdings, Inc.	97,731
1,215	VCA Antech, Inc. (a)	25,764

		343,680

	Total Health Care	416,632

	Industrials — 9.0%
	Aerospace & Defense — 1.5%
777	Alliant Techsystems, Inc.	55,419
531	L-3 Communications Holdings, Inc.	46,455

		101,874

	Commercial Services & Supplies — 2.1%
4,657	Republic Services, Inc.	143,682

	Electrical Equipment — 3.3%
1,609	AMETEK, Inc.	72,241

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
1,074	Cooper Industries plc	64,084
962	Regal-Beloit Corp.	64,250
284	Roper Industries, Inc.	23,651

		224,226

	Industrial Conglomerates — 1.0%
1,304	Carlisle Cos., Inc.	64,188

	Machinery — 1.1%
1,243	Snap-On, Inc.	77,682

	Total Industrials	611,652

	Information Technology — 5.9%
	Electronic Equipment, Instruments & Components — 3.3%
1,110	Amphenol Corp., Class A	59,945
1,282	Arrow Electronics, Inc. (a)	53,210
2,875	TE Connectivity Ltd., (Switzerland)	105,689

		218,844

	IT Services — 1.0%
2,252	Jack Henry & Associates, Inc.	67,576

	Semiconductors & Semiconductor Equipment — 0.7%
1,259	Analog Devices, Inc.	49,276

	Software — 0.9%
2,427	Synopsys, Inc. (a)	62,406

	Total Information Technology	398,102

	Materials — 7.3%
	Chemicals — 4.1%
811	Airgas, Inc.	56,828
998	Albemarle Corp.	69,083
917	Sherwin-Williams Co. (The)	76,889
1,039	Sigma-Aldrich Corp.	76,271

		279,071

	Containers & Packaging — 3.2%
2,754	Ball Corp.	105,936
838	Rock-Tenn Co., Class A	55,567
1,348	Silgan Holdings, Inc.	55,219

		216,722

	Total Materials	495,793

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.1%
1,869	CenturyLink, Inc.	75,551

	Wireless Telecommunication Services — 0.8%
1,996	Telephone & Data Systems, Inc.	53,746

	Total Telecommunication Services	129,297

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 10.1%
	Electric Utilities — 2.3%
976	Northeast Utilities	34,312
2,388	NV Energy, Inc.	36,663
3,104	Westar Energy, Inc.	83,531

		154,506

	Gas Utilities — 1.7%
1,568	Oneok, Inc.	116,068

	Multi-Utilities — 6.1%
5,643	CMS Energy Corp.	111,101
1,508	NSTAR	69,338
1,077	Sempra Energy	56,945
2,680	Wisconsin Energy Corp.	84,018
3,862	Xcel Energy, Inc.	93,839

		415,241

	Total Utilities	685,815

	Total Common Stocks (Cost $5,013,019)	6,580,283

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.7%
	Investment Company — 2.7%
183,564	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $183,564)	183,564

Investment of Cash Collateral for Securities on Loan — 0.6%
	Investment Company — 0.6%
36,367	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $36,367)	36,367

	Total Investments — 100.4% (Cost $5,232,950)	6,800,214
	Liabilities in Excess of Other Assets — (0.4)%	(24,380)

	NET ASSETS — 100.0%	$6,775,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 104.0% (j)
	Common Stocks — 97.4%
	Consumer Discretionary — 18.7%
	Auto Components — 1.9%
27	Autoliv, Inc., (Sweden)	2,144
14	BorgWarner, Inc. (a)	1,139
80	Cooper Tire & Rubber Co.	1,592
78	Goodyear Tire & Rubber Co. (The) (a)	1,305
38	Tenneco, Inc. (a)	1,680
43	TRW Automotive Holdings Corp. (a)	2,545

		10,405

	Automobiles — 0.6%
128	Ford Motor Co. (a)	1,765
38	Harley-Davidson, Inc.	1,577

		3,342

	Diversified Consumer Services — 2.2%
52	Apollo Group, Inc., Class A (a)	2,263
69	Career Education Corp. (a)	1,463
43	Coinstar, Inc. (a)	2,352
25	ITT Educational Services, Inc. (a)	1,979
32	Regis Corp.	491
100	Service Corp. International	1,167
7	Strayer Education, Inc.	836
17	Weight Watchers International, Inc.	1,295

		11,846

	Hotels, Restaurants & Leisure — 2.4%
96	Brinker International, Inc.	2,342
33	Cracker Barrel Old Country Store, Inc.	1,619
30	Las Vegas Sands Corp. (a)	1,247
24	MGM Resorts International (a)	314
44	Penn National Gaming, Inc. (a)	1,774
26	PF Chang’s China Bistro, Inc.	1,026
32	Vail Resorts, Inc.	1,492
37	Wyndham Worldwide Corp.	1,254
15	Wynn Resorts Ltd.	2,115

		13,183

	Household Durables — 1.5%
61	Garmin Ltd., (Switzerland)	2,007
7	Harman International Industries, Inc.	305
46	Jarden Corp.	1,571
31	Tempur-Pedic International, Inc. (a)	2,088
26	Whirlpool Corp.	2,144

		8,115

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.9%
2	Amazon.com, Inc. (a)	343
75	Expedia, Inc.	2,176
3	NetFlix, Inc. (a)	747
27	Shutterfly, Inc. (a)	1,572

		4,838

	Leisure Equipment & Products — 0.6%
54	Brunswick Corp.	1,092
4	Mattel, Inc.	106
17	Polaris Industries, Inc.	1,930

		3,128

	Media — 2.3%
57	CBS Corp., Class B	1,630
60	DISH Network Corp., Class A (a)	1,833
58	Gannett Co., Inc.	837
24	John Wiley & Sons, Inc., Class A	1,253
40	Liberty Global, Inc., Class A (a)	1,820
24	Liberty Media Corp. - Starz, Class A (a)	1,780
8	McGraw-Hill Cos., Inc. (The)	344
19	Time Warner Cable, Inc.	1,497
49	Virgin Media, Inc.	1,463

		12,457

	Multiline Retail — 0.6%
21	Dollar Tree, Inc. (a)	1,384
72	Macy’s, Inc.	2,096

		3,480

	Specialty Retail — 4.0%
20	Abercrombie & Fitch Co., Class A	1,364
20	Aeropostale, Inc. (a)	356
82	American Eagle Outfitters, Inc.	1,042
35	ANN, Inc. (a)	915
55	Ascena Retail Group, Inc. (a)	1,863
6	AutoZone, Inc. (a)	1,894
14	Bed Bath & Beyond, Inc. (a)	833
36	Buckle, Inc. (The)	1,535
61	Foot Locker, Inc.	1,457
72	GameStop Corp., Class A (a)	1,913
54	Limited Brands, Inc.	2,079
31	Men’s Wearhouse, Inc. (The)	1,044
40	Penske Automotive Group, Inc.	916
171	Pier 1 Imports, Inc. (a)	1,973
83	RadioShack Corp.	1,100
40	Sally Beauty Holdings, Inc. (a)	683
29	Williams-Sonoma, Inc.	1,052

		22,019

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Textiles, Apparel & Luxury Goods — 1.7%
48	CROCS, Inc. (a)	1,243
15	Deckers Outdoor Corp. (a)	1,332
20	Fossil, Inc. (a)	2,325
84	Iconix Brand Group, Inc. (a)	2,022
13	V.F. Corp.	1,397
14	Warnaco Group, Inc. (The) (a)	743

		9,062

	Total Consumer Discretionary	101,875

	Consumer Staples — 5.1%
	Beverages — 1.1%
55	Coca-Cola Enterprises, Inc.	1,592
85	Constellation Brands, Inc., Class A (a)	1,773
50	Dr. Pepper Snapple Group, Inc.	2,097
2	PepsiCo, Inc.	164

		5,626

	Food & Staples Retailing — 0.7%
17	Casey’s General Stores, Inc.	732
33	Kroger Co. (The)	817
65	Safeway, Inc.	1,520
94	SUPERVALU, Inc.	885

		3,954

	Food Products — 1.8%
29	ConAgra Foods, Inc.	750
27	Corn Products International, Inc.	1,485
103	Dean Foods Co. (a)	1,260
35	Fresh Del Monte Produce, Inc.	936
38	Hormel Foods Corp.	1,125
91	Smithfield Foods, Inc. (a)	1,979
120	Tyson Foods, Inc., Class A	2,337

		9,872

	Personal Products — 0.6%
36	Herbalife Ltd., (Cayman Islands)	2,095
32	Nu Skin Enterprises, Inc., Class A	1,195

		3,290

	Tobacco — 0.9%
23	Lorillard, Inc.	2,543
18	Philip Morris International, Inc.	1,191
8	Reynolds American, Inc.	292
28	Universal Corp.	1,051

		5,077

	Total Consumer Staples	27,819

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.7%
	Energy Equipment & Services — 3.0%
71	Complete Production Services, Inc. (a)	2,374
29	Diamond Offshore Drilling, Inc.	2,039
130	Helix Energy Solutions Group, Inc. (a)	2,148
37	Key Energy Services, Inc. (a)	666
102	McDermott International, Inc. (a)	2,019
17	Nabors Industries Ltd., (Bermuda) (a)	426
55	Patterson-UTI Energy, Inc.	1,745
96	RPC, Inc.	2,361
25	Superior Energy Services, Inc. (a)	925
18	Transocean Ltd., (Switzerland)	1,151
6	Unit Corp. (a)	373

		16,227

	Oil, Gas & Consumable Fuels — 4.7%
25	Alpha Natural Resources, Inc. (a)	1,121
40	Arch Coal, Inc.	1,071
20	Chevron Corp.	2,099
24	Concho Resources, Inc. (a)	2,207
98	Denbury Resources, Inc. (a)	1,954
4	Devon Energy Corp.	303
61	Gulfport Energy Corp. (a)	1,798
8	Marathon Oil Corp.	417
28	Newfield Exploration Co. (a)	1,896
14	Occidental Petroleum Corp.	1,451
26	Peabody Energy Corp.	1,506
20	Rosetta Resources, Inc. (a)	1,041
69	Stone Energy Corp. (a)	2,109
55	Swift Energy Co. (a)	2,042
70	Valero Energy Corp.	1,796
75	W&T Offshore, Inc.	1,953
40	Williams Cos., Inc. (The)	1,199

		25,963

	Total Energy	42,190

	Financials — 11.4%
	Capital Markets — 1.6%
5	Affiliated Managers Group, Inc. (a)	464
31	Ameriprise Financial, Inc.	1,811
113	Ares Capital Corp.	1,810
56	Bank of New York Mellon Corp. (The)	1,426
122	Knight Capital Group, Inc., Class A (a)	1,347
34	State Street Corp.	1,551

		8,409

	Commercial Banks — 1.7%
13	Bank of Hawaii Corp.	624
36	FirstMerit Corp.	602

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Banks — Continued
126	KeyCorp	1,053
25	PNC Financial Services Group, Inc.	1,508
8	Popular, Inc. (a)	21
7	Prosperity Bancshares, Inc.	301
27	Signature Bank (a)	1,539
37	TCF Financial Corp.	515
62	U.S. Bancorp	1,572
61	Wells Fargo & Co.	1,722

		9,457

	Consumer Finance — 1.3%
29	Capital One Financial Corp.	1,506
66	Discover Financial Services	1,765
45	Ezcorp, Inc., Class A (a)	1,584
134	SLM Corp.	2,253

		7,108

	Diversified Financial Services — 0.8%
80	Bank of America Corp.	880
48	Citigroup, Inc.	2,015
53	NASDAQ OMX Group, Inc. (The) (a)	1,352

		4,247

	Insurance — 5.3%
31	ACE Ltd., (Switzerland)	2,027
37	Aflac, Inc.	1,722
34	Allied World Assurance Co. Holdings Ltd., (Switzerland)	1,948
45	American Financial Group, Inc.	1,617
56	Assurant, Inc.	2,049
126	Assured Guaranty Ltd., (Bermuda)	2,048
6	Chubb Corp.	379
28	CNA Financial Corp.	814
185	CNO Financial Group, Inc. (a)	1,463
51	Delphi Financial Group, Inc., Class A	1,497
21	Everest Re Group Ltd., (Bermuda)	1,729
72	Hartford Financial Services Group, Inc.	1,886
62	Lincoln National Corp.	1,760
149	MBIA, Inc. (a)	1,296
19	MetLife, Inc.	820
49	Montpelier Re Holdings Ltd., (Bermuda)	890
8	Principal Financial Group, Inc.	250
61	Protective Life Corp.	1,404
23	Prudential Financial, Inc.	1,434
24	Reinsurance Group of America, Inc.	1,445
8	RenaissanceRe Holdings Ltd., (Bermuda)	568

		29,046

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 0.7%
4	AvalonBay Communities, Inc.	532
7	Camden Property Trust	468
26	CBL & Associates Properties, Inc.	473
34	Douglas Emmett, Inc. (m)	681
11	Mid-America Apartment Communities, Inc.	732
3	Simon Property Group, Inc.	324
6	UDR, Inc.	158
7	Vornado Realty Trust	668

		4,036

	Total Financials	62,303

	Health Care — 10.0%
	Biotechnology — 1.2%
66	Amylin Pharmaceuticals, Inc. (a)	876
18	Biogen Idec, Inc. (a)	1,881
11	Human Genome Sciences, Inc. (a)	265
58	Incyte Corp., Ltd. (a)	1,096
16	Onyx Pharmaceuticals, Inc. (a)	573
32	United Therapeutics Corp. (a)	1,767

		6,458

	Health Care Equipment & Supplies — 0.6%
19	CareFusion Corp. (a)	508
20	Cooper Cos., Inc. (The)	1,565
53	Hologic, Inc. (a)	1,064

		3,137

	Health Care Providers & Services — 3.5%
35	AMERIGROUP Corp. (a)	2,437
8	AmerisourceBergen Corp.	317
7	Cardinal Health, Inc.	318
46	CIGNA Corp.	2,349
45	Community Health Systems, Inc. (a)	1,165
42	Coventry Health Care, Inc. (a)	1,542
38	Health Net, Inc. (a)	1,207
51	Healthspring, Inc. (a)	2,357
25	Humana, Inc.	2,053
13	LifePoint Hospitals, Inc. (a)	503
56	Molina Healthcare, Inc. (a)	1,518
28	UnitedHealth Group, Inc.	1,427
30	WellCare Health Plans, Inc. (a)	1,554
6	WellPoint, Inc.	479

		19,226

	Health Care Technology — 0.3%
31	SXC Health Solutions Corp. (a)	1,824

	Life Sciences Tools & Services — 0.3%
24	Bruker Corp. (a)	487

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Life Sciences Tools & Services — Continued
14	Illumina, Inc. (a)	1,026

		1,513

	Pharmaceuticals — 4.1%
38	Abbott Laboratories	2,012
60	Bristol-Myers Squibb Co.	1,734
56	Eli Lilly & Co.	2,107
46	Endo Pharmaceuticals Holdings, Inc. (a)	1,836
63	Forest Laboratories, Inc. (a)	2,459
11	Impax Laboratories, Inc. (a)	246
27	Jazz Pharmaceuticals, Inc. (a)	884
41	Medicis Pharmaceutical Corp., Class A	1,563
42	Merck & Co., Inc.	1,497
92	Pfizer, Inc.	1,888
49	Salix Pharmaceuticals Ltd. (a)	1,949
73	ViroPharma, Inc. (a)	1,346
75	Warner Chilcott plc, (Ireland), Class A	1,808
14	Watson Pharmaceuticals, Inc. (a)	979

		22,308

	Total Health Care	54,466

	Industrials — 12.7%
	Aerospace & Defense — 2.3%
9	Alliant Techsystems, Inc.	618
5	Esterline Technologies Corp. (a)	356
24	General Dynamics Corp.	1,808
24	L-3 Communications Holdings, Inc.	2,125
24	Lockheed Martin Corp.	1,908
32	Northrop Grumman Corp.	2,253
31	Raytheon Co.	1,540
79	Textron, Inc.	1,873
3	Triumph Group, Inc.	252

		12,733

	Air Freight & Logistics — 0.5%
36	Atlas Air Worldwide Holdings, Inc. (a)	2,166
4	United Parcel Service, Inc., Class B	316

		2,482

	Airlines — 0.4%
6	Alaska Air Group, Inc. (a)	422
57	Southwest Airlines Co.	652
123	U.S. Airways Group, Inc. (a)	1,099

		2,173

	Commercial Services & Supplies — 0.4%
20	Brink’s Co. (The)	586
42	Deluxe Corp.	1,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
27	R.R. Donnelley & Sons Co.	529

		2,146

	Construction & Engineering — 1.3%
11	EMCOR Group, Inc. (a)	324
17	Fluor Corp.	1,110
52	KBR, Inc.	1,948
89	MasTec, Inc. (a)	1,754
45	URS Corp. (a)	2,012

		7,148

	Electrical Equipment — 1.2%
16	AMETEK, Inc.	710
15	Belden, Inc.	521
29	General Cable Corp. (a)	1,243
31	Polypore International, Inc. (a)	2,110
35	Thomas & Betts Corp. (a)	1,888

		6,472

	Industrial Conglomerates — 0.4%
118	General Electric Co.	2,220

	Machinery — 3.9%
42	Actuant Corp., Class A	1,130
22	AGCO Corp. (a)	1,092
19	Caterpillar, Inc.	2,056
31	CNH Global N.V., (Netherlands) (a)	1,214
14	Cummins, Inc.	1,462
20	Dover Corp.	1,358
21	Joy Global, Inc.	2,003
27	Kennametal, Inc.	1,120
79	Meritor, Inc. (a)	1,271
11	Middleby Corp. (a)	1,036
34	Navistar International Corp. (a)	1,930
24	Parker Hannifin Corp.	2,168
29	Stanley Black & Decker, Inc.	2,064
24	Timken Co.	1,207
2	Toro Co. (The)	92

		21,203

	Marine — 0.4%
24	Alexander & Baldwin, Inc.	1,160
19	Kirby Corp. (a)	1,083

		2,243

	Road & Rail — 1.2%
39	Con-way, Inc.	1,522
56	CSX Corp.	1,465
17	Hertz Global Holdings, Inc. (a)	263

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Road & Rail — Continued
21	Norfolk Southern Corp.	1,541
39	Old Dominion Freight Line, Inc. (a)	1,467
5	Union Pacific Corp.	566

		6,824

	Trading Companies & Distributors — 0.7%
94	RSC Holdings, Inc. (a)	1,118
36	TAL International Group, Inc.	1,232
62	United Rentals, Inc. (a)	1,563

		3,913

	Total Industrials	69,557

	Information Technology — 18.3%
	Communications Equipment — 2.0%
86	Arris Group, Inc. (a)	994
70	Cisco Systems, Inc.	1,095
33	Harris Corp.	1,488
42	Motorola Solutions, Inc. (a)	1,925
56	Plantronics, Inc.	2,035
52	Research In Motion Ltd., (Canada) (a)	1,489
44	Riverbed Technology, Inc. (a)	1,733

		10,759

	Computers & Peripherals — 0.9%
5	Apple, Inc. (a)	1,798
133	Dell, Inc. (a)	2,212
36	Diebold, Inc.	1,114

		5,124

	Electronic Equipment, Instruments & Components — 2.4%
36	Arrow Electronics, Inc. (a)	1,512
29	Avnet, Inc. (a)	934
15	Coherent, Inc. (a)	842
106	Corning, Inc.	1,918
24	IPG Photonics Corp. (a)	1,766
14	Itron, Inc. (a)	658
229	Power-One, Inc. (a)	1,853
14	Rofin-Sinar Technologies, Inc. (a)	493
17	SYNNEX Corp. (a)	532
26	Universal Display Corp. (a)	915
102	Vishay Intertechnology, Inc. (a)	1,533

		12,956

	Internet Software & Services — 2.1%
35	Ancestry.com, Inc. (a)	1,467
65	eBay, Inc. (a)	2,102
66	IAC/InterActiveCorp. (a)	2,523
15	Sohu.com, Inc., (China) (a)	1,069

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
12	Travelzoo, Inc. (a)	774
88	ValueClick, Inc. (a)	1,462
60	VeriSign, Inc.	2,022

		11,419

	IT Services — 3.5%
6	Accenture plc, (Ireland), Class A	353
26	Alliance Data Systems Corp. (a)	2,439
52	Amdocs Ltd., (United Kingdom) (a)	1,588
64	Broadridge Financial Solutions, Inc.	1,545
33	CACI International, Inc., Class A (a)	2,082
67	Convergys Corp. (a)	912
30	DST Systems, Inc.	1,576
46	Fidelity National Information Services, Inc.	1,427
15	Global Payments, Inc.	784
125	SAIC, Inc. (a)	2,095
45	Unisys Corp. (a)	1,159
39	VeriFone Systems, Inc. (a)	1,716
72	Western Union Co. (The)	1,451

		19,127

	Office Electronics — 0.4%
199	Xerox Corp.	2,072

	Semiconductors & Semiconductor Equipment — 4.4%
242	Amkor Technology, Inc. (a)	1,493
113	Applied Materials, Inc.	1,465
39	Fairchild Semiconductor International, Inc. (a)	659
168	GT Solar International, Inc. (a)	2,729
39	Intel Corp.	870
54	KLA-Tencor Corp.	2,190
40	Lam Research Corp. (a)	1,779
78	Marvell Technology Group Ltd., (Bermuda) (a)	1,148
70	MEMC Electronic Materials, Inc. (a)	601
156	Micron Technology, Inc. (a)	1,168
34	MKS Instruments, Inc.	893
13	National Semiconductor Corp.	308
63	Novellus Systems, Inc. (a)	2,269
59	OmniVision Technologies, Inc. (a)	2,057
100	Teradyne, Inc. (a)	1,487
41	Tessera Technologies, Inc. (a)	704
47	Veeco Instruments, Inc. (a)	2,294

		24,114

	Software — 2.6%
177	Activision Blizzard, Inc.	2,062
25	BMC Software, Inc. (a)	1,360
88	CA, Inc.	2,003

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Software — Continued
196	Cadence Design Systems, Inc. (a)	2,069
47	Fair Isaac Corp.	1,414
84	Microsoft Corp.	2,176
67	Oracle Corp.	2,194
42	Symantec Corp. (a)	819

		14,097

	Total Information Technology	99,668

	Materials — 6.5%
	Chemicals — 2.9%
30	Cabot Corp.	1,205
30	Celanese Corp., Class A	1,607
12	CF Industries Holdings, Inc.	1,715
28	Cytec Industries, Inc.	1,612
12	Eastman Chemical Co.	1,233
94	Ferro Corp. (a)	1,264
23	Kraton Performance Polymers, Inc. (a)	909
32	OM Group, Inc. (a)	1,316
36	Rockwood Holdings, Inc. (a)	1,967
86	Solutia, Inc. (a)	1,964
18	Westlake Chemical Corp.	928

		15,720

	Containers & Packaging — 1.1%
38	Ball Corp.	1,446
40	Crown Holdings, Inc. (a)	1,535
30	Rock-Tenn Co., Class A	1,964
54	Sealed Air Corp.	1,274

		6,219

	Metals & Mining — 2.1%
47	Alcoa, Inc.	744
107	Century Aluminum Co. (a)	1,672
23	Cliffs Natural Resources, Inc.	2,168
44	Freeport-McMoRan Copper & Gold, Inc.	2,310
5	Schnitzer Steel Industries, Inc., Class A	304
93	Steel Dynamics, Inc.	1,513
17	Walter Energy, Inc.	1,920
43	Worthington Industries, Inc.	991

		11,622

	Paper & Forest Products — 0.4%
23	Domtar Corp., (Canada)	2,144

	Total Materials	35,705

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.4%
360	Level 3 Communications, Inc. (a)	878

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
36	Verizon Communications, Inc.	1,339

		2,217

	Wireless Telecommunication Services — 0.5%
82	MetroPCS Communications, Inc. (a)	1,407
260	Sprint Nextel Corp. (a)	1,403

		2,810

	Total Telecommunication Services	5,027

	Utilities — 6.1%
	Electric Utilities — 2.7%
50	American Electric Power Co., Inc.	1,874
80	Duke Energy Corp.	1,516
24	Edison International	919
24	El Paso Electric Co.	767
26	Entergy Corp.	1,764
22	Exelon Corp.	948
105	Pepco Holdings, Inc.	2,068
81	PNM Resources, Inc.	1,357
85	Portland General Electric Co.	2,146
35	Unisource Energy Corp.	1,320

		14,679

	Gas Utilities — 1.2%
39	Atmos Energy Corp.	1,282
117	Questar Corp.	2,067
19	South Jersey Industries, Inc.	1,012
20	Southwest Gas Corp.	776
51	UGI Corp.	1,619

		6,756

	Independent Power Producers & Energy Traders — 0.6%
133	AES Corp. (The) (a)	1,690
63	NRG Energy, Inc. (a)	1,542

		3,232

	Multi-Utilities — 1.5%
70	Ameren Corp.	2,031
106	CMS Energy Corp.	2,084
87	MDU Resources Group, Inc.	1,963
22	NorthWestern Corp.	719
28	Sempra Energy	1,506

		8,303

	Water Utilities — 0.1%
15	American Water Works Co., Inc.	431

	Total Utilities	33,401

	Total Common Stocks (Cost $443,125)	532,011

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Short-Term Investment — 6.6%
	Investment Company — 6.6%
36,094	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $36,094)	36,094

	Total Investments — 104.0% (Cost $479,219)	568,105
	Liabilities in Excess of Other Assets — (4.0)%	(21,658)

	NET ASSETS — 100.0%	$546,447

Short Positions — 97.5%
	Common Stocks — 97.5%
	Consumer Discretionary — 13.1%
	Auto Components — 0.3%
11	Gentex Corp.	336
32	Johnson Controls, Inc.	1,327

		1,663

	Automobiles — 0.1%
27	Thor Industries, Inc.	775

	Diversified Consumer Services — 0.1%
41	H&R Block, Inc.	661

	Hotels, Restaurants & Leisure — 2.7%
24	Bally Technologies, Inc. (a)	981
36	BJ’s Restaurants, Inc. (a)	1,887
20	Carnival Corp.	746
6	Chipotle Mexican Grill, Inc. (a)	1,939
71	Gaylord Entertainment Co. (a)	2,131
38	Hyatt Hotels Corp., Class A (a)	1,571
7	Starbucks Corp.	265
34	Starwood Hotels & Resorts Worldwide, Inc.	1,925
333	Wendy’s/Arby’s Group, Inc., Class A	1,687
35	WMS Industries, Inc. (a)	1,079
6	Yum! Brands, Inc.	329

		14,540

	Household Durables — 1.3%
96	Lennar Corp., Class A	1,742
72	MDC Holdings, Inc.	1,772
266	Pulte Group, Inc. (a)	2,040
79	Toll Brothers, Inc. (a)	1,629

		7,183

	Internet & Catalog Retail — 0.1%
14	HSN, Inc. (a)	477

	Leisure Equipment & Products — 0.5%
692	Eastman Kodak Co. (a)	2,478

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 2.7%
42	Discovery Communications, Inc., Class A (a)	1,735
82	DreamWorks Animation SKG, Inc., Class A (a)	1,656
57	Lamar Advertising Co., Class A (a)	1,547
168	Live Nation Entertainment, Inc. (a)	1,924
261	New York Times Co. (The), Class A (a)	2,279
89	Regal Entertainment Group, Class A	1,095
30	Scripps Networks Interactive, Inc., Class A	1,487
56	Thomson Reuters Corp.	2,095
22	Walt Disney Co. (The)	865

		14,683

	Multiline Retail — 0.3%
37	J.C. Penney Co., Inc.	1,292
12	Kohl’s Corp.	591

		1,883

	Specialty Retail — 2.5%
81	Cabela’s, Inc. (a)	2,203
76	CarMax, Inc. (a)	2,514
115	Collective Brands, Inc. (a)	1,693
7	Home Depot, Inc.	253
579	Office Depot, Inc. (a)	2,443
13	OfficeMax, Inc. (a)	105
136	Staples, Inc.	2,141
4	Tiffany & Co.	338
6	Tractor Supply Co.	387
58	Urban Outfitters, Inc. (a)	1,632

		13,709

	Textiles, Apparel & Luxury Goods — 2.5%
60	Carter’s, Inc. (a)	1,845
26	Columbia Sportswear Co.	1,644
75	Hanesbrands, Inc. (a)	2,134
146	Jones Group, Inc. (The)	1,585
13	NIKE, Inc., Class B	1,189
27	Steven Madden Ltd. (a)	995
33	Under Armour, Inc., Class A (a)	2,518
35	Wolverine World Wide, Inc.	1,459

		13,369

	Total Consumer Discretionary	71,421

	Consumer Staples — 4.8%
	Beverages — 0.2%
5	Brown-Forman Corp., Class B	337
10	Coca-Cola Co. (The)	666

		1,003

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Food & Staples Retailing — 0.8%
36	BJ’s Wholesale Club, Inc. (a)	1,803
40	United Natural Foods, Inc. (a)	1,717
12	Whole Foods Market, Inc.	731

		4,251

	Food Products — 3.2%
23	Bunge Ltd.	1,556
29	Campbell Soup Co.	997
25	Darling International, Inc. (a)	440
14	Diamond Foods, Inc.	1,061
75	Flowers Foods, Inc.	1,652
30	Green Mountain Coffee Roasters, Inc. (a)	2,659
32	Kellogg Co.	1,774
65	Kraft Foods, Inc., Class A	2,287
31	McCormick & Co., Inc. (Non-Voting)	1,532
35	Mead Johnson Nutrition Co.	2,334
10	Sanderson Farms, Inc.	473
15	TreeHouse Foods, Inc. (a)	798

		17,563

	Household Products — 0.3%
47	Church & Dwight Co., Inc.	1,901

	Personal Products — 0.3%
16	Estee Lauder Cos., Inc. (The), Class A	1,701

	Total Consumer Staples	26,419

	Energy — 10.6%
	Energy Equipment & Services — 2.5%
17	Cameron International Corp. (a)	848
11	Dresser-Rand Group, Inc. (a)	588
23	Dril-Quip, Inc. (a)	1,551
84	Exterran Holdings, Inc. (a)	1,661
28	FMC Technologies, Inc. (a)	1,257
35	Global Industries Ltd. (a)	192
11	Lufkin Industries, Inc.	931
52	Noble Corp., (Switzerland)	2,056
23	Rowan Cos., Inc. (a)	907
16	Schlumberger Ltd.	1,351
39	Tidewater, Inc.	2,105

		13,447

	Oil, Gas & Consumable Fuels — 8.1%
75	Brigham Exploration Co. (a)	2,253
10	Cabot Oil & Gas Corp.	630
9	Carrizo Oil & Gas, Inc. (a)	374
23	Chesapeake Energy Corp.	688

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
17	Cimarex Energy Co.	1,525
87	Cobalt International Energy, Inc. (a)	1,186
75	Comstock Resources, Inc. (a)	2,151
38	Consol Energy, Inc.	1,831
105	El Paso Corp.	2,125
12	EOG Resources, Inc.	1,279
44	EQT Corp.	2,302
105	Frontline Ltd., (Bermuda)	1,551
17	Hess Corp.	1,248
332	Kodiak Oil & Gas Corp. (a)	1,918
124	McMoRan Exploration Co. (a)	2,295
59	Nordic American Tanker Shipping Ltd., (Bermuda)	1,340
48	Northern Oil & Gas, Inc. (a)	1,070
54	Overseas Shipholding Group, Inc.	1,443
65	Patriot Coal Corp. (a)	1,450
46	Petroleum Development Corp. (a)	1,372
26	QEP Resources, Inc.	1,092
88	Quicksilver Resources, Inc. (a)	1,299
6	Range Resources Corp.	329
197	SandRidge Energy, Inc. (a)	2,104
40	Southwestern Energy Co. (a)	1,722
91	Spectra Energy Corp.	2,492
39	Sunoco, Inc.	1,631
44	Teekay Corp., (Canada)	1,347
62	World Fuel Services Corp.	2,211

		44,258

	Total Energy	57,705

	Financials — 12.5%
	Capital Markets — 2.5%
100	Charles Schwab Corp. (The)	1,646
149	E*Trade Financial Corp. (a)	2,050
26	Greenhill & Co., Inc.	1,405
66	Legg Mason, Inc.	2,176
269	MF Global Holdings Ltd. (a)	2,085
21	Morgan Stanley	484
75	SEI Investments Co.	1,685
14	T. Rowe Price Group, Inc.	852
50	TD AMERITRADE Holding Corp.	977

		13,360

	Commercial Banks — 4.5%
69	Associated Banc-Corp.	958
130	BancorpSouth, Inc.	1,612
348	CapitalSource, Inc.	2,246
44	CIT Group, Inc. (a)	1,927

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Banks — Continued
46	Comerica, Inc.	1,586
97	Fifth Third Bancorp	1,239
186	First Horizon National Corp.	1,773
43	Hancock Holding Co.	1,334
30	Iberiabank Corp.	1,729
262	Regions Financial Corp.	1,623
81	SunTrust Banks, Inc.	2,080
958	Synovus Financial Corp.	1,994
145	Umpqua Holdings Corp.	1,673
21	Wintrust Financial Corp.	662
88	Zions Bancorp	2,123

		24,559

	Diversified Financial Services — 0.8%
6	CME Group, Inc.	1,692
11	IntercontinentalExchange, Inc. (a)	1,423
38	MSCI, Inc., Class A (a)	1,449

		4,564

	Insurance — 2.6%
54	Allstate Corp. (The)	1,652
6	AON Corp.	298
71	Cincinnati Financial Corp.	2,086
33	First American Financial Corp.	519
198	Genworth Financial, Inc., Class A (a)	2,032
40	Hanover Insurance Group, Inc. (The)	1,502
3	Markel Corp. (a)	1,361
32	Marsh & McLennan Cos., Inc.	1,007
40	Mercury General Corp.	1,578
176	Old Republic International Corp.	2,067

		14,102

	Real Estate Investment Trusts (REITs) — 0.9%
24	Apartment Investment & Management Co., Class A	604
14	BRE Properties, Inc.	697
24	Corporate Office Properties Trust	741
8	Federal Realty Investment Trust	658
14	Kilroy Realty Corp.	572
80	Weyerhaeuser Co.	1,739

		5,011

	Thrifts & Mortgage Finance — 1.2%
121	Capitol Federal Financial, Inc.	1,421
178	Hudson City Bancorp, Inc.	1,460
130	MGIC Investment Corp. (a)	775
80	Northwest Bancshares, Inc.	1,005

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
138	People’s United Financial, Inc.	1,850

		6,511

	Total Financials	68,107

	Health Care — 11.0%
	Biotechnology — 1.2%
45	Alkermes, Inc. (a)	829
22	Celgene Corp. (a)	1,320
25	Cepheid, Inc. (a)	853
42	Myriad Genetics, Inc. (a)	963
23	Pharmasset, Inc. (a)	2,596

		6,561

	Health Care Equipment & Supplies — 3.7%
148	Boston Scientific Corp. (a)	1,022
43	DENTSPLY International, Inc.	1,651
6	Edwards Lifesciences Corp. (a)	547
4	Gen-Probe, Inc. (a)	309
13	Haemonetics Corp. (a)	835
21	HeartWare International, Inc. (a)	1,569
21	IDEXX Laboratories, Inc. (a)	1,606
3	Intuitive Surgical, Inc. (a)	1,090
39	Masimo Corp.	1,152
39	Medtronic, Inc.	1,512
62	NuVasive, Inc. (a)	2,047
68	NxStage Medical, Inc. (a)	1,424
31	ResMed, Inc. (a)	961
41	Thoratec Corp. (a)	1,333
52	Volcano Corp. (a)	1,669
36	West Pharmaceutical Services, Inc.	1,561

		20,288

	Health Care Providers & Services — 2.8%
87	Brookdale Senior Living, Inc. (a)	2,116
13	Chemed Corp.	878
81	Healthsouth Corp. (a)	2,120
29	Henry Schein, Inc. (a)	2,061
3	HMS Holdings Corp. (a)	246
16	Mednax, Inc. (a)	1,190
36	Owens & Minor, Inc.	1,239
30	Patterson Cos., Inc.	974
35	PSS World Medical, Inc. (a)	991
37	Universal Health Services, Inc., Class B	1,902
73	VCA Antech, Inc. (a)	1,554

		15,271

	Health Care Technology — 0.6%
28	Cerner Corp. (a)	1,709

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Health Care Technology — Continued
14	Quality Systems, Inc.	1,229

		2,938

	Life Sciences Tools & Services — 1.3%
25	Agilent Technologies, Inc. (a)	1,269
5	Mettler-Toledo International, Inc. (a)	784
76	Parexel International Corp. (a)	1,785
55	Pharmaceutical Product Development, Inc.	1,480
27	Thermo Fisher Scientific, Inc. (a)	1,741

		7,059

	Pharmaceuticals — 1.4%
76	Auxilium Pharmaceuticals, Inc. (a)	1,493
34	Hospira, Inc. (a)	1,922
70	Mylan, Inc. (a)	1,722
169	Nektar Therapeutics (a)	1,232
16	Perrigo Co.	1,373

		7,742

	Total Health Care	59,859

	Industrials — 14.0%
	Aerospace & Defense — 1.4%
21	Boeing Co. (The)	1,560
66	DigitalGlobe, Inc. (a)	1,671
10	Goodrich Corp.	984
16	Hexcel Corp. (a)	353
14	Rockwell Collins, Inc.	869
100	Spirit Aerosystems Holdings, Inc., Class A (a)	2,192

		7,629

	Air Freight & Logistics — 0.8%
23	C.H. Robinson Worldwide, Inc.	1,846
30	Hub Group, Inc., Class A (a)	1,131
67	UTi Worldwide, Inc., (United Kingdom)	1,320

		4,297

	Airlines — 0.2%
218	AMR Corp. (a)	1,175

	Building Products — 1.3%
30	Lennox International, Inc.	1,292
118	Masco Corp.	1,414
58	Owens Corning (a)	2,181
159	USG Corp. (a)	2,286

		7,173

	Commercial Services & Supplies — 1.4%
52	Cintas Corp.	1,701
16	Clean Harbors, Inc. (a)	1,681
67	GEO Group, Inc. (The) (a)	1,546
10	HNI Corp.	262

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
23	Republic Services, Inc.	699
49	Waste Connections, Inc.	1,564

		7,453

	Construction & Engineering — 1.2%
12	Foster Wheeler AG, (Switzerland) (a)	363
52	Jacobs Engineering Group, Inc. (a)	2,230
111	Quanta Services, Inc. (a)	2,241
62	Shaw Group, Inc. (The) (a)	1,874

		6,708

	Electrical Equipment — 1.6%
32	Acuity Brands, Inc.	1,773
21	American Superconductor Corp. (a)	192
73	Babcock & Wilcox Co. (The) (a)	2,026
5	Cooper Industries plc	312
3	Emerson Electric Co.	149
79	GrafTech International Ltd. (a)	1,595
16	Regal-Beloit Corp.	1,077
50	Woodward, Inc.	1,730

		8,854

	Industrial Conglomerates — 0.4%
9	3M Co.	849
31	Carlisle Cos., Inc.	1,537

		2,386

	Machinery — 3.5%
34	Chart Industries, Inc. (a)	1,822
13	Danaher Corp.	673
19	Flowserve Corp.	2,082
67	Harsco Corp.	2,182
30	Kaydon Corp.	1,132
65	Oshkosh Corp. (a)	1,895
51	Robbins & Myers, Inc.	2,694
16	SPX Corp.	1,314
81	Terex Corp. (a)	2,291
67	Trinity Industries, Inc.	2,329
3	Valmont Industries, Inc.	317
5	Wabtec Corp.	321

		19,052

	Professional Services — 1.3%
20	Dun & Bradstreet Corp.	1,547
23	FTI Consulting, Inc. (a)	883
20	IHS, Inc., Class A (a)	1,629
5	Manpower, Inc.	276
60	Robert Half International, Inc.	1,619
33	Verisk Analytics, Inc., Class A (a)	1,125

		7,079

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Road & Rail — 0.2%
20	Avis Budget Group, Inc. (a)	334
52	Knight Transportation, Inc.	878

		1,212

	Trading Companies & Distributors — 0.7%
60	Fastenal Co.	2,150
22	MSC Industrial Direct Co., Class A	1,477

		3,627

	Total Industrials	76,645

	Information Technology — 16.1%
	Communications Equipment — 1.2%
28	Acme Packet, Inc. (a)	1,938
76	Ciena Corp. (a)	1,395
42	Motorola Mobility Holdings, Inc. (a)	919
133	Tellabs, Inc.	612
40	ViaSat, Inc. (a)	1,731

		6,595

	Computers & Peripherals — 1.4%
37	EMC Corp. (a)	1,013
59	Hewlett-Packard Co.	2,142
36	SanDisk Corp. (a)	1,503
91	Seagate Technology plc, (Ireland)	1,469
32	Western Digital Corp. (a)	1,176

		7,303

	Electronic Equipment, Instruments & Components — 3.1%
32	Amphenol Corp., Class A	1,711
47	Cognex Corp.	1,659
44	Dolby Laboratories, Inc., Class A (a)	1,885
61	FLIR Systems, Inc.	2,054
119	Ingram Micro, Inc., Class A (a)	2,157
68	Molex, Inc.	1,751
17	National Instruments Corp.	518
46	Plexus Corp. (a)	1,614
52	Trimble Navigation Ltd. (a)	2,045
108	TTM Technologies, Inc. (a)	1,728

		17,122

	Internet Software & Services — 1.8%
62	Akamai Technologies, Inc. (a)	1,948
31	Digital River, Inc. (a)	1,007
22	Equinix, Inc. (a)	2,235
1	Google, Inc., Class A (a)	258
40	LogMeIn, Inc. (a)	1,525
63	Monster Worldwide, Inc. (a)	916
5	VistaPrint N.V., (Netherlands) (a)	242

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
125	Yahoo!, Inc. (a)	1,874

		10,005

	IT Services — 2.1%
17	Automatic Data Processing, Inc.	897
90	CoreLogic, Inc. (a)	1,497
2	International Business Machines Corp.	328
51	Jack Henry & Associates, Inc.	1,533
42	NeuStar, Inc., Class A (a)	1,108
42	Paychex, Inc.	1,296
28	Sapient Corp. (a)	424
12	Syntel, Inc.	694
34	Teradata Corp. (a)	2,066
32	Wright Express Corp. (a)	1,663

		11,506

	Semiconductors & Semiconductor Equipment — 3.0%
269	Advanced Micro Devices, Inc. (a)	1,883
63	Atmel Corp. (a)	889
9	Broadcom Corp., Class A (a)	313
35	Cavium, Inc. (a)	1,505
41	Cirrus Logic, Inc. (a)	652
54	Cree, Inc. (a)	1,810
96	Cypress Semiconductor Corp. (a)	2,028
10	Diodes, Inc. (a)	252
21	Hittite Microwave Corp. (a)	1,277
2	PMC-Sierra, Inc. (a)	15
37	Power Integrations, Inc.	1,428
26	Silicon Laboratories, Inc. (a)	1,054
29	Skyworks Solutions, Inc. (a)	673
143	TriQuint Semiconductor, Inc. (a)	1,456
27	Xilinx, Inc.	986

		16,221

	Software — 3.5%
34	ANSYS, Inc. (a)	1,869
95	AsiaInfo-Linkage, Inc., (China) (a)	1,572
13	CommVault Systems, Inc. (a)	595
33	Electronic Arts, Inc. (a)	784
14	Fortinet, Inc. (a)	374
7	JDA Software Group, Inc. (a)	226
48	NetSuite, Inc. (a)	1,885
66	Parametric Technology Corp. (a)	1,520
34	Pegasystems, Inc.	1,567
33	Red Hat, Inc. (a)	1,529
6	Rovi Corp. (a)	340
5	Salesforce.com, Inc. (a)	758

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Software — Continued
87	SolarWinds, Inc. (a)	2,268
6	Solera Holdings, Inc.	330
20	Synchronoss Technologies, Inc. (a)	634
45	Taleo Corp., Class A (a)	1,658
12	Ultimate Software Group, Inc. (a)	647
5	VMware, Inc., Class A (a)	477

		19,033

	Total Information Technology	87,785

	Materials — 8.0%
	Chemicals — 3.8%
11	Air Products & Chemicals, Inc.	1,011
28	Airgas, Inc.	1,927
24	Albemarle Corp.	1,657
22	Ashland, Inc.	1,417
12	Dow Chemical Co. (The)	426
35	Ecolab, Inc.	1,962
20	FMC Corp.	1,759
35	H.B. Fuller Co.	846
58	Huntsman Corp.	1,100
30	International Flavors & Fragrances, Inc.	1,902
50	Intrepid Potash, Inc. (a)	1,626
4	Monsanto Co.	317
20	Mosaic Co. (The)	1,349
17	Praxair, Inc.	1,887
35	RPM International, Inc.	817
10	Sigma-Aldrich Corp.	734

		20,737

	Construction Materials — 1.2%
58	Eagle Materials, Inc.	1,621
17	Martin Marietta Materials, Inc.	1,355
41	Texas Industries, Inc.	1,714
55	Vulcan Materials Co.	2,132

		6,822

	Containers & Packaging — 0.8%
23	Aptargroup, Inc.	1,200
22	Owens-Illinois, Inc. (a)	562
51	Packaging Corp. of America	1,432
34	Silgan Holdings, Inc.	1,393

		4,587

	Metals & Mining — 2.2%
140	AK Steel Holding Corp.	2,202
60	Allied Nevada Gold Corp. (a)	2,137
42	Carpenter Technology Corp.	2,448

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
11	Compass Minerals International, Inc.	923
24	Royal Gold, Inc.	1,417
65	Titanium Metals Corp.	1,199
33	United States Steel Corp.	1,508

		11,834

	Total Materials	43,980

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.0%
12	AboveNet, Inc.	879
14	CenturyLink, Inc.	583
257	Frontier Communications Corp.	2,075
90	tw telecom, inc. (a)	1,839

		5,376

	Wireless Telecommunication Services — 0.6%
41	American Tower Corp., Class A (a)	2,170
32	NII Holdings, Inc. (a)	1,343

		3,513

	Total Telecommunication Services	8,889

	Utilities — 5.8%
	Electric Utilities — 2.4%
50	Cleco Corp.	1,757
36	FirstEnergy Corp.	1,597
16	Great Plains Energy, Inc.	336
17	Hawaiian Electric Industries, Inc.	419
10	IDACORP, Inc.	378
37	NextEra Energy, Inc.	2,129
44	Northeast Utilities	1,554
75	PPL Corp.	2,074
29	Southern Co.	1,182
45	UIL Holdings Corp.	1,442
12	Westar Energy, Inc.	320

		13,188

	Gas Utilities — 0.9%
26	National Fuel Gas Co.	1,872
15	New Jersey Resources Corp.	678
9	Nicor, Inc.	496
27	Northwest Natural Gas Co.	1,207
26	Piedmont Natural Gas Co., Inc.	779

		5,032

	Independent Power Producers & Energy Traders — 0.8%
137	Calpine Corp. (a)	2,206
540	GenOn Energy, Inc. (a)	2,086

		4,292

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Multi-Utilities — 1.5%
52	Black Hills Corp.	1,560
73	CenterPoint Energy, Inc.	1,416
7	Consolidated Edison, Inc.	374
7	DTE Energy Co.	334
42	OGE Energy Corp.	2,119
71	TECO Energy, Inc.	1,341
31	Vectren Corp.	856
13	Xcel Energy, Inc.	313

		8,313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.2%
48	Aqua America, Inc.	1,061

	Total Utilities	31,886

	Total Short Positions (Proceeds $521,840)	532,696

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 15.0%
	Distributors — 1.0%
167	Genuine Parts Co.	9,090

	Hotels, Restaurants & Leisure — 0.9%
66	McDonald’s Corp.	5,599
212	Monarch Casino & Resort, Inc. (a)	2,208

		7,807

	Household Durables — 1.3%
194	Fortune Brands, Inc.	12,397

	Internet & Catalog Retail — 0.8%
266	Expedia, Inc.	7,706

	Media — 3.7%
247	AH Belo Corp., Class A	1,839
382	Belo Corp., Class A (a)	2,878
119	Cablevision Systems Corp., Class A	4,298
220	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,790
340	Entercom Communications Corp., Class A (a)	2,950
406	Gannett Co., Inc.	5,811
551	LIN TV Corp., Class A (a)	2,684
61	Time Warner Cable, Inc.	4,729
81	Time Warner, Inc.	2,931
7	Washington Post Co. (The), Class B	2,933

		33,843

	Multiline Retail — 2.1%
140	Kohl’s Corp.	7,016
171	Sears Holdings Corp. (a)	12,181

		19,197

	Specialty Retail — 5.2%
33	AutoZone, Inc. (a)	9,848
227	Bed Bath & Beyond, Inc. (a)	13,238
510	Gap, Inc. (The)	9,231
222	Home Depot, Inc.	8,052
144	TJX Cos., Inc.	7,564

		47,933

	Total Consumer Discretionary	137,973

	Consumer Staples — 6.2%
	Beverages — 0.8%
96	Diageo plc, (United Kingdom), ADR	7,818

	Food & Staples Retailing — 2.2%
314	Walgreen Co.	13,333
132	Wal-Mart Stores, Inc.	6,993

		20,326

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 1.4%
167		JM Smucker Co. (The)	12,750

		Household Products — 1.8%
254		Procter & Gamble Co. (The)	16,115

		Total Consumer Staples	57,009

		Energy — 11.3%
		Oil, Gas & Consumable Fuels — 11.3%
333		Devon Energy Corp.	26,252
314		El Paso Corp.	6,333
229		Energen Corp.	12,910
126		Energy Transfer Equity LP	5,674
283		Exxon Mobil Corp.	23,006
257		NuStar GP Holdings LLC	9,237
532		Teekay Corp., (Canada)	16,431
135		Williams Cos., Inc. (The)	4,075

		Total Energy	103,918

		Financials — 30.7%
		Capital Markets — 3.5%
171		Ameriprise Financial, Inc.	9,834
343		Charles Schwab Corp. (The)	5,636
39		Goldman Sachs Group, Inc. (The)	5,204
285		Invesco Ltd.	6,669
123		W.P. Carey & Co. LLC	4,974

			32,317

		Commercial Banks — 6.6%
104		M&T Bank Corp.	9,103
238		SunTrust Banks, Inc.	6,143
438		U.S. Bancorp	11,171
1,232		Wells Fargo & Co.	34,570

			60,987

		Consumer Finance — 1.1%
195		Capital One Financial Corp.	10,071

		Diversified Financial Services — 1.3%
293		Citigroup, Inc.	12,215

		Insurance — 12.0%
105		American International Group, Inc. (a)	3,067
119		AON Corp.	6,125
—	(h)	Berkshire Hathaway, Inc., Class A (a)	7,663
61		Cincinnati Financial Corp.	1,792
280		Fortegra Financial Corp. (a)	2,192
450		Genworth Financial, Inc., Class A (a)	4,625
696		Loews Corp.	29,282
185		MetLife, Inc.	8,103

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
283	Old Republic International Corp.	3,325
166	OneBeacon Insurance Group Ltd., Class A	2,225
114	ProAssurance Corp. (a)	8,001
154	Prudential Financial, Inc.	9,761
249	Transatlantic Holdings, Inc.	12,194
354	W.R. Berkley Corp.	11,490

		109,845

	Real Estate Investment Trusts (REITs) — 4.3%
208	Agree Realty Corp.	4,640
439	Annaly Capital Management, Inc.	7,923
544	Cousins Properties, Inc.	4,645
545	CreXus Investment Corp.	6,058
412	Excel Trust, Inc.	4,544
164	Getty Realty Corp.	4,128
79	National Health Investors, Inc.	3,489
81	Regency Centers Corp.	3,562

		38,989

	Real Estate Management & Development — 1.0%
287	Brookfield Asset Management, Inc., (Canada), Class A	9,503

	Thrifts & Mortgage Finance — 0.9%
138	Capitol Federal Financial, Inc.	1,626
476	People’s United Financial, Inc.	6,403

		8,029

	Total Financials	281,956

	Health Care — 10.6%
	Health Care Equipment & Supplies — 0.5%
53	Becton, Dickinson & Co.	4,567

	Health Care Providers & Services — 3.7%
242	AmerisourceBergen Corp.	10,031
60	Humana, Inc.	4,792
291	Lincare Holdings, Inc.	8,528
211	National Healthcare Corp.	10,460

		33,811

	Pharmaceuticals — 6.4%
324	Bristol-Myers Squibb Co.	9,389
312	Johnson & Johnson	20,721
394	Merck & Co., Inc.	13,897
711	Pfizer, Inc.	14,651

		58,658

	Total Health Care	97,036

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 3.9%
	Commercial Services & Supplies — 0.6%
170	Republic Services, Inc.	5,248

	Industrial Conglomerates — 1.2%
226	Carlisle Cos., Inc.	11,101

	Machinery — 1.2%
200	Illinois Tool Works, Inc.	11,304

	Professional Services — 0.5%
143	Equifax, Inc.	4,968

	Trading Companies & Distributors — 0.4%
90	GATX Corp.	3,322

	Total Industrials	35,943

	Information Technology — 2.7%
	Communications Equipment — 0.5%
79	QUALCOMM, Inc.	4,492

	Electronic Equipment, Instruments & Components — 1.0%
245	TE Connectivity Ltd., (Switzerland)	9,010

	Software — 1.2%
417	Microsoft Corp.	10,850

	Total Information Technology	24,352

	Materials — 3.5%
	Chemicals — 1.7%
137	Albemarle Corp.	9,460
77	Sherwin-Williams Co. (The)	6,449

		15,909

	Construction Materials — 0.3%
33	Martin Marietta Materials, Inc.	2,599

	Containers & Packaging — 0.9%
129	Rock-Tenn Co., Class A	8,525

	Paper & Forest Products — 0.6%
159	MeadWestvaco Corp.	5,283

	Total Materials	32,316

	Telecommunication Services — 4.8%
	Diversified Telecommunication Services — 3.7%
773	AT&T, Inc.	24,267
232	CenturyLink, Inc.	9,384

		33,651

	Wireless Telecommunication Services — 1.1%
183	Telephone & Data Systems, Inc.	4,916
213	Vodafone Group plc, (United Kingdom), ADR	5,702

		10,618

	Total Telecommunication Services	44,269

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 7.4%
	Electric Utilities — 3.8%
159	NextEra Energy, Inc.	9,125
158	Northeast Utilities	5,557
156	Progress Energy, Inc.	7,504
317	Southern Co.	12,800

		34,986

	Gas Utilities — 1.9%
237	Oneok, Inc.	17,503

	Multi-Utilities — 1.7%
160	PG&E Corp.	6,717
171	Sempra Energy	9,037

		15,754

	Total Utilities	68,243

	Total Common Stocks (Cost $741,286)	883,015

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Company — 1.0%
503	Cohen & Steers Infrastructure Fund, Inc. (Cost $7,825)	8,946

Short-Term Investment — 3.5%
	Investment Company — 3.5%
32,245	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $32,245)	32,245

	Total Investments — 100.6% (Cost $781,356)	924,206
	Liabilities in Excess of Other Assets — (0.6)%	(5,365)

	NET ASSETS — 100.0%	$918,841

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,210,710	$88,184		$552,112		$1,656,611
Investments in affiliates, at value	45,337	3,576		35,970		107,483

Total investment securities, at value	1,256,047	91,760		588,082		1,764,094
Cash	2	—		—		—
Deposits at broker for futures contracts	—	—		—		1,620
Receivables:
Investment securities sold	10,609	—		1,855		85,852
Fund shares sold	1,413	6,625		1,936		2,429
Interest and dividends	525	46		466		858
Securities lending income	39	—		12		78
Variation margin on futures contracts	—	—		—		173
Due from Advisor	—	20		—		—
Due from Administrator	—	—	(a)	—		—

Total Assets	1,268,635	98,451		592,351		1,855,104

LIABILITIES:
Payables:
Due to custodian	—	—		—		35
Dividends	—	—		386		—
Investment securities purchased	4,595	6,520		1,204		2,010
Collateral for securities lending program	39,434	—		17,693		70,726
Fund shares redeemed	7,294	21		391		4,424
Accrued liabilities:
Investment advisory fees	619	—		174		911
Administration fees	83	—		1		115
Shareholder servicing fees	199	16		—	(a)	246
Distribution fees	50	—	(a)	1		167
Custodian and accounting fees	31	24		19		28
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	2		6
Other	173	88		261		683

Total Liabilities	52,479	6,669		20,132		79,351

Net Assets	$1,216,156	$91,782		$572,219		$1,775,753

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$1,027,123	$91,262	$466,429	$1,325,089
Accumulated undistributed (distributions in excess of) net investment income	(37)	44	(220)	(122)
Accumulated net realized gains (losses)	(54,390)	78	(21,500)	22,057
Net unrealized appreciation (depreciation)	243,460	398	127,510	428,729

Total Net Assets	$1,216,156	$91,782	$572,219	$1,775,753

Net Assets:
Class A	$176,492	$276	$2,918	$696,334
Class B	3,157	—	—	18,648
Class C	20,676	99	447	29,187
Class R2	—	57	—	121
Class R5	179,677	57	—	—
Class R6	—	53	—	—
Select Class	836,154	91,240	568,854	1,031,463

Total	$1,216,156	$91,782	$572,219	$1,775,753

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	19,026	16	93	29,882
Class B	367	—	—	1,020
Class C	2,400	6	14	1,398
Class R2	—	3	—	5
Class R5	19,031	3	—	—
Class R6	—	3	—	—
Select Class	89,009	5,300	18,140	41,304

Net Asset Value:
Class A — Redemption price per share	$9.28	$17.19	$31.29	$23.30
Class B — Offering price per share (b)	8.61	—	—	18.29
Class C — Offering price per share (b)	8.61	17.15	31.16	20.88
Class R2 — Offering and redemption price per share	—	17.17	—	24.73
Class R5 — Offering and redemption price per share	9.44	17.23	—	—
Class R6 — Offering and redemption price per share	—	17.24	—	—
Select Class — Offering and redemption price per share	9.39	17.22	31.36	24.97
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.79	$18.14	$33.02	$24.59

Cost of investments in non-affiliates	$967,250	$87,786	$424,602	$1,228,055
Cost of investments in affiliates	45,337	3,576	35,970	107,483
Value of securities on loan	38,658	—	17,421	70,219

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$6,580,283	$532,011	$891,961
Investments in affiliates, at value	219,931	36,094	32,245

Total investment securities, at value	6,800,214	568,105	924,206
Cash	1	—	—
Deposits at broker for securities sold short	—	569,315	—
Receivables:
Investment securities sold	26,539	43,165	—
Fund shares sold	18,101	8,215	1,946
Interest and dividends	7,985	419	1,783
Securities lending income	22	—	—

Total Assets	6,852,862	1,189,219	927,935

LIABILITIES:
Payables:
Due to custodian	—	3,975	—
Securities sold short, at value	—	532,696	—
Dividends for securities sold short	—	429	—
Investment securities purchased	21,524	43,430	—
Interest expense for securities sold short	—	88	—
Collateral for securities lending program	36,367	—	—
Fund shares redeemed	12,852	61,382	8,410
Accrued liabilities:
Investment advisory fees	2,853	515	363
Administration fees	28	34	—	(a)
Shareholder servicing fees	777	5	128
Distribution fees	691	35	128
Custodian and accounting fees	130	15	19
Trustees’ and Chief Compliance Officer’s fees	3	5	3
Other	1,803	163	43

Total Liabilities	77,028	642,772	9,094

Net Assets	$6,775,834	$546,447	$918,841

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,539,610	$587,781	$832,160
Accumulated undistributed (distributions in excess of) net investment income	60,033	(37)	5,361
Accumulated net realized gains (losses)	(391,073)	(119,327)	(61,530)
Net unrealized appreciation (depreciation)	1,567,264	78,030	142,850

Total Net Assets	$6,775,834	$546,447	$918,841

Net Assets:
Class A	$1,979,270	$29,216	$232,103
Class B	90,427	3,484	—
Class C	373,415	22,094	131,743
Class R2	6,500	—	—
Institutional Class	2,812,296	—	284,433
Select Class	1,513,926	491,653	270,562

Total	$6,775,834	$546,447	$918,841

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	79,947	2,979	12,171
Class B	3,752	368	—
Class C	15,476	2,331	6,929
Class R2	268	—	—
Institutional Class	111,653	—	14,882
Select Class	60,625	49,605	14,154

Net Asset Value:
Class A — Redemption price per share	$24.76	$9.81	$19.07
Class B — Offering price per share (b)	24.10	9.47	—
Class C — Offering price per share (b)	24.13	9.48	19.01
Class R2 — Offering and redemption price per share	24.27	—	—
Institutional Class — Offering and redemption price per share	25.19	—	19.11
Select Class — Offering and redemption price per share	24.97	9.91	19.12
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.13	$10.35	$20.13

Cost of investments in non-affiliates	$5,013,019	$443,125	$749,111
Cost of investments in affiliates	219,931	36,094	32,245
Value of securities on loan	35,750	—	—
Proceeds from securities sold short	—	521,840	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2011

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund (b)		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,161		$152		$6,125		$12,214
Interest income from non-affiliates	—	(a)	—	(a)	—		—
Dividend income from affiliates	21		1		16		34
Income from securities lending (net)	250		—		86		400
Other income	9		—		5		95

Total investment income	7,441		153		6,232		12,743

EXPENSES:
Investment advisory fees	6,085		71		2,905		10,402
Administration fees	841		10		401		1,439
Distribution fees:
Class A	367		—	(a)	6		1,624
Class B	24		—		—		157
Class C	133		—	(a)	2		203
Class R2	—		—	(a)	—		—	(a)
Shareholder servicing fees:
Class A	367		—	(a)	6		1,624
Class B	8		—		—		52
Class C	44		—	(a)	1		68
Class R2	—		—	(a)	—		—	(a)
Class R5	64		—	(a)	—		—
Select Class	1,599		27		1,111		2,257
Custodian and accounting fees	65		28		33		69
Interest expense to affiliates	1		—		—	(a)	—
Professional fees	52		97		47		47
Trustees’ and Chief Compliance Officer’s fees	11		—	(a)	5		27
Printing and mailing costs	60		35		76		139
Registration and filing fees	88		107		92		167
Transfer agent fees	316		11		986		1,381
Other	100		7		15		30

Total expenses	10,225		393		5,686		19,686

Less amounts waived	(133)		(81)		(1,683)		(2,430)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Less expense reimbursements	—		(203)		—		—

Net expenses	10,092		109		4,003		17,256

Net investment income (loss)	(2,651)		44		2,229		(4,513)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	80,245		74		27,793		267,778
Futures	—		4		—		—

Net realized gain (loss)	80,245		78		27,793		267,778

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	181,810		398		96,239		276,061
Futures	—		—		—		173

Change in net unrealized appreciation (depreciation)	181,810		398		96,239		276,234

Net realized/unrealized gains (losses)	262,055		476		124,032		544,012

Change in net assets resulting from operations	$259,404		$520		$126,261		$539,499

(a)	Amount rounds to less than $1,000.
(b)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$124,279		$7,259	$18,731
Interest income from non-affiliates	—		12	—
Dividend income from affiliates	183		55	33
Income from securities lending (net)	372		—	—
Other income	34		—	—

Total investment income	124,868		7,326	18,764

EXPENSES:
Investment advisory fees	39,810		7,184	4,828
Administration fees	5,508		518	667
Distribution fees:
Class A	4,842		227	510
Class B	741		43	—
Class C	2,636		227	937
Class R2	20		—	—
Shareholder servicing fees:
Class A	4,842		227	510
Class B	247		14	—
Class C	879		76	312
Class R2	10		—	—
Institutional Class	2,414		—	235
Select Class	3,298		1,120	446
Custodian and accounting fees	286		48	45
Professional fees	123		56	52
Trustees’ and Chief Compliance Officer’s fees	66		3	8
Printing and mailing costs	847		72	45
Registration and filing fees	250		61	121
Transfer agent fees	7,710		397	458
Other	195		14	19
Dividend expense on securities sold short	—		7,789	—
Interest expense to non-affiliates on securities sold short	—		449	—

Total expenses	74,724		18,525	9,193

Less amounts waived	(11,938)		(2,585)	(968)
Less earnings credits	—	(a)	— (a)	—	(a)

Net expenses	62,786		15,940	8,225

Net investment income (loss)	62,082		(8,614)	10,539

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	261,763		113,791	43,953
Securities sold short	—		(101,730)	—
Payment by affiliate (See Note 3)	31		—	—

Net realized gain (loss)	261,794		12,061	43,953

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,311,629		72,852	101,318
Securities sold short	—		(69,423)	—

Change in net unrealized appreciation (depreciation)	1,311,629		3,429	101,318

Net realized/unrealized gains (losses)	1,573,423		15,490	145,271

Change in net assets resulting from operations	$1,635,505		$6,876	$155,810

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Period Ended 6/30/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,651)	$(1,459)	$44
Net realized gain (loss)	80,245	52,894	78
Change in net unrealized appreciation (depreciation)	181,810	38,819	398

Change in net assets resulting from operations	259,404	90,254	520

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(b)
Class R5
From net investment income	—	—	—	(b)
Select Class
From net investment income	—	—	(1)

Total distributions to shareholders	—	—	(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	157,627	136,769	91,263

NET ASSETS:
Change in net assets	417,031	227,023	91,782
Beginning of period	799,125	572,102	—

End of period	$1,216,156	$799,125	$91,782

Accumulated undistributed (distributions in excess of) net investment income	$(37)	$(13)	$44

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,229	$1,933	$(4,513)	$(5,412)
Net realized gain (loss)	27,793	9,383	267,778	107,222
Change in net unrealized appreciation (depreciation)	96,239	26,548	276,234	131,041

Change in net assets resulting from operations	126,261	37,864	539,499	232,851

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5)	(1)	—	—
Class C
From net investment income	— (a)	— (a)	—	—
Select Class
From net investment income	(1,984)	(1,929)	—	—

Total distributions to shareholders	(1,989)	(1,930)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(16,990)	233,218	(53,988)	(149,860)

NET ASSETS:
Change in net assets	107,282	269,152	485,511	82,991
Beginning of period	464,937	195,785	1,290,242	1,207,251

End of period	$572,219	$464,937	$1,775,753	$1,290,242

Accumulated undistributed (distributions in excess of) net investment income	$(220)	$(190)	$(122)	$(82)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,082	$62,503	$(8,614)	$(9,582)
Net realized gain (loss)	261,794	23,325	12,061	43,479
Change in net unrealized appreciation (depreciation)	1,311,629	936,527	3,429	(63,292)

Change in net assets resulting from operations	1,635,505	1,022,355	6,876	(29,395)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,422)	—	—	—
Class B
From net investment income	(167)	—	—	—
Class C
From net investment income	(1,171)	—	—	—
Class R2
From net investment income	(36)	—	—	—
Institutional Class
From net investment income	(29,944)	(1,669)	—	—
Select Class
From net investment income	(13,423)	(279)	—	—

Total distributions to shareholders	(60,163)	(1,948)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	111,762	(131,054)	(35,976)	(65,653)

NET ASSETS:
Change in net assets	1,687,104	889,353	(29,100)	(95,048)
Beginning of period	5,088,730	4,199,377	575,547	670,595

End of period	$6,775,834	$5,088,730	$546,447	$575,547

Accumulated undistributed (distributions in excess of) net investment income	$60,033	$59,967	$(37)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Value Advantage Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,539	$6,916
Net realized gain (loss)	43,953	(10,567)
Change in net unrealized appreciation (depreciation)	101,318	96,114

Change in net assets resulting from operations	155,810	92,463

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,878)	(1,905)
Class C
From net investment income	(513)	(889)
Institutional Class
From net investment income	(3,215)	(1,840)
Select Class
From net investment income	(2,578)	(995)

Total distributions to shareholders	(8,184)	(5,629)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	285,229	66,865

NET ASSETS:
Change in net assets	432,855	153,699
Beginning of period	485,986	332,287

End of period	$918,841	$485,986

Accumulated undistributed (distributions in excess of) net investment income	$5,361	$2,634

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Period Ended 6/30/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$92,600	$55,364	$296
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(59,032)	(36,207)	(33)

Change in net assets from Class A capital transactions	$33,568	$19,157	$263

Class B
Proceeds from shares issued	267	520	—
Cost of shares redeemed	(1,177)	(1,277)	—

Change in net assets from Class B capital transactions	$(910)	$(757)	$—

Class C
Proceeds from shares issued	11,077	5,617	100
Cost of shares redeemed	(7,860)	(3,392)	(9)

Change in net assets from Class C capital transactions	$3,217	$2,225	$91

Class R2
Proceeds from shares issued	—	—	50
Cost of shares redeemed	—	—	—	(b)

Change in net assets from Class R2 capital transactions	$—	$—	$50

Class R5
Proceeds from shares issued	67,907	27,290	50
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(762)	(3,562)	—

Change in net assets from Class R5 capital transactions	$67,145	$23,728	$50

Class R6 (c)
Proceeds from shares issued	—	—	50
Cost of shares redeemed	—	—	—	(b)

Change in net assets from Class R6 capital transactions	$—	$—	$50

Select Class
Proceeds from shares issued	418,656	324,548	94,382
Dividends and distributions reinvested	—	—	1
Cost of shares redeemed	(364,049)	(232,132)	(3,624)

Change in net assets from Select Class capital transactions	$54,607	$92,416	$90,759

Total change in net assets from capital transactions	$157,627	$136,769	$91,263

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Period Ended 6/30/2011 (a)
SHARE TRANSACTIONS:
Class A
Issued	10,834	7,959	18
Reinvested	—	—	—	(b)
Redeemed	(6,865)	(5,122)	(2)

Change in Class A Shares	3,969	2,837	16

Class B
Issued	32	83	—
Redeemed	(152)	(196)	—

Change in Class B Shares	(120)	(113)	—

Class C
Issued	1,351	868	6
Redeemed	(981)	(524)	—	(b)

Change in Class C Shares	370	344	6

Class R2
Issued	—	—	3
Redeemed	—	—	—	(b)

Change in Class R2 Shares	—	—	3

Class R5
Issued	7,917	3,874	3
Reinvested	—	—	—	(b)
Redeemed	(85)	(480)	—

Change in Class R5 Shares	7,832	3,394	3

Class R6 (c)
Issued	—	—	3
Redeemed	—	—	—	(b)

Change in Class R6 Shares	—	—	3

Select Class
Issued	46,982	46,815	5,510
Reinvested	—	—	—	(b)
Redeemed	(46,450)	(32,808)	(210)

Change in Select Class Shares	532	14,007	5,300

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,423	$1,597	$75,693	$103,096
Dividends and distributions reinvested	5	1	—	—
Cost of shares redeemed	(1,487)	(95)	(160,643)	(167,798)

Change in net assets from Class A capital transactions	$941	$1,503	$(84,950)	$(64,702)

Class B
Proceeds from shares issued	$—	$—	$693	$1,165
Cost of shares redeemed	—	—	(10,361)	(16,165)

Change in net assets from Class B capital transactions	$—	$—	$(9,668)	$(15,000)

Class C
Proceeds from shares issued	$443	$66	$3,672	$2,193
Dividends and distributions reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	(113)	(3)	(6,894)	(9,337)

Change in net assets from Class C capital transactions	$330	$63	$(3,222)	$(7,144)

Class R2
Proceeds from shares issued	$—	$—	$31	$— (a)
Cost of shares redeemed	—	—	— (a)	(32)

Change in net assets from Class R2 capital transactions	$—	$—	$31	$(32)

Select Class
Proceeds from shares issued	$269,128	$316,115	$247,747	$155,494
Dividends and distributions reinvested	447	305	—	—
Cost of shares redeemed	(287,836)	(84,768)	(203,926)	(218,476)

Change in net assets from Select Class capital transactions	$(18,261)	$231,652	$43,821	$(62,982)

Total change in net assets from capital transactions	$(16,990)	$233,218	$(53,988)	$(149,860)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Equity Fund			Mid Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010		Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	84	65		3,594	6,323
Reinvested	— (a)	—	(a)	—	—
Redeemed	(52)	(4)		(7,968)	(10,091)

Change in Class A Shares	32	61		(4,374)	(3,768)

Class B
Issued	—	—		41	93
Reinvested	—	—		—	—
Redeemed	—	—		(641)	(1,235)

Change in Class B Shares	—	—		(600)	(1,142)

Class C
Issued	15	3		189	146
Reinvested	— (a)	—	(a)	—	—
Redeemed	(4)	—	(a)	(379)	(627)

Change in Class C Shares	11	3		(190)	(481)

Class R2
Issued	—	—		1	— (a)
Redeemed	—	—		— (a)	(2)

Change in Class R2 Shares	—	—		1	(2)

Select Class
Issued	9,351	13,451		11,401	8,781
Reinvested	15	13		—	—
Redeemed	(11,406)	(3,604)		(9,364)	(12,859)

Change in Select Class Shares	(2,040)	9,860		2,037	(4,078)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$373,327	$286,766	$34,632	$64,504
Dividends and distributions reinvested	14,615	—	—	—
Cost of shares redeemed	(621,660)	(562,984)	(100,820)	(33,398)

Change in net assets from Class A capital transactions	$(233,718)	$(276,218)	$(66,188)	$31,106

Class B
Proceeds from shares issued	$626	$1,155	$22	$84
Dividends and distributions reinvested	148	—	—	—
Cost of shares redeemed	(34,335)	(37,583)	(4,375)	(4,436)

Change in net assets from Class B capital transactions	$(33,561)	$(36,428)	$(4,353)	$(4,352)

Class C
Proceeds from shares issued	$37,081	$24,188	$1,079	$4,139
Dividends and distributions reinvested	873	—	—	—
Cost of shares redeemed	(65,800)	(83,767)	(18,536)	(23,169)

Change in net assets from Class C capital transactions	$(27,846)	$(59,579)	$(17,457)	$(19,030)

Class R2
Proceeds from shares issued	$5,542	$2,331	$—	$—
Dividends and distributions reinvested	28	—	—	—
Cost of shares redeemed	(1,307)	(1,209)	—	—

Change in net assets from Class R2 capital transactions	$4,263	$1,122	$—	$—

Institutional Class
Proceeds from shares issued	$789,825	$527,453	$—	$—
Dividends and distributions reinvested	22,919	1,318	—	—
Cost of shares redeemed	(526,461)	(435,724)	—	—
Redemptions in-kind (See Note 9)	—	47,173	—	—

Change in net assets from Institutional Class capital transactions	$286,283	$140,220	$—	$—

Select Class
Proceeds from shares issued	$449,654	$468,382	$155,618	$153,988
Dividends and distributions reinvested	9,285	167	—	—
Cost of shares redeemed	(342,598)	(368,720)	(103,596)	(227,365)

Change in net assets from Select Class capital transactions	$116,341	$99,829	$52,022	$(73,377)

Total change in net assets from capital transactions	$111,762	$(131,054)	$(35,976)	$(65,653)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	16,395	15,310	3,576	6,429
Reinvested	636	—	—	—
Redeemed	(27,300)	(30,094)	(10,335)	(3,339)

Change in Class A Shares	(10,269)	(14,784)	(6,759)	3,090

Class B
Issued	29	66	2	8
Reinvested	7	—	—	—
Redeemed	(1,559)	(2,050)	(465)	(453)

Change in Class B Shares	(1,523)	(1,984)	(463)	(445)

Class C
Issued	1,660	1,313	115	423
Reinvested	39	— (a)	—	—
Redeemed	(3,011)	(4,607)	(1,973)	(2,368)

Change in Class C Shares	(1,312)	(3,294)	(1,858)	(1,945)

Class R2
Issued	245	121	—	—
Reinvested	1	—	—	—
Redeemed	(55)	(64)	—	—

Change in Class R2 Shares	191	57	—	—

Institutional Class
Issued	34,031	27,515	—	—
Reinvested	983	69	—	—
Redeemed	(22,926)	(22,644)	—	—
Redemptions in-kind (See Note 9)	—	2,355	—	—

Change in Institutional Class Shares	12,088	7,295	—	—

Select Class
Issued	19,629	25,058	15,949	15,269
Reinvested	401	9	—	—
Redeemed	(15,059)	(19,421)	(10,636)	(22,446)

Change in Select Class Shares	4,971	5,646	5,313	(7,177)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$119,805	$72,764
Dividends and distributions reinvested	1,727	1,731
Cost of shares redeemed	(81,151)	(67,947)

Change in net assets from Class A capital transactions	$40,381	$6,548

Class C
Proceeds from shares issued	$22,682	$17,785
Dividends and distributions reinvested	413	717
Cost of shares redeemed	(26,534)	(33,293)

Change in net assets from Class C capital transactions	$(3,439)	$(14,791)

Institutional Class
Proceeds from shares issued	$138,756	$76,158
Dividends and distributions reinvested	2,906	1,753
Cost of shares redeemed	(20,173)	(9,427)
Redemptions in-kind (See Note 9)	(41,498)	—

Change in net assets from Institutional Class capital transactions	$79,991	$68,484

Select Class
Proceeds from shares issued	$196,760	$28,225
Dividends and distributions reinvested	1,855	411
Cost of shares redeemed	(30,319)	(22,012)

Change in net assets from Select Class capital transactions	$168,296	$6,624

Total change in net assets from capital transactions	$285,229	$66,865

SHARE TRANSACTIONS:
Class A
Issued	6,732	4,748
Reinvested	96	114
Redeemed	(4,517)	(4,392)

Change in Class A Shares	2,311	470

Class C
Issued	1,279	1,153
Reinvested	23	47
Redeemed	(1,501)	(2,236)

Change in Class C Shares	(199)	(1,036)

Institutional Class
Issued	7,736	4,877
Reinvested	162	115
Redeemed	(1,098)	(619)
Redemptions in-kind (See Note 9)	(2,189)	—

Change in Institutional Class Shares	4,611	4,373

Select Class
Issued	11,074	1,827
Reinvested	103	27
Redeemed	(1,687)	(1,427)

Change in Select Class Shares	9,490	427

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2011	$6.76	$(0.04	)(e)	$2.56	$2.52
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55

Class B
Year Ended June 30, 2011	6.31	(0.07	)(e)	2.37	2.30
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (g)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43

Class C
Year Ended June 30, 2011	6.31	(0.08	)(e)	2.38	2.30
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42

Class R5
Year Ended June 30, 2011	6.86	—	(e)(g)	2.58	2.58
Year Ended June 30, 2010	5.93	—	(e)(g)	0.93	0.93
January 8, 2009 (h) through June 30, 2009	5.37	—	(e)(g)	0.56	0.56

Select Class
Year Ended June 30, 2011	6.83	(0.02	)(e)	2.58	2.56
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.28	37.28%	$176,492	1.25%		(0.45)%	1.31%	96%
6.76	14.97	101,814	1.31		(0.41)	1.31	102
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159

8.61	36.45	3,157	1.75		(0.94)	1.81	96
6.31	14.52	3,070	1.81		(0.91)	1.81	102
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159

8.61	36.45	20,676	1.75		(0.95)	1.81	96
6.31	14.31	12,811	1.81		(0.91)	1.81	102
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159

9.44	37.61	179,677	0.86		(0.05)	0.86	96
6.86	15.68	76,767	0.86		0.05	0.86	102
5.93	10.43	46,312	0.90		(0.08)	1.06	119

9.39	37.48	836,154	1.06		(0.27)	1.06	96
6.83	15.18	604,663	1.06		(0.16)	1.06	102
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Mid Cap Core Fund
Class A
November 30, 2010 (e) through June 30, 2011	$15.00	$0.01	(f)	$2.18	$2.19	$— (g)

Class C
November 30, 2010 (e) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—

Class R2
November 30, 2010 (e) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—

Class R5
November 30, 2010 (e) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)

Class R6
January 31, 2011 (i) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—

Select Class
November 30, 2010 (e) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding
(g)	Amount rounds to less than $0.01.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(i)	Commencement of offering of class of shares.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$17.19	14.70%	$276	1.24	%(j)	0.11	%(j)	5.79	%(h)(j)	13%

17.15	14.33	99	1.75	(j)	(0.39	)(j)	6.49	(h)(j)	13

17.17	14.53	57	1.49	(j)	(0.17	)(j)	6.84	(h)(j)	13

17.23	15.00	57	0.80	(j)	0.52	(j)	6.17	(h)(j)	13

17.24	5.38	53	0.75	(j)	0.68	(j)	5.52	(h)(j)	13

17.22	14.84	91,240	1.00	(j)	0.41	(j)	3.41	(h)(j)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2011	$22.95	$0.04	(e)	$8.36	$8.40	$(0.06)	$—	$(0.06)
November 2, 2009 (f) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2011	22.93	(0.12	)(e)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (f) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (g)	—	— (g)

Select Class
Year Ended June 30, 2011	22.97	0.14	(e)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$31.29	36.60%	$2,918	1.24%	0.14%	1.53%	88%
22.95	6.77	1,394	1.24	0.30	1.44	56

31.16	35.98	447	1.74	(0.40)	2.06	88
22.93	6.40	65	1.74	(0.23)	1.92	56

31.36	37.09	568,854	0.89	0.50	1.27	88
22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2011	$16.35	$(0.09	)(e)	$7.04		$6.95	$—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76		2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33	)(f)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(e)	4.41		4.23	(4.19)

Class B
Year Ended June 30, 2011	12.90	(0.16	)(e)	5.55		5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19		2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09	)(f)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(e)	3.76		3.48	(4.19)

Class C
Year Ended June 30, 2011	14.73	(0.18	)(e)	6.33		6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50		2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78	)(f)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(e)	4.14		3.83	(4.19)

Class R2
Year Ended June 30, 2011	17.38	(0.13	)(e)	7.48		7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94		2.82	—
June 19, 2009 (h) through June 30, 2009	14.56	—	(e)(i)	—	(i)	— (i)	—

Select Class
Year Ended June 30, 2011	17.47	(0.03	)(e)	7.53		7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94		2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70	)(f)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(e)	4.60		4.48	(4.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.30	42.51%		$696,334	1.24%	(0.44)%	1.36%	79%
16.35	19.52		560,054	1.24	(0.53)	1.42	82
13.68	(30.97	)(f)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22	)(g)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119

18.29	41.78		18,648	1.77	(0.97)	1.86	79
12.90	18.89		20,893	1.77	(1.07)	1.92	82
10.85	(31.35	)(f)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	)(g)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119

20.88	41.75		29,187	1.77	(0.97)	1.86	79
14.73	18.89		23,389	1.77	(1.06)	1.92	82
12.39	(31.38	)(f)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	)(g)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119

24.73	42.29		121	1.40	(0.59)	1.60	79
17.38	19.37		63	1.40	(0.69)	1.67	82
14.56	0.00		83	1.22	(0.31)	1.94	96

24.97	42.93		1,031,463	0.93	(0.13)	1.10	79
17.47	19.90		685,843	0.93	(0.22)	1.17	82
14.57	(30.74	)(f)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	)(g)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2011	$18.91	$0.18	(e)	$5.85 (h)	$6.03	$(0.18)	$—	$(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)

Class B
Year Ended June 30, 2011	18.38	0.07	(e)	5.69 (h)	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)

Class C
Year Ended June 30, 2011	18.44	0.07	(e)	5.69 (h)	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)

Class R2
Year Ended June 30, 2011	18.63	0.12	(e)	5.76 (h)	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (g) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2011	19.22	0.30	(e)	5.95 (h)	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)

Select Class
Year Ended June 30, 2011	19.07	0.24	(e)	5.90 (h)	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (f)	—	— (f)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.76	31.96	%(h)	$1,979,270	1.23%	0.81%	1.39%	41%
18.91	24.08		1,705,572	1.23	1.04	1.40	34
15.24	(25.49)		1,600,044	1.25	1.71	1.42	47
21.91	(13.70)		2,661,377	1.25	0.66	1.42	31
27.71	18.21		3,822,632	1.25	0.71	1.35	45

24.10	31.33	(h)	90,427	1.74	0.30	1.89	41
18.38	23.44		96,966	1.74	0.53	1.90	34
14.89	(25.89)		108,114	1.75	1.21	1.92	47
21.39	(14.14)		163,091	1.75	0.15	1.92	31
27.11	17.65		237,745	1.75	0.20	1.85	45

24.13	31.29	(h)	373,415	1.74	0.30	1.89	41
18.44	23.43		309,513	1.74	0.53	1.90	34
14.94	(25.88)		299,956	1.75	1.20	1.92	47
21.45	(14.11)		523,722	1.75	0.14	1.92	31
27.17	17.64		818,261	1.75	0.20	1.85	45

24.27	31.66	(h)	6,500	1.49	0.50	1.65	41
18.63	23.71		1,441	1.49	0.77	1.65	34
15.06	(0.24)		294	1.50	2.12	1.69	47

25.19	32.66	(h)	2,812,296	0.74	1.29	0.99	41
19.22	24.68		1,913,930	0.74	1.52	1.00	34
15.43	(25.15)		1,424,004	0.75	2.26	1.02	47
22.31	(13.25)		1,777,057	0.75	1.16	1.02	31
28.17	18.82		2,566,230	0.75	1.21	0.95	45

24.97	32.29	(h)	1,513,926	0.98	1.05	1.14	41
19.07	24.35		1,061,308	0.98	1.29	1.15	34
15.34	(25.31)		766,965	1.00	2.05	1.18	47
22.14	(13.46)		721,777	1.00	0.90	1.16	31
27.96	18.49		1,183,839	1.00	0.95	1.10	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2011	$9.71	$(0.16	)(d)	$0.26	$0.10	$—	$—	$—
Year Ended June 30, 2010	10.21	(0.17	)(d)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(d)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(d)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)

Class B
Year Ended June 30, 2011	9.44	(0.23	)(d)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(d)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(d)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(d)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2011	9.46	(0.23	)(d)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(d)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(d)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(d)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Select Class
Year Ended June 30, 2011	9.79	(0.14	)(d)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(d)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(d)	0.05	— (e)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(d)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund's portfolio turnover calculation excluded short sales.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)	Net expenses (excluding dividend and interest expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (c)	Portfolio turnover rate (including short sales) (c)

$9.81	1.03%	$29,216	2.92%	1.49%	(1.65)%	3.38%	1.95%	145%	339%
9.71	(4.90)	94,549	2.94	1.49	(1.65)	3.39	1.94	146	348
10.21	(0.20)	67,884	2.84	1.50	(0.79)	3.29	1.95	175	350
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—

9.47	0.32	3,484	3.67	2.24	(2.47)	3.88	2.45	145	339
9.44	(5.69)	7,849	3.69	2.24	(2.39)	3.89	2.44	146	348
10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—

9.48	0.21	22,094	3.67	2.24	(2.46)	3.88	2.45	145	339
9.46	(5.59)	39,610	3.70	2.24	(2.39)	3.89	2.44	146	348
10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—

9.91	1.23	491,653	2.67	1.24	(1.39)	3.13	1.70	145	339
9.79	(4.67)	433,539	2.70	1.24	(1.39)	3.15	1.69	146	348
10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2011	$15.22	$0.23	(c)	$3.79	$4.02	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	12.01	0.23	(c)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(c)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(c)	3.42	3.68	(0.12)	(0.28)	(0.40)

Class C
Year Ended June 30, 2011	15.17	0.14	(c)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(c)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(c)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(c)	3.38	3.55	(0.06)	(0.28)	(0.34)

Institutional Class
Year Ended June 30, 2011	15.24	0.32	(c)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(c)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(c)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(c)	3.38	3.77	(0.18)	(0.28)	(0.46)

Select Class
Year Ended June 30, 2011	15.27	0.28	(c)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(c)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(c)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(c)	3.43	3.74	(0.16)	(0.28)	(0.44)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$19.07	26.45%	$232,103	1.24%	1.28%	1.34%	33%
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77

19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77

19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77

19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class A and Class C Shares commenced operations on November 2, 2009 for the Mid Cap Equity Fund.

The Mid Cap Core Fund commenced operations on November 30, 2010.

Class R6 Shares commenced operations on January 31, 2011 for the Mid Cap Core Fund.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,256,047	$—	$—	$1,256,047

Mid Cap Core Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$91,760	$—	$—	$91,760

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$588,082	$—	$—	$588,082

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,764,094	$—	$—	$1,764,094

Appreciation in Other Financial Instruments
Futures Contracts	$173	$—	$—	$173

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$6,800,214	$—	$—	$6,800,214

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$568,105	$—	$—	$568,105

Liabilities in Securities Sold Short #	$(532,696)	$—	$—	$(532,696)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$910,686	$13,520	$—	$924,206

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of ADRs, the reported values of which are an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended June 30, 2011.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2011, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Mid Cap Core Fund and Mid Cap Growth Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the period ended June 30, 2011:

	Mid Cap Core Fund		Mid Cap Growth Fund
Futures Contracts:
Average Notional Balance Long	$1,247	(a)	$52,340	(b)
Ending Notional Balance Long	$—		$52,340

(a)	For the period March 1, 2011 through March 31, 2011
(b)	For the period June 1, 2011 through June 30, 2011.

D. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the period ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$131
Mid Cap Equity Fund	54
Mid Cap Growth Fund	61
Mid Cap Value Fund	96

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Growth Advantage Fund	$38,658	$39,434		$39,434
Mid Cap Equity Fund	17,421	17,693	*	17,693
Mid Cap Growth Fund	70,219	70,726	*	70,726
Mid Cap Value Fund	35,750	36,367	*	36,367

*	Subsequent to June 30, 2011, additional collateral was received from borrowers.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds, under their respective agreements, from losses resulting from a borrower’s failure to return a loaned security, as applicable.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$74
Mid Cap Equity Fund	31
Mid Cap Growth Fund	36
Mid Cap Value Fund	59

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the period ended June 30, 2011 (amounts in thousands):

Lending Agent Fees Incurred
Mid Cap Growth Fund	$9
Mid Cap Value Fund	13

E. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Mid Cap Core Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time they commenced operations and are included as part of Professional fees on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Growth Advantage Fund	$(3,266)	$2,627	$639
Mid Cap Core Fund	(1)	1	—
Mid Cap Equity Fund	—	(270)	270
Mid Cap Growth Fund	(6,191)	4,473	1,718
Mid Cap Value Fund	—	(1,853)	1,853
Multi-Cap Market Neutral Fund	(8,597)	8,614	(17)
Value Advantage Fund	14,316	372	(14,688)

The reclassifications for the Funds relate primarily to investments in partnerships (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), net operating loss (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), non-taxable special dividends (Mid Cap Equity Fund and Mid Cap Value Fund), redemptions in-kind (Value Advantage Fund) and nondeductible 12b-1 fees in the initial years of operations (Mid Cap Core Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$27		$11
Mid Cap Core Fund	—	(a)	—	(a)
Mid Cap Equity Fund	3		—	(a)
Mid Cap Growth Fund	19		17
Mid Cap Value Fund	89		46
Multi-Cap Market Neutral Fund	3		6
Value Advantage Fund	32		5

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.77	1.77	1.40	n/a	n/a	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The contractual expense limitation agreements were in effect for the period ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011 for all Funds except Mid Cap Core Fund. For Mid Cap Core Fund, the contractual expense limitation percentages in the table above are in place until at least November 30, 2011 for Class A, Class C, Class R2, Class R5 and Select Class Shares and are in place until at least January 31, 2012 for Class R6 Shares. In addition, the Funds’ service providers have voluntarily waived fees during the period ended June 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Prior to September 1, 2010, the contractual expense limitations for Class A, Class B and Class C Shares of the Growth Advantage Fund were 1.35%, 2.05% and 2.05% respectively.

Prior to November 1, 2010, the contractual expense limitation for Select Class Shares of the Mid Cap Equity Fund was 1.00%.

For the period ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers				Reimbursements
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$93	$93	$—
Mid Cap Core Fund	71	10	—	81	203
Mid Cap Equity Fund	279	274	1,101	1,654	—
Mid Cap Growth Fund	—	520	1,867	2,387	—
Mid Cap Value Fund	3,862	5,000	2,740	11,602	—
Multi-Cap Market Neutral Fund	1	—	1,095	1,096	—
Value Advantage Fund	128	544	235	907	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Multi-Cap Market Neutral Fund	$968	$200	$251	$1,419

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the period ended June 30, 2011 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$40
Mid Cap Equity Fund	29
Mid Cap Growth Fund	43
Mid Cap Value Fund	336
Multi-Cap Market Neutral Fund	70
Value Advantage Fund	61

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the period ended June 30, 2011, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An Affiliate of JPMCB made a payment to the Mid Cap Value Fund in the amount of approximately $31,000 relating to an operational error.

4. Investment Transactions

During the period ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,035,282	$885,525	$—	$—
Mid Cap Core Fund	90,770	3,057	—	—
Mid Cap Equity Fund	390,634	402,036	—	—
Mid Cap Growth Fund	1,235,596	1,388,274	—	—
Mid Cap Value Fund	2,424,872	2,417,753	—	—
Multi-Cap Market Neutral Fund	773,209	911,442	904,957	1,032,160
Value Advantage Fund	513,617	236,675	—	—

During the period ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,019,140	$249,507	$12,600	$236,907
Mid Cap Core Fund	91,378	1,779	1,397	382
Mid Cap Equity Fund	473,761	117,054	2,733	114,321
Mid Cap Growth Fund	1,357,642	418,560	12,108	406,452
Mid Cap Value Fund	5,291,485	1,601,287	92,558	1,508,729
Multi-Cap Market Neutral Fund	484,742	91,532	8,169	83,363
Value Advantage Fund	790,045	140,800	6,639	134,161

For all of the Funds, the difference between the book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and partnership basis outstanding (Value Advantage Fund).

The tax character of distributions paid during the fiscal period ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Mid Cap Core Fund	$1	$—	$1
Mid Cap Equity Fund	1,989	—	1,989
Mid Cap Value Fund	60,163	—	60,163
Value Advantage Fund	8,184	—	8,184

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Mid Cap Equity Fund	$1,930	$—	$1,930
Mid Cap Value Fund	1,948	—	1,948
Value Advantage Fund	5,629	—	5,629

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$(47,838)	$236,907
Mid Cap Core Fund	135	2	382
Mid Cap Equity Fund	183	(8,310)	114,321
Mid Cap Growth Fund	—	134,277	406,452
Mid Cap Value Fund	60,235	(332,540)	1,508,729
Multi-Cap Market Neutral Fund	—	(98,936)	57,638
Value Advantage Fund	6,285	(53,759)	134,161

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund), post-October loss deferrals (Growth Advantage Fund and Mid Cap Growth Fund), distributions payable (Mid Cap Equity Fund), partnership basis outstanding (Value Advantage), loss deferrals on unsettled short sales (Multi-Cap Market Neutral), limitations on capital loss carry forwards acquired in a merger (Mid Cap Growth Fund) and wash sale loss deferrals.

As of June 30, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
Growth Advantage Fund	$—	$—	$—	$47,838	$47,838
Mid Cap Equity Fund	—	—	—	8,310	8,310
Mid Cap Value Fund	—	1,151	14,176	317,213	332,540	*
Multi-Cap Market Neutral Fund	1,901	97,035	—	—	98,936
Value Advantage Fund	—	—	—	53,759	53,759

During the period ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Growth Advantage Fund	$77,942
Mid Cap Equity Fund	24,453
Mid Cap Growth Fund	119,160
Mid Cap Value Fund	251,037
Multi-Cap Market Neutral Fund	462
Value Advantage Fund	24,523

During the period ended June 30, 2011, the following Funds had capital loss carryforwards disallowed (amounts in thousands):

Mid Cap Growth Fund	$89,945	*

Net Capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2011, the Funds deferred to July 1, 2011 post October capital losses of:

	Capital Losses	Currency Losses
Growth Advantage Fund	$—	$25
Mid Cap Equity Fund	—	5
Mid Cap Growth Fund	—	40

*	Amounts include capital loss carry forwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011. Average borrowings from the Facility for the period ended June 30, 2011, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Growth Advantage Fund	$13,659	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Equity Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of Mid Cap Core Fund.

In addition, the JPMorgan Investor Funds, JPMorgan Access Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	J.P. Morgan Access Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	N/A	N/A	14.1%
Mid Cap Core Fund	N/A	25.2%	N/A
Multi-Cap Market Neutral Fund	75.7%	N/A	N/A
Value Advantage Fund	N/A	N/A	18.2

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of June 30, 2011, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on May 24, 2010, certain shareholders of the Mid Cap Value Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$47,173	$(7,817)	Redemption-In-Kind

Pursuant to procedures approved by the Board of Trustees, on March 29, 2011, an affiliate of the Value Advantage Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$41,498	$14,315	Redemption-In-Kind

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund, JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Mid Cap Core Fund (a separate fund of JPMorgan Trust I)(hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2010 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,064.20	$6.40	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,061.70	8.95	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,061.70	8.95	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R5
Actual*	1,000.00	1,066.70	4.41	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Select Class
Actual*	1,000.00	1,064.60	5.43	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

Mid Cap Core Fund
Class A
Actual*	1,000.00	1,082.50	6.45	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,080.00	9.03	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R2
Actual*	1,000.00	1,081.20	7.74	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual*	$1,000.00	$1,085.00	$4.14	0.80%
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Class R6
Actual**	1,000.00	1,053.80	3.17	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,084.40	5.17	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,075.20	6.43	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,072.90	8.94	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Select Class
Actual*	1,000.00	1,077.40	4.64	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,084.20	6.41	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,081.60	9.14	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Class C
Actual*	1,000.00	1,081.30	9.13	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Class R2
Actual*	1,000.00	1,083.20	7.23	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Select Class
Actual*	1,000.00	1,086.10	4.81	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,070.50	6.31	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,067.80	8.92	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class C
Actual*	1,000.00	1,067.70	8.92	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,069.20	7.64	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual*	1,000.00	1,072.80	3.80	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Select Class
Actual*	$1,000.00	$1,071.70	$5.03	0.98%
Hypothetical*	1,000.00	1,019.93	4.91	0.98

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,024.00	12.80	2.55
Hypothetical*	1,000.00	1,012.15	12.72	2.55
Class B
Actual*	1,000.00	1,020.50	15.63	3.12
Hypothetical*	1,000.00	1,009.32	15.54	3.12
Class C
Actual*	1,000.00	1,019.40	15.82	3.16
Hypothetical*	1,000.00	1,009.12	15.74	3.16
Select Class
Actual*	1,000.00	1,024.80	11.75	2.34
Hypothetical*	1,000.00	1,013.19	11.68	2.34

Value Advantage Fund
Class A
Actual*	1,000.00	1,048.40	6.30	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,045.70	8.83	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Institutional Class
Actual*	1,000.00	1,051.20	3.76	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Select Class
Actual*	1,000.00	1,050.00	5.03	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/365 to reflect the actual period). Commencement of offering class of shares was January 31, 2011.

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Mid Cap Core Fund	100.00%
Mid Cap Equity Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Core Fund	$1
Mid Cap Equity Fund	1,989
Mid Cap Value Fund	60,163
Value Advantage Fund	8,184

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	103

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2011. All rights reserved. June 2011.

AN-MC-611

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2011

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums.
Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8,
2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the
S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the
12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value
Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite
the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset
Management

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period, but stocks still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, as the Russell 1000
Growth Index returned 35.01% compared to the 28.94% return for the Russell 1000 Value Index.

2

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

30.33%

S&P 500 Index

30.69%

Net Assets as of 6/30/2011 (In Thousands)

$
712,181

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended
June 30, 2011. The Fund’s stock selection in the banks and brokers and consumer cyclical sectors detracted from relative performance, while the Fund’s stock selection in the basic materials and industrial cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in EOG Resources, Inc. and Bank of
America Corp. Shares of EOG Resources, Inc. underperformed the Benchmark and its sector peers as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. Shares of Bank of America Corp. were hurt by uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock.

Individual contributors to relative performance included Biogen Idec, Inc. and CSX Corp. Shares of biotechnology and drugs company Biogen
Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. Shares of railroad operator CSX Corp. benefited from strong demand for freight rail transportation due to the rebound in economic activity. The company also increased its quarterly dividend and announced a stock buyback.

HOW WAS THE FUND
POSITIONED?

To help ensure that stock selection was the principal source of potential excess return, the Fund’s portfolio managers allowed only modest deviations in sector weightings relative to the Benchmark. The Fund’s portfolio managers sought investment opportunities in companies that were attractive based on valuation and strong fundamentals. In particular, they emphasized companies that they believed were inexpensively valued and that would perform well in an improving macro economic environment.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

3.5
%

2.

Chevron Corp.

2.7

3.

Exxon Mobil Corp.

2.3

4.

Coca-Cola Co. (The)

2.1

5.

International Business Machines Corp.

2.1

6.

Procter & Gamble Co. (The)

2.0

7.

Wells Fargo & Co.

2.0

8.

Verizon Communications, Inc.

1.9

9.

Microsoft Corp.

1.7

10.

United Technologies Corp.

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

16.5
%

Financials

13.6

Energy

12.4

Health Care

11.8

Consumer Discretionary

11.8

Industrials

11.3

Consumer Staples

10.5

Telecommunication Services

3.9

Materials

3.7

Utilities

3.4

U.S. Treasury Obligation

0.1

Short-Term Investment

1.0

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/28/01

Without Sales Charge

29.86
%

3.41
%

2.17
%

With Sales Charge*

23.08

2.30

1.62

CLASS R6 SHARES**

3/24/03

30.45

3.94

2.69

INSTITUTIONAL CLASS SHARES

1/3/97

30.33

3.84

2.61

SELECT CLASS SHARES

9/10/01

30.17

3.68

2.43

*

Sales Charge for Class A Shares is 5.25%.

**

Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares prior to its inception date reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A
Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Class R6
Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class
Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity
Fund, S&P 500

Index and Lipper Large-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The
S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the
Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a
$3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

35.62%

Russell 1000 Growth Index

35.01%

Net Assets as of 6/30/2011 (In Thousands)

$
43,848

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the
“Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance, while the Fund’s stock selection in the financial services sector and stock selection and overweight in the health care sector detracted from relative performance.

The Fund’s individual
contributors to relative performance included the positions in Fossil, Inc., Amazon.com, Inc. and ARM Holdings plc. Shares of Fossil, Inc., a specialty retailer, increased after the company reported better-than-expected first-quarter earnings.
Amazon.com, Inc., an online retailer, reported better-than-expected profits, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of chipmaker ARM Holdings plc. increased following the company’s better-than-expected first-quarter earnings, driven by strength in its processor business.

Individual detractors
from relative performance included the Fund’s underweight positions in Exxon Mobil Corp., International Business Machines Corp. (“IBM”) and Schlumberger Ltd., three stocks that performed strongly in the Benchmark. Shares of integrated energy company Exxon Mobil Corp. benefited from rising oil prices during the reporting period. Shares of IBM advanced following the company’s better-than-expected first-quarter revenue, driven by strong software sales. Shares of Schlumberger
Ltd., an oil well services and equipment company, increased as the company’s profit was bolstered by its expansion efforts in North America. The stock also benefited from rising oil prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

9.1
%

2.

Express Scripts, Inc.

5.3

3.

Cognizant Technology Solutions Corp., Class A

4.8

4.

Capital One Financial Corp.

4.4

5.

QUALCOMM, Inc.

4.4

6.

Amazon.com, Inc.

4.2

7.

National Oilwell Varco, Inc.

4.1

8.

Schlumberger Ltd.

4.1

9.

Kansas City Southern

3.9

10.

Celgene Corp.

3.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

30.8
%

Consumer Discretionary

22.4

Health Care

15.2

Industrials

13.4

Energy

8.2

Financials

4.4

Materials

0.8

Short-Term Investment

4.8

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

11/30/07

Without Sales Charge

35.31
%

3.23
%

0.89
%

With Sales Charge*

28.25

1.39

(0.61
)

CLASS C SHARES

11/30/07

Without CDSC

34.72

2.70

0.39

With CDSC**

33.72

2.70

0.39

CLASS R5 SHARES

11/30/07

35.87

3.67

1.33

SELECT CLASS SHARES

11/30/07

35.62

3.47

1.13

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for
$1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

From the
Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

32.42%

Russell 1000 Value Index

28.94%

Net Assets as of 6/30/2011 (In Thousands)

$
459,678

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the financials and consumer staples sectors contributed to relative performance, while the Fund’s stock selection in the health care and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in ConocoPhillips and Tiffany & Co. Shares of energy company ConocoPhillips gained as investors reacted positively to the progress of the company’s multi-year restructuring program, which involved several asset divestitures, reduced debt, accelerated share repurchases and an increase in its quarterly dividend. Shares of jewelry retailer Tiffany &
Co. gained after the company reported strong fiscal first-quarter earnings and raised its outlook for full-year earnings, as its strong market position more than offset the impact from rising raw materials costs.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in General Electric Co. and UnitedHealth
Group, Inc., two stocks that performed strongly in the Benchmark. Shares of General Electric Co. advanced as the company became increasingly optimistic about the economic recovery helping the company’s profits. Shares of UnitedHealth Group,
Inc., an accident and health insurance company, increased after the company reported solid results throughout the reporting period, fueled by lower medical costs and enrollment growth across its health plans.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Chevron Corp.

3.1
%

2.

Wells Fargo & Co.

3.0

3.

Pfizer, Inc.

2.8

4.

ConocoPhillips

2.4

5.

Merck & Co., Inc.

2.3

6.

Philip Morris International, Inc.

1.9

7.

Johnson & Johnson

1.8

8.

Exxon Mobil Corp.

1.8

9.

Verizon Communications, Inc.

1.7

10.

American Express Co.

1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials

19.7
%

Consumer Discretionary

14.2

Energy

13.2

Industrials

10.8

Health Care

10.6

Consumer Staples

9.0

Information Technology

6.3

Utilities

5.6

Materials

5.4

Telecommunication Services

3.6

Short-Term Investment

1.6

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/18/92

Without Sales Charge

32.06
%

3.95
%

3.93
%

With Sales Charge*

25.16

2.83

3.38

CLASS B SHARES

1/14/94

Without CDSC

31.44

3.43

3.41

With CDSC**

26.44

3.07

3.41

CLASS C SHARES

11/4/97

Without CDSC

31.52

3.42

3.32

With CDSC***

30.52

3.42

3.32

CLASS R2 SHARES

2/28/11

31.68

3.83

3.82

CLASS R5 SHARES

2/28/11

32.39

4.28

4.24

SELECT CLASS SHARES

7/2/87

32.42

4.28

4.24

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R2 would have been lower than those shown because Class R2 Shares have different expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index
and the Lipper Equity Income Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the
Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

28.03%

S&P 500/Citigroup Value Index

27.90%

Net Assets as of 6/30/2011 (In Thousands)

$
320,859

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors contributed to relative performance, while the Fund’s stock selection in the health care and materials sectors detracted from relative performance.

Individual
contributors to relative performance included Tiffany & Co. and United Technologies Corp. Shares of jewelry retailer Tiffany & Co. gained after the company reported strong fiscal first-quarter earnings and raised its outlook for full-year earnings, as its strong market position more than offset the impact from rising raw materials costs. Shares of United Technologies Corp., a provider of technology products and services to the building systems and aerospace industries, rose throughout the reporting period as the company saw increased equipment orders across all business segments and raised its outlook for 2011 profits.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in General Electric Co. and Exxon Mobil Corp., two stocks that performed strongly in the Benchmark. Shares of General Electric Co. advanced as the company became increasingly optimistic about the economic recovery helping the company’s profits. Shares of integrated energy company Exxon
Mobil Corp. advanced due to rising oil prices and increased production of natural gas during the reporting period.

HOW WAS THE FUND
POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

3.1
%

2.

Devon Energy Corp.

2.9

3.

Exxon Mobil Corp.

2.5

4.

ConocoPhillips

2.5

5.

Microsoft Corp.

2.4

6.

Chevron Corp.

2.4

7.

United Technologies Corp.

2.1

8.

General Electric Co.

2.1

9.

U.S. Bancorp

2.1

10.

American Express Co.

2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials

26.0
%

Energy

15.4

Consumer Discretionary

15.0

Industrials

10.8

Health Care

9.3

Information Technology

7.8

Consumer Staples

5.9

Materials

2.6

Telecommunication Services

2.4

Utilities

1.4

Short-Term Investment

3.4

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/23/87

Without Sales Charge

28.03
%

1.25
%

2.26
%

With Sales Charge*

21.29

0.16

1.71

CLASS B SHARES

11/4/93

Without CDSC

27.40

0.74

1.85

With CDSC**

22.40

0.35

1.85

CLASS C SHARES

1/2/98

Without CDSC

27.35

0.74

1.75

With CDSC***

26.35

0.74

1.75

SELECT CLASS SHARES

1/25/96

28.41

1.56

2.61

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and
the Lipper Large-Cap Value Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup
Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P
500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a
5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated
for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

41.29%

Russell 1000 Growth Index

35.01%

Net Assets as of 6/30/2011 (In Thousands)

$
1,925,999

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s underweight and stock selection in the energy sector and stock selection in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Amazon.com, Inc., priceline.com, Inc. and Cognizant
Technology Solutions Corp. Amazon.com, Inc., an online retailer, reported better-than-expected profits, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of online travel company priceline.com, Inc. increased due to the company’s better-than-expected earnings, driven by strong growth in its global hotel business. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. Shares of the company benefited amid continued signs that its clients had restarted projects with offshore vendors that they had delayed during the recession.

Individual detractors from relative performance included the Fund’s underweight positions in Exxon Mobil Corp., QUALCOMM, Inc. and Caterpillar, Inc., three stocks that performed strongly in the Benchmark. Shares of integrated energy company Exxon Mobil Corp. advanced due to rising oil prices and increased production of natural gas during the reporting period. Shares of communications equipment provider QUALCOMM, Inc. increased due to the company’s strong quarterly earnings and increased expectations for its full-year profit. Shares of construction and agricultural machinery provider Caterpillar, Inc. advanced on the company’s strong earnings, boosted by recovering demand for its products.

HOW WAS
THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in

an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of
this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector, where the Fund’s portfolio managers identified their most attractive investment opportunities. The Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

6.7
%

2.

Amazon.com, Inc.

4.1

3.

International Business Machines Corp.

3.3

4.

Cognizant Technology Solutions Corp., Class A

2.8

5.

Occidental Petroleum Corp.

2.0

6.

Express Scripts, Inc.

2.0

7.

BorgWarner, Inc.

2.0

8.

McDonald’s Corp.

2.0

9.

DIRECTV, Class A

2.0

10.

Allergan, Inc.

2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

31.2
%

Consumer Discretionary

19.2

Industrials

13.0

Health Care

12.9

Energy

9.3

Consumer Staples

5.8

Materials

3.7

Financials

1.0

Short-Term Investment

3.9

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s
composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/22/94

Without Sales Charge

41.11
%

6.95
%

2.49
%

With Sales Charge*

33.69

5.80

1.94

CLASS B SHARES

1/14/94

Without CDSC

40.35

6.36

2.03

With CDSC**

35.35

6.05

2.03

CLASS C SHARES

11/4/97

Without CDSC

40.31

6.38

1.86

With CDSC***

39.31

6.38

1.86

CLASS R2 SHARES

11/3/08

40.67

6.68

2.21

CLASS R5 SHARES

4/14/09

41.62

7.28

2.78

CLASS R6 SHARES

11/30/10

41.68

7.29

2.78

SELECT CLASS SHARES

2/28/92

41.29

7.20

2.74

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000
Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the
Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000
Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

26.52%

Russell 1000 Value Index

28.94%

Net Assets as of 6/30/2011 (In Thousands)

$
667,824

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology sector and overweight in the banks and brokers sector detracted from relative performance, while the Fund’s stock selection in the industrial cyclical and basic materials sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Hewlett-Packard Co. and Cisco Systems, Inc. Shares of Hewlett-Packard
Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about the company’s ability to compete in an environment increasingly dominated by mobile and cloud computing also weighed on the stock. Shares of Cisco Systems, Inc. declined after the communications equipment provider’s fourth-quarter earnings fell short of investors’ expectations. The Fund’s position in EOG Resources, Inc. also detracted from relative performance. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale.

Individual contributors to relative performance included the Fund’s positions in
Freeport-McMoRan Copper & Gold, Inc. and Biogen Idec, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong earnings due to historically high copper prices and strong demand from China. Shares of biotechnology and drugs company Biogen Idec, Inc. advanced as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. The Fund’s position in UnitedHealth Group, Inc., an accident and health insurance company, also contributed to relative performance. The stock increased after the company reported better-than-expected first-quarter profit, fueled by enrollment growth across its health plans.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the technology sector. The Fund’s portfolio managers saw attractive investment opportunities in this sector, particularly among hardware and networking companies that offered attractive valuations and which the Fund’s portfolio managers believed appeared well positioned to benefit from the continued increase in enterprise technology spending.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Chevron Corp.

3.5
%

2.

Wells Fargo & Co.

3.4

3.

Citigroup, Inc.

3.4

4.

Merck & Co., Inc.

2.5

5.

Verizon Communications, Inc.

2.4

6.

ConocoPhillips

2.2

7.

MetLife, Inc.

2.0

8.

Prudential Financial, Inc.

2.0

9.

UnitedHealth Group, Inc.

2.0

10.

Pfizer, Inc.

1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

26.3
%

Health Care

14.5

Energy

13.3

Information Technology

12.0

Consumer Discretionary

10.8

Industrials

9.0

Materials

3.7

Consumer Staples

3.6

Telecommunication Services

3.6

Utilities

3.1

Short-Term Investment

0.1

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

14

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/18/92

Without Sales Charge

26.42
%

1.18
%

1.65
%

With Sales Charge*

19.75

0.09

1.10

CLASS B SHARES

1/14/94

Without CDSC

25.71

0.64

1.15

With CDSC**

20.71

0.25

1.15

CLASS C SHARES

3/22/99

Without CDSC

25.76

0.64

1.03

With CDSC***

24.76

0.64

1.03

CLASS R2 SHARES

11/3/08

26.15

0.89

1.37

CLASS R5 SHARES

5/15/06

26.78

1.60

1.99

CLASS R6 SHARES

11/30/10

26.83

1.61

1.99

SELECT CLASS SHARES

3/1/91

26.52

1.38

1.88

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class
Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from
June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper,
Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

29.60%

S&P 500 Index

30.69%

Net Assets as of 6/30/2011 (In Thousands)

$
4,832,408

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares)
underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the energy and big banks and brokers sectors detracted from relative performance, while the
Fund’s stock selection in the industrial cyclical and pharmaceutical/medical technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in EOG Resources, Inc. and Cisco Systems, Inc. Shares of EOG Resources,
Inc. underperformed the Benchmark and its sector peers as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. Shares of Cisco Systems, Inc.
declined after the communications equipment provider reported consecutive weak quarterly results, falling short of investors’ expectations.

Individual contributors to relative performance included Biogen Idec, Inc. and Freeport-McMoRan Copper & Gold, Inc. Shares of biotechnology and drugs company Biogen Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong earnings due to historically high copper prices and strong demand from China.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had a modest tilt toward stocks that the Fund’s portfolio managers believed would benefit from an economic recovery, favoring

companies with strong cash flow, market leadership and solid growth prospects.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.1
%

2.

Chevron Corp.

2.1

3.

Time Warner, Inc.

2.1

4.

Exxon Mobil Corp.

2.1

5.

Schlumberger Ltd.

2.0

6.

Wells Fargo & Co.

2.0

7.

Microsoft Corp.

1.9

8.

Procter & Gamble Co. (The)

1.9

9.

Merck & Co., Inc.

1.8

10.

Coca-Cola Co. (The)

1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

18.7
%

Consumer Discretionary

13.4

Financials

13.3

Health Care

13.2

Energy

12.9

Industrials

10.1

Consumer Staples

7.4

Materials

3.8

Telecommunication Services

3.2

Utilities

2.7

U.S. Treasury Obligation

0.1

Short-Term Investment

1.2

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

16

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/10/01

Without Sales Charge

29.29
%

5.14
%

3.33
%

With Sales Charge*

22.50

4.00

2.78

CLASS B SHARES

9/10/01

Without CDSC

28.66

4.61

2.83

With CDSC**

23.66

4.27

2.83

CLASS C SHARES

9/10/01

Without CDSC

28.56

4.60

2.75

With CDSC***

27.56

4.60

2.75

CLASS R2 SHARES

11/3/08

28.96

5.01

3.27

CLASS R5 SHARES

5/15/06

29.78

5.61

3.79

CLASS R6 SHARES

11/30/10

29.83

5.62

3.80

INSTITUTIONAL CLASS SHARES

9/17/93

29.60

5.55

3.76

SELECT CLASS SHARES

9/10/01

29.47

5.41

3.60

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the
Class A, Class B and Class C Shares from 12/31/99 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C
Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5
Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and
Lipper Large-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper
Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper,
Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of
Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE
30, 2011

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 98.3%

Consumer Discretionary — 11.7%

Auto Components — 0.8%

138

Johnson Controls, Inc.

5,753

Automobiles — 0.5%

123

General Motors Co. (a)

3,719

Diversified Consumer Services — 0.2%

22

ITT Educational Services, Inc. (a)

1,745

Hotels, Restaurants & Leisure — 1.3%

98

Carnival Corp.

3,669

40

McDonald’s Corp.

3,398

22

Royal Caribbean Cruises Ltd. (a)

813

19

Yum! Brands, Inc.

1,050

8,930

Household Durables — 0.3%

72

Lennar Corp., Class A

1,301

8

Whirlpool Corp.

683

1,984

Internet & Catalog Retail — 1.2%

43

Amazon.com, Inc. (a)

8,752

Media — 4.0%

2

Cablevision Systems Corp., Class A

76

250

CBS Corp. (Non-Voting), Class B

7,134

43

Comcast Corp., Class A

1,082

60

DIRECTV, Class A (a)

3,049

36

DISH Network Corp., Class A (a)

1,110

37

Gannett Co., Inc.

529

210

Time Warner, Inc.

7,620

197

Walt Disney Co. (The)

7,675

28,275

Multiline Retail — 1.1%

7

Family Dollar Stores, Inc.

342

16

Kohl’s Corp.

810

37

Macy’s, Inc.

1,070

16

Nordstrom, Inc.

765

97

Target Corp.

4,564

7,551

Specialty Retail — 2.1%

9

Advance Auto Parts, Inc.

509

14

AutoZone, Inc. (a)

4,216

27

Bed Bath & Beyond, Inc. (a)

1,576

11

CarMax, Inc. (a)

364

153

Lowe’s Cos., Inc.

3,557

13

Ross Stores, Inc.

1,066

SHARES

SECURITY DESCRIPTION

VALUE($)

Specialty Retail — Continued

41

Staples, Inc.

654

59

TJX Cos., Inc.

3,120

15,062

Textiles, Apparel & Luxury Goods — 0.2%

14

Coach, Inc.

863

5

V.F. Corp.

543

1,406

Total Consumer Discretionary

83,177

Consumer Staples — 10.4%

Beverages — 3.3%

224

Coca-Cola Co. (The)

15,093

119

PepsiCo, Inc.

8,374

23,467

Food & Staples Retailing — 2.4%

78

CVS Caremark Corp.

2,935

110

Kroger Co. (The)

2,738

78

Safeway, Inc.

1,832

177

Wal-Mart Stores, Inc.

9,417

16,922

Food Products — 1.1%

58

ConAgra Foods, Inc.

1,497

129

General Mills, Inc.

4,783

25

Kellogg Co.

1,377

7,657

Household Products — 3.0%

47

Colgate-Palmolive Co.

4,100

53

Kimberly-Clark Corp.

3,548

222

Procter & Gamble Co. (The)

14,125

21,773

Tobacco — 0.6%

68

Philip Morris International, Inc.

4,540

Total Consumer Staples

74,359

Energy — 12.4%

Energy Equipment & Services — 1.5%

6

Helmerich & Payne, Inc.

403

34

National Oilwell Varco, Inc.

2,667

87

Schlumberger Ltd.

7,482

10,552

Oil, Gas & Consumable Fuels — 10.9%

79

Anadarko Petroleum Corp.

6,064

35

Apache Corp.

4,356

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
65	Chesapeake Energy Corp.	1,918
184	Chevron Corp.	18,953
104	ConocoPhillips	7,782
54	Devon Energy Corp.	4,264
51	EOG Resources, Inc.	5,363
202	Exxon Mobil Corp.	16,423
41	Marathon Oil Corp.	2,176
9	Noble Energy, Inc.	780
16	Pioneer Natural Resources Co.	1,406
21	Range Resources Corp.	1,149
96	Valero Energy Corp.	2,442
141	Williams Cos., Inc. (The)	4,274

		77,350

	Total Energy	87,902

	Financials — 13.5%
	Capital Markets — 2.2%
58	Charles Schwab Corp. (The)	957
11	E*Trade Financial Corp. (a)	151
24	Goldman Sachs Group, Inc. (The)	3,194
44	Invesco Ltd.	1,034
11	Janus Capital Group, Inc.	101
59	Morgan Stanley	1,360
30	Northern Trust Corp.	1,361
146	State Street Corp.	6,601
36	TD Ameritrade Holding Corp.	702

		15,461

	Commercial Banks — 3.2%
144	Huntington Bancshares, Inc.	946
144	Popular, Inc. (a)	397
31	SunTrust Banks, Inc.	805
239	U.S. Bancorp	6,102
498	Wells Fargo & Co.	13,960
38	Zions Bancorp	915

		23,125

	Consumer Finance — 0.8%
75	American Express Co.	3,857
40	Capital One Financial Corp.	2,061

		5,918

	Diversified Financial Services — 3.4%
870	Bank of America Corp.	9,535
273	Citigroup, Inc.	11,359
24	IntercontinentalExchange, Inc. (a)	3,018

		23,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.8%
43	ACE Ltd., (Switzerland)	2,810
66	Aflac, Inc.	3,081
42	Axis Capital Holdings Ltd., (Bermuda)	1,294
24	Berkshire Hathaway, Inc., Class B (a)	1,850
17	Everest Re Group Ltd., (Bermuda)	1,398
114	MetLife, Inc.	4,997
77	Prudential Financial, Inc.	4,894

		20,324

	Real Estate Investment Trusts (REITs) — 1.1%
4	Alexandria Real Estate Equities, Inc.	341
14	AvalonBay Communities, Inc.	1,759
30	DuPont Fabros Technology, Inc. (c)	746
11	Essex Property Trust, Inc.	1,461
199	Host Hotels & Resorts, Inc.	3,368

		7,675

	Total Financials	96,415

	Health Care — 11.7%
	Biotechnology — 2.0%
55	Biogen Idec, Inc. (a)	5,859
100	Celgene Corp. (a)	6,002
55	Dendreon Corp. (a)	2,154

		14,015

	Health Care Equipment & Supplies — 2.0%
51	Baxter International, Inc.	3,038
31	Becton, Dickinson & Co.	2,628
110	Covidien plc, (Ireland)	5,861
57	St. Jude Medical, Inc.	2,737

		14,264

	Health Care Providers & Services — 2.6%
3	CIGNA Corp.	159
61	DaVita, Inc. (a)	5,283
49	Humana, Inc.	3,963
30	McKesson Corp.	2,484
128	UnitedHealth Group, Inc.	6,577

		18,466

	Pharmaceuticals — 5.1%
217	Abbott Laboratories	11,408
56	Johnson & Johnson	3,745
278	Merck & Co., Inc.	9,811
86	Mylan, Inc. (a)	2,124
465	Pfizer, Inc.	9,579

		36,667

	Total Health Care	83,412

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrials — 11.2%
	Aerospace & Defense — 3.0%
104	Honeywell International, Inc.	6,168
2	Huntington Ingalls Industries, Inc. (a)	59
11	ITT Corp.	625
13	L-3 Communications Holdings, Inc.	1,137
20	Raytheon Co.	987
28	Textron, Inc.	656
130	United Technologies Corp.	11,515

		21,147

	Airlines — 0.1%
94	Southwest Airlines Co.	1,077

	Construction & Engineering — 0.8%
94	Fluor Corp.	6,065

	Electrical Equipment — 0.4%
44	Emerson Electric Co.	2,458
7	Thomas & Betts Corp. (a)	377

		2,835

	Industrial Conglomerates — 3.4%
76	3M Co.	7,237
560	General Electric Co.	10,560
131	Tyco International Ltd., (Switzerland)	6,450

		24,247

	Machinery — 1.4%
6	Donaldson Co., Inc.	346
35	Eaton Corp.	1,806
10	Joy Global, Inc.	943
9	Kennametal, Inc.	363
123	PACCAR, Inc.	6,279

		9,737

	Road & Rail — 2.1%
200	CSX Corp.	5,239
92	Norfolk Southern Corp.	6,879
24	Union Pacific Corp.	2,547

		14,665

	Total Industrials	79,773

	Information Technology — 16.4%
	Communications Equipment — 1.2%
230	Cisco Systems, Inc.	3,584
6	Harris Corp.	289
32	Juniper Networks, Inc. (a)	1,005
69	QUALCOMM, Inc.	3,924

		8,802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 5.0%
74	Apple, Inc. (a)	24,974
211	EMC Corp. (a)	5,805
41	NetApp, Inc. (a)	2,143
68	SanDisk Corp. (a)	2,822

		35,744

	Electronic Equipment, Instruments & Components — 1.0%
10	Amphenol Corp., Class A	551
22	Avnet, Inc. (a)	714
168	Corning, Inc.	3,040
84	TE Connectivity Ltd., (Switzerland)	3,080

		7,385

	Internet Software & Services — 0.1%
1	Google, Inc., Class A (a)	354

	IT Services — 3.6%
73	Accenture plc, (Ireland), Class A	4,423
46	Cognizant Technology Solutions Corp., Class A (a)	3,344
61	Genpact Ltd., (Bermuda) (a)	1,051
85	International Business Machines Corp.	14,582
8	MasterCard, Inc., Class A	2,411

		25,811

	Semiconductors & Semiconductor Equipment — 2.3%
128	Applied Materials, Inc.	1,670
111	Broadcom Corp., Class A (a)	3,724
48	Freescale Semiconductor Holdings I Ltd. (a)	888
19	KLA-Tencor Corp.	781
44	Lam Research Corp. (a)	1,962
21	Novellus Systems, Inc. (a)	748
67	Texas Instruments, Inc.	2,213
114	Xilinx, Inc.	4,147

		16,133

	Software — 3.2%
10	Citrix Systems, Inc. (a)	776
472	Microsoft Corp.	12,275
289	Oracle Corp.	9,501

		22,552

	Total Information Technology	116,781

	Materials — 3.7%
	Chemicals — 2.4%
11	Air Products & Chemicals, Inc.	1,051
11	CF Industries Holdings, Inc.	1,502
145	Dow Chemical Co. (The)	5,216
158	E.I. du Pont de Nemours & Co.	8,524

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts )

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
20	Georgia Gulf Corp. (a)	480
8	PPG Industries, Inc.	745

		17,518

	Containers & Packaging — 0.3%
55	Ball Corp.	2,111

	Metals & Mining — 1.0%
339	Alcoa, Inc.	5,375
28	Freeport-McMoRan Copper & Gold, Inc.	1,471

		6,846

	Total Materials	26,475

	Telecommunication Services — 3.9%
	Diversified Telecommunication Services — 2.5%
124	AT&T, Inc.	3,892
58	Frontier Communications Corp.	467
355	Verizon Communications, Inc.	13,217

		17,576

	Wireless Telecommunication Services — 1.4%
29	American Tower Corp., Class A (a)	1,533
74	Crown Castle International Corp. (a)	3,006
1,069	Sprint Nextel Corp. (a)	5,760

		10,299

	Total Telecommunication Services	27,875

	Utilities — 3.4%
	Electric Utilities — 1.6%
58	FirstEnergy Corp.	2,561
90	NextEra Energy, Inc.	5,194
102	Northeast Utilities	3,594

		11,349

	Gas Utilities — 0.6%
52	AGL Resources, Inc.	2,125
29	Oneok, Inc.	2,161

		4,286

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.5%
52	AES Corp. (The) (a)	665
79	Constellation Energy Group, Inc.	2,999

		3,664

	Multi-Utilities — 0.7%
107	CenterPoint Energy, Inc.	2,074
53	Sempra Energy	2,803

		4,877

	Total Utilities	24,176

	Total Common Stocks (Cost $602,523)	700,345

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
500	U.S. Treasury Note, 0.625%, 06/30/12 (k) (Cost $502)	502

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
7,099	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $7,099)	7,099

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
728	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $728)	728

	Total Investments — 99.5% (Cost $610,852)	708,674
	Other Assets in Excess of Liabilities — 0.5%	3,507

	NET ASSETS — 100.0%	$712,181

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
171	E-mini S&P 500	09/16/11	$11,248	$263

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 22.7%
	Hotels, Restaurants & Leisure — 6.8%
19	McDonald’s Corp.	1,621
25	Starwood Hotels & Resorts Worldwide, Inc.	1,377

		2,998

	Internet & Catalog Retail — 9.2%
9	Amazon.com, Inc. (a)	1,877
2	NetFlix, Inc. (a)	604
3	priceline.com, Inc. (a)	1,559

		4,040

	Media — 3.7%
32	DIRECTV, Class A (a)	1,604

	Textiles, Apparel & Luxury Goods — 3.0%
11	Fossil, Inc. (a)	1,311

	Total Consumer Discretionary	9,953

	Energy — 8.3%
	Energy Equipment & Services — 8.3%
23	National Oilwell Varco, Inc.	1,815
21	Schlumberger Ltd.	1,801

	Total Energy	3,616

	Financials — 4.5%
	Consumer Finance — 4.5%
38	Capital One Financial Corp.	1,958

	Health Care — 15.4%
	Biotechnology — 5.5%
7	Biogen Idec, Inc. (a)	749
28	Celgene Corp. (a)	1,672

		2,421

	Health Care Providers & Services — 5.4%
44	Express Scripts, Inc. (a)	2,371

	Pharmaceuticals — 4.5%
10	Allergan, Inc.	826
12	Teva Pharmaceutical Industries Ltd., (Israel), ADR	580
11	Valeant Pharmaceuticals International, Inc., (Canada)	568

		1,974

	Total Health Care	6,766

	Industrials — 13.5%
	Construction & Engineering — 2.4%
16	Fluor Corp.	1,064

	Machinery — 5.4%
12	Cummins, Inc.	1,246

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
12	Parker Hannifin Corp.	1,107

		2,353

	Road & Rail — 5.7%
29	Kansas City Southern (a)	1,731
8	Union Pacific Corp.	789

		2,520

	Total Industrials	5,937

	Information Technology — 31.2%
	Communications Equipment — 7.0%
36	Juniper Networks, Inc. (a)	1,145
34	QUALCOMM, Inc.	1,935

		3,080

	Computers & Peripherals — 15.1%
12	Apple, Inc. (a)	4,038
52	EMC Corp. (a)	1,444
22	NetApp, Inc. (a)	1,152

		6,634

	IT Services — 6.6%
29	Cognizant Technology Solutions
	Corp., Class A (a)	2,120
3	MasterCard, Inc., Class A	755

		2,875

	Semiconductors & Semiconductor Equipment — 2.5%
38	ARM Holdings plc, (United Kingdom), ADR	1,086

	Total Information Technology	13,675

	Materials — 0.8%
	Chemicals — 0.8%
3	CF Industries Holdings, Inc.	354

	Total Common Stocks (Cost $40,551)	42,259

Short-Term Investment — 4.8%
	Investment Company — 4.8%
2,119	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $2,119)	2,119

	Total Investments — 101.2% (Cost $42,670)	44,378
	Liabilities in Excess of Other Assets — (1.2)%	(530)

	NET ASSETS — 100.0%	$43,848

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 14.2%
	Auto Components — 0.7%
105	Gentex Corp.	3,177

	Distributors — 0.8%
67	Genuine Parts Co.	3,645

	Hotels, Restaurants & Leisure — 2.3%
80	McDonald’s Corp.	6,763
70	Yum! Brands, Inc.	3,850

		10,613

	Household Durables — 0.9%
60	Tupperware Brands Corp.	4,074

	Media — 4.8%
232	Cinemark Holdings, Inc.	4,811
74	McGraw-Hill Cos., Inc. (The)	3,101
49	Omnicom Group, Inc.	2,345
173	Regal Entertainment Group, Class A	2,134
69	Time Warner Cable, Inc.	5,346
121	Time Warner, Inc.	4,412

		22,149

	Specialty Retail — 3.1%
84	Gap, Inc. (The)	1,515
82	Home Depot, Inc.	2,984
119	Limited Brands, Inc.	4,564
25	Tiffany & Co.	1,932
61	TJX Cos., Inc.	3,204

		14,199

	Textiles, Apparel & Luxury Goods — 1.6%
41	NIKE, Inc., Class B	3,653
34	V.F. Corp.	3,691

		7,344

	Total Consumer Discretionary	65,201

	Consumer Staples — 9.0%
	Beverages — 1.5%
66	Coca-Cola Co. (The)	4,441
61	Dr. Pepper Snapple Group, Inc.	2,541

		6,982

	Food & Staples Retailing — 0.7%
57	Wal-Mart Stores, Inc.	3,045

	Food Products — 2.3%
95	Hershey Co. (The)	5,424
65	JM Smucker Co. (The)	4,999

		10,423

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.6%
29	Colgate-Palmolive Co.	2,491
79	Procter & Gamble Co. (The)	4,990

		7,481

	Tobacco — 2.9%
41	Lorillard, Inc.	4,496
132	Philip Morris International, Inc.	8,841

		13,337

	Total Consumer Staples	41,268

	Energy — 13.2%
	Oil, Gas & Consumable Fuels — 13.2%
137	Chevron Corp.	14,068
147	ConocoPhillips	11,029
63	Energy Transfer Equity LP	2,837
90	EQT Corp.	4,748
101	Exxon Mobil Corp.	8,211
25	Kinder Morgan, Inc. (c)	730
42	Marathon Oil Corp.	2,191
81	NuStar GP Holdings LLC	2,902
37	Occidental Petroleum Corp.	3,860
86	Spectra Energy Corp.	2,354
120	Teekay Corp., (Canada)	3,706
128	Williams Cos., Inc. (The)	3,875

	Total Energy	60,511

	Financials — 19.6%
	Capital Markets — 3.4%
17	BlackRock, Inc.	3,184
99	Northern Trust Corp.	4,564
84	T. Rowe Price Group, Inc.	5,038
74	W.P. Carey & Co. LLC	3,011

		15,797

	Commercial Banks — 5.9%
118	BB&T Corp.	3,175
65	M&T Bank Corp.	5,743
180	U.S. Bancorp	4,592
486	Wells Fargo & Co.	13,623

		27,133

	Consumer Finance — 1.5%
134	American Express Co.	6,918

	Insurance — 4.9%
81	Chubb Corp.	5,040
74	Cincinnati Financial Corp.	2,168
171	Old Republic International Corp.	2,012

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
99	OneBeacon Insurance Group Ltd., Class A	1,327
96	Travelers Cos., Inc. (The)	5,622
116	Validus Holdings Ltd., (Bermuda)	3,603
131	XL Group plc, (Ireland)	2,875

		22,647

	Real Estate Investment Trusts (REITs) — 3.4%
78	Acadia Realty Trust	1,584
70	Agree Realty Corp.	1,572
38	Alexandria Real Estate Equities, Inc.	2,911
63	National Health Investors, Inc.	2,817
20	Public Storage	2,280
96	Regency Centers Corp.	4,230

		15,394

	Thrifts & Mortgage Finance — 0.5%
45	Capitol Federal Financial, Inc.	526
142	People’s United Financial, Inc.	1,912

		2,438

	Total Financials	90,327

	Health Care — 10.6%
	Health Care Equipment & Supplies — 2.3%
49	Baxter International, Inc.	2,949
49	Becton, Dickinson & Co.	4,248
66	Covidien plc, (Ireland)	3,486

		10,683

	Health Care Providers & Services — 1.0%
159	Lincare Holdings, Inc.	4,651

	Pharmaceuticals — 7.3%
31	Abbott Laboratories	1,647
125	Johnson & Johnson	8,322
301	Merck & Co., Inc.	10,626
618	Pfizer, Inc.	12,735

		33,330

	Total Health Care	48,664

	Industrials — 10.8%
	Aerospace & Defense — 2.4%
85	Honeywell International, Inc.	5,035
69	United Technologies Corp.	6,081

		11,116

	Air Freight & Logistics — 0.6%
41	United Parcel Service, Inc., Class B	3,005

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.7%
110	Republic Services, Inc.	3,394

	Electrical Equipment — 0.6%
46	Emerson Electric Co.	2,604

	Industrial Conglomerates — 1.4%
66	3M Co.	6,298

	Machinery — 2.3%
27	Deere & Co.	2,243
70	Illinois Tool Works, Inc.	3,937
74	Snap-On, Inc.	4,592

		10,772

	Marine — 0.7%
209	Seaspan Corp., (Hong Kong)	3,055

	Road & Rail — 0.7%
43	Norfolk Southern Corp.	3,231

	Trading Companies & Distributors — 1.4%
21	W.W. Grainger, Inc. (c)	3,227
46	Watsco, Inc.	3,093

		6,320

	Total Industrials	49,795

	Information Technology — 6.3%
	Electronic Equipment, Instruments & Components — 0.5%
79	Molex, Inc. (c)	2,036

	IT Services — 1.6%
61	Automatic Data Processing, Inc.	3,219
24	International Business Machines Corp.	4,083

		7,302

	Semiconductors & Semiconductor Equipment — 2.9%
87	Analog Devices, Inc.	3,405
143	Intel Corp.	3,165
80	KLA-Tencor Corp.	3,226
100	Xilinx, Inc.	3,643

		13,439

	Software — 1.3%
233	Microsoft Corp.	6,045

	Total Information Technology	28,822

	Materials — 5.4%
	Chemicals — 4.6%
46	Air Products & Chemicals, Inc.	4,406
116	E.I. du Pont de Nemours & Co.	6,286
55	PPG Industries, Inc.	5,002
59	Scotts Miracle-Gro Co. (The), Class A	3,038

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Chemicals — Continued
28	Sherwin-Williams Co. (The)	2,315

		21,047

	Containers & Packaging — 0.8%
57	Greif, Inc., Class A	3,713

	Total Materials	24,760

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 3.6%
140	AT&T, Inc.	4,391
106	CenturyLink, Inc.	4,294
212	Verizon Communications, Inc.	7,900

	Total Telecommunication Services	16,585

	Utilities — 5.6%
	Electric Utilities — 2.7%
44	Edison International	1,705
57	NextEra Energy, Inc.	3,275
103	Northeast Utilities	3,626
97	Southern Co.	3,901

		12,507

	Gas Utilities — 0.9%
60	Oneok, Inc.	4,404

	Multi-Utilities — 1.8%
199	CMS Energy Corp. (c)	3,914
80	Sempra Energy	4,252

		8,166

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.2%
29	American Water Works Co., Inc.	864

	Total Utilities	25,941

	Total Common Stocks (Cost $367,762)	451,874

Short-Term Investment — 1.7%
	Investment Company — 1.7%
7,624	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $7,624)	7,624

Investment of Cash Collateral for Securities on Loan — 0.7%
	Investment Company — 0.7%
3,339	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $3,339)	3,339

	Total Investments — 100.7% (Cost $378,725)	462,837
	Liabilities in Excess of Other Assets — (0.7)%	(3,159)

	NET ASSETS — 100.0%	$459,678

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 15.0%
	Hotels, Restaurants & Leisure — 2.0%
33	McDonald’s Corp.	2,757
69	Yum! Brands, Inc.	3,817

		6,574

	Household Durables — 1.1%
54	Fortune Brands, Inc.	3,444

	Internet & Catalog Retail — 0.7%
79	Expedia, Inc.	2,290

	Media — 5.3%
139	Comcast Corp., Class A	3,512
156	Gannett Co., Inc.	2,227
50	McGraw-Hill Cos., Inc. (The)	2,083
72	Omnicom Group, Inc.	3,487
83	Time Warner, Inc.	3,004
67	Walt Disney Co. (The)	2,619

		16,932

	Specialty Retail — 4.3%
10	AutoZone, Inc. (a)	2,801
64	Gap, Inc. (The)	1,153
111	Home Depot, Inc.	4,002
36	Tiffany & Co.	2,819
59	TJX Cos., Inc.	3,115

		13,890

	Textiles, Apparel & Luxury Goods — 1.6%
32	NIKE, Inc., Class B	2,916
21	V.F. Corp.	2,247

		5,163

	Total Consumer Discretionary	48,293

	Consumer Staples — 5.8%
	Food & Staples Retailing — 2.4%
95	Walgreen Co.	4,029
73	Wal-Mart Stores, Inc.	3,901

		7,930

	Food Products — 1.1%
45	JM Smucker Co. (The)	3,439

	Household Products — 1.0%
50	Procter & Gamble Co. (The)	3,150

	Tobacco — 1.3%
64	Philip Morris International, Inc.	4,266

	Total Consumer Staples	18,785

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 15.4%
	Oil, Gas & Consumable Fuels — 15.4%
75	Chevron Corp.	7,667
105	ConocoPhillips	7,878
118	Devon Energy Corp.	9,323
77	El Paso Corp.	1,563
30	Energen Corp.	1,667
76	EQT Corp.	4,007
99	Exxon Mobil Corp.	8,064
60	Marathon Oil Corp.	3,182
81	Teekay Corp., (Canada)	2,514
121	Williams Cos., Inc. (The)	3,654

	Total Energy	49,519

	Financials — 26.1%
	Capital Markets — 5.6%
23	Affiliated Managers Group, Inc. (a)	2,293
108	Charles Schwab Corp. (The)	1,770
18	Goldman Sachs Group, Inc. (The)	2,396
133	Invesco Ltd.	3,117
61	Northern Trust Corp.	2,785
92	T. Rowe Price Group, Inc.	5,575

		17,936

	Commercial Banks — 6.7%
73	BB&T Corp.	1,962
35	M&T Bank Corp.	3,043
260	U.S. Bancorp	6,620
353	Wells Fargo & Co.	9,895

		21,520

	Consumer Finance — 2.0%
122	American Express Co.	6,328

	Diversified Financial Services — 3.8%
269	Bank of America Corp.	2,953
148	Citigroup, Inc.	6,182
10	CME Group, Inc.	3,003

		12,138

	Insurance — 5.2%
52	Arch Capital Group Ltd., (Bermuda) (a)	1,647
84	Hartford Financial Services Group, Inc.	2,223
69	Loews Corp.	2,896
65	Prudential Financial, Inc.	4,133
43	Transatlantic Holdings, Inc.	2,083
55	Validus Holdings Ltd., (Bermuda)	1,713
89	XL Group plc, (Ireland)	1,954

		16,649

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Management & Development — 2.4%
138	Brookfield Asset Management, Inc.,
	(Canada), Class A	4,574
170	Brookfield Office Properties, Inc.	3,280

		7,854

	Thrifts & Mortgage Finance — 0.4%
93	People’s United Financial, Inc.	1,248

	Total Financials	83,673

	Health Care — 9.3%
	Health Care Equipment & Supplies — 2.2%
38	Baxter International, Inc.	2,262
20	Becton, Dickinson & Co.	1,706
55	Covidien plc, (Ireland)	2,924

		6,892

	Health Care Providers & Services — 2.4%
150	Lincare Holdings, Inc.	4,388
65	UnitedHealth Group, Inc.	3,363

		7,751

	Pharmaceuticals — 4.7%
28	Abbott Laboratories	1,489
57	Johnson & Johnson	3,772
124	Merck & Co., Inc.	4,361
272	Pfizer, Inc.	5,611

		15,233

	Total Health Care	29,876

	Industrials — 10.8%
	Aerospace & Defense — 4.1%
71	Honeywell International, Inc.	4,219
23	L-3 Communications Holdings, Inc.	1,976
78	United Technologies Corp.	6,869

		13,064

	Electrical Equipment — 1.6%
40	Cooper Industries plc	2,369
51	Emerson Electric Co.	2,863

		5,232

	Industrial Conglomerates — 3.3%
37	3M Co.	3,538
363	General Electric Co.	6,850

		10,388

	Machinery — 1.8%
15	Caterpillar, Inc.	1,618

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
84	PACCAR, Inc.	4,266

		5,884

	Total Industrials	34,568

	Information Technology — 7.8%
	Communications Equipment — 1.7%
117	Cisco Systems, Inc.	1,829
64	QUALCOMM, Inc.	3,618

		5,447

	Computers & Peripherals — 2.2%
17	Apple, Inc. (a)	5,606
42	Hewlett-Packard Co.	1,540

		7,146

	Internet Software & Services — 0.5%
96	Yahoo!, Inc. (a)	1,450

	IT Services — 1.0%
19	International Business Machines Corp.	3,242

	Software — 2.4%
295	Microsoft Corp.	7,667

	Total Information Technology	24,952

	Materials — 2.7%
	Chemicals — 2.0%
58	Dow Chemical Co. (The)	2,092
81	E.I. du Pont de Nemours & Co.	4,389

		6,481

	Containers & Packaging — 0.7%
60	Bemis Co., Inc.	2,040

	Total Materials	8,521

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
79	AT&T, Inc.	2,472
140	Verizon Communications, Inc.	5,194

	Total Telecommunication Services	7,666

	Utilities — 1.4%
	Multi-Utilities — 1.4%
149	CMS Energy Corp.	2,930
30	Sempra Energy	1,560

	Total Utilities	4,490

	Total Common Stocks (Cost $225,007)	310,343

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.4%
	Investment Company — 3.4%
10,780	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $10,780)	10,780

	Total Investments — 100.1% (Cost $235,787)	321,123
	Liabilities in Excess of Other Assets — (0.1)%	(264)

	NET ASSETS — 100.0%	$320,859

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.8%
	Consumer Discretionary — 18.9%
	Auto Components — 2.6%
465	BorgWarner, Inc. (a)	37,527
285	Johnson Controls, Inc.	11,873

		49,400

	Hotels, Restaurants & Leisure — 3.1%
444	McDonald’s Corp.	37,430
159	Wynn Resorts Ltd.	22,851

		60,281

	Internet & Catalog Retail — 6.1%
385	Amazon.com, Inc. (a)	78,696
50	NetFlix, Inc. (a)	13,056
49	priceline.com, Inc. (a)	24,828

		116,580

	Media — 1.9%
736	DIRECTV, Class A (a)	37,421

	Multiline Retail — 1.1%
322	Dollar Tree, Inc. (a)	21,452

	Specialty Retail — 1.3%
385	O’Reilly Automotive, Inc. (a)	25,202

	Textiles, Apparel & Luxury Goods — 2.8%
189	Fossil, Inc. (a)	22,261
233	Polo Ralph Lauren Corp.	30,938

		53,199

	Total Consumer Discretionary	363,535

	Consumer Staples — 4.8%
	Beverages — 1.4%
412	Coca-Cola Co. (The)	27,744

	Personal Products — 1.6%
291	Estee Lauder Cos., Inc. (The), Class A	30,568

	Tobacco — 1.8%
511	Philip Morris International, Inc.	34,147

	Total Consumer Staples	92,459

	Energy — 9.2%
	Energy Equipment & Services — 2.9%
439	FMC Technologies, Inc. (a)	19,649
275	National Oilwell Varco, Inc.	21,506
162	Schlumberger Ltd.	14,004

		55,159

	Oil, Gas & Consumable Fuels — 6.3%
282	Concho Resources, Inc. (a)	25,893
457	Exxon Mobil Corp.	37,215
367	Occidental Petroleum Corp.	38,141

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
364	Whiting Petroleum Corp. (a)	20,715

		121,964

	Total Energy	177,123

	Financials — 1.0%
	Capital Markets — 1.0%
327	T. Rowe Price Group, Inc.	19,713

	Health Care — 12.7%
	Biotechnology — 4.0%
621	Alexion Pharmaceuticals, Inc. (a)	29,224
295	Biogen Idec, Inc. (a)	31,531
68	Celgene Corp. (a)	4,114
290	Dendreon Corp. (a)	11,432

		76,301

	Health Care Equipment & Supplies — 1.4%
171	Edwards Lifesciences Corp. (a)	14,881
33	Intuitive Surgical, Inc. (a)	12,280

		27,161

	Health Care Providers & Services — 1.9%
697	Express Scripts, Inc. (a)	37,610

	Health Care Technology — 0.8%
242	Cerner Corp. (a) (c)	14,801

	Life Sciences Tools & Services — 1.1%
287	Illumina, Inc. (a)	21,568

	Pharmaceuticals — 3.5%
449	Allergan, Inc.	37,337
240	Novo Nordisk A/S, (Denmark), ADR	30,055

		67,392

	Total Health Care	244,833

	Industrials — 12.8%
	Aerospace & Defense — 2.5%
247	Goodrich Corp.	23,541
150	Precision Castparts Corp.	24,697

		48,238

	Air Freight & Logistics — 0.8%
189	C.H. Robinson Worldwide, Inc.	14,924

	Machinery — 6.1%
320	Caterpillar, Inc.	34,089
358	Cummins, Inc.	37,039
309	Deere & Co.	25,485
224	Joy Global, Inc.	21,372

		117,985

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — 1.6%
297	Union Pacific Corp.	31,007

	Trading Companies & Distributors — 1.8%
227	W.W. Grainger, Inc.	34,848

	Total Industrials	247,002

	Information Technology — 30.7%
	Communications Equipment — 2.0%
61	F5 Networks, Inc. (a)	6,681
569	QUALCOMM, Inc.	32,319

		39,000

	Computers & Peripherals — 8.8%
377	Apple, Inc. (a)	126,638
628	EMC Corp. (a)	17,291
491	NetApp, Inc. (a)	25,936

		169,865

	Electronic Equipment, Instruments & Components — 1.1%
381	Amphenol Corp., Class A	20,549

	Internet Software & Services — 1.5%
95	Baidu, Inc., (China), ADR (a)	13,368
32	Google, Inc., Class A (a)	16,192

		29,560

	IT Services — 6.7%
736	Cognizant Technology Solutions Corp., Class A (a)	53,971
367	International Business Machines Corp.	62,904
38	MasterCard, Inc., Class A	11,300

		128,175

	Semiconductors & Semiconductor Equipment — 2.0%
438	Altera Corp.	20,283
660	ARM Holdings plc, (United Kingdom), ADR	18,752

		39,035

	Software — 8.6%
224	Citrix Systems, Inc. (a)	17,920
167	FactSet Research Systems, Inc.	17,077
347	Intuit, Inc. (a)	18,016
1,046	Oracle Corp.	34,416
371	Red Hat, Inc. (a)	17,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
314	Rovi Corp. (a)	17,982
215	Salesforce.com, Inc. (a)	32,016
109	VMware, Inc., Class A (a)	10,965

		165,426

	Total Information Technology	591,610

	Materials — 3.7%
	Chemicals — 2.5%
78	CF Industries Holdings, Inc.	11,036
242	Praxair, Inc.	26,198
128	Sherwin-Williams Co. (The)	10,718

		47,952

	Metals & Mining — 1.2%
432	Freeport-McMoRan Copper & Gold, Inc.	22,853

	Total Materials	70,805

	Total Common Stocks (Cost $1,745,118)	1,807,080

Preferred Stock — 0.9%
	Consumer Staples — 0.9%
	Beverages — 0.9%
508	Cia de Bebidas das Americas, (Brazil), ADR (Cost $15,854)	17,142

Short-Term Investment — 3.9%
	Investment Company — 3.9%
74,802	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $74,802)	74,802

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
747	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $747)	747

	Total Investments — 98.6% (Cost $1,836,521)	1,899,771
	Other Assets in Excess of Liabilities — 1.4%	26,228

	NET ASSETS — 100.0%	$1,925,999

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 100.1%
		Consumer Discretionary — 10.8%
		Auto Components — 1.6%
165		Johnson Controls, Inc.	6,879
68		TRW Automotive Holdings Corp. (a)	3,995

			10,874

		Automobiles — 0.9%
201		General Motors Co. (a)	6,117

		Hotels, Restaurants & Leisure — 0.5%
87		Carnival Corp.	3,271

		Household Durables — 0.0% (g)
2		Lennar Corp., Class A	35

		Media — 6.0%
295		CBS Corp. (Non-Voting), Class B	8,408
132		DIRECTV, Class A (a)	6,714
122		Gannett Co., Inc.	1,753
46		Time Warner Cable, Inc.	3,581
256		Time Warner, Inc.	9,311
265		Walt Disney Co. (The)	10,340

			40,107

		Multiline Retail — 1.0%
70		Kohl’s Corp.	3,518
69		Target Corp.	3,233

			6,751

		Specialty Retail — 0.8%
—	(h)	AutoZone, Inc. (a)	35
89		Bed Bath & Beyond, Inc. (a)	5,172
4		Lowe’s Cos., Inc.	84

			5,291

		Total Consumer Discretionary	72,446

		Consumer Staples — 3.6%
		Beverages — 0.5%
49		Coca-Cola Co. (The)	3,293

		Food & Staples Retailing — 1.5%
273		CVS Caremark Corp.	10,261

		Household Products — 1.6%
—	(h)	Colgate-Palmolive Co.	27
167		Procter & Gamble Co. (The)	10,603

			10,630

		Total Consumer Staples	24,184

		Energy — 13.4%
		Energy Equipment & Services — 1.2%
68		Baker Hughes, Inc.	4,925
61		Halliburton Co.	3,106

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
1	Schlumberger Ltd.	84

		8,115

	Oil, Gas & Consumable Fuels — 12.2%
100	Anadarko Petroleum Corp.	7,678
55	Apache Corp.	6,762
228	Chevron Corp.	23,486
196	ConocoPhillips	14,767
83	Devon Energy Corp.	6,509
30	EOG Resources, Inc.	3,162
1	Exxon Mobil Corp.	94
82	Marathon Oil Corp.	4,295
84	Occidental Petroleum Corp.	8,752
190	Williams Cos., Inc. (The)	5,733

		81,238

	Total Energy	89,353

	Financials — 26.4%
	Capital Markets — 4.4%
73	Goldman Sachs Group, Inc. (The)	9,671
322	Morgan Stanley	7,406
214	State Street Corp.	9,629
131	TD Ameritrade Holding Corp.	2,565

		29,271

	Commercial Banks — 6.1%
180	BB&T Corp.	4,837
2	Comerica, Inc.	56
214	Fifth Third Bancorp	2,730
8	Huntington Bancshares, Inc.	54
296	U.S. Bancorp	7,560
809	Wells Fargo & Co.	22,709
112	Zions Bancorp	2,689

		40,635

	Consumer Finance — 1.5%
132	Capital One Financial Corp.	6,807
310	Imperial Holdings, Inc. (a)	3,151

		9,958

	Diversified Financial Services — 6.1%
979	Bank of America Corp.	10,728
539	Citigroup, Inc.	22,454
2	CME Group, Inc.	671
478	KKR Financial Holdings LLC	4,688
136	North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	2,306

		40,847

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 7.4%
143	ACE Ltd., (Switzerland)	9,415
212	Aflac, Inc. (m)	9,897
1	Berkshire Hathaway, Inc., Class B (a)	41
39	Everest Re Group Ltd., (Bermuda)	3,212
306	MetLife, Inc.	13,418
209	Prudential Financial, Inc.	13,273
1	RenaissanceRe Holdings Ltd., (Bermuda)	35

		49,291

	Real Estate Investment Trusts (REITs) — 0.9%
340	Annaly Capital Management, Inc.	6,136
1	HCP, Inc.	43

		6,179

	Total Financials	176,181

	Health Care — 14.5%
	Biotechnology — 1.8%
67	Biogen Idec, Inc. (a)	7,167
81	Celgene Corp. (a)	4,862

		12,029

	Health Care Equipment & Supplies — 2.0%
25	Becton, Dickinson & Co.	2,138
168	Covidien plc, (Ireland)	8,919
46	St. Jude Medical, Inc.	2,182

		13,239

	Health Care Providers & Services — 4.3%
42	Humana, Inc.	3,356
64	McKesson Corp.	5,324
257	UnitedHealth Group, Inc.	13,250
88	WellPoint, Inc.	6,913

		28,843

	Pharmaceuticals — 6.4%
114	Abbott Laboratories	6,020
109	Johnson & Johnson	7,232
482	Merck & Co., Inc.	16,994
627	Pfizer, Inc.	12,912

		43,158

	Total Health Care	97,269

	Industrials — 9.0%
	Aerospace & Defense — 1.1%
59	Honeywell International, Inc.	3,509
42	United Technologies Corp.	3,761

		7,270

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.6%
58	Fluor Corp.	3,742

	Industrial Conglomerates — 2.6%
40	3M Co.	3,833
407	General Electric Co.	7,673
126	Tyco International Ltd., (Switzerland)	6,230

		17,736

	Machinery — 2.4%
92	Eaton Corp.	4,728
20	Joy Global, Inc.	1,864
69	Navistar International Corp. (a)	3,881
61	Parker Hannifin Corp.	5,493

		15,966

	Road & Rail — 2.3%
169	Hertz Global Holdings, Inc. (a)	2,683
130	Norfolk Southern Corp.	9,733
32	Union Pacific Corp.	3,311

		15,727

	Total Industrials	60,441

	Information Technology — 12.0%
	Communications Equipment — 1.4%
391	Cisco Systems, Inc.	6,105
52	Motorola Mobility Holdings, Inc. (a)	1,154
35	QUALCOMM, Inc.	1,965

		9,224

	Computers & Peripherals — 2.2%
15	Apple, Inc. (a)	5,099
258	Hewlett-Packard Co.	9,373

		14,472

	Electronic Equipment, Instruments & Components — 2.0%
61	Arrow Electronics, Inc. (a)	2,523
90	Avnet, Inc. (a)	2,863
103	Corning, Inc.	1,869
124	Ingram Micro, Inc., Class A (a)	2,250
108	TE Connectivity Ltd., (Switzerland)	3,954

		13,459

	IT Services — 1.6%
29	Accenture plc, (Ireland), Class A	1,728
35	Global Payments, Inc.	1,764
13	MasterCard, Inc., Class A	3,999
151	Western Union Co. (The)	3,032

		10,523

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 3.3%
122	Broadcom Corp., Class A (a)	4,114
102	Freescale Semiconductor Holdings I Ltd. (a) (c)	1,872
298	Intel Corp.	6,613
61	Lam Research Corp. (a)	2,684
241	Micron Technology, Inc. (a)	1,802
1	Novellus Systems, Inc. (a)	18
140	Xilinx, Inc.	5,101

		22,204

	Software — 1.5%
52	Adobe Systems, Inc. (a)	1,629
325	Microsoft Corp.	8,452

		10,081

	Total Information Technology	79,963

	Materials — 3.7%
	Chemicals — 2.1%
160	Dow Chemical Co. (The)	5,764
152	E.I. du Pont de Nemours & Co.	8,206

		13,970

	Containers & Packaging — 0.8%
67	Ball Corp.	2,592
69	Crown Holdings, Inc. (a)	2,659

		5,251

	Metals & Mining — 0.8%
332	Alcoa, Inc.	5,266

	Total Materials	24,487

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 2.4%
434	Verizon Communications, Inc.	16,146

	Wireless Telecommunication Services — 1.2%
1,442	Sprint Nextel Corp. (a)	7,772

	Total Telecommunication Services	23,918

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.1%
	Electric Utilities — 1.5%
1	FirstEnergy Corp.	64
111	NextEra Energy, Inc.	6,383
217	NV Energy, Inc.	3,333

		9,780

	Gas Utilities — 0.1%
13	Oneok, Inc.	928

	Multi-Utilities — 0.8%
86	CenterPoint Energy, Inc.	1,654
72	Sempra Energy	3,833

		5,487

	Water Utilities — 0.7%
151	American Water Works Co., Inc.	4,446

	Total Utilities	20,641

	Total Common Stocks (Cost $542,127)	668,883

Short-Term Investment — 0.1%
	Investment Company — 0.1%
527	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $527)	527

Investment of Cash Collateral for Securities on Loan — 0.3%
	Investment Company — 0.3%
1,765	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $1,765)	1,765

	Total Investments — 100.5% (Cost $544,419)	671,175
	Liabilities in Excess of Other Assets — (0.5)%	(3,351)

	NET ASSETS — 100.0%	$667,824

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 13.3%
	Auto Components — 1.7%
119	BorgWarner, Inc. (a)	9,587
1,701	Johnson Controls, Inc.	70,849
41	TRW Automotive Holdings Corp. (a)	2,408

		82,844

	Automobiles — 1.0%
1,560	General Motors Co. (a)	47,364

	Diversified Consumer Services — 0.2%
101	ITT Educational Services, Inc. (a)	7,871

	Hotels, Restaurants & Leisure — 1.7%
912	Carnival Corp.	34,337
46	Darden Restaurants, Inc.	2,285
113	McDonald’s Corp.	9,569
60	Starwood Hotels & Resorts Worldwide, Inc. (c)	3,372
41	Wynn Resorts Ltd.	5,815
496	Yum! Brands, Inc.	27,385

		82,763

	Household Durables — 0.4%
425	Lennar Corp., Class A	7,707
15	NVR, Inc. (a) (c)	10,936

		18,643

	Internet & Catalog Retail — 1.8%
388	Amazon.com, Inc. (a)	79,363
12	NetFlix, Inc. (a) (c)	3,252
12	priceline.com, Inc. (a)	6,317

		88,932

	Leisure Equipment & Products — 0.1%
131	Mattel, Inc.	3,607

	Media — 3.9%
870	CBS Corp. (Non-Voting), Class B	24,793
816	Comcast Corp., Class A	20,690
293	DIRECTV, Class A (a)	14,887
502	Gannett Co., Inc.	7,195
2,804	Time Warner, Inc.	101,974
540	Walt Disney Co. (The)	21,062

		190,601

	Multiline Retail — 0.5%
81	Dollar Tree, Inc. (a)	5,424
145	Kohl’s Corp.	7,240
224	Target Corp.	10,511

		23,175

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 1.4%
49	AutoZone, Inc. (a)	14,409
54	Bed Bath & Beyond, Inc. (a)	3,146
619	Home Depot, Inc.	22,425
780	Lowe’s Cos., Inc.	18,191
98	O’Reilly Automotive, Inc. (a)	6,405
164	Staples, Inc.	2,584

		67,160

	Textiles, Apparel & Luxury Goods — 0.6%
218	Coach, Inc.	13,963
49	Fossil, Inc. (a)	5,740
8	NIKE, Inc., Class B	679
60	Polo Ralph Lauren Corp.	7,951
17	V.F. Corp.	1,813

		30,146

	Total Consumer Discretionary	643,106

	Consumer Staples — 7.3%
	Beverages — 2.6%
1,295	Coca-Cola Co. (The)	87,158
14	Dr. Pepper Snapple Group, Inc.	604
548	PepsiCo, Inc.	38,585

		126,347

	Food & Staples Retailing — 0.9%
466	CVS Caremark Corp.	17,519
481	Sysco Corp.	14,989
197	Wal-Mart Stores, Inc.	10,492

		43,000

	Food Products — 1.0%
612	Campbell Soup Co.	21,160
576	General Mills, Inc.	21,421
103	Kellogg Co.	5,712

		48,293

	Household Products — 2.4%
331	Colgate-Palmolive Co.	28,950
1,415	Procter & Gamble Co. (The)	89,965

		118,915

	Personal Products — 0.2%
74	Estee Lauder Cos., Inc. (The), Class A	7,813

	Tobacco — 0.2%
132	Philip Morris International, Inc.	8,818

	Total Consumer Staples	353,186

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy — 12.9%
	Energy Equipment & Services — 3.0%
122	Baker Hughes, Inc.	8,852
201	Cameron International Corp. (a)	10,099
116	FMC Technologies, Inc. (a)	5,196
134	Halliburton Co.	6,833
214	National Oilwell Varco, Inc.	16,748
1,109	Schlumberger Ltd.	95,793

		143,521

	Oil, Gas & Consumable Fuels — 9.9%
59	Anadarko Petroleum Corp.	4,552
168	Apache Corp.	20,769
1,006	Chevron Corp.	103,470
72	Concho Resources, Inc. (a)	6,639
646	ConocoPhillips	48,597
375	Devon Energy Corp.	29,587
441	EOG Resources, Inc.	46,071
1,217	Exxon Mobil Corp.	99,034
48	Marathon Oil Corp.	2,534
20	Noble Energy, Inc.	1,785
722	Occidental Petroleum Corp.	75,113
269	Southwestern Energy Co. (a)	11,528
93	Whiting Petroleum Corp. (a)	5,314
739	Williams Cos., Inc. (The)	22,359

		477,352

	Total Energy	620,873

	Financials — 13.3%
	Capital Markets — 2.8%
373	Goldman Sachs Group, Inc. (The)	49,686
569	Invesco Ltd.	13,322
1,494	Morgan Stanley	34,381
558	State Street Corp.	25,154
83	T. Rowe Price Group, Inc.	4,998
263	TD Ameritrade Holding Corp.	5,140

		132,681

	Commercial Banks — 2.9%
303	BB&T Corp.	8,136
943	Fifth Third Bancorp	12,024
154	Huntington Bancshares, Inc.	1,009
88	SVB Financial Group (a) (c)	5,281
527	U.S. Bancorp	13,443
3,381	Wells Fargo & Co.	94,858
232	Zions Bancorp	5,576

		140,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — 0.6%
417	American Express Co.	21,565
79	Capital One Financial Corp.	4,074
187	Imperial Holdings, Inc. (a)	1,897

		27,536

	Diversified Financial Services — 3.2%
5,020	Bank of America Corp.	55,023
1,827	Citigroup, Inc.	76,080
29	CME Group, Inc.	8,526
100	IntercontinentalExchange, Inc. (a)	12,426
372	KKR Financial Holdings LLC	3,651

		155,706

	Insurance — 3.4%
444	ACE Ltd., (Switzerland)	29,231
493	Aflac, Inc. (m)	23,001
71	Axis Capital Holdings Ltd., (Bermuda)	2,196
113	Berkshire Hathaway, Inc., Class B (a)	8,751
78	Everest Re Group Ltd., (Bermuda)	6,355
240	First American Financial Corp.	3,761
928	MetLife, Inc.	40,716
597	Prudential Financial, Inc.	37,958
88	RenaissanceRe Holdings Ltd., (Bermuda)	6,165
205	XL Group plc, (Ireland)	4,504

		162,638

	Real Estate Investment Trusts (REITs) — 0.4%
163	Annaly Capital Management, Inc.	2,931
436	HCP, Inc.	16,009
32	ProLogis, Inc.	1,136
27	Regency Centers Corp.	1,189

		21,265

	Total Financials	640,153

	Health Care — 13.1%
	Biotechnology — 2.6%
159	Alexion Pharmaceuticals, Inc. (a)	7,459
543	Biogen Idec, Inc. (a)	58,030
695	Celgene Corp. (a)	41,939
467	Dendreon Corp. (a)	18,419

		125,847

	Health Care Equipment & Supplies — 1.9%
257	Becton, Dickinson & Co.	22,119
808	Covidien plc, (Ireland)	42,996
43	Edwards Lifesciences Corp. (a)	3,743
8	Intuitive Surgical, Inc. (a)	3,074

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
421	St. Jude Medical, Inc.	20,094

		92,026

	Health Care Providers & Services — 2.8%
466	Cardinal Health, Inc.	21,145
168	DaVita, Inc. (a)	14,589
179	Express Scripts, Inc. (a)	9,651
265	Humana, Inc.	21,345
199	McKesson Corp.	16,682
780	UnitedHealth Group, Inc.	40,218
148	WellPoint, Inc.	11,635

		135,265

	Health Care Technology — 0.1%
66	Cerner Corp. (a)	4,058

	Life Sciences Tools & Services — 0.2%
73	Illumina, Inc. (a)	5,468
56	Thermo Fisher Scientific, Inc. (a)	3,631

		9,099

	Pharmaceuticals — 5.5%
1,288	Abbott Laboratories	67,791
115	Allergan, Inc.	9,607
613	Johnson & Johnson	40,804
2,514	Merck & Co., Inc.	88,731
188	Mylan, Inc. (a)	4,633
63	Novo Nordisk A/S, (Denmark), ADR	7,855
1,756	Pfizer, Inc.	36,183
247	Teva Pharmaceutical Industries Ltd., (Israel), ADR	11,892

		267,496

	Total Health Care	633,791

	Industrials — 10.1%
	Aerospace & Defense — 2.8%
63	Goodrich Corp.	6,055
710	Honeywell International, Inc.	42,323
38	Precision Castparts Corp.	6,289
926	United Technologies Corp.	81,994

		136,661

	Air Freight & Logistics — 0.1%
49	C.H. Robinson Worldwide, Inc.	3,832

	Construction & Engineering — 0.6%
481	Fluor Corp.	31,096

	Electrical Equipment — 0.4%
314	Emerson Electric Co.	17,679

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.9%
439	3M Co.	41,637
1,012	General Electric Co.	19,091
656	Tyco International Ltd., (Switzerland)	32,405

		93,133

	Machinery — 1.9%
82	Caterpillar, Inc.	8,714
92	Cummins, Inc.	9,521
83	Deere & Co.	6,833
71	Joy Global, Inc.	6,789
1,114	PACCAR, Inc.	56,904
44	Parker Hannifin Corp.	3,906

		92,667

	Road & Rail — 2.2%
840	CSX Corp.	22,036
102	Hertz Global Holdings, Inc. (a)	1,616
637	Norfolk Southern Corp.	47,696
320	Union Pacific Corp.	33,384

		104,732

	Trading Companies & Distributors — 0.2%
58	W.W. Grainger, Inc. (c)	8,896

	Total Industrials	488,696

	Information Technology — 18.6%
	Communications Equipment — 2.4%
3,096	Cisco Systems, Inc.	48,329
15	F5 Networks, Inc. (a)	1,622
720	Juniper Networks, Inc. (a)	22,685
117	Motorola Mobility Holdings, Inc. (a)	2,576
747	QUALCOMM, Inc.	42,430

		117,642

	Computers & Peripherals — 4.9%
588	Apple, Inc. (a)	197,323
302	EMC Corp. (a)	8,322
483	Hewlett-Packard Co.	17,570
125	NetApp, Inc. (a)	6,592
122	SanDisk Corp. (a)	5,053

		234,860

	Electronic Equipment, Instruments & Components — 0.6%
97	Amphenol Corp., Class A	5,215
37	Arrow Electronics, Inc. (a)	1,535
54	Avnet, Inc. (a)	1,728
76	Ingram Micro, Inc., Class A (a)	1,370
563	TE Connectivity Ltd., (Switzerland)	20,690

		30,538

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — 0.5%
28	Baidu, Inc., (China), ADR (a)	3,898
36	Google, Inc., Class A (a)	18,366

		22,264

	IT Services — 3.2%
245	Accenture plc, (Ireland), Class A	14,800
614	Cognizant Technology Solutions Corp., Class A (a)	45,011
500	Genpact Ltd., (Bermuda) (a)	8,626
27	Global Payments, Inc.	1,376
238	International Business Machines Corp.	40,744
85	MasterCard, Inc., Class A	25,720
260	VeriFone Systems, Inc. (a)	11,552
38	Visa, Inc., Class A	3,209
93	Western Union Co. (The)	1,857

		152,895

	Semiconductors & Semiconductor Equipment — 2.7%
106	Altera Corp.	4,928
148	Analog Devices, Inc.	5,802
170	ARM Holdings plc, (United Kingdom), ADR	4,832
976	Broadcom Corp., Class A (a)	32,821
566	Freescale Semiconductor Holdings I Ltd. (a)	10,413
176	Intel Corp.	3,902
112	KLA-Tencor Corp.	4,548
749	Lam Research Corp. (a)	33,162
75	Novellus Systems, Inc. (a)	2,716
829	Xilinx, Inc.	30,246

		133,370

	Software — 4.3%
580	Adobe Systems, Inc. (a)	18,238
154	Citrix Systems, Inc. (a)	12,325
42	FactSet Research Systems, Inc.	4,307
90	Intuit, Inc. (a)	4,654
3,594	Microsoft Corp.	93,446
1,669	Oracle Corp.	54,918
94	Red Hat, Inc. (a)	4,301
79	Rovi Corp. (a)	4,549
55	Salesforce.com, Inc. (a)	8,235
27	VMware, Inc., Class A (a)	2,716

		207,689

	Total Information Technology	899,258

	Materials — 3.8%
	Chemicals — 2.6%
302	Air Products & Chemicals, Inc.	28,857
20	CF Industries Holdings, Inc.	2,835

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
680	Dow Chemical Co. (The)	24,490
991	E.I. du Pont de Nemours & Co.	53,587
265	Georgia Gulf Corp. (a)	6,387
61	Praxair, Inc.	6,644
32	Sherwin-Williams Co. (The)	2,698

		125,498

	Containers & Packaging — 0.2%
41	Ball Corp.	1,558
177	Crown Holdings, Inc. (a)	6,863

		8,421

	Metals & Mining — 1.0%
1,550	Alcoa, Inc.	24,582
425	Freeport-McMoRan Copper & Gold, Inc.	22,461

		47,043

	Total Materials	180,962

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 2.3%
829	AT&T, Inc.	26,051
586	Frontier Communications Corp.	4,732
2,129	Verizon Communications, Inc.	79,271

		110,054

	Wireless Telecommunication Services — 0.9%
65	American Tower Corp., Class A (a)	3,399
7,966	Sprint Nextel Corp. (a)	42,939

		46,338

	Total Telecommunication Services	156,392

	Utilities — 2.7%
	Electric Utilities — 1.5%
311	FirstEnergy Corp.	13,728
633	NextEra Energy, Inc.	36,387
403	Northeast Utilities	14,161
695	NV Energy, Inc.	10,667

		74,943

	Gas Utilities — 0.2%
153	AGL Resources, Inc.	6,216
60	Oneok, Inc.	4,419

		10,635

	Independent Power Producers & Energy Traders — 0.2%
231	Constellation Energy Group, Inc.	8,779

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 0.6%
602	CenterPoint Energy, Inc.	11,641
360	Sempra Energy	19,015

		30,656

	Water Utilities — 0.2%
254	American Water Works Co., Inc.	7,475

	Total Utilities	132,488

	Total Common Stocks (Cost $3,859,488)	4,748,905

Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Beverages — 0.1%
128	Cia de Bebidas das Americas, (Brazil), ADR (Cost $3,177)	4,314

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
3,200	U.S. Treasury Note, 0.625%, 06/30/12 (k) (m) (Cost $3,213)	3,213

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.2%
	Investment Company — 1.2%
60,008	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $60,008)	60,008

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
7,243	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $7,243)	7,243

	Total Investments — 99.8% (Cost $3,933,129)	4,823,683
	Other Assets in Excess of Liabilities — 0.2%	8,725

	NET ASSETS — 100.0%	$4,832,408

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
564	E-mini S&P 500	09/16/11	$37,097	$1,214

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	39

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Large Cap Value Fund	$2,306	0.3%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$700,847		$42,259		$451,874		$310,343
Investments in affiliates, at value	7,827		2,119		10,963		10,780

Total investment securities, at value	708,674		44,378		462,837		321,123
Cash	—		—		—	(a)	—	(a)
Receivables:
Investment securities sold	3,296		1,045		—		—
Fund shares sold	3,678		—		3,405		91
Interest and dividends	773		9		913		326
Securities lending income	1		—		1		2
Variation margin on futures contracts	65		—		—		—
Prepaid expenses and other assets	18		—		—		2

Total Assets	716,505		45,432		467,156		321,544

LIABILITIES:
Payables:
Dividends	22		—		425		49
Investment securities purchased	3,145		1,243		2,718		—
Collateral for securities lending program	728		—		3,339		—
Fund shares redeemed	153		250		594		156
Accrued liabilities:
Investment advisory fees	138		21		113		102
Administration fees	40		3		32		24
Shareholder servicing fees	13		9		88		64
Distribution fees	—	(a)	—	(a)	63		67
Custodian and accounting fees	31		13		14		8
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	4		—
Transfer agent fees	—		8		43		139
Other	53		37		45		76

Total Liabilities	4,324		1,584		7,478		685

Net Assets	$712,181		$43,848		$459,678		$320,859

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$635,788	$44,065	$375,012	$330,047
Accumulated undistributed (distributions in excess of) net investment income	125	— (a)	(477)	(67)
Accumulated net realized gains (losses)	(21,817)	(1,925)	1,031	(94,457)
Net unrealized appreciation (depreciation)	98,085	1,708	84,112	85,336

Total Net Assets	$712,181	$43,848	$459,678	$320,859

Net Assets:
Class A	$3,399	$103	$217,462	$306,850
Class B	—	—	5,962	4,439
Class C	—	102	28,947	3,837
Class R2	—	—	51	—
Class R5	—	26	2,925	—
Class R6	577,140	—	—	—
Institutional Class	119,152	—	—	—
Select Class	12,490	43,617	204,331	5,733

Total	$712,181	$43,848	$459,678	$320,859

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	202	7	23,177	10,859
Class B	—	—	639	161
Class C	—	7	3,113	146
Class R2	—	—	5	—
Class R5	—	2	308	—
Class R6	34,294	—	—	—
Institutional Class	7,080	—	—	—
Select Class	741	2,794	21,518	195

Net Asset Value:
Class A — Redemption price per share	$16.80	$15.47	$9.38	$28.26
Class B — Offering price per share (b)	—	—	9.33	27.62
Class C — Offering price per share (b)	—	15.21	9.30	26.27
Class R2 — Offering and redemption price per share	—	—	9.38	—
Class R5 — Offering and redemption price per share	—	15.72	9.49	—
Class R6 — Offering and redemption price per share	16.83	—	—	—
Institutional Class — Offering and redemption price per share	16.83	—	—	—
Select Class — Offering and redemption price per share	16.86	15.61	9.50	29.39
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.73	$16.33	$9.90	$29.83

Cost of investments in non-affiliates	$603,025	$40,551	$367,762	$225,007
Cost of investments in affiliates	7,827	2,119	10,963	10,780
Value of securities on loan	706	—	3,306	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund		Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$1,824,222		$668,883	$4,756,432
Investments in affiliates, at value	75,549		2,292	67,251

Total investment securities, at value	1,899,771		671,175	4,823,683
Cash	1		—	3
Receivables:
Investment securities sold	6,605		7,359	29,858
Fund shares sold	34,441		111	18,575
Interest and dividends	1,194		888	4,694
Securities lending income	—	(a)	3	3
Variation margin on futures contracts	—		—	316

Total Assets	1,942,012		679,536	4,877,132

LIABILITIES:
Payables:
Dividends	—		1,748	6,790
Investment securities purchased	11,333		7,349	21,706
Collateral for securities lending program	747		1,765	7,243
Fund shares redeemed	2,220		298	5,924
Accrued liabilities:
Investment advisory fees	705		213	1,283
Administration fees	128		50	342
Shareholder servicing fees	347		125	735
Distribution fees	92		9	127
Custodian and accounting fees	15		16	92
Trustees’ and Chief Compliance Officer’s fees	2		3	3
Other	424		136	479

Total Liabilities	16,013		11,712	44,724

Net Assets	$1,925,999		$667,824	$4,832,408

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid in capital	$1,913,678	$688,751	$4,078,458
Accumulated undistributed (distributions in excess of) net investment income	(37)	236	170
Accumulated net realized gains (losses)	(50,892)	(147,919)	(137,988)
Net unrealized appreciation (depreciation)	63,250	126,756	891,768

Total Net Assets	$1,925,999	$667,824	$4,832,408

Net Assets:
Class A	$328,012	$25,668	$426,536
Class B	18,374	2,336	7,113
Class C	31,181	3,186	57,089
Class R2	626	123	8,533
Class R5	53,668	28,479	153,501
Class R6	30,386	11,006	549,478
Institutional Class	—	—	500,991
Select Class	1,463,752	597,026	3,129,167

Total	$1,925,999	$667,824	$4,832,408

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,657	2,242	40,047
Class B	922	207	677
Class C	1,577	284	5,452
Class R2	28	11	804
Class R5	2,397	2,510	14,393
Class R6	1,356	970	51,489
Institutional Class	—	—	46,982
Select Class	65,616	52,824	293,828

Net Asset Value:
Class A — Redemption price per share	$22.38	$11.45	$10.65
Class B — Offering price per share (b)	19.93	11.28	10.51
Class C — Offering price per share (b)	19.77	11.22	10.47
Class R2 — Offering and redemption price per share	22.24	11.42	10.62
Class R5 — Offering and redemption price per share	22.39	11.34	10.66
Class R6 — Offering and redemption price per share	22.40	11.34	10.67
Institutional Class — Offering and redemption price per share	—	—	10.66
Select Class — Offering and redemption price per share	22.31	11.30	10.65
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.62	$12.08	$11.24

Cost of investments in non-affiliates	$1,760,972	$542,127	$3,865,878
Cost of investments in affiliates	75,549	2,292	67,251
Value of securities on loan	739	1,778	7,105

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2		$—		$—		$—
Dividend income from non-affiliates	9,985		94		9,236		6,905
Dividend income from affiliates	10		1		10		5
Income from securities lending (net)	19		—		21		29
Other income	75		—		33		69

Total investment income	10,091		95		9,300		7,008

EXPENSES:
Investment advisory fees	1,311		103		1,151		1,243
Administration fees	470		15		258		280
Distribution fees:
Class A	5		—	(a)	352		748
Class B	—		—		48		37
Class C	—		1		103		24
Class R2	—		—		—	(a)	—
Shareholder servicing fees:
Class A	5		—	(a)	352		748
Class B	—		—		16		13
Class C	—		—	(a)	34		8
Class R2	—		—		—	(a)	—
Class R5	—		—	(a)	—	(a)	—
Institutional Class	214		—		—		—
Select Class	26		42		316		8
Custodian and accounting fees	75		32		35		22
Interest expense to affiliates	—		—	(a)	—		—
Professional fees	62		56		46		52
Trustees’ and Chief Compliance Officer’s fees	6		—	(a)	3		6
Printing and mailing costs	17		17		43		44
Registration and filing fees	47		—		85		48
Transfer agent fees	29		3		209		446
Other	12		9		11		12

Total expenses	2,279		278		3,062		3,739

Less amounts waived	(211)		(55)		(256)		(11)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Less expense reimbursements	—		(56)		—		—

Net expenses	2,068		167		2,806		3,728

Net investment income (loss)	8,023		(72)		6,494		3,280

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,642		(1,016)		9,924		7,603
Futures	959		—		—		—

Net realized gain (loss)	34,601		(1,016)		9,924		7,603

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	71,059		1,479		52,533		63,810
Futures	324		—		—		—
Securities sold short	1		—		—		—

Change in net unrealized appreciation (depreciation)	71,384		1,479		52,533		63,810

Net realized/unrealized gains (losses)	105,985		463		62,457		71,413

Change in net assets resulting from operations	$114,008		$391		$68,951		$74,693

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—		$44
Dividend income from non-affiliates	7,884	11,982		67,292
Dividend income from affiliates	64	8		98
Income from securities lending (net)	7	13		107
Other income	292	45		161

Total investment income	8,247	12,048		67,702

EXPENSES:
Investment advisory fees	4,576	2,337		15,166
Administration fees	818	525		3,405
Distribution fees:
Class A	596	62		764
Class B	158	21		60
Class C	124	26		321
Class R2	1	—	(a)	19
Shareholder servicing fees:
Class A	596	62		764
Class B	53	7		20
Class C	41	9		107
Class R2	1	—	(a)	9
Class R5	9	16		121
Institutional Class	—	—		486
Select Class	1,539	1,293		6,191
Custodian and accounting fees	41	47		201
Interest expense to affiliates	— (a)	—	(a)	—	(a)
Professional fees	48	49		119
Trustees’ and Chief Compliance Officer’s fees	10	4		39
Printing and mailing costs	101	34		288
Registration and filing fees	110	73		220
Transfer agent fees	749	279		1,977
Other	30	17		48

Total expenses	9,601	4,861		30,325

Less amounts waived	(611)	(157)		(1,369)
Less earnings credits	— (a)	—	(a)	—	(a)

Net expenses	8,990	4,704		28,956

Net investment income (loss)	(743)	7,344		38,746

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	282,043	25,904		112,623
Futures	—	—		13,989

Net realized gain (loss)	282,043	25,904		126,612

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(44,388)	92,323		685,751
Futures	—	—		6,809

Change in net unrealized appreciation (depreciation)	(44,388)	92,323		692,560

Net realized/unrealized gains (losses)	237,655	118,227		819,172

Change in net assets resulting from operations	$236,912	$125,571		$857,918

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,023	$3,874	$(72)	$(9)
Net realized gain (loss)	34,601	25,654	(1,016)	14
Change in net unrealized appreciation (depreciation)	71,384	(4,027)	1,479	306

Change in net assets resulting from operations	114,008	25,501	391	311

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(24)	(17)	—	—
Class R6 (a)
From net investment income	(4,234)	(638)	—	—
Institutional Class
From net investment income	(3,509)	(3,039)	—	—
Select Class
From net investment income	(130)	(160)	—	—

Total distributions to shareholders	(7,897)	(3,854)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	365,534	(571)	41,156	—

NET ASSETS:
Change in net assets	471,645	21,076	41,547	311
Beginning of period	240,536	219,460	2,301	1,990

End of period	$712,181	$240,536	$43,848	$2,301

Accumulated undistributed (distributions in excess of) net investment income	$125	$66	$— (b)	$—	(b)

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,494	$4,209	$3,280	$4,439
Net realized gain (loss)	9,924	7,495	7,603	2,714
Change in net unrealized appreciation (depreciation)	52,533	14,011	63,810	36,774

Change in net assets resulting from operations	68,951	25,715	74,693	43,927

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,059)	(1,786)	(3,110)	(4,170)
Class B
From net investment income	(110)	(134)	(27)	(59)
Class C
From net investment income	(258)	(88)	(23)	(29)
Class R2 (a)
From net investment income	— (b)	—	—	—
Class R5 (a)
From net investment income	(13)	—	—	—
Select Class
From net investment income	(3,166)	(2,100)	(47)	(27)

Total distributions to shareholders	(6,606)	(4,108)	(3,207)	(4,285)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	216,829	2,769	(26,616)	(27,120)

NET ASSETS:
Change in net assets	279,174	24,376	44,870	12,522
Beginning of period	180,504	156,128	275,989	263,467

End of period	$459,678	$180,504	$320,859	$275,989

Accumulated distributions in excess of net investment income	$(477)	$(221)	$(67)	$(77)

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(743)	$(836)	$7,344	$5,492
Net realized gain (loss)	282,043	43,498	25,904	35,181
Change in net unrealized appreciation (depreciation)	(44,388)	59,409	92,323	9,238

Change in net assets resulting from operations	236,912	102,071	125,571	49,911

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(256)	(159)
Class B
From net investment income	—	—	(14)	(10)
Class C
From net investment income	—	—	(18)	(11)
Class R2
From net investment income	—	—	(1)	— (a)
Class R5
From net investment income	—	—	(480)	(123)
Class R6 (b)
From net investment income	—	—	(75)	—
Select Class
From net investment income	—	—	(6,412)	(3,782)

Total distributions to shareholders	—	—	(7,256)	(4,085)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,176,092	(117,359)	92,237	33,835

NET ASSETS:
Change in net assets	1,413,004	(15,288)	210,552	79,661
Beginning of period	512,995	528,283	457,272	377,611

End of period	$1,925,999	$512,995	$667,824	$457,272

Accumulated undistributed (distributions in excess of) net investment income	$(37)	$(36)	$236	$130

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	U.S. Equity Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,746	$23,894
Net realized gain (loss)	126,612	124,951
Change in net unrealized appreciation (depreciation)	692,560	5,015

Change in net assets resulting from operations	857,918	153,860

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,611)	(1,351)
Class B
From net investment income	(30)	(25)
Class C
From net investment income	(223)	(83)
Class R2
From net investment income	(35)	(2)
Class R5
From net investment income	(2,223)	(1,277)
Class R6 (a)
From net investment income	(3,806)	—
Institutional Class
From net investment income	(5,016)	(4,150)
Select Class
From net investment income	(24,402)	(16,699)

Total distributions to shareholders	(38,346)	(23,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,398,645	958,802

NET ASSETS:
Change in net assets	2,218,217	1,089,075
Beginning of period	2,614,191	1,525,116

End of period	$4,832,408	$2,614,191

Accumulated undistributed net investment income	$170	$213

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund			Dynamic Growth Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,001		$429	$—	$—
Dividends and distributions reinvested	22		15	—	—
Cost of shares redeemed	(512)		(96)	—	—

Change in net assets from Class A capital transactions	$1,511		$348	$—	$—

Class R6 (a)
Proceeds from shares issued	$559,938	(b)	$3,115	$—	$—
Dividends and distributions reinvested	4,234		493	—	—
Cost of shares redeemed	(55,165)		(54,178)	—	—

Change in net assets from Class R6 capital transactions	$509,007		$(50,570)	$—	$—

Institutional Class
Proceeds from shares issued	$251,624		$96,299	$—	$—
Dividends and distributions reinvested	3,505		2,945	—	—
Cost of shares redeemed	(401,169	)(b)	(46,438)	—	—

Change in net assets from Institutional Class capital transactions	$(146,040)		$52,806	$—	$—

Select Class
Proceeds from shares issued	$3,717		$391	$43,933	$—
Dividends and distributions reinvested	67		92	—	—
Cost of shares redeemed	(2,728)		(3,638)	(2,777)	—

Change in net assets from Select Class capital transactions	$1,056		$(3,155)	$41,156	$—

Total change in net assets from capital transactions	$365,534		$(571)	$41,156	$—

SHARE TRANSACTIONS:
Class A
Issued	125		31	—	—
Reinvested	1		1	—	—
Redeemed	(33)		(7)	—	—

Change in Class A Shares	93		25	—	—

Class R6 (a)
Issued	34,542	(b)	222	—	—
Reinvested	254		36	—	—
Redeemed	(3,242)		(4,773)	—	—

Change in Class R6 Shares	31,554		(4,515)	—	—

Institutional Class
Issued	16,977		7,113	—	—
Reinvested	223		214	—	—
Redeemed	(24,965	)(b)	(3,276)	—	—

Change in Institutional Class Shares	(7,765)		4,051	—	—

Select Class
Issued	229		29	2,792	—
Reinvested	4		6	—	—
Redeemed	(177)		(261)	(183)	—

Change in Select Class Shares	56		(226)	2,609	—

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 23,446,000 Institutional Shares for 23,446,000 Class R6 Shares. This exchange amounted to approximately $377,010,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$139,727	$19,526	$9,059	$7,546
Dividends and distributions reinvested	2,832	1,646	2,918	3,917
Cost of shares redeemed	(33,330)	(17,326)	(40,745)	(36,624)

Change in net assets from Class A capital transactions	$109,229	$3,846	$(28,768)	$(25,161)

Class B
Proceeds from shares issued	$703	$1,546	$105	$190
Dividends and distributions reinvested	100	123	27	57
Cost of shares redeemed	(3,078)	(4,090)	(1,849)	(2,236)

Change in net assets from Class B capital transactions	$(2,275)	$(2,421)	$(1,717)	$(1,989)

Class C
Proceeds from shares issued	$25,331	$2,940	$1,021	$1,132
Dividends and distributions reinvested	215	78	20	32
Cost of shares redeemed	(4,560)	(1,835)	(702)	(647)

Change in net assets from Class C capital transactions	$20,986	$1,183	$339	$517

Class R2 (a)
Proceeds from shares issued	$50	$—	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—

Change in net assets from Class R2 capital transactions	$50	$—	$—	$—

Class R5 (a)
Proceeds from shares issued	$2,964	$—	$—	$—
Dividends and distributions reinvested	13	—	—	—
Cost of shares redeemed	(26)	—	—	—

Change in net assets from Class R5 capital transactions	$2,951	$—	$—	$—

Select Class
Proceeds from shares issued	$163,037	$45,511	$3,862	$382
Dividends and distributions reinvested	564	237	29	22
Cost of shares redeemed	(77,713)	(45,587)	(361)	(891)

Change in net assets from Select Class capital transactions	$85,888	$161	$3,530	$(487)

Total change in net assets from capital transactions	$216,829	$2,769	$(26,616)	$(27,120)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	15,758	2,583	339	319
Reinvested	320	221	109	166
Redeemed	(3,814)	(2,311)	(1,542)	(1,562)

Change in Class A Shares	12,264	493	(1,094)	(1,077)

Class B
Issued	80	208	4	9
Reinvested	12	17	1	2
Redeemed	(362)	(558)	(71)	(98)

Change in Class B Shares	(270)	(333)	(66)	(87)

Class C
Issued	2,848	391	40	52
Reinvested	24	10	1	2
Redeemed	(529)	(247)	(30)	(31)

Change in Class C Shares	2,343	154	11	23

Class R2 (a)
Issued	5	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R2 Shares	5	—	—	—

Class R5 (a)
Issued	310	—	—	—
Reinvested	1	—	—	—
Redeemed	(3)	—	—	—

Change in Class R5 Shares	308	—	—	—

Select Class
Issued	17,994	5,981	136	16
Reinvested	63	32	1	1
Redeemed	(8,677)	(6,079)	(13)	(40)

Change in Select Class Shares	9,380	(66)	124	(23)

(a)	Commencement of offering of class of shares effective February, 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$136,831	$18,889	$6,956	$5,567
Dividends and distributions reinvested	—	—	227	136
Cost of shares redeemed	(56,181)	(33,981)	(9,150)	(6,673)

Change in net assets from Class A capital transactions	$80,650	$(15,092)	$(1,967)	$(970)

Class B
Proceeds from shares issued	$482	$1,197	$80	$140
Dividends and distributions reinvested	—	—	14	9
Cost of shares redeemed	(10,232)	(11,508)	(1,310)	(1,705)

Change in net assets from Class B capital transactions	$(9,750)	$(10,311)	$(1,216)	$(1,556)

Class C
Proceeds from shares issued	$27,328	$2,033	$1,118	$2,779
Dividends and distributions reinvested	—	—	16	9
Cost of shares redeemed	(6,716)	(2,630)	(2,166)	(870)

Change in net assets from Class C capital transactions	$20,612	$(597)	$(1,032)	$1,918

Class R2
Proceeds from shares issued	$562	$— (a)	$55	$—
Dividends and distributions reinvested	—	—	1	— (a)
Cost of shares redeemed	(33)	—	(14)	—

Change in net assets from Class R2 capital transactions	$529	$— (a)	$42	$— (a)

Class R5
Proceeds from shares issued	$58,341	$14,481	$29,071	$14,474
Dividends and distributions reinvested	—	—	481	1
Cost of shares redeemed	(20,118)	(4,371)	(18,502)	(4,168)

Change in net assets from Class R5 capital transactions	$38,223	$10,110	$11,050	$10,307

Class R6 (b)
Proceeds from shares issued	$30,263	$—	$11,217	$—
Dividends and distributions reinvested	—	—	75	—
Cost of shares redeemed	(435)	—	(94)	—

Change in net assets from Class R6 capital transactions	$29,828	$—	$11,198	$—

Select Class
Proceeds from shares issued	1,121,868	67,287	116,915	91,166
Dividends and distributions reinvested	—	—	72	32
Cost of shares redeemed	(105,868)	(168,756)	(42,825)	(67,062)

Change in net assets from Select Class capital transactions	$1,016,000	$(101,469)	$74,162	$24,136

Total change in net assets from capital transactions	$1,176,092	$(117,359)	$92,237	$33,835

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	6,395	1,138	633	564
Reinvested	—	—	21	14
Redeemed	(2,743)	(2,103)	(846)	(684)

Change in Class A Shares	3,652	(965)	(192)	(106)

Class B
Issued	26	84	8	15
Reinvested	—	—	1	1
Redeemed	(572)	(776)	(123)	(178)

Change in Class B Shares	(546)	(692)	(114)	(162)

Class C
Issued	1,465	141	102	281
Reinvested	—	—	2	1
Redeemed	(356)	(175)	(207)	(90)

Change in Class C Shares	1,109	(34)	(103)	192

Class R2
Issued	26	—	6	—
Reinvested	—	—	— (a)	— (a)
Redeemed	(2)	—	(1)	—

Change in Class R2 Shares	24	—	5	— (a)

Class R5
Issued	2,656	933	3,028	1,510
Reinvested	—	—	45	— (a)
Redeemed	(931)	(265)	(1,658)	(422)

Change in Class R5 Shares	1,725	668	1,415	1,088

Class R6 (b)
Issued	1,376	—	971	—
Reinvested	—	—	7	—
Redeemed	(20)	—	(8)	—

Change in Class R6 Shares	1,356	—	970	—

Select Class
Issued	51,982	4,156	10,605	9,308
Reinvested	—	—	7	3
Redeemed	(5,390)	(10,429)	(4,113)	(6,983)

Change in Select Class Shares	46,592	(6,273)	6,499	2,328

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November, 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	U.S. Equity Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$288,805		$102,954
Dividends and distributions reinvested	2,411		1,214
Cost of shares redeemed	(111,112)		(31,944)

Change in net assets from Class A capital transactions	$180,104		$72,224

Class B
Proceeds from shares issued	$566		$1,924
Dividends and distributions reinvested	28		24
Cost of shares redeemed	(3,701)		(3,497)

Change in net assets from Class B capital transactions	$(3,107)		$(1,549)

Class C
Proceeds from shares issued	$35,307		$22,500
Dividends and distributions reinvested	189		73
Cost of shares redeemed	(14,793)		(5,195)

Change in net assets from Class C capital transactions	$20,703		$17,378

Class R2
Proceeds from shares issued	$10,856		$562
Dividends and distributions reinvested	21		2
Cost of shares redeemed	(3,132)		(90)

Change in net assets from Class R2 capital transactions	$7,745		$474

Class R5
Proceeds from shares issued	$270,327		$276,440
Dividends and distributions reinvested	2,062		507
Cost of shares redeemed	(403,734	)(a)	(45,806)

Change in net assets from Class R5 capital transactions	$(131,345)		$231,141

Class R6 (b)
Proceeds from shares issued	$540,527	(a)	$—
Dividends and distributions reinvested	3,806		—
Cost of shares redeemed	(5,802)		—

Change in net assets from Class R6 capital transactions	$538,531		$—

Institutional Class
Proceeds from shares issued	$245,239		$246,813
Subscriptions in-kind (See Note 9)	—		24,024
Dividends and distributions reinvested	2,768		1,764
Cost of shares redeemed	(309,619)		(119,301)

Change in net assets from Institutional Class capital transactions	$(61,612)		$153,300

Select Class
Proceeds from shares issued	$1,352,402		$846,933
Dividends and distributions reinvested	3,551		2,783
Cost of shares redeemed	(508,327)		(363,882)

Change in net assets from Select Class capital transactions	$847,626		$485,834

Total change in net assets from capital transactions	$1,398,645		$958,802

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	28,479		11,710
Reinvested	232		137
Redeemed	(10,930)		(3,602)

Change in Class A Shares	17,781		8,245

Class B
Issued	56		222
Reinvested	3		3
Redeemed	(380)		(405)

Change in Class B Shares	(321)		(180)

Class C
Issued	3,517		2,585
Reinvested	18		8
Redeemed	(1,487)		(598)

Change in Class C Shares	2,048		1,995

Class R2
Issued	1,045		62
Reinvested	2		— (c)
Redeemed	(302)		(10)

Change in Class R2 Shares	745		52

Class R5
Issued	28,025		30,126
Reinvested	207		61
Redeemed	(39,068	)(a)	(5,039)

Change in Class R5 Shares	(10,836)		25,148

Class R6 (b)
Issued	51,669	(a)	—
Reinvested	356		—
Redeemed	(536)		—

Change in Class R6 Shares	51,489		—

Institutional Class
Issued	24,103		28,000
Subscriptions in-kind (See Note 9)	—		2,830
Reinvested	271		200
Redeemed	(30,551)		(13,749)

Change in Institutional Class Shares	(6,177)		17,281

Select Class
Issued	134,052		96,102
Reinvested	343		318
Redeemed	(50,487)		(41,494)

Change in Select Class Shares	83,908		54,926

(a)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 25,036,000 Class R5 Shares for 25,036,000 Class R6 Shares. This exchange amounted to approximately $257,117,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.
(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Disciplined Equity Fund
Class A
Year Ended June 30, 2011	$13.07	$0.17	(c)	$3.72		$3.89	$(0.16)
Year Ended June 30, 2010	11.52	0.18	(c)	1.54		1.72	(0.17)
Year Ended June 30, 2009	15.44	0.31	(c)(d)	(3.93	)(d)	(3.62)	(0.30)
Year Ended June 30, 2008	18.45	0.22	(c)	(3.00)		(2.78)	(0.23)
Year Ended June 30, 2007	15.33	0.18	(c)	3.15		3.33	(0.21)

Class R6 (e)
Year Ended June 30, 2011	13.08	0.25	(c)	3.73		3.98	(0.23)
Year Ended June 30, 2010	11.52	0.24	(c)	1.56		1.80	(0.24)
Year Ended June 30, 2009	15.45	0.37	(c)(d)	(3.94	)(d)	(3.57)	(0.36)
Year Ended June 30, 2008	18.47	0.31	(c)	(3.02)		(2.71)	(0.31)
Year Ended June 30, 2007	15.33	0.26	(c)	3.17		3.43	(0.29)

Institutional Class
Year Ended June 30, 2011	13.09	0.24	(c)	3.72		3.96	(0.22)
Year Ended June 30, 2010	11.52	0.23	(c)	1.57		1.80	(0.23)
Year Ended June 30, 2009	15.45	0.32	(c)(d)	(3.90	)(d)	(3.58)	(0.35)
Year Ended June 30, 2008	18.47	0.29	(c)	(3.01)		(2.72)	(0.30)
Year Ended June 30, 2007	15.33	0.25	(c)	3.16		3.41	(0.27)

Select Class
Year Ended June 30, 2011	13.11	0.21	(c)	3.73		3.94	(0.19)
Year Ended June 30, 2010	11.54	0.21	(c)	1.56		1.77	(0.20)
Year Ended June 30, 2009	15.48	0.33	(c)(d)	(3.94	)(d)	(3.61)	(0.33)
Year Ended June 30, 2008	18.48	0.26	(c)	(3.00)		(2.74)	(0.26)
Year Ended June 30, 2007	15.34	0.22	(c)	3.16		3.38	(0.24)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.24, $0.30, $0.26, and $0.27, the net realized and unrealized gains (losses) on investments per share would have been $(3.98), $(3.99), $(3.95), and $(4.00), the total return would have been (24.09)%, (23.75)%, (23.76)%, and (23.97)%, and the net investment income (loss) ratio would have been 2.02%, 2.52%, 2.19% and 2.19% for Class A, Class R6, Institutional Class and Select Class, respectively.
(e)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$16.80	29.86%		$3,399	0.85%	1.07%		0.89%	169%
13.07	14.88		1,425	0.85	1.27		0.95	169
11.52	(23.29	)(d)	965	0.85	2.59	(d)	0.97	92
15.44	(15.18)		1,487	0.85	1.26		0.92	72
18.45	21.82		1,628	0.85	1.07		0.92	59

16.83	30.55		577,140	0.35	1.49		0.38	169
13.08	15.51		35,855	0.35	1.76		0.45	169
11.52	(22.95	)(d)	83,583	0.35	3.09	(d)	0.47	92
15.45	(14.78)		112,725	0.35	1.76		0.42	72
18.47	22.53		135,785	0.35	1.55		0.42	59

16.83	30.33		119,152	0.44	1.59		0.50	169
13.09	15.49		194,273	0.45	1.68		0.55	169
11.52	(23.03	)(d)	124,398	0.45	2.76	(d)	0.58	92
15.45	(14.88)		73,219	0.45	1.66		0.52	72
18.47	22.40		115,178	0.45	1.47		0.51	59

16.86	30.17		12,490	0.60	1.33		0.64	169
13.11	15.28		8,983	0.60	1.55		0.70	169
11.54	(23.17	)(d)	10,514	0.60	2.76	(d)	0.72	92
15.48	(14.93)		17,063	0.60	1.45		0.68	72
18.48	22.16		68,341	0.60	1.32		0.66	59

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Dynamic Growth Fund
Class A
Year Ended June 30, 2011	$11.44	$(0.10	)(f)	$4.13	$4.03	$—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (h)

Class C
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—

Class R5
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)

Select Class
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$15.47	35.23%	$103	1.23%	(0.71)%	3.18%	97%
11.44	15.44	76	1.25	(0.61)	5.82	39
9.91	(29.57)	66	1.25	(0.37)	7.27	73
14.07	(6.17)	94	1.25	(0.60)	7.36	24

15.21	34.72	102	1.73	(1.21)	3.68	97
11.29	14.74	75	1.75	(1.11)	6.32	39
9.84	(29.91)	66	1.75	(0.87)	7.77	73
14.04	(6.40)	94	1.75	(1.10)	7.86	24

15.72	35.87	26	0.78	(0.26)	2.73	97
11.57	15.93	19	0.80	(0.17)	5.37	39
9.98	(29.27)	17	0.80	0.07	6.82	73
14.11	(5.88)	23	0.80	(0.15)	6.90	24

15.61	35.62	43,617	0.97	(0.41)	1.59	97
11.51	15.68	2,130	1.00	(0.36)	5.57	39
9.95	(29.38)	1,842	1.00	(0.12)	7.02	73
14.09	(6.02)	2,608	1.00	(0.35)	7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2011	$7.26	$0.19	(e)	$2.12	$2.31	$(0.19)	$—	$(0.19)
Year Ended June 30, 2010	6.35	0.17	(e)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(e)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	(2.20)

Class B
Year Ended June 30, 2011	7.22	0.14	(e)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(e)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)

Class C
Year Ended June 30, 2011	7.20	0.15	(e)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(e)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)

Class R2
February 28, 2011 (g) through June 30, 2011	9.20	0.06	(e)	0.17	0.23	(0.05)	—	(0.05)

Class R5
February 28, 2011 (g) through June 30, 2011	9.31	0.10	(e)	0.16	0.26	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2011	7.35	0.22	(e)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(e)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(e)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.38	32.06%		$217,462	1.05%	2.16%	1.14%	37%
7.26	16.94		79,236	1.20	2.29	1.22	43
6.35	(22.86)		66,117	1.23	3.13	1.39	54
9.11	(16.48	)(f)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23

9.33	31.44		5,962	1.56	1.66	1.65	37
7.22	16.63		6,563	1.72	1.77	1.72	43
6.30	(23.39)		7,829	1.85	2.49	1.89	54
9.05	(16.99	)(f)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23

9.30	31.52		28,947	1.55	1.69	1.63	37
7.20	16.34		5,549	1.71	1.79	1.72	43
6.30	(23.36)		3,879	1.85	2.54	1.90	54
9.05	(16.92	)(f)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23

9.38	2.54		51	1.28	1.80	1.36	37

9.49	2.77		2,925	0.58	3.21	0.66	37

9.50	32.42		204,331	0.80	2.45	0.89	37
7.35	17.45		89,156	0.86	2.64	0.97	43
6.42	(22.59)		78,303	0.89	3.51	1.15	54
9.20	(16.26	)(f)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2011	$22.30	$0.28	(c)	$5.96		$6.24	$(0.28)	$—	$(0.28)
Year Ended June 30, 2010	19.46	0.35	(c)	2.83		3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(c)(d)	(8.52	)(d)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(c)	(7.22)		(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(c)	7.49		7.84	(0.35)	(1.74)	(2.09)

Class B
Year Ended June 30, 2011	21.80	0.15	(c)	5.82		5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(c)	2.76		2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(c)(d)	(8.32	)(d)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(c)	(7.07)		(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(c)	7.35		7.51	(0.15)	(1.74)	(1.89)

Class C
Year Ended June 30, 2011	20.77	0.14	(c)	5.53		5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(c)	2.66		2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(c)(d)	(7.95	)(d)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(c)	(6.79)		(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(c)	7.08		7.24	(0.18)	(1.74)	(1.92)

Select Class
Year Ended June 30, 2011	23.18	0.37	(c)	6.20		6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(c)	2.95		3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(c)(d)	(8.82	)(d)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(c)	(7.49)		(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(c)	7.72		8.20	(0.46)	(1.74)	(2.20)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.41, $0.29, $0.28, $0.49, the net realized and unrealized gains (losses) on investments per share would have been $(8.57), $(8.37), $(7.99), and $(8.88), the total return would have been (29.17)%, (29.54)%, (29.51)%, and (28.93)%, and the net investment income (loss) ratio would have been 1.93%, 1.40%, 1.41%, and 2.01% for Class A, Class B, Class C, and Select Class, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$28.26	28.03%		$306,850	1.19%	1.07%		1.19%	23%
22.30	16.25		266,587	1.21	1.49		1.21	41
19.46	(28.88	)(d)	253,559	1.27	2.06	(d)	1.28	52
27.97	(18.43)		413,710	1.16	1.15		1.16	69
40.42	23.20		581,817	1.17	0.94		1.17	49

27.62	27.40		4,439	1.69	0.57		1.69	23
21.80	15.66		4,959	1.71	1.01		1.72	41
19.03	(29.24	)(d)	5,976	1.77	1.53	(d)	1.78	52
27.36	(18.84)		12,097	1.66	0.62		1.66	69
39.67	22.61		21,336	1.67	0.43		1.67	49

26.27	27.35		3,837	1.69	0.56		1.69	23
20.77	15.72		2,797	1.70	0.97		1.71	41
18.15	(29.24	)(d)	2,027	1.77	1.54	(d)	1.78	52
26.13	(18.85)		3,598	1.66	0.64		1.66	69
38.18	22.61		5,349	1.67	0.44		1.67	49

29.39	28.41		5,733	0.90	1.32		0.95	23
23.18	16.63		1,646	0.89	1.80		0.97	41
20.21	(28.61	)(d)	1,905	0.90	2.14	(d)	1.04	52
29.02	(18.23)		8,596	0.90	1.45		0.91	69
41.71	23.57		9,431	0.87	1.22		0.90	49

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	67

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2011	$15.86	$(0.04	)(e)	$6.56		$6.52	$—
Year Ended June 30, 2010	13.38	(0.04	)(e)	2.52	(f)	2.48	—
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11	)(g)	(6.10)	(0.02)
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90		0.83	—
Year Ended June 30, 2007	16.03	(0.05	)(e)	2.69		2.64	—

Class B
Year Ended June 30, 2011	14.20	(0.13	)(e)	5.86		5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(e)	2.27	(f)	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52	)(g)	(5.59)	(0.01)
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82		0.66	—
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47		2.34	—

Class C
Year Ended June 30, 2011	14.09	(0.13	)(e)	5.81		5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(e)	2.26	(f)	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48	)(g)	(5.54)	(0.01)
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82		0.66	—
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44		2.31	—

Class R2
Year Ended June 30, 2011	15.81	(0.11	)(e)	6.54		6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(e)	2.52	(f)	2.44	—
November 3, 2008 (i) through June 30, 2009	13.68	0.01	(e)	(0.31	)(g)	(0.30)	(0.01)

Class R5
Year Ended June 30, 2011	15.81	0.04	(e)	6.54		6.58	—
Year Ended June 30, 2010	13.28	0.03	(e)	2.50	(f)	2.53	—
April 14, 2009 (i) through June 30, 2009	12.47	0.01	(e)	0.81		0.82	(0.01)

Class R6
November 30, 2010 (i) through June 30, 2011	19.94	0.03	(e)	2.43		2.46	—

Select Class
Year Ended June 30, 2011	15.79	—	(e)(j)	6.52		6.52	—
Year Ended June 30, 2010	13.28	—	(e)(j)	2.51	(f)	2.51	—
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06	)(g)	(6.02)	(0.03)
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89		0.87	—
Year Ended June 30, 2007	15.80	(0.01	)(e)	2.67		2.66	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses from an operational error. There was less than $0.01 and 0.01% impact on the net realized and unrealized gains (losses) on investments per share and the total return, respectively.
(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.18), $(5.59), $(5.55), $(0.38), and $(6.13), and the total return would have been (31.62)%, (32.08)%, (32.01)%, (2.74)% and (31.49)% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.38	41.11%		$328,012	1.11%	(0.19)%	1.23%	84%
15.86	18.54	(f)	174,585	1.24	(0.27)	1.31	61
13.38	(31.26	)(g)	160,168	1.24	0.05	1.45	124
19.50	4.45	(h)	251,333	1.24	(0.36)	1.28	52
18.67	16.47		227,544	1.24	(0.29)	1.26	35

19.93	40.35		18,374	1.62	(0.70)	1.74	84
14.20	17.84	(f)	20,842	1.77	(0.80)	1.82	61
12.05	(31.69	)(g)	26,025	1.78	(0.52)	1.93	124
17.65	3.88	(h)	60,623	1.77	(0.88)	1.78	52
16.99	15.97		107,034	1.76	(0.81)	1.76	35

19.77	40.31		31,181	1.60	(0.68)	1.71	84
14.09	17.91	(f)	6,588	1.77	(0.80)	1.81	61
11.95	(31.67	)(g)	5,996	1.78	(0.50)	1.94	124
17.50	3.92	(h)	12,465	1.77	(0.88)	1.78	52
16.84	15.90		11,602	1.76	(0.81)	1.76	35

22.24	40.67		626	1.34	(0.50)	1.42	84
15.81	18.25	(f)	58	1.48	(0.52)	1.56	61
13.37	(2.16	)(g)	49	1.49	0.16	1.80	124

22.39	41.62		53,668	0.71	0.22	0.76	84
15.81	19.05	(f)	10,618	0.78	0.20	0.85	61
13.28	6.56		53	0.79	0.19	1.17	124

22.40	12.34		30,386	0.63	0.25	0.65	84

22.31	41.29		1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	(f)	300,304	0.99	(0.02)	1.07	61
13.28	(31.13	)(g)	335,992	0.99	0.29	1.19	124
19.33	4.71	(h)	581,830	0.99	(0.10)	1.03	52
18.46	16.84		669,951	0.99	(0.04)	1.01	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2011	$9.15	$0.12	(e)	$2.29		$2.41	$(0.11)	$—	$(0.11)
Year Ended June 30, 2010	8.09	0.09	(e)	1.04		1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(e)(f)	(2.54	)(f)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(e)	3.52		3.75	(0.23)	(1.53)	(1.76)

Class B
Year Ended June 30, 2011	9.02	0.06	(e)	2.26		2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(e)	1.02		1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(e)(f)	(2.50	)(f)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50		3.64	(0.15)	(1.53)	(1.68)

Class C
Year Ended June 30, 2011	8.97	0.06	(e)	2.25		2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(e)	1.01		1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(e)(f)	(2.50	)(f)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(e)	3.50		3.63	(0.15)	(1.53)	(1.68)

Class R2
Year Ended June 30, 2011	9.13	0.09	(e)	2.29		2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(e)	1.03		1.10	(0.05)	—	(0.05)
November 3, 2008 (h) through June 30, 2009	8.10	0.11	(e)(f)	0.02	(f)	0.13	(0.15)	—	(0.15)

Class R5
Year Ended June 30, 2011	9.07	0.16	(e)	2.26		2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(e)	1.02		1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(e)(f)	(2.54	)(f)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(e)	3.50		3.80	(0.31)	(1.53)	(1.84)

Class R6
November 30, 2010 (h) through June 30, 2011	10.19	0.10	(e)	1.17		1.27	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2011	9.04	0.13	(e)	2.26		2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(e)	1.01		1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(e)(f)	(2.51	)(f)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(e)	3.50		3.77	(0.27)	(1.53)	(1.80)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.16, $0.11, $0.11, $0.09, $0.23 and $0.18, the net realized and unrealized gains (losses) on investments per share would have been $(2.59), $(2.55), $(2.54), $(0.03), $(2.59) and $(2.56), the total return would have been (22.67)%, (23.00)%, (23.02)%, 1.07%, (22.27)% and (22.46)%, and the net investment income (loss) ratio would have been 1.89%, 1.34%, 1.40%, 1.87%, 2.76% and 2.17% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.45	26.42%		$25,668	0.97%	1.09%		1.08%	65%
9.15	13.86		22,273	1.10	0.95		1.10	86
8.09	(22.00	)(f)	20,557	1.16	2.17	(f)	1.17	108
10.66	(23.52	)(g)	31,227	1.09	1.39		1.09	93
18.54	23.49		48,264	1.07	1.27		1.07	77

11.28	25.71		2,336	1.47	0.58		1.58	65
9.02	13.19		2,891	1.60	0.45		1.60	86
7.99	(22.32	)(f)	3,858	1.66	1.61	(f)	1.67	108
10.52	(24.04	)(g)	7,337	1.59	0.89		1.59	93
18.38	22.89		14,870	1.57	0.77		1.57	77

11.22	25.76		3,186	1.47	0.58		1.58	65
8.97	13.22		3,473	1.59	0.45		1.60	86
7.95	(22.34	)(f)	1,551	1.66	1.67	(f)	1.67	108
10.47	(24.06	)(g)	2,830	1.59	0.89		1.59	93
18.32	22.92		5,143	1.57	0.77		1.57	77

11.42	26.15		123	1.21	0.84		1.32	65
9.13	13.54		58	1.35	0.70		1.35	86
8.08	1.95	(f)	51	1.46	2.29	(f)	1.47	108

11.34	26.78		28,479	0.60	1.48		0.63	65
9.07	14.39		9,930	0.64	1.43		0.64	86
8.01	(21.58	)(f)	57	0.70	3.04	(f)	0.70	108
10.52	(23.36	)(g)	30,165	0.64	1.87		0.64	93
18.37	24.04		37,350	0.62	1.70		0.62	77

11.34	12.50		11,006	0.54	1.48		0.55	65

11.30	26.52		597,026	0.80	1.26		0.83	65
9.04	14.13		418,647	0.85	1.20		0.85	86
7.99	(21.78	)(f)	351,537	0.91	2.44	(f)	0.92	108
10.53	(23.43	)(g)	508,456	0.84	1.66		0.84	93
18.39	23.83		710,573	0.82	1.53		0.82	77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2011	$8.30	$0.08	(e)	$2.35	$2.43	$(0.08)	$—	$(0.08)
Year Ended June 30, 2010	7.35	0.07	(e)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)

Class B
Year Ended June 30, 2011	8.20	0.03	(e)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(e)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)

Class C
Year Ended June 30, 2011	8.18	0.03	(e)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(e)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)

Class R2
Year Ended June 30, 2011	8.29	0.05	(e)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(e)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Year Ended June 30, 2011	8.31	0.12	(e)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(e)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(e)	2.46	2.62	(0.15)	(1.39)	(1.54)

Class R6
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(e)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Year Ended June 30, 2011	8.31	0.11	(e)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(e)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	(1.54)

Select Class
Year Ended June 30, 2011	8.30	0.10	(e)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(e)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.65	29.29%		$426,536	0.97%	0.81%	1.07%	69%
8.30	13.83		184,862	1.05	0.84	1.08	84
7.35	(21.36)		103,103	1.05	1.49	1.12	101
9.56	(10.55	)(f)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112

10.51	28.66		7,113	1.48	0.31	1.56	69
8.20	13.25		8,190	1.57	0.33	1.58	84
7.26	(21.70)		8,559	1.57	0.96	1.61	101
9.45	(11.08	)(f)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112

10.47	28.56		57,089	1.48	0.30	1.57	69
8.18	13.26		27,838	1.57	0.32	1.58	84
7.25	(21.69)		10,216	1.57	0.97	1.62	101
9.44	(11.03	)(f)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112

10.62	28.96		8,533	1.22	0.51	1.32	69
8.29	13.56		492	1.30	0.57	1.33	84
7.35	1.70		51	1.30	1.47	1.39	101

10.66	29.66		153,501	0.59	1.27	0.61	69
8.31	14.30		209,619	0.59	1.39	0.63	84
7.36	(20.91)		596	0.59	2.08	0.65	101
9.55	(10.16	)(f)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112

10.67	12.17		549,478	0.54	1.15	0.57	69

10.66	29.60		500,991	0.64	1.16	0.66	69
8.31	14.40		441,540	0.64	1.25	0.68	84
7.35	(21.04)		263,859	0.64	1.88	0.72	101
9.55	(10.20	)(f)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112

10.65	29.47		3,129,167	0.79	1.00	0.82	69
8.30	14.10		1,741,650	0.79	1.10	0.83	84
7.35	(21.04)		1,138,732	0.79	1.76	0.87	101
9.54	(10.34	)(f)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on November 30, 2010, for the Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund.

Class R2 and Class R5 Shares commenced operations on February 28, 2011 for Equity Income Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Disciplined Equity Fund
Total Investments in Securities #	$708,172	$502	$—	$708,674

Appreciation in Other Financial Instruments
Futures Contracts	$263	$—	$—	$263

Dynamic Growth Fund
Total Investments in Securities ##	$42,712	$1,666	$—	$44,378

Equity Income Fund
Total Investments in Securities ###	$462,837	$—	$—	$462,837

Growth and Income Fund
Total Investments in Securities ###	$321,123	$—	$—	$321,123

Large Cap Growth Fund
Total Investments in Securities ####	$1,820,454	$79,317	$—	$1,899,771

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Large Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$72,446	$—	$—	$72,446
Consumer Staples	24,184	—	—	24,184
Energy	89,353	—	—	89,353
Financials	173,875	—	2,306	176,181
Health Care	97,269	—	—	97,269
Industrials	60,441	—	—	60,441
Information Technology	79,963	—	—	79,963
Materials	24,487	—	—	24,487
Telecommunication Services	23,918	—	—	23,918
Utilities	20,641	—	—	20,641

Total Common Stocks	666,577	—	2,306	668,883

Short-Term Investment
Investment Company	527	—	—	527
Investment of Cash Collateral for Securities on Loan
Investment Company	1,765	—	—	1,765

Total Investments in Securities	$668,869	$—	$2,306	$671,175

U.S. Equity Fund
Total Investments in Securities #####	$4,787,679	$36,004	$—	$4,823,683

Appreciation in Other Financial Instruments
Futures Contracts	$1,214	$—	$—	$1,214

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
###	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of preferred stock and certain ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
#####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of preferred stock, a U.S. Treasury Note that is held for futures collateral and certain ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/11
Investments in Securities
Common Stocks — Financials	$2,646	$—	$(340)	$—	$—	$—	$—	$—	$2,306

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) was approximately $(340,000) for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2011 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,306	0.3%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the year ended June 30, 2011 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$7,793	$64,140
Ending Notional Balance Long	11,248	37,097

D. Securities Lending — Each Fund (except Dynamic Growth Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund, pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Large Cap Growth Fund and Large Cap Value Fund pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

For the year ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$14
Equity Income Fund	23
Growth and Income Fund	22
Large Cap Growth Fund	6
Large Cap Value Fund	4
U.S. Equity Fund	138

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Disciplined Equity Fund	$706	$728		$728
Equity Income Fund	3,306	3,339	*	3,339
Large Cap Growth Fund	739	747	*	747
Large Cap Value Fund	1,778	1,765	*	1,765
U.S. Equity Fund	7,105	7,243		7,243

*	Subsequent to June 30, 2011, additional collateral was received from borrowers

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$8
Equity Income Fund	13
Growth and Income Fund	12
Large Cap Growth Fund	3
Large Cap Value Fund	3
U.S. Equity Fund	78

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2011 (amounts in thousands):

Lending Agent Fees Incurred
Large Cap Growth Fund	$1
Large Cap Value Fund	1

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are declared and paid annually, and the Equity Income Fund, which are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-In Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Disciplined Equity Fund	$(6,073)	$(67)	$6,140
Dynamic Growth Fund	(72)	72	—
Equity Income Fund	— (a)	(144)	144
Growth and Income Fund	(60)	(63)	123
Large Cap Growth Fund	(12,158)	742	11,416
Large Cap Value Fund	—	18	(18)
U.S. Equity Fund	—	(443)	443

(a)	Amount rounds to less than $1,000.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards (Disciplined Equity Fund and Large Cap Growth Fund), net operating loss (Dynamic Growth Fund), distributions from investments in real estate investment trusts (Large Cap Value Fund and U.S. Equity Fund), investments in partnerships (Equity Income Fund), non-taxable special dividends (Growth and Income Fund) and prior year distribution in excess of net income (Growth and Income Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate of each Fund’s average daily net assets was 0.09%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$1	$—
Equity Income Fund	68	12
Growth and Income Fund	14	5
Large Cap Growth Fund	51	22
Large Cap Value Fund	9	5
U.S. Equity Fund	187	32

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	n/a	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

Prior to September 1, 2010, the contractual expense limitations for the Equity Income Fund were 1.24%, 1.99%, 1.99% and 0.89% for Class A, Class B, Class C and Select Class shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the Large Cap Growth Fund were 1.24%, 1.78%, 1.78%, 1.49%, 0.79% and 0.99% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the Large Cap Value Fund were 1.24%, 1.99%, 1.99%, 1.49%, 0.79% and 0.99% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the U.S. Equity Fund were 1.05%, 1.57%, 1.57% and 1.30% for Class A, Class B, Class C and Class R2 Shares, respectively.

Prior to November 1, 2010, the contractual expense limitations for the Disciplined Equity Fund were 0.95% and 0.75% for Class A and Select Class Shares, respectively.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Except as noted above, the contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011 except for the following:

	Share Class	Date
Equity Income Fund	Class R2 Shares	March 1, 2012
Equity Income Fund	Class R5 Shares	March 1, 2012
Large Cap Growth Fund	Class R6 Shares	November 30, 2011
Large Cap Value	Class R6 Shares	November 30, 2011
U.S. Equity Fund	Class R6 Shares	November 30, 2011

In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$30	$160	$—	$190	$—
Dynamic Growth Fund	41	6	7	54	56
Equity Income Fund	215	—	27	242	—
Growth and Income Fund	—	—	1	1	—
Large Cap Growth Fund	105	193	217	515	—
Large Cap Value Fund	121	—	25	146	—
U.S. Equity Fund	726	—	481	1,207	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Disciplined Equity Fund	$1	$2	$3

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2011 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$18
Dynamic Growth Fund	1
Equity Income Fund	14
Growth and Income Fund	10
Large Cap Growth Fund	96
Large Cap Value Fund	11
U.S. Equity Fund	162

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

The Funds may use related party broker/dealers. For the year ended December, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Disciplined Equity Fund	$1,223,792	$865,763	$502	$360
Dynamic Growth Fund	56,062	16,239	—	—
Equity Income Fund	315,258	103,904	—	—
Growth and Income Fund	71,149	105,315	—	—
Large Cap Growth Fund	1,838,060	748,850	—	—
Large Cap Value Fund	466,097	372,671	—	—
U.S. Equity Fund	4,032,407	2,528,954	3,213	11,044

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$624,942	$89,737	$6,005	$83,732
Dynamic Growth Fund	42,847	2,072	541	1,531
Equity Income Fund	380,613	83,770	1,546	82,224
Growth and Income Fund	239,089	85,581	3,547	82,034
Large Cap Growth Fund	1,837,346	75,782	13,357	62,425
Large Cap Value Fund	561,668	115,816	6,309	109,507
U.S. Equity Fund	4,094,691	770,604	41,612	728,992

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, partnership basis outstanding (Equity Income Fund) and outstanding basis from RIC (regulated investment company) conversion (Growth and Income Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2011, was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Total Distributions Paid
Disciplined Equity Fund	$7,897	$7,897
Equity Income Fund	6,606	6,606
Growth and Income Fund	3,207	3,207
Large Cap Value Fund	7,256	7,256
U.S. Equity Fund	38,346	38,346

The tax character of distributions paid during the fiscal year ended June 30, 2010, was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Total Distributions Paid
Disciplined Equity Fund	$3,854	$3,854
Equity Income Fund	4,108	4,108
Growth and Income Fund	4,285	4,285
Large Cap Value Fund	4,085	4,085
U.S. Equity Fund	23,587	23,587

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$161	$(7,465)	$83,732
Dynamic Growth Fund	—	(909)	1,531
Equity Income Fund	9	2,871	82,224
Growth and Income Fund	15	(91,156)	82,034
Large Cap Growth Fund	—	(50,067)	62,425
Large Cap Value Fund	2,010	(130,672)	109,507
U.S. Equity Fund	7,019	24,789	728,992

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable (Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Value Fund and U.S. Equity Fund), trustee deferred compensation (Disciplined Equity Fund, Dynamic Growth Fund, Growth and Income Fund and Large Cap Growth Fund), post-October loss deferrals (Dynamic Growth Fund), partnership basis outstanding (Equity Income Fund) and outstanding basis from RIC conversion (Growth and Income Fund).

As of June 30, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2012	2017	2018	2019		Total
Disciplined Equity Fund	$—	$7,465	$—	$—		$7,465
Dynamic Growth Fund	—	473	436	—	(a)	909
Growth and Income Fund	—	15,120	76,036	—		91,156
Large Cap Growth Fund (b)	896	—	49,171	—		50,067
Large Cap Value Fund	—	44,519	86,153	—		130,672

(a)	Amount rounds to less than $1,000.
(b)	Includes approximately $896,000 of losses acquired from JPMorgan Equity Growth Fund. A portion of the capital loss carryforward from business combinations may be limited in future years.

During the year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund	$37,675
Equity Income Fund	7,751
Growth and Income Fund	6,262
Large Cap Growth Fund	280,505
Large Cap Value Fund	23,754
U.S. Equity Fund	119,120

During the year ended June 30, 2011, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund	$6,438
Large Cap Growth Fund (a)	11,416

(a)	Acquired from JPMorgan Equity Growth Fund.

Net Capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2011, the Funds deferred to July 1, 2011 post-October capital losses of (amounts in thousands):

Dynamic Growth Fund	$839

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or the unsecured, uncommitted credit facility or another fund at June 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Equity Income Fund, Large Cap Growth Fund and U.S. Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owns, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	75.6%
Dynamic Growth Fund	90.4%	n/a
Large Cap Growth Fund	16.2	n/a
Large Cap Value Fund	87.0	n/a
U.S. Equity Fund	19.0	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

Additionally, the Advisor owns a significant portion of the outstanding shares of the Dynamic Growth Fund and Large Cap Value Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

For the year ended June 30, 2010, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	09/21/09	$6,506	Subscription in-kind
U.S. Equity Fund	09/30/09	17,518	Subscription in-kind

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund and JPMorgan Dynamic Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Growth and Income Fund, JPMorgan U.S. Equity Fund, JPMorgan Dynamic Growth Fund(each a separate fund of JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	87

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	89

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011 and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During, January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,051.30	$4.32	0.85%
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R6
Actual*	1,000.00	1,053.90	1.78	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Institutional Class
Actual*	1,000.00	1,053.40	2.29	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Select Class
Actual*	1,000.00	1,052.60	3.05	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60

Dynamic Growth Fund
Class A
Actual*	1,000.00	1,043.20	6.18	1.22
Hypothetical*	1,000.00	1,018.74	6.11	1.22
Class C
Actual*	1,000.00	1,041.80	8.71	1.72
Hypothetical*	1,000.00	1,016.27	8.60	1.72
Class R5
Actual*	1,000.00	1,045.90	3.91	0.77
Hypothetical*	1,000.00	1,020.98	3.86	0.77
Select Class
Actual*	1,000.00	1,044.80	4.92	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During, January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Equity Income Fund
Class A
Actual*	$1,000.00	$1,075.00	$5.30	1.03%
Hypothetical*	1,000.00	1,019.69	5.16	1.03
Class B
Actual*	1,000.00	1,072.80	7.86	1.53
Hypothetical*	1,000.00	1,017.21	7.65	1.53
Class C
Actual*	1,000.00	1,072.40	7.91	1.54
Hypothetical*	1,000.00	1,017.16	7.70	1.54
Class R2
Actual**	1,000.00	1,025.40	4.33	1.28
Hypothetical*	1,000.00	1,018.45	6.41	1.28
Class R5
Actual**	1,000.00	1,027.70	1.97	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Select Class
Actual*	1,000.00	1,076.60	4.02	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78

Growth and Income Fund
Class A
Actual*	1,000.00	1,053.10	6.06	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class B
Actual*	1,000.00	1,050.60	8.59	1.69
Hypothetical*	1,000.00	1,016.41	8.45	1.69
Class C
Actual*	1,000.00	1,050.30	8.59	1.69
Hypothetical*	1,000.00	1,016.41	8.45	1.69
Select Class
Actual*	1,000.00	1,054.80	4.59	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

Large Cap Growth Fund
Class A
Actual*	1,000.00	1,067.20	5.54	1.08
Hypothetical*	1,000.00	1,019.44	5.41	1.08
Class B
Actual*	1,000.00	1,064.60	8.09	1.58
Hypothetical*	1,000.00	1,016.96	7.90	1.58
Class C
Actual*	1,000.00	1,064.60	8.14	1.59
Hypothetical*	1,000.00	1,016.91	7.95	1.59
Class R2
Actual*	1,000.00	1,066.20	6.81	1.33
Hypothetical*	1,000.00	1,018.20	6.66	1.33
Class R5
Actual*	1,000.00	1,069.20	3.49	0.68
Hypothetical*	1,000.00	1,021.42	3.41	0.68
Class R6
Actual*	1,000.00	1,069.70	3.23	0.63
Hypothetical*	1,000.00	1,021.67	3.16	0.63
Select Class
Actual*	1,000.00	1,068.50	4.56	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During, January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Large Cap Value Fund
Class A
Actual*	$1,000.00	$1,037.50	$4.80	0.95%
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Class B
Actual*	1,000.00	1,034.40	7.31	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class C
Actual*	1,000.00	1,034.80	7.32	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class R2
Actual*	1,000.00	1,036.40	6.06	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20
Class R5
Actual*	1,000.00	1,038.60	2.98	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R6
Actual*	1,000.00	1,038.90	2.73	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Select Class
Actual*	1,000.00	1,037.90	3.99	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79

U.S. Equity Fund
Class A
Actual*	1,000.00	1,044.80	4.92	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Class B
Actual*	1,000.00	1,042.80	7.45	1.47
Hypothetical*	1,000.00	1,017.50	7.35	1.47
Class C
Actual*	1,000.00	1,042.30	7.44	1.47
Hypothetical*	1,000.00	1,017.50	7.35	1.47
Class R2
Actual*	1,000.00	1,044.10	6.18	1.22
Hypothetical*	1,000.00	1,018.74	6.11	1.22
Class R5
Actual*	1,000.00	1,046.50	2.99	0.59
Hypothetical*	1,000.00	1,021.82	2.96	0.59
Class R6
Actual*	1,000.00	1,047.70	2.74	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual*	1,000.00	1,046.30	3.25	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64
Select Class
Actual*	1,000.00	1,046.70	4.01	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the actual period). The Class commenced operations on February 28, 2011.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	93

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Disciplined Equity Fund	100.00%
Equity Income Fund	100.00
Growth and Income Fund	100.00
Large Cap Value Fund	100.00
U.S. Equity Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$7,897
Equity Income Fund	6,606
Growth and Income Fund	3,207
Large Cap Value Fund	7,256
U.S. Equity Fund	38,346

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-LCE-611

Annual Report

J.P. Morgan Equity Funds

June 30, 2011

JPMorgan Equity Index Fund

JPMorgan Market Expansion Index Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purpose only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises. ”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell

Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy—including strong corporate balance sheets and valuations—present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	30.45%
S&P 500 Index	30.69%

Net Assets as of 6/30/2011 (In Thousands)	$1,893,161

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).***

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) slightly underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2011. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

U.S. stocks, as measured by the Benchmark, returned 30.69% for the twelve months ended June 30, 2011. Investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period, but stocks still finished with gains.

All sectors in the Benchmark produced positive returns during the twelve-month period. The financials and utilities sectors generated the lowest returns, while the materials and energy sectors produced the strongest returns.

HOW WAS THE FUND POSITIONED?

The Fund was managed in strict conformity with a full replication index strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark. The Fund was generally 100% invested and used index futures contracts to manage daily cash flows and maintain market exposure in line with the Benchmark. The Fund’s portfolio managers attempted to minimize the transaction costs associated with implementing the strategy to lessen their impact on performance. Regardless of the market outlook, the Fund’s strategy did not change, as it continued to follow the full-replication index strategy.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	3.3%
2.	Apple, Inc.	2.6
3.	International Business Machines Corp.	1.7
4.	Chevron Corp.	1.7
5.	General Electric Co.	1.6
6.	Microsoft Corp.	1.6
7.	AT&T, Inc.	1.5
8.	Johnson & Johnson	1.5
9.	Procter & Gamble Co. (The)	1.5
10.	Pfizer, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	17.6%
Financials	15.0
Energy	12.5
Health Care	11.6
Industrials	11.1
Consumer Staples	10.5
Consumer Discretionary	10.5
Materials	3.7
Utilities	3.4
Telecommunication Services	3.1
Short-Term Investments	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	02/18/92
Without Sales Charge		30.09%	2.54%	2.25%
With Sales Charge*		23.25	1.44	1.70
CLASS B SHARES	01/14/94
Without CDSC		29.10	1.77	1.63
With CDSC**		24.10	1.40	1.63
CLASS C SHARES	11/04/97
Without CDSC		29.11	1.78	1.49
With CDSC***		28.11	1.78	1.49
SELECT CLASS SHARES	07/02/91	30.45	2.80	2.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (06/30/01 TO 06/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Objective Funds

Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

JPMorgan Market Expansion Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	37.84%
S&P 1000 Index	38.66%

Net Assets as of 6/30/2011 (In Thousands)	$1,245,520

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Index Fund (the “Fund”) seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).***

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Benchmark is a blend of the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index.

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks still finished with gains. In the U.S., small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across asset classes.

There were two principal drivers to the Fund’s portfolio managers’ selection process: valuation (how a stock is priced relative to its intrinsic value) and fundamentals (how healthy they judge the company’s short-term operating trends to be). They used a “bottom up” approach, meaning they selected stocks based on the attractiveness of individual companies (as opposed to the so-called “top-down” approach, which focuses on economic, sector, and market data to guide stock selection). Relative to the Benchmark, the Fund’s worst performing sectors during the twelve-month period were the capital equipment and retail sectors. The best performing sectors were the consumer capital spending and health technology sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to follow an industry-neutral approach to portfolio construction. Using a quantitative model, they focused on, what they believed to be, the best stocks in each of approximately 60 industries, and generally owned 850 to 900 stocks to retain the Fund’s enhanced index approach in implementing the strategy. The Fund’s portfolio managers took modestly active positions in individual stocks, generally 10 to 25 basis points greater or lesser than the Benchmark, to keep the tracking error low. Looking at valuation and fundamentals, the Fund’s portfolio managers overweighted attractively priced stocks with improving fundamentals and underweighted expensive stocks with deteriorating fundamentals based on their stock selection process.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	BorgWarner, Inc.	0.8%
2.	Vertex Pharmaceuticals, Inc.	0.7
3.	New York Community Bancorp, Inc.	0.6
4.	Alliance Data Systems Corp.	0.6
5.	Lam Research Corp.	0.5
6.	Patterson-UTI Energy, Inc.	0.5
7.	Endo Pharmaceuticals Holdings, Inc.	0.5
8.	Arrow Electronics, Inc.	0.5
9.	AGCO Corp.	0.5
10.	Dollar Tree, Inc.	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Financials	18.1%
Information Technology	17.2
Industrials	15.4
Consumer Discretionary	14.7
Health Care	11.1
Materials	6.2
Energy	6.1
Utilities	4.9
Consumer Staples	3.6
Telecommunication Services	0.5
U.S. Treasury Obligation	0.2
Short-Term Investments	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P SmallCap 600 Index”, “S&P MidCap 400 Index” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	07/31/98
Without Sales Charge		37.50%	4.96%	7.41%
With Sales Charge*		30.23	3.84	6.83
CLASS B SHARES	07/31/98
Without CDSC		36.63	4.20	6.79
With CDSC**		31.63	3.86	6.79
CLASS C SHARES	03/22/99
Without CDSC		36.53	4.18	6.62
With CDSC***		35.53	4.18	6.62
CLASS R2 SHARES	11/03/08	36.97	4.58	7.04
SELECT CLASS SHARES	07/31/98	37.84	5.21	7.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (06/30/01 TO 06/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index, and the Lipper Mid-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P

1000 Index is an unmanaged index generally representative of the performance of small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 10.5%
	Auto Components — 0.3%
38	Goodyear Tire & Rubber Co. (The) (a)	636
105	Johnson Controls, Inc.	4,393

		5,029

	Automobiles — 0.5%
590	Ford Motor Co. (a)	8,140
37	Harley-Davidson, Inc.	1,504

		9,644

	Distributors — 0.1%
24	Genuine Parts Co.	1,330

	Diversified Consumer Services — 0.1%
19	Apollo Group, Inc., Class A (a)	827
10	DeVry, Inc.	562
47	H&R Block, Inc.	761

		2,150

	Hotels, Restaurants & Leisure — 1.8%
67	Carnival Corp.	2,526
5	Chipotle Mexican Grill, Inc. (a)	1,490
21	Darden Restaurants, Inc.	1,055
47	International Game Technology	819
44	Marriott International, Inc., Class A	1,566
161	McDonald’s Corp.	13,596
116	Starbucks Corp.	4,600
30	Starwood Hotels & Resorts Worldwide, Inc.	1,699
26	Wyndham Worldwide Corp.	889
12	Wynn Resorts Ltd.	1,698
72	Yum! Brands, Inc.	3,997

		33,935

	Household Durables — 0.3%
44	D.R. Horton, Inc.	503
24	Fortune Brands, Inc.	1,528
11	Harman International Industries, Inc.	495
22	Leggett & Platt, Inc.	541
25	Lennar Corp., Class A	454
45	Newell Rubbermaid, Inc.	714
52	Pulte Group, Inc. (a)	401
12	Whirlpool Corp.	963

		5,599

	Internet & Catalog Retail — 0.9%
55	Amazon.com, Inc. (a)	11,349
31	Expedia, Inc.	899
7	NetFlix, Inc. (a)	1,779
8	priceline.com, Inc. (a)	3,949

		17,976

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — 0.1%
21	Hasbro, Inc.	930
54	Mattel, Inc.	1,485

		2,415

	Media — 3.3%
36	Cablevision Systems Corp., Class A	1,295
104	CBS Corp., Class B	2,961
430	Comcast Corp., Class A	10,893
119	DIRECTV, Class A (a)	6,064
43	Discovery Communications, Inc., Class A (a)	1,773
37	Gannett Co., Inc.	535
76	Interpublic Group of Cos., Inc. (The)	949
47	McGraw-Hill Cos., Inc. (The)	1,985
355	News Corp., Class A	6,286
44	Omnicom Group, Inc.	2,104
14	Scripps Networks Interactive, Inc., Class A	690
52	Time Warner Cable, Inc.	4,080
166	Time Warner, Inc.	6,052
91	Viacom, Inc., Class B	4,637
294	Walt Disney Co. (The)	11,468
1	Washington Post Co. (The), Class B (c)	336

		62,108

	Multiline Retail — 0.7%
12	Big Lots, Inc. (a)	387
19	Family Dollar Stores, Inc.	999
33	J.C. Penney Co., Inc.	1,145
44	Kohl’s Corp.	2,185
66	Macy’s, Inc.	1,939
26	Nordstrom, Inc.	1,224
7	Sears Holdings Corp. (a) (c)	478
107	Target Corp.	5,024

		13,381

	Specialty Retail — 1.8%
14	Abercrombie & Fitch Co., Class A	912
10	AutoNation, Inc. (a) (c)	362
4	AutoZone, Inc. (a)	1,158
39	Bed Bath & Beyond, Inc. (a)	2,260
50	Best Buy Co., Inc.	1,575
35	CarMax, Inc. (a)	1,161
22	GameStop Corp., Class A (a) (c)	586
61	Gap, Inc. (The)	1,099
247	Home Depot, Inc.	8,962
39	Limited Brands, Inc.	1,507
202	Lowe’s Cos., Inc.	4,717
21	O’Reilly Automotive, Inc. (a)	1,404

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
18	Ross Stores, Inc.	1,456
111	Staples, Inc.	1,751
20	Tiffany & Co.	1,558
60	TJX Cos., Inc.	3,152
19	Urban Outfitters, Inc. (a)	545

		34,165

	Textiles, Apparel & Luxury Goods — 0.6%
46	Coach, Inc.	2,917
59	NIKE, Inc., Class B	5,304
10	Polo Ralph Lauren Corp.	1,325
14	V.F. Corp.	1,477

		11,023

	Total Consumer Discretionary	198,755

	Consumer Staples — 10.5%
	Beverages — 2.5%
16	Brown-Forman Corp., Class B	1,197
356	Coca-Cola Co. (The)	23,939
51	Coca-Cola Enterprises, Inc.	1,474
28	Constellation Brands, Inc., Class A (a)	579
34	Dr. Pepper Snapple Group, Inc.	1,442
25	Molson Coors Brewing Co., Class B	1,105
246	PepsiCo, Inc.	17,301

		47,037

	Food & Staples Retailing — 2.3%
68	Costco Wholesale Corp.	5,515
211	CVS Caremark Corp.	7,919
94	Kroger Co. (The)	2,337
55	Safeway, Inc.	1,286
33	SUPERVALU, Inc. (c)	310
91	Sysco Corp.	2,827
142	Walgreen Co.	6,041
297	Wal-Mart Stores, Inc.	15,773
23	Whole Foods Market, Inc.	1,473

		43,481

	Food Products — 1.8%
106	Archer-Daniels-Midland Co.	3,196
28	Campbell Soup Co.	980
64	ConAgra Foods, Inc.	1,640
28	Dean Foods Co. (a)	349
99	General Mills, Inc.	3,693
50	H.J. Heinz Co.	2,665
24	Hershey Co. (The)	1,355
22	Hormel Foods Corp.	643
18	JM Smucker Co. (The)	1,378

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
39	Kellogg Co.	2,152
273	Kraft Foods, Inc., Class A	9,624
21	McCormick & Co., Inc. (Non-Voting)	1,021
32	Mead Johnson Nutrition Co.	2,145
91	Sara Lee Corp.	1,727
47	Tyson Foods, Inc., Class A	905

		33,473

	Household Products — 2.1%
21	Clorox Co.	1,397
76	Colgate-Palmolive Co.	6,641
61	Kimberly-Clark Corp.	4,064
434	Procter & Gamble Co. (The)	27,576

		39,678

	Personal Products — 0.2%
67	Avon Products, Inc.	1,872
18	Estee Lauder Cos., Inc. (The), Class A	1,864

		3,736

	Tobacco — 1.6%
325	Altria Group, Inc.	8,592
22	Lorillard, Inc.	2,431
276	Philip Morris International, Inc.	18,454
53	Reynolds American, Inc.	1,946

		31,423

	Total Consumer Staples	198,828

	Energy — 12.5%
	Energy Equipment & Services — 2.3%
68	Baker Hughes, Inc.	4,901
38	Cameron International Corp. (a)	1,915
11	Diamond Offshore Drilling, Inc. (c)	761
37	FMC Technologies, Inc. (a)	1,673
142	Halliburton Co.	7,252
17	Helmerich & Payne, Inc.	1,099
45	Nabors Industries Ltd., (Bermuda) (a)	1,100
66	National Oilwell Varco, Inc.	5,142
39	Noble Corp., (Switzerland)	1,544
20	Rowan Cos., Inc. (a)	769
211	Schlumberger Ltd.	18,220

		44,376

	Oil, Gas & Consumable Fuels — 10.2%
35	Alpha Natural Resources, Inc. (a)	1,600
77	Anadarko Petroleum Corp.	5,935
60	Apache Corp.	7,353
16	Cabot Oil & Gas Corp.	1,076

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
102	Chesapeake Energy Corp.	3,034
312	Chevron Corp.	32,128
220	ConocoPhillips	16,517
35	Consol Energy, Inc.	1,707
62	Denbury Resources, Inc. (a)	1,235
66	Devon Energy Corp.	5,181
120	El Paso Corp.	2,414
42	EOG Resources, Inc.	4,361
23	EQT Corp.	1,220
766	Exxon Mobil Corp.	62,300
47	Hess Corp.	3,513
111	Marathon Oil Corp.	5,830
30	Murphy Oil Corp.	1,974
21	Newfield Exploration Co. (a)	1,398
27	Noble Energy, Inc.	2,458
126	Occidental Petroleum Corp.	13,143
42	Peabody Energy Corp.	2,479
18	Pioneer Natural Resources Co.	1,625
27	QEP Resources, Inc.	1,149
25	Range Resources Corp.	1,385
54	Southwestern Energy Co. (a)	2,318
101	Spectra Energy Corp.	2,769
19	Sunoco, Inc.	785
22	Tesoro Corp. (a)	512
89	Valero Energy Corp.	2,266
91	Williams Cos., Inc. (The)	2,765

		192,430

	Total Energy	236,806

	Financials — 14.9%
	Capital Markets — 2.3%
38	Ameriprise Financial, Inc.	2,172
193	Bank of New York Mellon Corp. (The)	4,944
15	BlackRock, Inc.	2,865
156	Charles Schwab Corp. (The)	2,561
39	E*Trade Financial Corp. (a)	540
14	Federated Investors, Inc., Class B (c)	345
22	Franklin Resources, Inc.	2,943
80	Goldman Sachs Group, Inc. (The)	10,708
72	Invesco Ltd.	1,680
29	Janus Capital Group, Inc.	273
23	Legg Mason, Inc.	757
240	Morgan Stanley	5,524
38	Northern Trust Corp.	1,727
78	State Street Corp.	3,532
40	T. Rowe Price Group, Inc.	2,436

		43,007

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 2.6%
108	BB&T Corp.	2,905
27	Comerica, Inc.	950
143	Fifth Third Bancorp	1,820
41	First Horizon National Corp.	390
134	Huntington Bancshares, Inc.	880
148	KeyCorp	1,231
20	M&T Bank Corp.	1,715
82	Marshall & Ilsley Corp.	657
82	PNC Financial Services Group, Inc.	4,875
195	Regions Financial Corp.	1,211
83	SunTrust Banks, Inc.	2,153
299	U.S. Bancorp	7,638
822	Wells Fargo & Co.	23,064
29	Zions Bancorp	686

		50,175

	Consumer Finance — 0.8%
163	American Express Co.	8,403
71	Capital One Financial Corp.	3,686
85	Discover Financial Services	2,268
82	SLM Corp.	1,378

		15,735

	Diversified Financial Services — 3.7%
1,575	Bank of America Corp.	17,259
454	Citigroup, Inc.	18,900
10	CME Group, Inc.	3,039
11	IntercontinentalExchange, Inc. (a)	1,425
618	JPMorgan Chase & Co. (q)	25,282
31	Leucadia National Corp.	1,050
31	Moody’s Corp.	1,181
23	NASDAQ OMX Group, Inc. (The) (a)	590
41	NYSE Euronext	1,394

		70,120

	Insurance — 3.7%
52	ACE Ltd., (Switzerland)	3,451
73	Aflac, Inc.	3,393
81	Allstate Corp. (The)	2,481
68	American International Group, Inc. (a)	1,988
51	AON Corp.	2,635
15	Assurant, Inc.	544
269	Berkshire Hathaway, Inc., Class B (a)	20,822
45	Chubb Corp.	2,846
25	Cincinnati Financial Corp. (c)	739
76	Genworth Financial, Inc., Class A (a)	784
69	Hartford Financial Services Group, Inc.	1,821

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
49	Lincoln National Corp.	1,388
48	Loews Corp.	2,032
85	Marsh & McLennan Cos., Inc.	2,655
164	MetLife, Inc.	7,207
50	Principal Financial Group, Inc.	1,519
102	Progressive Corp. (The)	2,172
76	Prudential Financial, Inc.	4,823
12	Torchmark Corp.	758
65	Travelers Cos., Inc. (The)	3,800
48	Unum Group	1,219
48	XL Group plc, (Ireland)	1,057

		70,134

	Real Estate Investment Trusts (REITs) — 1.6%
19	Apartment Investment & Management Co., Class A	474
14	AvalonBay Communities, Inc.	1,742
23	Boston Properties, Inc.	2,402
46	Equity Residential	2,747
63	HCP, Inc.	2,315
27	Health Care REIT, Inc.	1,440
107	Host Hotels & Resorts, Inc.	1,808
63	Kimco Realty Corp.	1,179
25	Plum Creek Timber Co., Inc.	1,020
71	ProLogis, Inc.	2,531
22	Public Storage	2,479
46	Simon Property Group, Inc.	5,298
25	Ventas, Inc.	1,339
25	Vornado Realty Trust	2,374
84	Weyerhaeuser Co.	1,830

		30,978

	Real Estate Management & Development — 0.1%
45	CB Richard Ellis Group, Inc., Class A (a)	1,139

	Thrifts & Mortgage Finance — 0.1%
82	Hudson City Bancorp, Inc.	670
56	People’s United Financial, Inc.	748

		1,418

	Total Financials	282,706

	Health Care — 11.6%
	Biotechnology — 1.2%
144	Amgen, Inc. (a)	8,431
38	Biogen Idec, Inc. (a)	4,015
72	Celgene Corp. (a)	4,338
12	Cephalon, Inc. (a)	955
122	Gilead Sciences, Inc. (a)	5,065

		22,804

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 1.9%
89	Baxter International, Inc.	5,291
34	Becton, Dickinson & Co.	2,929
237	Boston Scientific Corp. (a)	1,641
13	C.R. Bard, Inc.	1,462
35	CareFusion Corp. (a)	944
77	Covidien plc, (Ireland)	4,101
22	DENTSPLY International, Inc.	833
18	Edwards Lifesciences Corp. (a)	1,554
6	Intuitive Surgical, Inc. (a)	2,272
166	Medtronic, Inc.	6,403
51	St. Jude Medical, Inc.	2,437
52	Stryker Corp.	3,044
18	Varian Medical Systems, Inc. (a)	1,275
30	Zimmer Holdings, Inc. (a)	1,885

		36,071

	Health Care Providers & Services — 2.2%
59	Aetna, Inc.	2,600
43	AmerisourceBergen Corp.	1,763
54	Cardinal Health, Inc.	2,475
42	CIGNA Corp.	2,162
23	Coventry Health Care, Inc. (a)	840
15	DaVita, Inc. (a)	1,285
82	Express Scripts, Inc. (a)	4,441
26	Humana, Inc.	2,108
16	Laboratory Corp. of America Holdings (a)	1,507
39	McKesson Corp.	3,277
62	Medco Health Solutions, Inc. (a)	3,512
15	Patterson Cos., Inc.	490
24	Quest Diagnostics, Inc.	1,445
76	Tenet Healthcare Corp. (a)	475
168	UnitedHealth Group, Inc.	8,685
57	WellPoint, Inc.	4,495

		41,560

	Health Care Technology — 0.1%
22	Cerner Corp. (a)	1,374

	Life Sciences Tools & Services — 0.5%
54	Agilent Technologies, Inc. (a)	2,764
28	Life Technologies Corp. (a)	1,447
18	PerkinElmer, Inc.	472
60	Thermo Fisher Scientific, Inc. (a)	3,835
14	Waters Corp. (a)	1,363

		9,881

	Pharmaceuticals — 5.7%
242	Abbott Laboratories	12,710
47	Allergan, Inc.	3,943

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — Continued
265	Bristol-Myers Squibb Co.	7,678
158	Eli Lilly & Co.	5,942
44	Forest Laboratories, Inc. (a)	1,750
26	Hospira, Inc. (a)	1,477
426	Johnson & Johnson	28,337
480	Merck & Co., Inc.	16,928
68	Mylan, Inc. (a)	1,684
1,228	Pfizer, Inc.	25,294
20	Watson Pharmaceuticals, Inc. (a)	1,351

		107,094

	Total Health Care	218,784

	Industrials — 11.1%
	Aerospace & Defense — 2.8%
115	Boeing Co. (The)	8,482
58	General Dynamics Corp.	4,308
19	Goodrich Corp.	1,853
122	Honeywell International, Inc.	7,288
29	ITT Corp.	1,686
16	L-3 Communications Holdings, Inc.	1,442
44	Lockheed Martin Corp.	3,584
45	Northrop Grumman Corp.	3,155
22	Precision Castparts Corp.	3,682
55	Raytheon Co.	2,759
24	Rockwell Collins, Inc.	1,477
43	Textron, Inc.	1,013
142	United Technologies Corp.	12,590

		53,319

	Air Freight & Logistics — 1.0%
25	C.H. Robinson Worldwide, Inc.	1,997
33	Expeditors International of Washington, Inc.	1,689
49	FedEx Corp.	4,653
153	United Parcel Service, Inc., Class B	11,178

		19,517

	Airlines — 0.1%
123	Southwest Airlines Co.	1,405

	Building Products — 0.0% (g)
56	Masco Corp.	669

	Commercial Services & Supplies — 0.5%
16	Avery Dennison Corp.	634
20	Cintas Corp.	649
31	Iron Mountain, Inc.	1,063
32	Pitney Bowes, Inc.	728
29	R.R. Donnelley & Sons Co.	572
47	Republic Services, Inc.	1,455

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
13	Stericycle, Inc. (a)	1,189
74	Waste Management, Inc.	2,746

		9,036

	Construction & Engineering — 0.2%
27	Fluor Corp.	1,751
20	Jacobs Engineering Group, Inc. (a)	853
34	Quanta Services, Inc. (a)	678

		3,282

	Electrical Equipment — 0.5%
117	Emerson Electric Co.	6,571
22	Rockwell Automation, Inc.	1,946
15	Roper Industries, Inc.	1,241

		9,758

	Industrial Conglomerates — 2.4%
110	3M Co.	10,474
1,648	General Electric Co. (k)	31,084
73	Tyco International Ltd., (Switzerland)	3,602

		45,160

	Machinery — 2.4%
100	Caterpillar, Inc.	10,662
30	Cummins, Inc.	3,156
85	Danaher Corp.	4,484
65	Deere & Co.	5,378
29	Dover Corp.	1,966
53	Eaton Corp.	2,728
9	Flowserve Corp.	953
78	Illinois Tool Works, Inc.	4,390
51	Ingersoll-Rand plc, (Ireland)	2,338
16	Joy Global, Inc.	1,555
57	PACCAR, Inc.	2,902
18	Pall Corp.	1,015
25	Parker Hannifin Corp.	2,262
9	Snap-On, Inc.	565
26	Stanley Black & Decker, Inc.	1,882

		46,236

	Professional Services — 0.1%
8	Dun & Bradstreet Corp.	580
19	Equifax, Inc.	664
23	Robert Half International, Inc.	617

		1,861

	Road & Rail — 0.9%
171	CSX Corp.	4,493
55	Norfolk Southern Corp.	4,113

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — Continued
8	Ryder System, Inc.	454
76	Union Pacific Corp.	7,958

		17,018

	Trading Companies & Distributors — 0.2%
46	Fastenal Co. (c)	1,649
9	W.W. Grainger, Inc.	1,390

		3,039

	Total Industrials	210,300

	Information Technology — 17.6%
	Communications Equipment — 2.0%
855	Cisco Systems, Inc.	13,343
13	F5 Networks, Inc. (a)	1,390
20	Harris Corp.	891
35	JDS Uniphase Corp. (a)	588
83	Juniper Networks, Inc. (a)	2,610
46	Motorola Mobility Holdings, Inc. (a)	1,010
53	Motorola Solutions, Inc. (a)	2,429
259	QUALCOMM, Inc.	14,734
56	Tellabs, Inc.	260

		37,255

	Computers & Peripherals — 4.2%
144	Apple, Inc. (a)	48,240
255	Dell, Inc. (a)	4,254
320	EMC Corp. (a)	8,809
322	Hewlett-Packard Co.	11,733
12	Lexmark International, Inc., Class A (a)	360
57	NetApp, Inc. (a)	3,018
37	SanDisk Corp. (a)	1,537
36	Western Digital Corp. (a)	1,314

		79,265

	Electronic Equipment, Instruments & Components — 0.4%
27	Amphenol Corp., Class A	1,478
244	Corning, Inc.	4,428
25	FLIR Systems, Inc.	837
31	Jabil Circuit, Inc.	617
22	Molex, Inc. (c)	557

		7,917

	Internet Software & Services — 1.6%
29	Akamai Technologies, Inc. (a)	913
177	eBay, Inc. (a)	5,728
39	Google, Inc., Class A (a)	19,780
20	Monster Worldwide, Inc. (a)	295
26	VeriSign, Inc.	876

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
202	Yahoo!, Inc. (a)	3,045

		30,637

	IT Services — 3.2%
78	Automatic Data Processing, Inc.	4,091
47	Cognizant Technology Solutions Corp., Class A (a)	3,468
24	Computer Sciences Corp.	915
42	Fidelity National Information Services, Inc.	1,288
22	Fiserv, Inc. (a)	1,398
188	International Business Machines Corp.	32,291
15	MasterCard, Inc., Class A	4,409
50	Paychex, Inc.	1,537
43	SAIC, Inc. (a)	729
26	Teradata Corp. (a)	1,579
25	Total System Services, Inc.	467
74	Visa, Inc., Class A	6,272
98	Western Union Co. (The)	1,968

		60,412

	Office Electronics — 0.1%
218	Xerox Corp.	2,267

	Semiconductors & Semiconductor Equipment — 2.4%
90	Advanced Micro Devices, Inc. (a)	627
50	Altera Corp.	2,321
47	Analog Devices, Inc.	1,823
205	Applied Materials, Inc.	2,665
74	Broadcom Corp., Class A (a)	2,494
8	First Solar, Inc. (a) (c)	1,116
824	Intel Corp.	18,259
26	KLA-Tencor Corp.	1,056
35	Linear Technology Corp.	1,169
94	LSI Corp. (a)	670
36	MEMC Electronic Materials, Inc. (a)	305
30	Microchip Technology, Inc. (c)	1,122
134	Micron Technology, Inc. (a)	1,001
37	National Semiconductor Corp.	922
14	Novellus Systems, Inc. (a)	502
93	NVIDIA Corp. (a)	1,487
29	Teradyne, Inc. (a)	427
180	Texas Instruments, Inc.	5,924
41	Xilinx, Inc.	1,506

		45,396

	Software — 3.7%
78	Adobe Systems, Inc. (a)	2,466
36	Autodesk, Inc. (a)	1,386

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
27	BMC Software, Inc. (a)	1,503
59	CA, Inc.	1,347
29	Citrix Systems, Inc. (a)	2,337
34	Compuware Corp. (a)	331
52	Electronic Arts, Inc. (a)	1,219
43	Intuit, Inc. (a)	2,205
1,153	Microsoft Corp.	29,984
606	Oracle Corp.	19,929
30	Red Hat, Inc. (a)	1,377
19	Salesforce.com, Inc. (a)	2,790
117	Symantec Corp. (a)	2,316

		69,190

	Total Information Technology	332,339

	Materials — 3.6%
	Chemicals — 2.2%
33	Air Products & Chemicals, Inc.	3,147
11	Airgas, Inc.	760
11	CF Industries Holdings, Inc.	1,574
183	Dow Chemical Co. (The)	6,577
144	E.I. du Pont de Nemours & Co.	7,801
11	Eastman Chemical Co.	1,127
36	Ecolab, Inc.	2,033
11	FMC Corp.	959
12	International Flavors & Fragrances, Inc.	803
83	Monsanto Co.	6,042
25	PPG Industries, Inc.	2,231
47	Praxair, Inc.	5,122
14	Sherwin-Williams Co. (The)	1,152
19	Sigma-Aldrich Corp.	1,389

		40,717

	Construction Materials — 0.0% (g)
20	Vulcan Materials Co. (c)	773

	Containers & Packaging — 0.1%
26	Ball Corp.	1,004
16	Bemis Co., Inc.	553
25	Owens-Illinois, Inc. (a)	658
25	Sealed Air Corp.	592

		2,807

	Metals & Mining — 1.1%
17	AK Steel Holding Corp.	270
165	Alcoa, Inc.	2,622
16	Allegheny Technologies, Inc.	1,047
22	Cliffs Natural Resources, Inc.	2,078
147	Freeport-McMoRan Copper & Gold, Inc.	7,788

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
77	Newmont Mining Corp.	4,141
49	Nucor Corp.	2,025
14	Titanium Metals Corp.	256
22	United States Steel Corp.	1,028

		21,255

	Paper & Forest Products — 0.2%
68	International Paper Co.	2,026
26	MeadWestvaco Corp.	878

		2,904

	Total Materials	68,456

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.7%
920	AT&T, Inc.	28,907
93	CenturyLink, Inc.	3,773
155	Frontier Communications Corp.	1,248
440	Verizon Communications, Inc.	16,369
79	Windstream Corp.	1,027

		51,324

	Wireless Telecommunication Services — 0.4%
62	American Tower Corp., Class A (a)	3,226
41	MetroPCS Communications, Inc. (a)	710
465	Sprint Nextel Corp. (a)	2,506

		6,442

	Total Telecommunication Services	57,766

	Utilities — 3.3%
	Electric Utilities — 1.8%
75	American Electric Power Co., Inc.	2,821
207	Duke Energy Corp.	3,896
51	Edison International	1,962
28	Entergy Corp.	1,888
103	Exelon Corp.	4,410
65	FirstEnergy Corp.	2,869
66	NextEra Energy, Inc.	3,768
27	Northeast Utilities	966
35	Pepco Holdings, Inc.	689
17	Pinnacle West Capital Corp.	755
90	PPL Corp.	2,496
46	Progress Energy, Inc.	2,198
132	Southern Co.	5,329

		34,047

	Gas Utilities — 0.1%
7	Nicor, Inc.	388
17	Oneok, Inc.	1,232

		1,620

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Independent Power Producers & Energy Traders — 0.2%
102	AES Corp. (The) (a)	1,300
31	Constellation Energy Group, Inc.	1,184
37	NRG Energy, Inc. (a)	921

		3,405

	Multi-Utilities — 1.2%
37	Ameren Corp.	1,081
66	CenterPoint Energy, Inc.	1,279
39	CMS Energy Corp.	772
45	Consolidated Edison, Inc.	2,421
89	Dominion Resources, Inc.	4,319
26	DTE Energy Co.	1,316
12	Integrys Energy Group, Inc.	627
43	NiSource, Inc.	880
62	PG&E Corp.	2,599
79	Public Service Enterprise Group, Inc.	2,566
18	SCANA Corp.	699
37	Sempra Energy	1,968
33	TECO Energy, Inc.	631
36	Wisconsin Energy Corp.	1,139
75	Xcel Energy, Inc.	1,829

		24,126

	Total Utilities	63,198

	Total Common Stocks (Cost $938,205)	1,867,938

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Insurance — 0.0% (g)
12	American International Group, Inc., expiring 01/19/21 (Cost $—) (a)	127

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
19,103	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $19,103)	19,103

Investments of Cash Collateral for Securities on Loan — 0.4%
	Investment Company — 0.4%
7,885	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $7,885)	7,885

	Total Investments — 100.1% (Cost $965,193)	1,895,053
	Liabilities in Excess of Other Assets — (0.1)%	(1,892)

	NET ASSETS — 100.0%	$1,893,161

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
351	E-mini S&P 500	09/16/11	$23,087	$603

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
	Consumer Discretionary — 14.9%
	Auto Components — 0.9%
119	BorgWarner, Inc. (a)	9,605
13	Drew Industries, Inc.	333
11	Spartan Motors, Inc.	59
13	Standard Motor Products, Inc.	200
16	Superior Industries International, Inc.	358

		10,555

	Automobiles — 0.0% (g)
13	Thor Industries, Inc.	368
9	Winnebago Industries, Inc. (a)	83

		451

	Distributors — 0.3%
13	Audiovox Corp., Class A (a)	98
104	LKQ Corp. (a)	2,713
37	Pool Corp.	1,095

		3,906

	Diversified Consumer Services — 1.7%
13	American Public Education, Inc. (a)	589
13	Apollo Group, Inc., Class A (a)	588
90	Coinstar, Inc. (a) (c)	4,925
61	Corinthian Colleges, Inc. (a) (c)	259
45	Hillenbrand, Inc.	1,069
43	ITT Educational Services, Inc. (a)	3,383
16	Lincoln Educational Services Corp.	280
21	Matthews International Corp., Class A	841
7	Pre-Paid Legal Services, Inc. (a)	463
224	Service Corp. International	2,619
125	Sotheby’s	5,426
5	Strayer Education, Inc. (c)	570
14	Universal Technical Institute, Inc.	285

		21,297

	Hotels, Restaurants & Leisure — 2.1%
1	Biglari Holdings, Inc. (a)	418
23	Bob Evans Farms, Inc.	813
39	Boyd Gaming Corp. (a) (c)	342
201	Brinker International, Inc.	4,914
13	Buffalo Wild Wings, Inc. (a)	878
18	California Pizza Kitchen, Inc. (a)	328
15	CEC Entertainment, Inc.	596
58	Cheesecake Factory, Inc. (The) (a)	1,805
67	Cracker Barrel Old Country Store, Inc.	3,281
12	DineEquity, Inc. (a)	637
21	International Speedway Corp., Class A	609
29	Interval Leisure Group, Inc. (a)	398

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
16	Life Time Fitness, Inc. (a)	631
15	Marcus Corp.	146
6	Monarch Casino & Resort, Inc. (a)	65
13	Multimedia Games Holding Co., Inc. (a)	61
13	O’Charley’s, Inc. (a)	99
22	Panera Bread Co., Class A (a)	2,817
15	Papa John’s International, Inc. (a)	491
9	Peet’s Coffee & Tea, Inc. (a) (c)	522
71	PF Chang’s China Bistro, Inc. (c)	2,853
44	Pinnacle Entertainment, Inc. (a)	649
11	Red Robin Gourmet Burgers, Inc. (a)	393
47	Ruby Tuesday, Inc. (a)	509
17	Ruth’s Hospitality Group, Inc. (a)	94
48	Scientific Games Corp., Class A (a)	499
24	Shuffle Master, Inc. (a)	227
43	Sonic Corp. (a)	462
59	Texas Roadhouse, Inc.	1,043

		26,580

	Household Durables — 1.2%
29	American Greetings Corp., Class A	697
4	Blyth, Inc.	197
21	Ethan Allen Interiors, Inc.	455
22	Helen of Troy Ltd., (Bermuda) (a)	766
17	Jarden Corp.	596
52	KB Home	505
7	Kid Brands, Inc. (a)	37
36	La-Z-Boy, Inc. (a)	354
2	Lennar Corp., Class A	38
14	M/I Homes, Inc. (a)	166
23	Meritage Homes Corp. (a)	527
3	NVR, Inc. (a)	2,508
31	Ryland Group, Inc.	511
5	Skyline Corp.	83
68	Standard Pacific Corp. (a)	227
69	Toll Brothers, Inc. (a)	1,434
86	Tupperware Brands Corp.	5,794
11	Universal Electronics, Inc. (a)	274

		15,169

	Internet & Catalog Retail — 0.1%
10	Blue Nile, Inc. (a) (c)	446
21	Nutrisystem, Inc. (c)	292
16	PetMed Express, Inc.	192

		930

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Leisure Equipment & Products — 0.6%
9	Arctic Cat, Inc. (a)	126
45	Callaway Golf Co.	280
19	JAKKS Pacific, Inc. (a)	357
54	Polaris Industries, Inc.	6,014
13	Sturm Ruger & Co., Inc.	291

		7,068

	Media — 0.8%
42	AMC Networks, Inc., Class A (a)	1,810
20	Arbitron, Inc.	806
23	E.W. Scripps Co., Class A (a)	218
28	Harte-Hanks, Inc.	228
49	John Wiley & Sons, Inc., Class A	2,528
41	Lamar Advertising Co., Class A (a)	1,116
29	Live Nation Entertainment, Inc. (a)	336
78	Meredith Corp. (c)	2,415
18	Scholastic Corp.	470

		9,927

	Multiline Retail — 0.6%
18	99 Cents Only Stores (a)	358
99	Dollar Tree, Inc. (a)	6,588
28	Fred’s, Inc., Class A	402
30	Saks, Inc. (a)	332
14	Tuesday Morning Corp. (a)	64

		7,744

	Specialty Retail — 4.7%
64	Aaron’s, Inc.	1,806
74	Advance Auto Parts, Inc.	4,312
166	Aeropostale, Inc. (a)	2,911
300	American Eagle Outfitters, Inc.	3,831
71	ANN, Inc. (a)	1,850
102	Ascena Retail Group, Inc. (a)	3,461
28	Barnes & Noble, Inc. (c)	471
7	Big 5 Sporting Goods Corp.	55
32	Brown Shoe Co., Inc.	336
79	Buckle, Inc. (The)	3,394
23	Cato Corp. (The), Class A	651
85	Chico’s FAS, Inc.	1,299
16	Christopher & Banks Corp.	95
35	Coldwater Creek, Inc. (a)	49
63	Dick’s Sporting Goods, Inc. (a)	2,423
39	Finish Line, Inc. (The), Class A	837
246	Foot Locker, Inc.	5,853
18	Genesco, Inc. (a)	947
17	Group 1 Automotive, Inc.	694

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
23	Guess?, Inc.	967
13	Haverty Furniture Cos., Inc.	149
20	Hibbett Sports, Inc. (a)	811
31	Hot Topic, Inc.	230
4	Jos. A. Bank Clothiers, Inc. (a)	180
10	Kirkland’s, Inc. (a)	124
15	Lithia Motors, Inc., Class A	297
16	Lumber Liquidators Holdings, Inc. (a) (c)	416
16	MarineMax, Inc. (a)	138
111	Men’s Wearhouse, Inc. (The)	3,737
10	Midas, Inc. (a)	62
22	Monro Muffler Brake, Inc.	811
37	PEP Boys-Manny Moe & Jack	403
70	PetSmart, Inc.	3,187
77	RadioShack Corp.	1,022
11	Rue21, Inc. (a) (c)	349
39	Select Comfort Corp. (a)	708
26	Sonic Automotive, Inc., Class A (c)	386
26	Stage Stores, Inc.	444
19	Stein Mart, Inc.	178
20	Tractor Supply Co.	1,333
18	Vitamin Shoppe, Inc. (a)	834
144	Williams-Sonoma, Inc.	5,262
20	Zale Corp. (a)	112
15	Zumiez, Inc. (a)	363

		57,778

	Textiles, Apparel & Luxury Goods — 1.9%
126	CROCS, Inc. (a)	3,237
58	Deckers Outdoor Corp. (a)	5,112
34	Fossil, Inc. (a)	3,952
139	Iconix Brand Group, Inc. (a)	3,353
14	K-Swiss, Inc., Class A (a)	148
66	Liz Claiborne, Inc. (a) (c)	354
17	Maidenform Brands, Inc. (a)	469
12	Movado Group, Inc.	203
10	Oxford Industries, Inc.	326
8	Perry Ellis International, Inc. (a)	210
40	Phillips-Van Heusen Corp.	2,638
94	Quiksilver, Inc. (a)	444
25	Skechers U.S.A., Inc., Class A (a)	369
28	Timberland Co. (The), Class A (a)	1,202
18	True Religion Apparel, Inc. (a)	536
28	Warnaco Group, Inc. (The) (a)	1,459

		24,012

	Total Consumer Discretionary	185,417

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Staples — 3.6%
	Beverages — 0.1%
7	Boston Beer Co., Inc., Class A (a)	611
9	Hansen Natural Corp. (a)	743

		1,354

	Food & Staples Retailing — 0.6%
13	Andersons, Inc. (The)	568
61	Casey’s General Stores, Inc.	2,676
9	Nash Finch Co.	319
82	Ruddick Corp.	3,574
16	Spartan Stores, Inc.	305

		7,442

	Food Products — 2.3%
37	B&G Foods, Inc.	761
9	Calavo Growers, Inc.	180
9	Cal-Maine Foods, Inc. (c)	298
116	Corn Products International, Inc.	6,423
51	Darling International, Inc. (a)	904
7	Diamond Foods, Inc. (c)	573
80	Flowers Foods, Inc.	1,759
38	Green Mountain Coffee Roasters, Inc. (a)	3,359
53	Hain Celestial Group, Inc. (The) (a)	1,770
10	J&J Snack Foods Corp.	518
14	Lancaster Colony Corp. (c)	822
29	Ralcorp Holdings, Inc. (a)	2,546
6	Seneca Foods Corp., Class A (a)	161
272	Smithfield Foods, Inc. (a)	5,941
37	Snyders-Lance, Inc.	792
18	Tootsie Roll Industries, Inc.	540
21	TreeHouse Foods, Inc. (a)	1,136

		28,483

	Household Products — 0.4%
42	Central Garden & Pet Co., Class A (a)	423
16	Church & Dwight Co., Inc.	647
56	Energizer Holdings, Inc. (a)	4,086
12	WD-40 Co.	475

		5,631

	Personal Products — 0.1%
11	Inter Parfums, Inc.	251
9	Medifast, Inc. (a) (c)	216
35	Prestige Brands Holdings, Inc. (a)	454

		921

	Tobacco — 0.1%
62	Alliance One International, Inc. (a)	200

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — Continued
23	Universal Corp.	869

		1,069

	Total Consumer Staples	44,900

	Energy — 6.2%
	Energy Equipment & Services — 3.1%
65	Atwood Oceanics, Inc. (a)	2,875
17	Basic Energy Services, Inc. (a)	547
12	Bristow Group, Inc.	635
9	CARBO Ceramics, Inc.	1,490
58	Dresser-Rand Group, Inc. (a)	3,099
10	Gulf Island Fabrication, Inc.	322
272	Helix Energy Solutions Group, Inc. (a)	4,497
17	Hornbeck Offshore Services, Inc. (a)	464
106	ION Geophysical Corp. (a)	1,003
5	Lufkin Industries, Inc.	438
18	Matrix Service Co. (a)	243
74	Oceaneering International, Inc.	2,996
43	Oil States International, Inc. (a)	3,434
3	OYO Geospace Corp. (a)	317
216	Patterson-UTI Energy, Inc.	6,829
41	Pioneer Drilling Co. (a)	631
17	SEACOR Holdings, Inc.	1,659
135	Superior Energy Services, Inc. (a)	5,026
55	Tetra Technologies, Inc. (a)	705
25	Unit Corp. (a)	1,550

		38,760

	Oil, Gas & Consumable Fuels — 3.1%
238	Arch Coal, Inc.	6,356
31	Bill Barrett Corp. (a)	1,430
41	Cimarex Energy Co.	3,649
9	Contango Oil & Gas Co. (a)	523
52	Energen Corp.	2,914
93	Forest Oil Corp. (a)	2,480
73	Frontier Oil Corp.	2,374
13	Georesources, Inc. (a)	296
91	Gulfport Energy Corp. (a)	2,714
57	Holly Corp. (a)	3,958
33	Penn Virginia Corp.	439
39	Petroquest Energy, Inc. (a) (c)	273
83	Plains Exploration & Production Co. (a)	3,171
36	SM Energy Co.	2,670
135	Stone Energy Corp. (a)	4,098
14	Swift Energy Co. (a)	514
18	World Fuel Services Corp.	635

		38,494

	Total Energy	77,254

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 18.3%
	Capital Markets — 1.2%
35	Affiliated Managers Group, Inc. (a)	3,547
84	Apollo Investment Corp.	858
14	Calamos Asset Management, Inc., Class A	207
63	Eaton Vance Corp.	1,909
24	Investment Technology Group, Inc. (a)	332
76	Jefferies Group, Inc.	1,541
31	optionsXpress Holdings, Inc.	525
11	Piper Jaffray Cos. (a)	315
77	Prospect Capital Corp. (c)	779
90	Raymond James Financial, Inc.	2,886
21	SWS Group, Inc.	124
50	Waddell & Reed Financial, Inc., Class A	1,830

		14,853

	Commercial Banks — 4.0%
93	Bank of Hawaii Corp.	4,325
10	Bank of the Ozarks, Inc.	497
52	Boston Private Financial Holdings, Inc.	340
76	Cathay General Bancorp	1,240
11	City Holding Co.	362
39	City National Corp.	2,090
28	Columbia Banking System, Inc.	480
87	Commerce Bancshares, Inc.	3,730
27	Community Bank System, Inc.	659
50	Cullen/Frost Bankers, Inc.	2,849
104	East West Bancorp, Inc.	2,100
12	First Bancorp (a) (c)	53
68	First Commonwealth Financial Corp.	389
42	First Financial Bancorp	702
23	First Financial Bankshares, Inc. (c)	785
54	First Midwest Bancorp, Inc.	663
98	FirstMerit Corp.	1,616
95	FNB Corp.	981
32	Fulton Financial Corp.	339
52	Glacier Bancorp, Inc.	702
20	Hancock Holding Co.	614
71	Hanmi Financial Corp. (a)	76
16	Home Bancshares, Inc./AR	373
15	Independent Bank Corp.	404
38	International Bancshares Corp.	638
19	Nara Bancorp, Inc. (a)	158
87	National Penn Bancshares, Inc.	694
26	NBT Bancorp, Inc.	582
67	Old National Bancorp	720
24	PacWest Bancorp	486

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
24	Pinnacle Financial Partners, Inc. (a) (c)	378
45	PrivateBancorp, Inc.	619
74	Prosperity Bancshares, Inc.	3,254
18	S&T Bancorp, Inc.	330
50	Signature Bank (a)	2,888
12	Simmons First National Corp., Class A	315
22	Sterling Bancorp	208
74	Sterling Bancshares, Inc.	602
57	Susquehanna Bancshares, Inc.	458
12	SVB Financial Group (a)	728
43	TCF Financial Corp.	596
27	Texas Capital Bancshares, Inc. (a)	689
6	Tompkins Financial Corp.	224
66	Trustmark Corp.	1,553
22	UMB Financial Corp.	910
30	United Bankshares, Inc. (c)	726
11	United Community Banks, Inc. (a) (c)	121
228	Valley National Bancorp (c)	3,099
66	Webster Financial Corp.	1,377
16	Westamerica Bancorp	791
35	Wilshire Bancorp, Inc. (a)	102

		49,615

	Consumer Finance — 0.3%
10	Cash America International, Inc.	600
44	Ezcorp, Inc., Class A (a)	1,571
22	First Cash Financial Services, Inc. (a)	936
11	World Acceptance Corp. (a)	741

		3,848

	Diversified Financial Services — 0.3%
30	Interactive Brokers Group, Inc., Class A	476
58	MSCI, Inc., Class A (a)	2,174
15	Portfolio Recovery Associates, Inc. (a)	1,244

		3,894

	Insurance — 3.3%
113	American Financial Group, Inc.	4,019
13	AMERISAFE, Inc. (a)	297
28	Aspen Insurance Holdings Ltd., (Bermuda)	714
57	Brown & Brown, Inc.	1,473
76	Delphi Financial Group, Inc., Class A	2,206
16	eHealth, Inc. (a) (c)	212
30	Employers Holdings, Inc.	495
74	Everest Re Group Ltd., (Bermuda)	6,017
191	Fidelity National Financial, Inc., Class A	3,002
65	HCC Insurance Holdings, Inc.	2,044

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — Continued
29		Horace Mann Educators Corp.	449
9		Infinity Property & Casualty Corp.	503
38		Meadowbrook Insurance Group, Inc.	380
32		National Financial Partners Corp. (a)	372
9		Navigators Group, Inc. (The) (a)	427
15		Presidential Life Corp.	157
40		ProAssurance Corp. (a)	2,799
101		Reinsurance Group of America, Inc.	6,165
12		RLI Corp.	742
11		Safety Insurance Group, Inc.	459
39		Selective Insurance Group, Inc.	634
—	(h)	StanCorp Financial Group, Inc.	1
11		Stewart Information Services Corp.	115
30		Tower Group, Inc.	710
37		Transatlantic Holdings, Inc.	1,835
9		United Fire & Casualty Co.	157
36		Unitrin, Inc.	1,058
127		W.R. Berkley Corp.	4,107

			41,549

		Real Estate Investment Trusts (REITs) — 7.8%
29		Acadia Realty Trust	594
44		Alexandria Real Estate Equities, Inc.	3,432
95		BioMed Realty Trust, Inc.	1,829
53		BRE Properties, Inc.	2,628
51		Camden Property Trust	3,216
20		Cedar Shopping Centers, Inc.	102
63		Colonial Properties Trust	1,279
51		Corporate Office Properties Trust	1,588
74		Cousins Properties, Inc.	635
128		DiamondRock Hospitality Co.	1,373
183		Duke Realty Corp.	2,566
19		EastGroup Properties, Inc.	818
36		Entertainment Properties Trust	1,680
44		Equity One, Inc.	828
23		Essex Property Trust, Inc.	3,152
71		Extra Space Storage, Inc.	1,516
48		Federal Realty Investment Trust	4,110
50		Franklin Street Properties Corp.	644
19		Getty Realty Corp. (c)	485
52		Healthcare Realty Trust, Inc.	1,076
56		Highwoods Properties, Inc.	1,859
30		Home Properties, Inc.	1,830
89		Hospitality Properties Trust	2,168
58		Inland Real Estate Corp.	509
42		Kilroy Realty Corp.	1,656

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
45	Kite Realty Group Trust	226
61	LaSalle Hotel Properties	1,612
72	Lexington Realty Trust (c)	654
89	Liberty Property Trust	2,910
22	LTC Properties, Inc.	605
94	Macerich Co. (The)	5,027
63	Mack-Cali Realty Corp.	2,072
81	Medical Properties Trust, Inc.	930
26	Mid-America Apartment Communities, Inc.	1,760
61	National Retail Properties, Inc. (c)	1,496
92	Nationwide Health Properties, Inc.	3,793
78	Omega Healthcare Investors, Inc.	1,643
16	Parkway Properties, Inc.	269
42	Pennsylvania Real Estate Investment Trust	665
36	Post Properties, Inc.	1,478
29	Potlatch Corp.	1,023
14	PS Business Parks, Inc.	748
58	Rayonier, Inc.	3,805
91	Realty Income Corp.	3,049
65	Regency Centers Corp.	2,838
8	Saul Centers, Inc.	320
103	Senior Housing Properties Trust	2,405
59	SL Green Realty Corp.	4,929
20	Sovran Self Storage, Inc.	827
60	Tanger Factory Outlet Centers	1,596
40	Taubman Centers, Inc.	2,392
136	UDR, Inc.	3,344
9	Universal Health Realty Income Trust	360
16	Urstadt Biddle Properties, Inc., Class A	288
94	Weingarten Realty Investors	2,365

		97,002

	Real Estate Management & Development — 0.3%
25	Forestar Group, Inc. (a)	411
31	Jones Lang LaSalle, Inc.	2,905

		3,316

	Thrifts & Mortgage Finance — 1.1%
103	Astoria Financial Corp.	1,316
20	Bank Mutual Corp.	75
42	Brookline Bancorp, Inc.	392
20	Dime Community Bancshares, Inc.	296
219	First Niagara Financial Group, Inc.	2,888
504	New York Community Bancorp, Inc.	7,550
36	Provident Financial Services, Inc.	520
53	Trustco Bank Corp.	262
25	Washington Federal, Inc.	412

		13,711

	Total Financials	227,788

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 11.2%
	Biotechnology — 1.0%
30	ArQule, Inc. (a)	189
31	Cubist Pharmaceuticals, Inc. (a)	1,127
16	Emergent Biosolutions, Inc. (a)	372
41	Regeneron Pharmaceuticals, Inc. (a)	2,346
50	Savient Pharmaceuticals, Inc. (a) (c)	376
164	Vertex Pharmaceuticals, Inc. (a)	8,542

		12,952

	Health Care Equipment & Supplies — 3.2%
16	Abaxis, Inc. (a)	441
22	Align Technology, Inc. (a)	511
9	Analogic Corp.	472
9	Cantel Medical Corp.	238
20	CONMED Corp. (a)	576
55	Cooper Cos., Inc. (The)	4,393
20	CryoLife, Inc. (a)	110
18	Cyberonics, Inc. (a)	490
17	Greatbatch, Inc. (a)	448
73	Hill-Rom Holdings, Inc.	3,353
322	Hologic, Inc. (a)	6,490
9	ICU Medical, Inc. (a)	374
18	IDEXX Laboratories, Inc. (a)	1,409
118	Immucor, Inc. (a)	2,400
14	Integra LifeSciences Holdings Corp. (a)	692
23	Invacare Corp.	747
7	Kensey Nash Corp. (a)	181
67	Kinetic Concepts, Inc. (a)	3,840
31	Meridian Bioscience, Inc.	757
30	Merit Medical Systems, Inc. (a)	530
21	Natus Medical, Inc. (a)	316
16	Neogen Corp. (a)	741
29	NuVasive, Inc. (a) (c)	937
14	Palomar Medical Technologies, Inc. (a)	155
70	ResMed, Inc. (a) (c)	2,174
10	STERIS Corp.	352
12	SurModics, Inc. (a)	134
25	Symmetry Medical, Inc. (a)	224
82	Teleflex, Inc.	5,016
3	Thoratec Corp. (a)	95
16	Zoll Medical Corp. (a)	880

		39,476

	Health Care Providers & Services — 3.9%
8	Air Methods Corp. (a)	599
6	Almost Family, Inc. (a)	162
21	Amedisys, Inc. (a)	569

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Providers & Services — Continued
79		AMERIGROUP Corp. (a)	5,558
28		AMN Healthcare Services, Inc. (a)	237
23		AmSurg Corp. (a)	589
18		Bio-Reference Labs, Inc. (a)	366
61		Catalyst Health Solutions, Inc. (a)	3,378
119		Community Health Systems, Inc. (a)	3,063
5		Corvel Corp. (a)	226
21		Cross Country Healthcare, Inc. (a)	163
9		Ensign Group, Inc. (The)	280
22		Gentiva Health Services, Inc. (a)	449
23		Hanger Orthopedic Group, Inc. (a)	572
227		Health Management Associates, Inc., Class A (a)	2,450
168		Health Net, Inc. (a)	5,386
32		Healthspring, Inc. (a)	1,476
24		Healthways, Inc. (a)	358
32		Henry Schein, Inc. (a)	2,267
12		IPC The Hospitalist Co., Inc. (a)	577
38		Kindred Healthcare, Inc. (a)	811
7		Landauer, Inc.	415
6		LCA-Vision, Inc. (a)	29
11		LHC Group, Inc. (a)	257
99		LifePoint Hospitals, Inc. (a)	3,862
54		Lincare Holdings, Inc.	1,595
—	(h)	Magellan Health Services, Inc. (a)	7
13		Medcath Corp. (a)	181
7		Mednax, Inc. (a)	533
9		MWI Veterinary Supply, Inc. (a)	725
173		Omnicare, Inc.	5,523
27		Owens & Minor, Inc.	941
21		PharMerica Corp. (a)	266
6		PSS World Medical, Inc. (a)	180
23		Universal Health Services, Inc., Class B	1,180
76		WellCare Health Plans, Inc. (a)	3,896

			49,126

		Health Care Technology — 0.4%
148		Allscripts Healthcare Solutions, Inc. (a)	2,872
8		Computer Programs & Systems, Inc.	504
24		Omnicell, Inc. (a)	366
12		Quality Systems, Inc.	1,026

			4,768

		Life Sciences Tools & Services — 0.9%
49		Affymetrix, Inc. (a)	392
18		Cambrex Corp. (a)	84
33		Covance, Inc. (a)	1,936
23		Enzo Biochem, Inc. (a)	97

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — Continued
30	eResearchTechnology, Inc. (a)	193
5	Illumina, Inc. (a)	373
11	Kendle International, Inc. (a)	163
2	Mettler-Toledo International, Inc. (a)	362
181	Pharmaceutical Product Development, Inc.	4,851
27	Techne Corp.	2,221

		10,672

	Pharmaceuticals — 1.8%
167	Endo Pharmaceuticals Holdings, Inc. (a)	6,708
7	Hi-Tech Pharmacal Co., Inc. (a) (c)	205
38	Medicines Co. (The) (a)	629
51	Medicis Pharmaceutical Corp., Class A	1,929
23	Par Pharmaceutical Cos., Inc. (a)	761
47	Perrigo Co.	4,102
44	Questcor Pharmaceuticals, Inc. (a)	1,058
76	Salix Pharmaceuticals Ltd. (a)	3,011
213	ViroPharma, Inc. (a)	3,949

		22,352

	Total Health Care	139,346

	Industrials — 15.6%
	Aerospace & Defense — 1.5%
29	AAR Corp.	775
11	Aerovironment, Inc. (a)	385
54	Alliant Techsystems, Inc.	3,850
7	American Science & Engineering, Inc.	526
106	BE Aerospace, Inc. (a)	4,316
18	Ceradyne, Inc. (a)	696
12	Cubic Corp.	611
37	Esterline Technologies Corp. (a)	2,857
42	GenCorp, Inc. (a)	270
35	Huntington Ingalls Industries, Inc. (a)	1,213
33	Moog, Inc., Class A (a)	1,419
4	National Presto Industries Inc.	397
45	Orbital Sciences Corp. (a)	751
3	Triumph Group, Inc.	281

		18,347

	Air Freight & Logistics — 0.2%
21	Forward Air Corp.	708
74	UTi Worldwide, Inc., (United Kingdom)	1,466

		2,174

	Airlines — 0.9%
90	Alaska Air Group, Inc. (a)	6,186
11	Allegiant Travel Co. (a)	564
724	JetBlue Airways Corp. (a)	4,416
39	SkyWest, Inc.	592

		11,758

SHARES		SECURITY DESCRIPTION	VALUE($)

		Building Products — 0.5%
54		A.O. Smith Corp.	2,275
13		AAON, Inc.	281
19		Apogee Enterprises, Inc.	250
22		Gibraltar Industries, Inc. (a)	248
33		Griffon Corp. (a)	329
32		Lennox International, Inc.	1,365
12		NCI Building Systems, Inc. (a)	131
26		Quanex Building Products Corp.	430
9		Simpson Manufacturing Co., Inc.	273
14		Universal Forest Products, Inc.	336

			5,918

		Commercial Services & Supplies — 1.5%
34		ABM Industries, Inc.	788
89		Brink’s Co. (The)	2,661
15		Clean Harbors, Inc. (a)	1,567
7		Consolidated Graphics, Inc. (a)	408
59		Copart, Inc. (a)	2,760
48		Corrections Corp. of America (a)	1,038
91		Deluxe Corp.	2,238
13		G&K Services, Inc., Class A	439
48		Healthcare Services Group, Inc.	779
15		Herman Miller, Inc.	416
47		Interface, Inc., Class A	905
22		Mine Safety Appliances Co.	830
32		Mobile Mini, Inc. (a)	684
45		Rollins, Inc.	918
8		Standard Register Co. (The)	25
31		SYKES Enterprises, Inc. (a)	671
10		Tetra Tech, Inc. (a)	235
11		UniFirst Corp.	593
14		Viad Corp.	319

			18,274

		Construction & Engineering — 1.5%
—	(h)	Aecom Technology Corp. (a)	3
27		Comfort Systems USA, Inc.	282
26		Dycom Industries, Inc. (a)	422
139		EMCOR Group, Inc. (a)	4,073
26		Granite Construction, Inc.	637
29		Insituform Technologies, Inc., Class A (a)	599
173		KBR, Inc.	6,528
20		Orion Marine Group, Inc. (a)	184
134		URS Corp. (a)	5,996

			18,724

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electrical Equipment — 1.3%
133	AMETEK, Inc.	5,972
9	AZZ, Inc.	402
39	Belden, Inc.	1,356
55	Brady Corp., Class A	1,751
14	Encore Wire Corp.	331
34	Hubbell, Inc., Class B	2,221
37	II-VI, Inc. (a)	937
6	Powell Industries, Inc. (a)	228
9	Regal-Beloit Corp.	615
49	Thomas & Betts Corp. (a)	2,655
16	Vicor Corp.	260

		16,728

	Industrial Conglomerates — 0.3%
54	Carlisle Cos., Inc.	2,638
9	Standex International Corp.	265
16	Tredegar Corp.	294

		3,197

	Machinery — 4.9%
179	Actuant Corp., Class A	4,809
134	AGCO Corp. (a)	6,601
20	Albany International Corp., Class A	532
15	Astec Industries, Inc. (a)	561
10	Badger Meter, Inc.	385
6	Briggs & Stratton Corp.	119
54	Bucyrus International, Inc.	4,970
6	Cascade Corp.	303
12	CIRCOR International, Inc.	534
42	CLARCOR, Inc.	1,993
30	Crane Co.	1,501
15	EnPro Industries, Inc. (a)	708
20	ESCO Technologies, Inc.	751
45	Federal Signal Corp.	292
63	Gardner Denver, Inc.	5,335
30	Graco, Inc.	1,505
43	IDEX Corp.	1,951
20	John Bean Technologies Corp.	393
140	Kennametal, Inc.	5,905
40	Lincoln Electric Holdings, Inc.	1,435
9	Lindsay Corp.	627
12	Lydall, Inc. (a)	139
28	Mueller Industries, Inc.	1,047
102	Nordson Corp.	5,608
50	Pentair, Inc.	2,017
2	SPX Corp.	196
115	Timken Co.	5,779

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
49	Toro Co. (The)	2,939
8	Valmont Industries, Inc.	814
25	Wabtec Corp.	1,673
8	Watts Water Technologies, Inc., Class A	285

		61,707

	Marine — 0.4%
76	Alexander & Baldwin, Inc.	3,643
25	Kirby Corp. (a)	1,393

		5,036

	Professional Services — 0.9%
9	CDI Corp.	119
31	Corporate Executive Board Co. (The)	1,333
22	Dolan Co. (The) (a)	184
10	Exponent, Inc. (a)	430
31	FTI Consulting, Inc. (a)	1,181
13	Heidrick & Struggles International, Inc.	284
17	Insperity, Inc.	506
21	Kelly Services, Inc., Class A (a)	349
34	Korn/Ferry International (a)	738
6	Manpower, Inc.	301
37	Navigant Consulting, Inc. (a)	386
26	On Assignment, Inc. (a)	253
11	School Specialty, Inc. (a)	161
36	SFN Group, Inc. (a)	332
70	Towers Watson & Co., Class A	4,597
34	TrueBlue, Inc. (a)	486

		11,640

	Road & Rail — 0.8%
18	Arkansas Best Corp.	434
11	Con-way, Inc.	430
50	J.B. Hunt Transport Services, Inc.	2,371
90	Kansas City Southern (a)	5,324
29	Old Dominion Freight Line, Inc. (a)	1,082

		9,641

	Trading Companies & Distributors — 0.9%
45	Applied Industrial Technologies, Inc.	1,589
19	Kaman Corp.	671
4	Lawson Products, Inc.	75
18	MSC Industrial Direct Co., Class A	1,213
143	United Rentals, Inc. (a)	3,637
62	Watsco, Inc.	4,188

		11,373

	Total Industrials	194,517

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Information Technology — 17.4%
		Communications Equipment — 1.6%
317		Arris Group, Inc. (a)	3,679
8		Bel Fuse, Inc., Class B	174
13		Black Box Corp.	403
20		Comtech Telecommunications Corp.	549
17		DG FastChannel, Inc. (a)	540
17		Digi International, Inc. (a)	227
11		EMS Technologies, Inc. (a)	350
—	(h)	F5 Networks, Inc. (a)	21
76		Harmonic, Inc. (a)	550
41		NETGEAR, Inc. (a)	1,804
20		Network Equipment Technologies, Inc. (a)	45
14		Oplink Communications, Inc. (a)	270
13		PC-Tel, Inc. (a)	87
76		Plantronics, Inc.	2,771
29		Polycom, Inc. (a)	1,834
144		Riverbed Technology, Inc. (a)	5,714
31		Symmetricom, Inc. (a)	178
48		Tekelec (a)	439

			19,635

		Computers & Peripherals — 0.8%
21		Avid Technology, Inc. (a)	396
120		Diebold, Inc.	3,718
36		Intermec, Inc. (a)	397
15		Intevac, Inc. (a)	157
121		NCR Corp. (a)	2,291
11		Novatel Wireless, Inc. (a)	59
75		QLogic Corp. (a)	1,193
15		Stratasys, Inc. (a)	503
18		Super Micro Computer, Inc. (a)	291
25		Synaptics, Inc. (a) (c)	642

			9,647

		Electronic Equipment, Instruments & Components — 2.9%
15		Agilysys, Inc. (a) (c)	124
3		Anixter International, Inc.	204
159		Arrow Electronics, Inc. (a)	6,607
205		Avnet, Inc. (a)	6,533
44		Benchmark Electronics, Inc. (a)	720
47		Brightpoint, Inc. (a)	385
28		Checkpoint Systems, Inc. (a)	503
24		CTS Corp.	229
25		Daktronics, Inc.	266
12		DTS, Inc. (a)	494
18		Electro Scientific Industries, Inc. (a)	351
12		FARO Technologies, Inc. (a)	509

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
18	Gerber Scientific, Inc. (a)	199
34	Insight Enterprises, Inc. (a)	597
72	Itron, Inc. (a)	3,470
16	Littelfuse, Inc.	941
6	LoJack Corp. (a)	27
22	Mercury Computer Systems, Inc. (a)	408
26	Methode Electronics, Inc.	305
11	MTS Systems Corp.	481
79	National Instruments Corp.	2,352
27	Newport Corp. (a)	484
14	OSI Systems, Inc. (a)	619
14	Park Electrochemical Corp.	400
26	Pulse Electronics Corp.	115
17	RadiSys Corp. (a)	124
40	Rofin-Sinar Technologies, Inc. (a)	1,369
12	Rogers Corp. (a)	534
19	Scansource, Inc. (a)	717
27	SYNNEX Corp. (a)	853
5	Tech Data Corp. (a)	231
11	Trimble Navigation Ltd. (a)	449
306	Vishay Intertechnology, Inc. (a)	4,608

		36,208

	Internet Software & Services — 1.3%
77	AOL, Inc. (a)	1,535
19	comScore, Inc. (a)	502
30	DealerTrack Holdings, Inc. (a)	681
29	Digital River, Inc. (a)	918
34	Equinix, Inc. (a)	3,396
27	Infospace, Inc. (a)	243
33	j2 Global Communications, Inc. (a)	941
13	Liquidity Services, Inc. (a)	297
35	LivePerson, Inc. (a)	492
12	LogMeIn, Inc. (a)	452
10	Perficient, Inc. (a)	101
78	Rackspace Hosting, Inc. (a)	3,325
17	RightNow Technologies, Inc. (a)	560
5	Stamps.com, Inc.	62
62	United Online, Inc.	376
147	ValueClick, Inc. (a)	2,447
21	XO Group, Inc. (a)	213

		16,541

	IT Services — 2.7%
58	Acxiom Corp. (a)	763
75	Alliance Data Systems Corp. (a) (c)	7,022

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
71	CACI International, Inc., Class A (a)	4,493
23	Cardtronics, Inc. (a)	544
50	CIBER, Inc. (a)	275
22	Convergys Corp. (a)	304
24	CSG Systems International, Inc. (a)	452
90	DST Systems, Inc.	4,736
11	Forrester Research, Inc.	349
90	Gartner, Inc. (a)	3,644
44	Global Payments, Inc.	2,269
27	Heartland Payment Systems, Inc.	562
41	iGate Corp.	662
12	Integral Systems, Inc. (a)	147
168	Lender Processing Services, Inc.	3,517
16	ManTech International Corp., Class A	729
5	MAXIMUS, Inc.	392
4	NCI, Inc., Class A (a)	101
43	NeuStar, Inc., Class A (a)	1,139
33	SRA International, Inc., Class A (a)	1,023
21	TeleTech Holdings, Inc. (a)	452

		33,575

	Office Electronics — 0.1%
37	Zebra Technologies Corp., Class A (a)	1,578

	Semiconductors & Semiconductor Equipment — 3.8%
27	Advanced Energy Industries, Inc. (a)	401
441	Atmel Corp. (a)	6,202
24	ATMI, Inc. (a)	491
47	Brooks Automation, Inc. (a)	514
8	Cabot Microelectronics Corp. (a)	393
16	Ceva, Inc. (a)	486
49	Cirrus Logic, Inc. (a)	779
17	Cohu, Inc.	226
42	Cree, Inc. (a)	1,410
20	Cymer, Inc. (a)	983
16	DSP Group, Inc. (a)	143
51	Entropic Communications, Inc. (a)	457
32	Exar Corp. (a)	203
279	Fairchild Semiconductor International, Inc. (a)	4,670
28	FEI Co. (a)	1,058
65	International Rectifier Corp. (a)	1,820
48	Intersil Corp., Class A	618
45	Kopin Corp. (a)	211
51	Kulicke & Soffa Industries, Inc. (a)	568
155	Lam Research Corp. (a)	6,871
35	Micrel, Inc.	372
35	Microsemi Corp. (a)	711

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
80	MKS Instruments, Inc.	2,123
25	Monolithic Power Systems, Inc. (a)	390
12	Nanometrics, Inc. (a)	235
17	Pericom Semiconductor Corp. (a)	154
209	RF Micro Devices, Inc. (a)	1,279
21	Rudolph Technologies, Inc. (a)	230
24	Semtech Corp. (a)	644
20	Sigma Designs, Inc. (a)	151
110	Skyworks Solutions, Inc. (a)	2,520
16	Standard Microsystems Corp. (a)	442
9	Supertex, Inc. (a)	202
26	Tessera Technologies, Inc. (a)	452
19	Ultratech, Inc. (a)	583
49	Varian Semiconductor Equipment Associates, Inc. (a)	3,004
95	Veeco Instruments, Inc. (a) (c)	4,614
18	Volterra Semiconductor Corp. (a)	444

		47,054

	Software — 4.2%
24	ACI Worldwide, Inc. (a)	799
23	Advent Software, Inc. (a)	645
65	ANSYS, Inc. (a)	3,549
32	Blackbaud, Inc.	899
25	Bottomline Technologies, Inc. (a)	628
474	Cadence Design Systems, Inc. (a)	5,004
11	CommVault Systems, Inc. (a)	502
46	Concur Technologies, Inc. (a)	2,292
28	Ebix, Inc. (a) (c)	530
24	EPIQ Systems, Inc.	335
33	FactSet Research Systems, Inc.	3,419
77	Fair Isaac Corp.	2,329
90	Informatica Corp. (a)	5,254
10	Interactive Intelligence, Inc. (a)	354
11	JDA Software Group, Inc. (a)	351
16	Manhattan Associates, Inc. (a)	543
36	Mentor Graphics Corp. (a)	459
39	MICROS Systems, Inc. (a)	1,938
6	MicroStrategy, Inc., Class A (a)	991
20	Monotype Imaging Holdings, Inc. (a)	286
35	Netscout Systems, Inc. (a)	731
43	Progress Software Corp. (a)	1,045
176	Quest Software, Inc. (a)	4,007
26	Radiant Systems, Inc. (a)	545
103	Rovi Corp. (a)	5,911
10	Smith Micro Software, Inc. (a)	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	25

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
21	Sourcefire, Inc. (a)	637
41	Synopsys, Inc. (a)	1,060
31	Take-Two Interactive Software, Inc. (a)	469
49	THQ, Inc. (a) (c)	176
193	TIBCO Software, Inc. (a)	5,599
19	Tyler Technologies, Inc. (a)	502
29	Websense, Inc. (a)	756

		52,587

	Total Information Technology	216,825

	Materials — 6.3%
	Chemicals — 3.3%
23	A Schulman, Inc.	578
11	Albemarle Corp.	730
14	American Vanguard Corp.	184
18	Arch Chemicals, Inc.	621
62	Ashland, Inc.	3,979
21	Balchem Corp.	901
56	Cabot Corp.	2,227
43	Calgon Carbon Corp. (a)	730
92	Cytec Industries, Inc.	5,248
6	Hawkins, Inc. (c)	226
2	International Flavors & Fragrances, Inc.	116
15	Koppers Holdings, Inc.	554
24	Kraton Performance Polymers, Inc. (a)	957
12	LSB Industries, Inc. (a)	524
45	Lubrizol Corp.	6,094
23	Minerals Technologies, Inc.	1,546
30	NewMarket Corp.	5,195
82	Olin Corp.	1,853
68	OM Group, Inc. (a)	2,784
43	PolyOne Corp.	667
8	Quaker Chemical Corp.	330
20	Scotts Miracle-Gro Co. (The), Class A	1,047
37	Sensient Technologies Corp.	1,390
6	Stepan Co.	397
30	STR Holdings, Inc. (a) (c)	442
52	Valspar Corp.	1,880
3	Westlake Chemical Corp.	144
15	Zep, Inc.	290

		41,634

	Construction Materials — 0.0% (g)
32	Headwaters, Inc. (a)	101

	Containers & Packaging — 1.1%
18	Aptargroup, Inc.	930

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — Continued
6	Greif, Inc., Class A	388
24	Myers Industries, Inc.	249
85	Packaging Corp. of America	2,390
85	Rock-Tenn Co., Class A	5,617
16	Silgan Holdings, Inc.	658
54	Sonoco Products Co.	1,907
29	Temple-Inland, Inc.	876

		13,015

	Metals & Mining — 1.4%
12	AM Castle & Co. (a)	192
18	AMCOL International Corp.	688
244	Century Aluminum Co. (a)	3,821
21	Compass Minerals International, Inc.	1,848
9	Haynes International, Inc.	542
11	Kaiser Aluminum Corp.	580
15	Materion Corp. (a)	573
6	Olympic Steel, Inc.	173
40	Reliance Steel & Aluminum Co.	1,976
23	RTI International Metals, Inc. (a)	881
261	Steel Dynamics, Inc.	4,236
70	Worthington Industries, Inc.	1,626

		17,136

	Paper & Forest Products — 0.5%
30	Buckeye Technologies, Inc.	802
8	Clearwater Paper Corp. (a)	570
7	Deltic Timber Corp.	400
29	Domtar Corp., (Canada)	2,776
28	KapStone Paper & Packaging Corp. (a)	460
10	Neenah Paper, Inc.	217
12	Schweitzer-Mauduit International, Inc.	693
34	Wausau Paper Corp.	230

		6,148

	Total Materials	78,034

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.3%
7	Atlantic Tele-Network, Inc.	252
22	Cbeyond, Inc. (a)	285
138	Cincinnati Bell, Inc. (a)	459
30	General Communication, Inc., Class A (a)	360
23	Neutral Tandem, Inc. (a)	402
110	tw telecom, inc. (a)	2,266

		4,024

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Wireless Telecommunication Services — 0.2%
23	NTELOS Holdings Corp.	463
65	Telephone & Data Systems, Inc.	2,027
15	USA Mobility, Inc.	235

		2,725

	Total Telecommunication Services	6,749

	Utilities — 4.9%
	Electric Utilities — 1.8%
24	Allete, Inc.	975
10	Central Vermont Public Service Corp.	348
85	DPL, Inc.	2,560
51	El Paso Electric Co.	1,652
228	Great Plains Energy, Inc.	4,725
93	Hawaiian Electric Industries, Inc.	2,240
38	IDACORP, Inc.	1,500
16	NV Energy, Inc.	242
193	PNM Resources, Inc.	3,224
26	UIL Holdings Corp.	837
75	UniSource Energy Corp.	2,788
68	Westar Energy, Inc.	1,829

		22,920

	Gas Utilities — 1.6%
38	AGL Resources, Inc.	1,561
137	Atmos Energy Corp.	4,548
16	Laclede Group, Inc. (The)	606
6	National Fuel Gas Co.	459
41	New Jersey Resources Corp.	1,826
320	Questar Corp.	5,674
10	South Jersey Industries, Inc.	529
47	Southwest Gas Corp.	1,817
57	UGI Corp.	1,832
22	WGL Holdings, Inc.	844

		19,696

	Multi-Utilities — 1.5%
105	Alliant Energy Corp.	4,268
74	Avista Corp.	1,889
11	CH Energy Group, Inc.	582
173	MDU Resources Group, Inc.	3,901
51	NorthWestern Corp.	1,701

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
81	NSTAR	3,717
29	OGE Energy Corp.	1,466
17	Vectren Corp.	470

		17,994

	Water Utilities — 0.0% (g)
14	American States Water Co.	491

	Total Utilities	61,101

	Total Common Stocks (Cost $979,465)	1,231,931

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,520	U.S. Treasury Bills, 0.007%, 07/28/11 (k) (n)	1,520
915	U.S. Treasury Bills, 0.030%, 08/11/11 (k) (n)	915

	Total U.S. Treasury Obligations (Cost $2,435)	2,435

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
25,717	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $25,717)	25,717

Investments of Cash Collateral for Securities on Loan — 2.6%
	Investment Company — 2.6%
32,596	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $32,596)	32,596

	Total Investments — 103.8% (Cost $1,040,213)	1,292,679
	Liabilities in Excess of Other Assets — (3.8)%	(47,159)

	NET ASSETS — 100.0%	$1,245,520

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
61	E-mini Russell 2000	09/16/11	$5,035	$260
150	S&P Mid Cap 400	09/16/11	14,647	599

				$859

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	27

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,842,783	$1,234,366
Investments in affiliates, at value	52,270	58,313

Total investment securities, at value	1,895,053	1,292,679
Receivables:
Investment securities sold	6,932	1,450
Fund shares sold	6,984	713
Interest and dividends	2,378	827
Securities lending income	14	20
Variation margin on futures contracts	144	121

Total Assets	1,911,505	1,295,810

LIABILITIES:
Payables:
Dividends	960	1,962
Investment securities purchased	6,714	13,499
Collateral for securities lending program	7,885	32,596
Fund shares redeemed	1,954	1,619
Accrued liabilities:
Investment advisory fees	130	243
Admin Fees	64	88
Shareholder servicing fees	14	66
Distribution fees	151	29
Custodian and accounting fees	41	27
Trustees’ and Chief Compliance Officer’s fees	1	1
Other	430	160

Total Liabilities	18,344	50,290

Net Assets	$1,893,161	$1,245,520

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

	Equity Index Fund	Market Expansion Index Fund
NET ASSETS:
Paid in capital	$1,141,366	$918,628
Accumulated undistributed net investment income	273	(768)
Accumulated net realized gains (losses)	(178,941)	74,335
Net unrealized appreciation (depreciation)	930,463	253,325

Total Net Assets	$1,893,161	$1,245,520

Net Assets:
Class A	$540,743	$77,638
Class B	21,922	5,839
Class C	49,126	13,613
Class R2	—	3,309
Select Class	1,281,370	1,145,121

Total	$1,893,161	$1,245,520

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	18,047	6,741
Class B	734	523
Class C	1,645	1,267
Class R2	—	289
Select Class	42,762	98,962

Net Asset Value:
Class A — Redemption price per share	$29.96	$11.52
Class B — Offering price per share (a)	29.88	11.16
Class C — Offering price per share (a)	29.87	10.74
Class R2 — Offering and redemption price per share	—	11.46
Select Class — Offering and redemption price per share	29.97	11.57
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.62	$12.16

Cost of investments in non-affiliates	$922,177	$981,900
Cost of investments in affiliates	43,016	58,313
Value of securities on loan	7,776	32,159

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$3
Dividend income from non-affiliates	37,522		12,216
Dividend income from affiliates	273		31
Income from securities lending (net)	133		432
Other income	113		1

Total investment income	38,041		12,683

EXPENSES:
Investment advisory fees	4,589		2,680
Administration fees	1,652		964
Distribution fees:
Class A	1,336		181
Class B	196		51
Class C	355		88
Class R2	—		12
Shareholder servicing fees:
Class A	1,336		181
Class B	66		17
Class C	118		29
Class R2	—		6
Select Class	3,069		2,447
Custodian and accounting fees	92		52
Interest expense to affiliates	—	(a)	—
Professional fees	56		62
Trustees’ and Chief Compliance Officer’s fees	12		7
Printing and mailing costs	256		79
Registration and filing fees	69		68
Transfer agent fees	1,278		283
Other	30		26

Total expenses	14,510		7,233

Less amounts waived	(8,790)		(2,185)
Less earnings credits	—	(a)	—	(a)

Net expenses	5,720		5,048

Net investment income (loss)	32,321		7,635

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	36,804		106,988
Investment in affiliates	58		—
Futures	3,023		4,964

Net realized gain (loss)	39,885		111,952

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	393,445		202,039
Investments in affiliates	2,903		—
Futures	1,017		1,223

Change in net unrealized appreciation (depreciation)	397,365		203,262

Net realized/unrealized gains (losses)	437,250		315,214

Change in net assets resulting from operations	$469,571		$322,849

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,321	$32,269	$7,635	$7,986
Net realized gain (loss)	39,885	(9,028)	111,952	51,616
Change in net unrealized appreciation (depreciation)	397,365	180,942	203,262	93,999

Change in net assets resulting from operations	469,571	204,183	322,849	153,601

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,578)	(9,256)	(388)	(446)
Class B
From net investment income	(217)	(358)	(10)	(9)
Class C
From net investment income	(419)	(497)	(24)	(15)
Class R2
From net investment income	—	—	(10)	(7)
Select Class
From net investment income	(22,680)	(21,688)	(7,240)	(7,665)

Total distributions to shareholders	(31,894)	(31,799)	(7,672)	(8,142)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(108,701)	(15,938)	79,057	50,960

NET ASSETS:
Change in net assets	328,976	156,446	394,234	196,419
Beginning of period	1,564,185	1,407,739	851,286	654,867

End of period	$1,893,161	$1,564,185	$1,245,520	$851,286

Accumulated undistributed (distributions in excess of) net investment income	$273	$317	$(768)	$(601)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$116,737	$114,553	$22,257	$20,804
Dividends and distributions reinvested	8,306	8,815	327	372
Cost of shares redeemed	(206,303)	(125,073)	(24,492)	(19,130)

Change in net assets from Class A capital transactions	$(81,260)	$(1,705)	$(1,908)	$2,046

Class B
Proceeds from shares issued	159	961	71	214
Dividends and distributions reinvested	204	337	9	8
Cost of shares redeemed	(12,938)	(15,340)	(3,504)	(3,677)

Change in net assets from Class B capital transactions	$(12,575)	$(14,042)	$(3,424)	$(3,455)

Class C
Proceeds from shares issued	8,223	9,495	2,884	1,608
Dividends and distributions reinvested	266	303	19	11
Cost of shares redeemed	(13,431)	(16,868)	(2,585)	(2,581)

Change in net assets from Class C capital transactions	$(4,942)	$(7,070)	$318	$(962)

Class R2
Proceeds from shares issued	—	—	2,144	1,789
Dividends and distributions reinvested	—	—	6	6
Cost of shares redeemed	—	—	(1,001)	(283)

Change in net assets from Class R2 capital transactions	$—	$—	$1,149	$1,512

Select Class
Proceeds from shares issued	414,907	277,785	295,629	238,345
Dividends and distributions reinvested	18,907	14,906	849	466
Cost of shares redeemed	(443,738)	(285,812)	(213,556)	(186,992)

Change in net assets from Select Class capital transactions	$(9,924)	$6,879	$82,922	$51,819

Total change in net assets from capital transactions	$(108,701)	$(15,938)	$79,057	$50,960

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

	Equity Index Fund		Market Expansion Index Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	4,188	4,676	2,149	2,458
Reinvested	293	355	29	43
Redeemed	(7,451)	(5,062)	(2,314)	(2,247)

Change in Class A Shares	(2,970)	(31)	(136)	254

Class B
Issued	6	41	7	26
Reinvested	7	13	1	1
Redeemed	(465)	(621)	(353)	(441)

Change in Class B Shares	(452)	(567)	(345)	(414)

Class C
Issued	291	381	283	201
Reinvested	9	12	2	1
Redeemed	(490)	(679)	(276)	(324)

Change in Class C Shares	(190)	(286)	9	(122)

Class R2
Issued	—	—	202	205
Reinvested	—	—	1	1
Redeemed	—	—	(96)	(31)

Change in Class R2 Shares	—	—	107	175

Select Class
Issued	14,906	11,277	27,688	27,620
Reinvested	665	600	76	54
Redeemed	(15,613)	(11,515)	(20,466)	(21,649)

Change in Select Class Shares	(42)	362	7,298	6,025

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Total distributions
Equity Index Fund
Class A
Year Ended June 30, 2011	$23.40	$0.45	(c)	$6.56		$7.01	$(0.45)	$(0.45)
Year Ended June 30, 2010	20.90	0.45	(c)	2.49		2.94	(0.44)	—
Year Ended June 30, 2009	29.08	0.51	(c)	(8.19	)(d)	(7.68)	(0.50)	—
Year Ended June 30, 2008	34.16	0.53	(c)	(5.09)		(4.56)	(0.52)	—
Year Ended June 30, 2007	28.90	0.48	(c)	5.28		5.76	(0.50)	—

Class B
Year Ended June 30, 2011	23.34	0.24	(c)	6.54		6.78	(0.24)	(0.24)
Year Ended June 30, 2010	20.84	0.26	(c)	2.49		2.75	(0.25)	—
Year Ended June 30, 2009	28.98	0.34	(c)	(8.15	)(d)	(7.81)	(0.33)	—
Year Ended June 30, 2008	34.02	0.28	(c)	(5.07)		(4.79)	(0.25)	—
Year Ended June 30, 2007	28.78	0.23	(c)	5.26		5.49	(0.25)	—

Class C
Year Ended June 30, 2011	23.34	0.24	(c)	6.54		6.78	(0.25)	(0.25)
Year Ended June 30, 2010	20.84	0.26	(c)	2.49		2.75	(0.25)	—
Year Ended June 30, 2009	28.98	0.34	(c)	(8.14	)(d)	(7.80)	(0.34)	—
Year Ended June 30, 2008	34.04	0.29	(c)	(5.08)		(4.79)	(0.27)	—
Year Ended June 30, 2007	28.81	0.24	(c)	5.25		5.49	(0.26)	—

Select Class
Year Ended June 30, 2011	23.40	0.52	(c)	6.57		7.09	(0.52)	(0.52)
Year Ended June 30, 2010	20.90	0.51	(c)	2.49		3.00	(0.50)	—
Year Ended June 30, 2009	29.08	0.56	(c)	(8.18	)(d)	(7.62)	(0.56)	—
Year Ended June 30, 2008	34.16	0.61	(c)	(5.09)		(4.48)	(0.60)	—
Year Ended June 30, 2007	28.90	0.56	(c)	5.27		5.83	(0.57)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(8.20), $(8.16), $(8.15), and $(8.19). and the total return would have been (26.42)%, (26.96)%, (26.94)% and (26.23)% for Class A Shares, Class B Shares, Class C Shares and Select Class Shares, respectively.
(e)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(f)	Includes a gain resulting from a payment by affiliate. Without this gain the total return would have been (13.28)%.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$29.96	30.09%		$540,743	0.45%	1.63%	0.94%	7%
23.40	13.96		491,906	0.45	1.80	0.96	8
20.90	(26.38	)(d)	439,950	0.45	2.29	1.04	18
29.08	(13.47	)(e)	594,810	0.45	1.64	0.97	12
34.16	20.02		624,107	0.45	1.50	0.94	9

29.88	29.10		21,922	1.20	0.88	1.44	7
23.34	13.12		27,677	1.20	1.07	1.46	8
20.84	(26.92	)(d)	36,524	1.20	1.53	1.53	18
28.98	(14.12	)(e)	71,403	1.20	0.87	1.47	12
34.02	19.12		135,620	1.20	0.75	1.44	9

29.87	29.11		49,126	1.20	0.88	1.44	7
23.34	13.14		42,819	1.20	1.06	1.46	8
20.84	(26.91	)(d)	44,210	1.20	1.53	1.54	18
28.98	(14.13	)(e)	72,637	1.20	0.89	1.47	12
34.04	19.11		92,205	1.20	0.75	1.44	9

29.97	30.45		1,281,370	0.20	1.87	0.69	7
23.40	14.24		1,001,783	0.20	2.05	0.71	8
20.90	(26.20	)(d)	887,055	0.20	2.57	0.79	18
29.08	(13.25	)(f)	1,102,129	0.20	1.89	0.72	12
34.16	20.31		1,231,982	0.20	1.75	0.69	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Index Fund
Class A
Year Ended June 30, 2011	$8.42	$0.05	(e)	$3.11		$3.16	$(0.06)	$—	$(0.06)
Year Ended June 30, 2010	6.88	0.06	(e)	1.55		1.61	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.21	0.09	(e)	(3.02	)(f)	(2.93)	(0.08)	(0.32)	(0.40)
Year Ended June 30, 2008	13.58	0.08	(e)	(1.63)		(1.55)	(0.07)	(1.75)	(1.82)
Year Ended June 30, 2007	12.47	0.09	(e)	2.13		2.22	(0.09)	(1.02)	(1.11)

Class B
Year Ended June 30, 2011	8.18	(0.02	)(e)	3.02		3.00	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.70	—	(e)(h)	1.49		1.49	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.97	0.03	(e)	(2.94	)(f)	(2.91)	(0.04)	(0.32)	(0.36)
Year Ended June 30, 2008	13.33	(0.01	)(e)	(1.59)		(1.60)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	12.28	—	(e)(h)	2.09		2.09	(0.02)	(1.02)	(1.04)

Class C
Year Ended June 30, 2011	7.88	(0.02	)(e)	2.90		2.88	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.45	—	(e)(h)	1.44		1.44	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.63	0.03	(e)	(2.84	)(f)	(2.81)	(0.05)	(0.32)	(0.37)
Year Ended June 30, 2008	12.94	(0.01	)(e)	(1.54)		(1.55)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	11.96	—	(e)(h)	2.02		2.02	(0.02)	(1.02)	(1.04)

Class R2
Year Ended June 30, 2011	8.39	0.01	(e)	3.09		3.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.87	0.02	(e)	1.55		1.57	(0.05)	—	(0.05)
November 3, 2008 (i) through June 30, 2009	7.32	0.04	(e)	(0.11)		(0.07)	(0.06)	(0.32)	(0.38)

Select Class
Year Ended June 30, 2011	8.45	0.08	(e)	3.11		3.19	(0.07)	—	(0.07)
Year Ended June 30, 2010	6.91	0.09	(e)	1.54		1.63	(0.09)	—	(0.09)
Year Ended June 30, 2009	10.24	0.10	(e)	(3.01	)(f)	(2.91)	(0.10)	(0.32)	(0.42)
Year Ended June 30, 2008	13.61	0.11	(e)	(1.63)		(1.52)	(0.10)	(1.75)	(1.85)
Year Ended June 30, 2007	12.50	0.12	(e)	2.13		2.25	(0.12)	(1.02)	(1.14)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.52	37.50%		$77,638	0.69%	0.50%	0.89%	78%
8.42	23.30		57,906	0.69	0.75	0.91	61
6.88	(28.22	)(f)	45,589	0.75	1.18	1.01	70
10.21	(11.79	)(g)	65,663	0.70	0.70	0.94	65
13.58	18.69		82,813	0.70	0.72	0.94	44

11.16	36.63		5,839	1.39	(0.20)	1.39	78
8.18	22.21		7,104	1.41	0.03	1.41	61
6.70	(28.69	)(f)	8,587	1.49	0.44	1.50	70
9.97	(12.45	)(g)	17,126	1.44	(0.05)	1.44	65
13.33	17.82		26,451	1.43	(0.03)	1.43	44

10.74	36.53		13,613	1.39	(0.21)	1.39	78
7.88	22.34		9,919	1.41	0.03	1.41	61
6.45	(28.75	)(f)	8,906	1.49	0.44	1.50	70
9.63	(12.43	)(g)	15,669	1.44	(0.06)	1.44	65
12.94	17.75		25,149	1.43	(0.01)	1.44	44

11.46	36.97		3,309	1.07	0.10	1.14	78
8.39	22.83		1,527	1.07	0.24	1.16	61
6.87	(0.31)		50	1.07	1.06	1.30	70

11.57	37.84		1,145,121	0.44	0.75	0.64	78
8.45	23.49		774,830	0.44	1.00	0.66	61
6.91	(28.00	)(f)	591,735	0.51	1.43	0.76	70
10.24	(11.55	)(g)	485,717	0.45	0.95	0.69	65
13.61	18.92		584,141	0.45	0.97	0.69	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class B, Class C and Select Class	Diversified
Market Expansion Index Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,894,926	$127	$—	$1,895,053

Appreciation in Other Financial Instruments
Futures Contracts	$603	$—	$—	$603

Market Expansion Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$1,290,244	$2,435	$—	$1,292,679

Appreciation in Other Financial Instruments
Futures Contracts	$859	$—	$—	$859

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of warrants. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of U.S. Treasury Bills that are held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the year ended June 30, 2011 (amounts in thousands):

	Equity Index Fund	Market Expansion Index Fund
Average Notional Balance Long	$14,181	$23,007
Ending Notional Balance Long	23,087	19,682

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

C. Transactions with Affiliates — An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be an affiliated issuer (amounts in thousands):

	For the year ended June 30, 2011
	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
Equity Index Fund
JPMorgan Chase & Co. (common stock)	$24,219	$1,380	$3,279	$58	$254	618	$25,282
JP Morgan Liquid Assets Money Market Fund, Institutional Class Shares	4,112	252,896	237,905	—	19	19,103	19,103
JP Morgan Prime Money Market Fund, Capital Shares*	7,734	87,901	87,750	—	133	7,885	7,885

Total	$36,065			$58	$406		$52,270

Market Expansion Index Fund
JP Morgan Liquid Assets Money Market Fund, Institutional Class Shares	$17,458	$284,734	$276,475	$—	$31	25,717	$25,717
JP Morgan Prime Money Market Fund, Capital Shares*	29,898	216,358	213,660	—	432	32,596	32,596

Total	$47,356			$—	$463		$58,313

*	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statements of Operations.

D. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for the Funds pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on investment of cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Equity Index Fund	$2
Market Expansion Index Fund	11

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Equity Index Fund	$7,776	$7,885	*	$7,885
Market Expansion Index Fund	32,159	32,596	*	32,596

*	Subsequent to June 30, 2011, additional collateral was received from the borrowers.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Equity Index Fund	$2
Market Expansion Index Fund	9

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2011 (amounts in thousands):

Lending Agent Fees Incurred
Equity Index Fund	$2
Market Expansion Index Fund	7

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-In-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Equity Index Fund	$(20,204)	$(471)	$20,675
Market Expansion Index Fund	(6)	(130)	136

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards (Equity Index Fund) and non-taxable special dividends (Market Expansion Index Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.25% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Index Fund	0.25	0.75	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$31	$36
Market Expansion Index Fund	11	7

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Index Fund	0.82	1.57	1.57	1.07%	0.57

The contractual expense limitation agreements were in effect for the year ended June 30, 2011. The expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$3,601	$762	$4,405	$8,768
Market Expansion Index Fund			776	776

	Voluntary Waivers
	Shareholder Servicing	Total
Market Expansion Index Fund	$1,368	$1,368

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended June 30, 2011 was as follows: (excluding the reimbursement disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Equity Index Fund	$22
Market Expansion Index Fund	41

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$131,712	$245,694
Market Expansion Index Fund	914,036	823,162

During the year ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,051,895	$894,989	$51,831	$843,158
Market Expansion Index Fund	1,046,924	269,152	23,397	245,755

For both of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Equity Index Fund	$31,894	$31,894
Market Expansion Index Fund	7,672	7,672

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Equity Index Fund	$31,799	$31,799
Market Expansion Index Fund	8,142	8,142

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,278	$(91,636)	$843,158
Market Expansion Index Fund	1,211	81,904	245,755

For the Funds, the cumulative timing differences primarily consist of distributions payable, wash sale loss deferrals and mark to market of futures contracts (Market Expansion Index Fund).

As of June 30, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2012	2013	2017	2018	Total
Equity Index Fund	$12,693	$13,928	$18,860	$46,155	$91,636

During the year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Equity Index Fund	$20,449
Market Expansion Index Fund	30,418

During the year ended June 30, 2011, Equity Index Fund had expired capital loss carryforwards of approximately $20,188,000.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011, or at anytime during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentration and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 29.0% of the net assets of Market Expansion Index Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Index Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Index Fund and JPMorgan Market Expansion Index Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	49

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	51

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,057.90	$2.30	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class B
Actual	1,000.00	1,054.10	6.11	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	1,054.40	6.11	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Select Class
Actual	1,000.00	1,059.50	1.02	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

Market Expansion Index Fund
Class A
Actual	1,000.00	1,080.20	3.56	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class B
Actual	1,000.00	1,076.70	7.11	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class C
Actual	1,000.00	1,075.90	7.10	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R2
Actual	1,000.00	1,078.00	5.51	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Select Class
Actual	1,000.00	1,081.00	2.27	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Equity Index Fund	100.00%
Market Expansion Index Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Equity Index Fund	$31,894
Market Expansion Index Fund	7,672

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	53

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-INDEX-611

Annual Report

J.P. Morgan Investor Funds

June 30, 2011

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 34.3%, outperforming both the

Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Fund	Fund Return*	Barclays Capital Intermediate Aggregate Bond Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return	Fund Net Assets as of 6/30/2011 (in thousands)
JPMorgan Investor Balanced Fund, Class A (no sales charge)	16.53%	3.99%	32.37%	17.67%	$2,987,599

JPMorgan Investor Conservative Growth Fund, Class A (no sales charge)	11.36%	3.99%	32.37%	12.08%	2,638,065

JPMorgan Investor Growth Fund, Class A (no sales charge)	26.86%	3.99%	32.37%	29.35%	1,555,001

JPMorgan Investor Growth & Income Fund, Class A (no sales charge)	21.91%	3.99%	32.37%	23.43%	2,047,222

Portfolio Composition by Asset Class**

JPMorgan Investor Balanced Fund
U.S. Equity	42.6%
Fixed Income	40.6
Alternative Assets	9.5
International Equity	6.0
Money Market	1.3

Investor Conservative Growth Fund
Fixed Income	57.9%
U.S. Equity	26.1
Alternative Assets	10.3
International Equity	4.1
Money Market	1.6

Investor Growth Fund
U.S. Equity	77.9%
International Equity	10.3
Fixed Income	6.2
Alternative Assets	4.8
Money Market	0.8

Investor Growth and Income Fund
U.S. Equity	59.5%
Fixed Income	22.7
Alternative Assets	9.2
International Equity	7.5
Money Market	1.1

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

During the reporting period, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks in most of the world’s capital markets still finished with gains.

U.S. stocks, as measured by the Russell 3000 Index, returned 32.37% for the twelve months ended June 30, 2011, outperforming international and emerging markets stocks during the reporting period. Among U.S. stocks, small-and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across asset classes. Given investors’ increasing appetite for risk, fixed income securities underperformed stocks, as the Barclays Capital Intermediate Aggregate Bond Index returned 3.99% for the twelve months ended June 30, 2011. Emerging markets debt securities and high yield bonds (also known as “junk bonds”) were relatively strong during the reporting period, but still underperformed stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Each of the J.P. Morgan Investor Funds (the “Investor Funds”) outperformed the Barclays Capital Intermediate Aggregate Bond Index, their broad based fixed income benchmark, and underperformed the Russell 3000 Index, their broad based equity benchmark, for the twelve months ended June 30, 2011. In accordance with their model allocations, each Investor Fund allocated its assets among fixed income, equity and alternative investments. The Investor Funds’ exposure to equities drove their outperformance versus the Barclays Capital Intermediate Aggregate Bond Index as equities outperformed fixed income securities during the reporting period. Similarly, the Investor Funds’ exposure to fixed income securities drove their underperformance versus the Russell 3000 Index as fixed income securities underperformed equities during the reporting period. Each Investor Fund’s performance is also compared to blended composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income benchmark and broad based equity benchmark. These composite benchmarks correspond to each Investor Fund’s model allocation. Each Investor Fund underperformed its blended composite benchmark during the reporting period. Their relative performance was hurt by the Investor Funds’ exposure to international and emerging market stocks, which both posted strong absolute returns but underperformed U.S. stocks. The composite benchmarks only had exposure to outperforming U.S. stocks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying J.P. Morgan Funds that invested in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Within each asset class, the underlying funds in which the Investor Funds invested were further diversified among large-cap, mid-cap, small-cap, and international stocks. The underlying fund mix was diversified so that no single underlying fund had a significant influence on each Investor Fund’s returns. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. They assessed their tactical asset mix and strategic asset mix by evaluating the performance of the Investor Funds against the blended performance of the Russell 3000 Index and the Barclays Capital Intermediate Aggregate Bond Index. They determined the strategic weight for each asset class in the Investor Funds by using both three- to five-year and 10- to 15-year outlooks. They remained focused on making investments they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s blended benchmark and their peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		16.53%	5.18%	4.90%
With Sales Charge*		11.27	4.22	4.42
CLASS B SHARES	12/10/96
Without CDSC		15.91	4.59	4.35
With CDSC**		10.91	4.25	4.35
CLASS C SHARES	7/1/97
Without CDSC		15.98	4.60	4.25
With CDSC***		14.98	4.60	4.25
SELECT CLASS SHARES	12/10/96	16.88	5.46	5.17

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays Capital Intermediate Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital Intermediate Aggregate Bond Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		11.36%	5.26%	4.72%
With Sales Charge*		6.38	4.29	4.24
CLASS B SHARES	12/10/96
Without CDSC		10.64	4.67	4.17
With CDSC**		5.64	4.33	4.17
CLASS C SHARES	7/1/97
Without CDSC		10.73	4.67	4.06
With CDSC***		9.73	4.67	4.06
SELECT CLASS SHARES	12/10/96	11.57	5.52	4.98

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays Capital Intermediate Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital Intermediate Aggregate Bond Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		26.86%	3.72%	3.99%
With Sales Charge*		21.14	2.77	3.52
CLASS B SHARES	12/10/96
Without CDSC		26.20	3.10	3.44
With CDSC**		21.20	2.75	3.44
CLASS C SHARES	7/1/97
Without CDSC		26.11	3.10	3.32
With CDSC***		25.11	3.10	3.32
SELECT CLASS SHARES	12/10/96	27.11	3.96	4.24

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays Capital Intermediate Aggregate Bond Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays Capital Intermediate Aggregate Bond Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		21.91%	4.50%	4.48%
With Sales Charge*		16.43	3.54	4.00
CLASS B SHARES	12/10/96
Without CDSC		21.23	3.91	3.94
With CDSC**		16.23	3.56	3.94
CLASS C SHARES	7/1/97
Without CDSC		21.28	3.93	3.82
With CDSC***		20.28	3.93	3.82
SELECT CLASS SHARES	12/10/96	22.19	4.78	4.76

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays Capital Intermediate Aggregate Bond Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays Capital Intermediate Aggregate Bond Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.6% (b)
	Alternative Assets — 9.5%
2,013	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	39,651
1,252	JPMorgan Global Natural Resources Fund, Select Class Shares (a)	19,494
17,275	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	171,198
3,529	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	53,708

	Total Alternative Assets	284,051

	Fixed Income — 40.5%
24,377	JPMorgan Core Bond Fund, Select Class Shares	281,556
44,135	JPMorgan Core Plus Bond Fund, Select Class Shares	361,906
1,784	JPMorgan Credit Opportunities Fund, Select Class Shares	18,179
6,540	JPMorgan Emerging Markets Debt Fund, Select Class Shares	53,560
8,775	JPMorgan Government Bond Fund, Select Class Shares	96,355
25,372	JPMorgan High Yield Fund, Select Class Shares	208,053
3,702	JPMorgan Inflation Managed Bond Fund, Select Class Shares	39,019
7,768	JPMorgan Limited Duration Bond Fund, Select Class Shares	73,564
6,964	JPMorgan Short Duration Bond Fund, Select Class Shares	76,599

	Total Fixed Income	1,208,791

	International Equity — 5.9%
1,635	JPMorgan Emerging Economies Fund, Select Class Shares	24,474
1,115	JPMorgan Emerging Markets Equity Fund, Select Class Shares	27,083
5,554	JPMorgan International Equity Index Fund, Select Class Shares	111,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
688	JPMorgan Latin America Fund, Select Class Shares (a)	14,534

	Total International Equity	177,288

	Money Market — 1.3%
38,376	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (l)	38,376

	U.S. Equity — 42.4%
1,220	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	19,041
9,456	JPMorgan Intrepid America Fund, Select Class Shares	233,847
4,929	JPMorgan Intrepid Growth Fund, Select Class Shares	121,007
5,753	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	93,946
1,710	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	38,149
13,471	JPMorgan Large Cap Value Fund, Select Class Shares	152,226
10,723	JPMorgan Market Expansion Index Fund, Select Class Shares	124,068
2,756	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	41,590
27,949	JPMorgan U.S. Equity Fund, Select Class Shares	297,654
6,860	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	146,795

	Total U.S. Equity	1,268,323

	Total Investments — 99.6% (Cost $2,664,533)	2,976,829
	Other Assets in Excess of Liabilities — 0.4%	10,770

	NET ASSETS — 100.0%	$2,987,599

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4% (b)
	Alternative Assets — 10.2%
2,549	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	50,209
755	JPMorgan Global Natural Resources Fund, Select Class Shares (a)	11,757
13,816	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	136,915
4,727	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	71,947

	Total Alternative Assets	270,828

	Fixed Income — 57.5%
24,374	JPMorgan Core Bond Fund, Select Class Shares	281,516
50,168	JPMorgan Core Plus Bond Fund, Select Class Shares	411,379
3,322	JPMorgan Credit Opportunities Fund, Select Class Shares	33,856
5,577	JPMorgan Emerging Markets Debt Fund, Select Class Shares	45,678
19,957	JPMorgan Government Bond Fund, Select Class Shares	219,124
18,416	JPMorgan High Yield Fund, Select Class Shares	151,012
5,542	JPMorgan Inflation Managed Bond Fund, Select Class Shares	58,416
15,647	JPMorgan Limited Duration Bond Fund, Select Class Shares	148,174
15,412	JPMorgan Short Duration Bond Fund, Select Class Shares	169,533

	Total Fixed Income	1,518,688

	International Equity — 4.2%
1,415	JPMorgan Emerging Economies Fund, Select Class Shares	21,189
923	JPMorgan Emerging Markets Equity Fund, Select Class Shares	22,428
2,590	JPMorgan International Equity Index Fund, Select Class Shares	51,858

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
624	JPMorgan Latin America Fund, Select Class Shares (a)	13,190

	Total International Equity	108,665

	Money Market — 1.6%
42,052	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (l)	42,052

	U.S. Equity — 25.9%
7,177	JPMorgan Intrepid America Fund, Select Class Shares	177,499
2,762	JPMorgan Intrepid Growth Fund, Select Class Shares	67,795
2,241	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	36,601
5,396	JPMorgan Large Cap Value Fund, Select Class Shares	60,977
3,011	JPMorgan Market Expansion Index Fund, Select Class Shares	34,836
821	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	20,500
2,012	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	30,368
13,701	JPMorgan U.S. Equity Fund, Select Class Shares	145,913
4,076	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	87,226
1,042	JPMorgan Value Advantage Fund, Select Class Shares	19,921

	Total U.S. Equity	681,636

	Total Investments — 99.4% (Cost $2,442,075)	2,621,869
	Other Assets in Excess of Liabilities — 0.6%	16,196

	NET ASSETS — 100.0%	$2,638,065

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 4.8%
849	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	16,731
502	JPMorgan Global Natural Resources Fund, Select Class Shares (a)	7,811
3,396	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	33,655
1,043	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	15,879

	Total Alternative Assets	74,076

	Fixed Income — 6.1%
688	JPMorgan Core Plus Bond Fund, Select Class Shares	5,642
659	JPMorgan Credit Opportunities Fund, Select Class Shares	6,713
3,681	JPMorgan Emerging Markets Debt Fund, Select Class Shares	30,145
196	JPMorgan Government Bond Fund, Select Class Shares	2,150
4,085	JPMorgan High Yield Fund, Select Class Shares	33,500
1,404	JPMorgan Inflation Managed Bond Fund, Select Class Shares	14,795
343	JPMorgan Limited Duration Bond Fund, Select Class Shares	3,245

	Total Fixed Income	96,190

	International Equity — 10.4%
817	JPMorgan Emerging Economies Fund, Select Class Shares	12,238
635	JPMorgan Emerging Markets Equity Fund, Select Class Shares	15,419
2,577	JPMorgan International Equity Fund, Select Class Shares	37,157
4,390	JPMorgan International Equity Index Fund, Select Class Shares	87,882
374	JPMorgan Latin America Fund, Select Class Shares (a)	7,899

	Total International Equity	160,595

	Money Market — 0.8%
12,247	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (l)	12,247

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 77.8%
533	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	8,326
8,108	JPMorgan Intrepid America Fund, Select Class Shares	200,506
3,931	JPMorgan Intrepid Growth Fund, Select Class Shares	96,503
3,988	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	65,123
6,663	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	148,641
17,340	JPMorgan Large Cap Value Fund, Select Class Shares	195,941
8,452	JPMorgan Market Expansion Index Fund, Select Class Shares	97,787
378	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	9,448
2,548	JPMorgan Small Cap Value Fund, Select Class Shares	50,501
1,372	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	20,710
22,021	JPMorgan U.S. Equity Fund, Select Class Shares	234,529
3,428	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	73,360
493	JPMorgan Value Advantage Fund, Select Class Shares	9,424

	Total U.S. Equity	1,210,799

	Total Investments — 99.9% (Cost $1,328,844)	1,553,907
	Other Assets in Excess of Liabilities — 0.1%	1,094

	NET ASSETS — 100.0%	$1,555,001

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.1% (b)
	Alternative Assets — 9.1%
1,086	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	21,389
687	JPMorgan Global Natural Resources Fund, Select Class Shares (a)	10,700
11,849	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	117,421
2,612	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	39,750

	Total Alternative Assets	189,260

	Fixed Income — 22.7%
9,879	JPMorgan Core Bond Fund, Select Class Shares	114,101
19,277	JPMorgan Core Plus Bond Fund, Select Class Shares	158,073
865	JPMorgan Credit Opportunities Fund, Select Class Shares	8,817
4,277	JPMorgan Emerging Markets Debt Fund, Select Class Shares	35,027
15,851	JPMorgan High Yield Fund, Select Class Shares	129,976
1,897	JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,998

	Total Fixed Income	465,992

	International Equity — 7.6%
1,110	JPMorgan Emerging Economies Fund, Select Class Shares	16,616
801	JPMorgan Emerging Markets Equity Fund, Select Class Shares	19,455
1,850	JPMorgan International Equity Fund, Select Class Shares	26,674
4,041	JPMorgan International Equity Index Fund, Select Class Shares	80,902
464	JPMorgan Latin America Fund, Select Class Shares (a)	9,802

	Total International Equity	153,449

	Money Market — 1.1%
21,538	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (l)	21,538

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 59.6%
786	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	12,271
9,947	JPMorgan Intrepid America Fund, Select Class Shares	245,989
3,566	JPMorgan Intrepid Growth Fund, Select Class Shares	87,538
2,622	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	42,812
5,634	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	125,701
15,182	JPMorgan Large Cap Value Fund, Select Class Shares	171,558
9,071	JPMorgan Market Expansion Index Fund, Select Class Shares	104,955
549	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	13,715
2,212	JPMorgan Small Cap Value Fund, Select Class Shares	43,848
1,622	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	24,480
22,413	JPMorgan U.S. Equity Fund, Select Class Shares	238,695
4,417	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	94,521
712	JPMorgan Value Advantage Fund, Select Class Shares	13,619

	Total U.S. Equity	1,219,702

	Total Investments — 100.1% (Cost $1,778,207)	2,049,941
	Liabilities in Excess of Other Assets — (0.1)%	(2,719)

	NET ASSETS — 100.0%	$2,047,222

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	11

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2011.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$2,976,829	$2,621,869	$1,553,907	$2,049,941
Cash	10	4	—	—
Receivables:
Investment securities sold	—	—	—	1,749
Fund shares sold	13,324	19,615	3,828	6,101
Interest and dividends	6,184	5,601	2,955	4,384

Total Assets	2,996,347	2,647,089	1,560,690	2,062,175

LIABILITIES:
Payables:
Dividends	985	384	158	295
Investment securities purchased	—	—	—	9,750
Fund shares redeemed	5,948	7,014	4,159	3,414
Accrued liabilities:
Investment advisory fees	121	107	62	82
Administration fees	166	146	73	113
Shareholder servicing fees	177	163	41	93
Distribution fees	820	904	424	567
Custodian and accounting fees	10	15	16	7
Trustees’ and Chief Compliance Officer’s fees	1	4	4	5
Transfer agent fees	390	226	570	480
Other	130	61	182	147

Total Liabilities	8,748	9,024	5,689	14,953

Net Assets	$2,987,599	$2,638,065	$1,555,001	$2,047,222

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid in capital	$2,785,870	$2,510,754	$1,446,059	$1,930,978
Accumulated undistributed (distributions in excess of) net investment income	(40)	5	(32)	(44)
Accumulated net realized gains (losses)	(110,527)	(52,488)	(116,089)	(155,446)
Net unrealized appreciation (depreciation)	312,296	179,794	225,063	271,734

Total Net Assets	$2,987,599	$2,638,065	$1,555,001	$2,047,222

Net Assets:
Class A	$2,104,717	$1,589,494	$1,089,221	$1,443,240
Class B	235,961	116,375	213,785	270,833
Class C	415,301	843,076	128,944	186,625
Select Class	231,620	89,120	123,051	146,524

Total	$2,987,599	$2,638,065	$1,555,001	$2,047,222

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	167,250	139,480	77,054	108,662
Class B	18,766	10,205	15,438	20,492
Class C	33,385	74,226	9,473	14,349
Select Class	18,383	7,793	8,572	11,169

Net Asset Value:
Class A — Redemption price per share	$12 .58	$11 .40	$14 .14	$13 .28
Class B — Offering price per share (a)	12 .57	11 .40	13 .85	13 .22
Class C — Offering price per share (a)	12 .44	11 .36	13 .61	13 .01
Select Class — Offering and redemption price per share	12 .60	11 .44	14 .35	13 .12
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13 .17	$11 .94	$14 .81	$13 .91

Cost of investments in affiliates	2,664,533	2,442,075	1,328,844	1,778,207

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$60,548	$56,009	$15,983	$34,413
Other income	411	79	694	836

Total investment income	60,959	56,088	16,677	35,249

EXPENSES:
Investment advisory fees	1,263	1,018	694	907
Administration fees	1,648	1,497	1,074	1,287
Distribution fees:
Class A	4,381	3,154	2,368	3,073
Class B	2,026	1,013	1,754	2,293
Class C	2,288	4,244	800	1,129
Shareholder servicing fees:
Class A	4,381	3,154	2,368	3,073
Class B	675	338	585	764
Class C	762	1,415	267	376
Select Class	494	186	249	320
Custodian and accounting fees	28	26	29	26
Professional fees	63	59	49	51
Trustees’ and Chief Compliance Officer’s fees	16	12	9	12
Printing and mailing costs	321	189	263	284
Registration and filing fees	131	190	99	96
Transfer agent fees	1,186	651	1,331	1,194
Other	50	33	38	38

Total expenses	19,713	17,179	11,977	14,923

Less amounts waived	(4,597)	(3,652)	(3,379)	(3,705)
Less earnings credits	— (a)	— (a)	— (a)	—	(a)

Net expenses	15,116	13,527	8,598	11,218

Net investment income (loss)	45,843	42,561	8,079	24,031

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	(1,259)	(623)	(2,942)	1,383
Distributions of realized gains by investment company affiliates	1,299	945	462	890

Net realized gain (loss)	40	322	(2,480)	2,273

Change in net unrealized appreciation (depreciation) of investments in affiliates	311,746	149,813	303,641	310,921

Net realized/unrealized gains (losses)	311,786	150,135	301,161	313,194

Change in net assets resulting from operations	$357,629	$192,696	$309,240	$337,225

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$45,843	$41,175	$42,561	$29,628
Net realized gain (loss) on investments in affiliates	(1,259)	(27,745)	(623)	(12,138)
Distributions of realized gains by investment company affiliates	1,299	90	945	52
Change in net unrealized appreciation (depreciation)	311,746	157,100	149,813	72,743

Change in net assets resulting from operations	357,629	170,620	192,696	90,285

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(34,094)	(28,476)	(28,821)	(19,758)
Class B
From net investment income	(3,548)	(5,612)	(2,298)	(3,590)
Class C
From net investment income	(4,557)	(3,206)	(10,083)	(4,869)
Select Class
From net investment income	(4,294)	(3,972)	(1,842)	(1,692)

Total distributions to shareholders	(46,493)	(41,266)	(43,044)	(29,909)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	600,320	483,470	1,012,877	617,548

NET ASSETS:
Change in net assets	911,456	612,824	1,162,529	677,924
Beginning of period	2,076,143	1,463,319	1,475,536	797,612

End of period	$2,987,599	$2,076,143	$2,638,065	$1,475,536

Accumulated undistributed (distributions in excess of) net investment income	$(40)	$(37)	$5	$11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,079	$7,570	$24,031	$23,863
Net realized gain (loss) on investments in affiliates	(2,942)	(37,290)	1,383	(32,497)
Distributions of realized gains by investment company affiliates	462	57	890	74
Change in net unrealized appreciation (depreciation)	303,641	155,466	310,921	178,464

Change in net assets resulting from operations	309,240	125,803	337,225	169,904

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,542)	(5,251)	(18,124)	(16,324)
Class B
From net investment income	(560)	(1,320)	(2,656)	(4,198)
Class C
From net investment income	(274)	(375)	(1,486)	(1,291)
Select Class
From net investment income	(928)	(682)	(2,206)	(2,125)

Total distributions to shareholders	(8,304)	(7,628)	(24,472)	(23,938)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	91,548	73,512	186,583	100,934

NET ASSETS:
Change in net assets	392,484	191,687	499,336	246,900
Beginning of period	1,162,517	970,830	1,547,886	1,300,986

End of period	$1,555,001	$1,162,517	$2,047,222	$1,547,886

Accumulated distributions in excess of net investment income	$(32)	$(26)	$(44)	$(38)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$911,333	$692,297	$910,497	$571,022
Dividends and distributions reinvested	32,173	26,781	26,639	18,177
Cost of shares redeemed	(464,581)	(283,616)	(369,085)	(177,728)

Change in net assets from Class A capital transactions	$478,925	$435,462	$568,051	$411,471

Class B
Proceeds from shares issued	10,328	11,608	10,510	9,347
Dividends and distributions reinvested	3,451	5,441	2,207	3,419
Cost of shares redeemed	(103,233)	(105,576)	(53,962)	(48,474)

Change in net assets from Class B capital transactions	$(89,454)	$(88,527)	$(41,245)	$(35,708)

Class C
Proceeds from shares issued	244,314	136,343	614,085	268,129
Dividends and distributions reinvested	4,206	2,915	9,202	4,443
Cost of shares redeemed	(83,866)	(38,330)	(159,839)	(47,091)

Change in net assets from Class C capital transactions	$164,654	$100,928	$463,448	$225,481

Select Class
Proceeds from shares issued	89,071	89,499	42,405	27,728
Dividends and distributions reinvested	2,429	1,425	1,012	586
Cost of shares redeemed	(45,305)	(55,317)	(20,794)	(12,010)

Change in net assets from Select Class capital transactions	$46,195	$35,607	$22,623	$16,304

Total change in net assets from capital transactions	$600,320	$483,470	$1,012,877	$617,548

SHARE TRANSACTIONS:
Class A
Issued	74,647	61,417	81,610	54,119
Reinvested	2,621	2,378	2,381	1,730
Redeemed	(38,299)	(25,182)	(33,055)	(16,875)

Change in Class A Shares	38,969	38,613	50,936	38,974

Class B
Issued	851	1,041	945	889
Reinvested	283	484	198	326
Redeemed	(8,538)	(9,470)	(4,840)	(4,630)

Change in Class B Shares	(7,404)	(7,945)	(3,697)	(3,415)

Class C
Issued	20,096	12,215	54,963	25,393
Reinvested	345	262	823	423
Redeemed	(6,969)	(3,438)	(14,318)	(4,479)

Change in Class C Shares	13,472	9,039	41,468	21,337

Select Class
Issued	7,278	8,023	3,769	2,666
Reinvested	198	127	90	56
Redeemed	(3,712)	(4,952)	(1,853)	(1,135)

Change in Select Class Shares	3,764	3,198	2,006	1,587

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$319,346	$274,434	$495,870	$393,226
Dividends and distributions reinvested	6,345	5,083	17,581	15,840
Cost of shares redeemed	(209,622)	(149,866)	(286,725)	(217,534)

Change in net assets from Class A capital transactions	$116,069	$129,651	$226,726	$191,532

Class B
Proceeds from shares issued	3,761	6,276	5,663	8,553
Dividends and distributions reinvested	550	1,295	2,603	4,112
Cost of shares redeemed	(77,822)	(95,246)	(111,264)	(119,843)

Change in net assets from Class B capital transactions	$(73,511)	$(87,675)	$(102,998)	$(107,178)

Class C
Proceeds from shares issued	49,459	32,064	77,947	51,818
Dividends and distributions reinvested	241	316	1,279	1,056
Cost of shares redeemed	(25,787)	(16,085)	(36,602)	(21,417)

Change in net assets from Class C capital transactions	$23,913	$16,295	$42,624	$31,457

Select Class
Proceeds from shares issued	44,870	34,609	37,959	29,980
Dividends and distributions reinvested	430	132	1,795	730
Cost of shares redeemed	(20,223)	(19,500)	(19,523)	(45,587)

Change in net assets from Select Class capital transactions	$25,077	$15,241	$20,231	$(14,877)

Total change in net assets from capital transactions	$91,548	$73,512	$186,583	$100,934

SHARE TRANSACTIONS:
Class A
Issued	23,839	23,211	38,884	34,261
Reinvested	466	426	1,369	1,378
Redeemed	(15,849)	(12,714)	(22,783)	(18,938)

Change in Class A Shares	8,456	10,923	17,470	16,701

Class B
Issued	284	556	448	758
Reinvested	42	109	205	359
Redeemed	(6,027)	(8,279)	(8,888)	(10,573)

Change in Class B Shares	(5,701)	(7,614)	(8,235)	(9,456)

Class C
Issued	3,805	2,812	6,195	4,591
Reinvested	18	27	102	94
Redeemed	(2,019)	(1,414)	(2,964)	(1,907)

Change in Class C Shares	1,804	1,425	3,333	2,778

Select Class
Issued	3,279	2,934	3,035	2,692
Reinvested	31	11	141	64
Redeemed	(1,528)	(1,696)	(1,577)	(4,127)

Change in Select Class Shares	1,782	1,249	1,599	(1,371)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Year Ended June 30, 2011	$11.00	$0.23	$1.58	$1.81	$(0.23)	$—	$(0.23)
Year Ended June 30, 2010	10.03	0.26	0.97	1.23	(0.26)	—	(0.26)
Year Ended June 30, 2009	11.90	0.31	(1.54)	(1.23)	(0.31)	(0.33)	(0.64)
Year Ended June 30, 2008	13.18	0.40	(0.77)	(0.37)	(0.56)	(0.35)	(0.91)
Year Ended June 30, 2007	12.36	0.36	1.18	1.54	(0.41)	(0.31)	(0.72)

Class B
Year Ended June 30, 2011	10.99	0.17	1.57	1.74	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.01	0.20	0.97	1.17	(0.19)	—	(0.19)
Year Ended June 30, 2009	11.88	0.26	(1.55)	(1.29)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.16	0.31	(0.76)	(0.45)	(0.48)	(0.35)	(0.83)
Year Ended June 30, 2007	12.34	0.28	1.18	1.46	(0.33)	(0.31)	(0.64)

Class C
Year Ended June 30, 2011	10.88	0.17	1.56	1.73	(0.17)	—	(0.17)
Year Ended June 30, 2010	9.93	0.20	0.95	1.15	(0.20)	—	(0.20)
Year Ended June 30, 2009	11.79	0.25	(1.53)	(1.28)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.07	0.32	(0.76)	(0.44)	(0.49)	(0.35)	(0.84)
Year Ended June 30, 2007	12.26	0.28	1.18	1.46	(0.34)	(0.31)	(0.65)

Select Class
Year Ended June 30, 2011	11.01	0.26	1.59	1.85	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.04	0.28	0.97	1.25	(0.28)	—	(0.28)
Year Ended June 30, 2009	11.91	0.34	(1.54)	(1.20)	(0.34)	(0.33)	(0.67)
Year Ended June 30, 2008	13.19	0.45	(0.79)	(0.34)	(0.59)	(0.35)	(0.94)
Year Ended June 30, 2007	12.36	0.37	1.21	1.58	(0.44)	(0.31)	(0.75)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Includes a gain incurred from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A, Class B, Class C and Select Class would have been (3.15)%, (3.72)%, (3.72)%, and (2.90)%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate

$12.58	16.53%		$2,104,717	0.50%	1.92%	0.69%	5%
11.00	12.19		1,410,998	0.50	2.34	0.71	12
10.03	(9.91)		899,136	0.50	3.10	0.75	24
11.90	(3.06	)(e)	1,081,145	0.46	3.09	0.68	26
13.18	12.74		1,062,281	0.47	2.76	0.70	13

12.57	15.91		235,961	1.02	1.37	1.19	5
10.99	11.66		287,519	1.05	1.75	1.21	12
10.01	(10.47)		341,604	1.08	2.49	1.25	24
11.88	(3.64	)(e)	517,262	1.04	2.48	1.19	26
13.16	12.09		624,375	1.05	2.15	1.20	13

12.44	15.98		415,301	1.02	1.40	1.19	5
10.88	11.55		216,667	1.05	1.80	1.21	12
9.93	(10.44)		107,948	1.08	2.50	1.25	24
11.79	(3.63	)(e)	134,639	1.04	2.52	1.19	26
13.07	12.12		125,825	1.05	2.17	1.20	13

12.60	16.88		231,620	0.25	2.15	0.44	5
11.01	12.44		160,959	0.25	2.60	0.46	12
10.04	(9.67)		114,631	0.25	3.37	0.50	24
11.91	(2.82	)(e)	140,188	0.21	3.28	0.43	26
13.19	13.09		108,184	0.22	3.03	0.45	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Year Ended June 30, 2011	$10.47	$0.25		$0.93	$1.18	$(0.25)	$—	$(0.25)
Year Ended June 30, 2010	9.67	0.29		0.80	1.09	(0.29)	—	(0.29)
Year Ended June 30, 2009	10.56	0.34		(0.81)	(0.47)	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2008	11.29	0.41	(e)	(0.44)	(0.03)	(0.50)	(0.20)	(0.70)
Year Ended June 30, 2007	10.98	0.38		0.62	1.00	(0.41)	(0.28)	(0.69)

Class B
Year Ended June 30, 2011	10.48	0.18		0.93	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.67	0.23		0.81	1.04	(0.23)	—	(0.23)
Year Ended June 30, 2009	10.56	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.30	0.35	(e)	(0.46)	(0.11)	(0.43)	(0.20)	(0.63)
Year Ended June 30, 2007	10.98	0.32		0.62	0.94	(0.34)	(0.28)	(0.62)

Class C
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.64	0.23		0.81	1.04	(0.24)	—	(0.24)
Year Ended June 30, 2009	10.53	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.27	0.35	(e)	(0.45)	(0.10)	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2007	10.96	0.32		0.62	0.94	(0.35)	(0.28)	(0.63)

Select Class
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)	—	(0.28)
Year Ended June 30, 2010	9.70	0.30		0.83	1.13	(0.32)	—	(0.32)
Year Ended June 30, 2009	10.59	0.37		(0.82)	(0.45)	(0.36)	(0.08)	(0.44)
Year Ended June 30, 2008	11.33	0.43	(e)	(0.45)	(0.02)	(0.52)	(0.20)	(0.72)
Year Ended June 30, 2007	11.01	0.41		0.62	1.03	(0.43)	(0.28)	(0.71)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A and Select Class would have been (0.48)% and (0.30)%, respectively. The effect is less than 0.01% on total return for Class B and Class C.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate

$11.40	11.36%		$1,589,494	0.50%	2.26%	0.68%	3%
10.47	11.32		927,164	0.50	2.78	0.72	11
9.67	(4.25)		479,238	0.50	3.56	0.76	32
10.56	0.38	(f)	489,374	0.50	3.74	0.71	27
11.29	9.28		423,663	0.50	3.39	0.72	12

11.40	10.64		116,375	1.02	1.69	1.18	3
10.48	10.80		145,639	1.06	2.17	1.22	11
9.67	(4.80)		167,499	1.09	2.96	1.26	32
10.56	(1.04	)(f)	218,437	1.06	3.13	1.21	27
11.30	8.76		242,016	1.06	2.79	1.22	12

11.36	10.73		843,076	1.01	1.76	1.18	3
10.44	10.78		341,942	1.06	2.25	1.22	11
9.64	(4.82)		110,141	1.09	2.96	1.26	32
10.53	(1.01	)(f)	128,991	1.06	3.20	1.21	27
11.27	8.73		85,153	1.06	2.85	1.22	12

11.44	11.57		89,120	0.25	2.48	0.43	3
10.51	11.66		60,791	0.25	3.03	0.47	11
9.70	(4.01)		40,734	0.25	3.80	0.51	32
10.59	(0.21	)(f)	50,698	0.25	3.89	0.46	27
11.33	9.61		33,282	0.25	3.65	0.47	12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Year Ended June 30, 2011	$11.22	$0.09	(e)	$2.92	$3.01	$(0.09)	$—	$(0.09)
Year Ended June 30, 2010	9.94	0.10	(e)	1.26	1.36	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.23	0.15	(e)	(3.44)	(3.29)	(0.16)	(0.84)	(1.00)
Year Ended June 30, 2008	17.03	0.22	(e)	(1.71)	(1.49)	(0.64)	(0.67)	(1.31)
Year Ended June 30, 2007	15.10	0.19		2.54	2.73	(0.33)	(0.47)	(0.80)

Class B
Year Ended June 30, 2011	11.00	0.02	(e)	2.86	2.88	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.79	0.02	(e)	1.24	1.26	(0.05)	—	(0.05)
Year Ended June 30, 2009	14.03	0.08	(e)	(3.39)	(3.31)	(0.09)	(0.84)	(0.93)
Year Ended June 30, 2008	16.81	0.13	(e)	(1.69)	(1.56)	(0.55)	(0.67)	(1.22)
Year Ended June 30, 2007	14.92	0.08		2.52	2.60	(0.24)	(0.47)	(0.71)

Class C
Year Ended June 30, 2011	10.82	0.02	(e)	2.80	2.82	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.62	0.03	(e)	1.22	1.25	(0.05)	—	(0.05)
Year Ended June 30, 2009	13.82	0.08	(e)	(3.34)	(3.26)	(0.10)	(0.84)	(0.94)
Year Ended June 30, 2008	16.58	0.13	(e)	(1.67)	(1.54)	(0.55)	(0.67)	(1.22)
Year Ended June 30, 2007	14.73	0.09		2.48	2.57	(0.25)	(0.47)	(0.72)

Select Class
Year Ended June 30, 2011	11.39	0.13	(e)	2.95	3.08	(0.12)	—	(0.12)
Year Ended June 30, 2010	10.09	0.13	(e)	1.28	1.41	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.42	0.17	(e)	(3.48)	(3.31)	(0.18)	(0.84)	(1.02)
Year Ended June 30, 2008	17.24	0.27	(e)	(1.74)	(1.47)	(0.68)	(0.67)	(1.35)
Year Ended June 30, 2007	15.27	0.22		2.59	2.81	(0.37)	(0.47)	(0.84)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A, Class B, Class C and Select Class would have been (9.56)%, (10.10)%,(10.09)%, and (9.34)%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate

$14.14	26.86%		$1,089,221	0.50%	0.71%	0.76%	15%
11.22	13.67		769,574	0.50	0.81	0.79	15
9.94	(22 .41)		573,470	0.50	1.45	0.88	23
14.23	(9.41	)(f)	708,064	0.50	1.42	0.73	25
17.03	18 .41		735,824	0.50	1.13	0.75	15

13.85	26.20		213,785	1.06	0.12	1.26	15
11.00	12.85		232,624	1.10	0.20	1.30	15
9.79	(22.85)		281,372	1.11	0.80	1.37	23
14.03	(9.95	)(f)	481,947	1.07	0.86	1.23	25
16.81	17.75		638,693	1.07	0.54	1.25	15

13.61	26.11		128,944	1.06	0.15	1.26	15
10.82	12.99		82,981	1.09	0.22	1.29	15
9.62	(22.89)		60,098	1.11	0.80	1.37	23
13.82	(9.94	)(f)	87,048	1.07	0.86	1.23	25
16.58	17.73		99,319	1.07	0.55	1.25	15

14.35	27.11		123,051	0.25	0.96	0.51	15
11.39	13.87		77,338	0.25	1.08	0.54	15
10.09	(22.20)		55,890	0.25	1.62	0.63	23
14.42	(9.19	)(f)	68,846	0.25	1.68	0.48	25
17.24	18.75		58,181	0.25	1.37	0.50	15

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Year Ended June 30, 2011	$11.05	$0.18	(e)	$2.23	$2.41	$(0.18)	$—	$(0.18)
Year Ended June 30, 2010	9.90	0.20	(e)	1.15	1.35	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.06	0.24		(2.52)	(2.28)	(0.24)	(0.64)	(0.88)
Year Ended June 30, 2008	15.14	0.33		(1.24)	(0.91)	(0.62)	(0.55)	(1.17)
Year Ended June 30, 2007	13.81	0.29		1.84	2.13	(0.40)	(0.40)	(0.80)

Class B
Year Ended June 30, 2011	11.00	0.11	(e)	2.22	2.33	(0.11)	—	(0.11)
Year Ended June 30, 2010	9.85	0.13	(e)	1.15	1.28	(0.13)	—	(0.13)
Year Ended June 30, 2009	13.00	0.18		(2.51)	(2.33)	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2008	15.07	0.23		(1.21)	(0.98)	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2007	13.75	0.20		1.83	2.03	(0.31)	(0.40)	(0.71)

Class C
Year Ended June 30, 2011	10.83	0.11	(e)	2.19	2.30	(0.12)	—	(0.12)
Year Ended June 30, 2010	9.71	0.13	(e)	1.12	1.25	(0.13)	—	(0.13)
Year Ended June 30, 2009	12.83	0.17		(2.46)	(2.29)	(0.19)	(0.64)	(0.83)
Year Ended June 30, 2008	14.89	0.23		(1.20)	(0.97)	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2007	13.59	0.21		1.81	2.02	(0.32)	(0.40)	(0.72)

Select Class
Year Ended June 30, 2011	10.92	0.21	(e)	2.20	2.41	(0.21)	—	(0.21)
Year Ended June 30, 2010	9.78	0.22	(e)	1.14	1.36	(0.22)	—	(0.22)
Year Ended June 30, 2009	12.92	0.26		(2.49)	(2.23)	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2008	14.99	0.37		(1.23)	(0.86)	(0.66)	(0.55)	(1.21)
Year Ended June 30, 2007	13.67	0.33		1.82	2.15	(0.43)	(0.40)	(0.83)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A, Class B, Class C and Select Class would have been (6.61)%, (7.12)%, (7.12)% and (6.37%), respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate

$13.28	21.91%		$1,443,240	0.50%	1.45%	0.71%	9%
11.05	13.52		1,008,109	0.50	1.72	0.73	14
9.90	(16.79)		737,763	0.50	2.33	0.79	24
13.06	(6.46	)(f)	979,243	0.47	2.31	0.70	25
15.14	15.69		1,043,468	0.47	1.99	0.70	14

13.22	21.23		270,833	1.04	0.88	1.22	9
11.00	12.92		315,944	1.08	1.13	1.23	14
9.85	(17.30)		376,179	1.09	1.72	1.29	24
13.00	(6.98	)(f)	615,387	1.04	1.73	1.20	25
15.07	15.03		792,115	1.04	1.39	1.20	14

13.01	21.28		186,625	1.04	0.91	1.21	9
10.83	12.87		119,332	1.07	1.16	1.23	14
9.71	(17.28)		79,996	1.09	1.72	1.29	24
12.83	(6.97	)(f)	113,522	1.04	1.75	1.20	25
14.89	15.09		130,037	1.05	1.41	1.20	14

13.12	22.19		146,524	0.25	1.69	0.46	9
10.92	13.87		104,501	0.25	1.94	0.48	14
9.78	(16.61)		107,048	0.25	2.57	0.54	24
12.92	(6.22	)(f)	139,611	0.22	2.55	0.45	25
14.99	16.07		133,965	0.22	2.22	0.45	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class	Diversified

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by security type as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities #	$2,976,829	$—	$—	$2,976,829

Investor Conservative Growth Fund
Total Investments in Securities #	$2,621,869	$—	$—	$2,621,869

Investor Growth Fund
Total Investments in Securities #	$1,553,907	$—	$—	$1,553,907

Investor Growth & Income Fund
Total Investments in Securities #	$2,049,941	$—	$—	$2,049,941

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

B. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or “the Advisor”) or its affiliates pursuant Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers (amounts in thousands):

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/ Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
Investor Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$10,462	$26,591	$1,491	$619	$—	2,013	$39,651
JPMorgan Core Bond Fund, Select Class Shares	268,591	25,600	15,000	298	10,588	24,377	281,556
JPMorgan Core Plus Bond Fund, Select Class Shares	308,365	45,100	—	—	16,059	44,135	361,906
JPMorgan Credit Opportunities Fund, Select Class Shares	—	18,200	—	—	121	1,784	18,179
JPMorgan Dynamic Growth Fund, Select Class Shares	—	19,300	—	—	—	1,220	19,041
JPMorgan Emerging Economies Fund, Select Class Shares	—	24,034	—	—	34	1,635	24,474
JPMorgan Emerging Markets Debt Fund, Select Class Shares	21,453	31,400	600	(7)	2,314	6,540	53,560
JPMorgan Emerging Markets Equity Fund, Select Class Shares	—	25,328	1,000	11	127	1,115	27,083
JPMorgan Global Natural Resources Fund, Select Class Shares	—	20,000	—	—	—	1,252	19,494
JPMorgan Government Bond Fund, Select Class Shares	85,936	11,801	1,200	9	3,586	8,775	96,355
JPMorgan High Yield Fund, Select Class Shares	169,509	33,407	5,907	349	14,196	25,372	208,053
JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,608	18,631	132	132	484	3,702	39,019
JPMorgan International Equity Index Fund, Select Class Shares	74,420	25,200	9,200	478	2,145	5,554	111,197
JPMorgan Intrepid America Fund, Select Class Shares	148,517	48,100	11,600	(669)	1,751	9,456	233,847
JPMorgan Intrepid Growth Fund, Select Class Shares	76,510	21,800	5,300	327	788	4,929	121,007
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	58,864	18,600	5,600	87	419	5,753	93,946
JPMorgan Large Cap Growth Fund, Select Class Shares	29,446	6,800	8,500	1,113	—	1,710	38,149
JPMorgan Large Cap Value Fund, Select Class Shares	101,435	33,699	8,200	(1,953)	1,597	13,471	152,226
JPMorgan Latin America Fund, Select Class Shares	—	14,900	500	(4)	—	688	14,534
JPMorgan Limited Duration Bond Fund, Select Class Shares	46,246	25,700	—	—	1,252	7,768	73,564
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	37,246	508,694	507,564	—	47	38,376	38,376
JPMorgan Market Expansion Index Fund, Select Class Shares	79,784	22,800	7,900	193	765	10,723	124,068
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	127,027	45,899	4,000	(314)	—	17,275	171,198
JPMorgan Real Return Fund, Select Class Shares	11,373	131	11,778	629	130	—	—
JPMorgan Research Market Neutral Fund, Select Class Shares	25,666	28,800	—	—	—	3,529	53,708
JPMorgan Short Duration Bond Fund, Select Class Shares	48,818	27,569	68	68	958	6,964	76,599
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	25,580	12,700	3,400	(533)	176	2,756	41,590
JPMorgan U.S. Equity Fund, Select Class Shares	192,265	64,100	13,400	(793)	2,402	27,949	297,654
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	115,378	—	—	—	609	6,860	146,795

Total	$2,082,499			$40	$60,548		$2,976,829

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
Investor Conservative Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$6,986	$41,075	$376	$376	$—	2,549	$50,209
JPMorgan Core Bond Fund, Select Class Shares	225,159	60,400	6,000	(1)	9,966	24,374	281,516
JPMorgan Core Plus Bond Fund, Select Class Shares	300,499	102,500	—	—	17,399	50,168	411,379
JPMorgan Credit Opportunities Fund, Select Class Shares	—	33,800	—	—	238	3,322	33,856
JPMorgan Emerging Economies Fund, Select Class Shares	—	21,100	400	(5)	28	1,415	21,189
JPMorgan Emerging Markets Debt Fund, Select Class Shares	15,491	29,200	—	—	1,873	5,577	45,678
JPMorgan Emerging Markets Equity Fund, Select Class Shares	—	22,502	2,200	6	102	923	22,428
JPMorgan Global Natural Resources Fund, Select Class Shares	—	12,000	—	—	—	755	11,757
JPMorgan Government Bond Fund, Select Class Shares	159,250	60,400	—	—	7,647	19,957	219,124
JPMorgan High Yield Fund, Select Class Shares	89,692	58,735	2,634	188	8,831	18,416	151,012
JPMorgan Inflation Managed Bond Fund, Select Class Shares	14,081	43,502	102	102	493	5,542	58,416
JPMorgan International Equity Index Fund, Select Class Shares	22,575	23,300	1,500	(13)	845	2,590	51,858
JPMorgan Intrepid America Fund, Select Class Shares	67,609	92,500	7,300	(355)	865	7,177	177,499
JPMorgan Intrepid Growth Fund, Select Class Shares	34,565	24,200	4,500	(87)	386	2,762	67,795
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	13,688	19,600	2,600	42	135	2,241	36,601
JPMorgan Large Cap Value Fund, Select Class Shares	34,576	23,400	6,000	(396)	616	5,396	60,977
JPMorgan Latin America Fund, Select Class Shares	—	14,000	900	3	—	624	13,190
JPMorgan Limited Duration Bond Fund, Select Class Shares	75,344	70,000	—	—	2,375	15,647	148,174
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	32,364	807,721	798,033	—	55	42,052	42,052
JPMorgan Market Expansion Index Fund, Select Class Shares	13,678	18,500	2,700	93	172	3,011	34,836
JPMorgan Mid Cap Growth Fund, Select Class Shares	11,959	5,900	2,600	112	—	821	20,500
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	71,249	66,700	3,000	(101)	—	13,816	136,915
JPMorgan Real Return Fund, Select Class Shares	7,181	1,897	9,264	386	96	—	—
JPMorgan Research Market Neutral Fund, Select Class Shares	19,341	53,700	—	—	—	4,727	71,947
JPMorgan Short Duration Bond Fund, Select Class Shares	86,685	82,333	133	133	2,022	15,412	169,533
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	16,359	12,100	2,700	(139)	124	2,012	30,368
JPMorgan U.S. Equity Fund, Select Class Shares	82,749	44,100	6,700	(44)	1,188	13,701	145,913
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	68,956	—	500	15	364	4,076	87,226
JPMorgan Value Advantage Fund, Select Class Shares	12,275	7,000	2,600	7	189	1,042	19,921

Total	$1,482,311			$322	$56,009		$2,621,869

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
Investor Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$5,975	$8,978	$978	$367	$—	849	$16,731
JPMorgan Core Plus Bond Fund, Select Class Shares	20,575	6,300	21,800	852	612	688	5,642
JPMorgan Credit Opportunities Fund, Select Class Shares	—	6,700	—	—	53	659	6,713
JPMorgan Dynamic Growth Fund, Select Class Shares	—	8,700	250	(8)	—	533	8,326
JPMorgan Emerging Economies Fund, Select Class Shares	—	12,000	—	—	19	817	12,238
JPMorgan Emerging Markets Debt Fund, Select Class Shares	11,706	17,800	—	—	1,299	3,681	30,145
JPMorgan Emerging Markets Equity Fund, Select Class Shares	—	14,000	—	—	72	635	15,419
JPMorgan Global Natural Resources Fund, Select Class Shares	—	8,000	—	—	—	502	7,811
JPMorgan Government Bond Fund, Select Class Shares	17,022	6,100	21,200	889	289	196	2,150
JPMorgan High Yield Fund, Select Class Shares	31,147	2,109	1,809	125	2,473	4,085	33,500
JPMorgan Inflation Managed Bond Fund, Select Class Shares	11,574	2,775	75	75	252	1,404	14,795
JPMorgan International Equity Fund, Select Class Shares	24,890	9,900	4,500	(1,234)	599	2,577	37,157
JPMorgan International Equity Index Fund, Select Class Shares	65,927	10,500	6,700	844	1,870	4,390	87,882
JPMorgan Intrepid America Fund, Select Class Shares	140,338	23,400	8,400	(705)	1,630	8,108	200,506
JPMorgan Intrepid Growth Fund, Select Class Shares	65,355	11,600	4,200	(15)	675	3,931	96,503
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	44,610	7,100	3,000	(594)	300	3,988	65,123
JPMorgan Large Cap Growth Fund, Select Class Shares	108,541	11,700	14,250	2,899	—	6,663	148,641
JPMorgan Large Cap Value Fund, Select Class Shares	136,193	29,600	4,200	(1,588)	2,119	17,340	195,941
JPMorgan Latin America Fund, Select Class Shares	—	7,800	—	—	—	374	7,899
JPMorgan Limited Duration Bond Fund, Select Class Shares	16,968	3,700	17,900	18	213	343	3,245
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	11,751	131,809	131,313	—	14	12,247	12,247
JPMorgan Market Expansion Index Fund, Select Class Shares	69,160	9,450	5,900	(828)	623	8,452	97,787
JPMorgan Mid Cap Growth Fund, Select Class Shares	5,522	2,300	800	81	—	378	9,448
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	78,075	10,400	54,800	(2,658)	—	3,396	33,655
JPMorgan Real Return Fund, Select Class Shares	7,005	573	7,732	398	72	—	—
JPMorgan Research Market Neutral Fund, Select Class Shares	11,457	21,500	16,800	(236)	—	1,043	15,879
JPMorgan Small Cap Value Fund, Select Class Shares	35,459	7,550	3,300	381	374	2,548	50,501
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	16,527	3,100	2,800	(631)	101	1,372	20,710
JPMorgan U.S. Equity Fund, Select Class Shares	163,140	31,600	6,100	(907)	1,935	22,021	234,529
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	57,660	—	—	—	305	3,428	73,360
JPMorgan Value Advantage Fund, Select Class Shares	5,632	2,600	300	(5)	84	493	9,424

Total	$1,162,209			$(2,480)	$15,983		$1,553,907

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
Investor Growth & Income Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$6,453	$12,460	$960	$411	$—	1,086	$21,389
JPMorgan Core Bond Fund, Select Class Shares	135,268	14,200	36,700	946	4,689	9,879	114,101
JPMorgan Core Plus Bond Fund, Select Class Shares	150,091	19,400	15,500	164	7,319	19,277	158,073
JPMorgan Credit Opportunities Fund, Select Class Shares	—	8,800	—	—	69	865	8,817
JPMorgan Dynamic Growth Fund, Select Class Shares	—	12,900	500	(12)	—	786	12,271
JPMorgan Emerging Economies Fund, Select Class Shares	—	16,450	—	—	25	1,110	16,616
JPMorgan Emerging Markets Debt Fund, Select Class Shares	15,866	18,700	400	(5)	1,581	4,277	35,027
JPMorgan Emerging Markets Equity Fund, Select Class Shares	—	17,600	—	—	93	801	19,455
JPMorgan Global Natural Resources Fund, Select Class Shares	—	11,000	—	—	—	687	10,700
JPMorgan High Yield Fund, Select Class Shares	119,805	3,730	1,732	376	9,785	15,851	129,976
JPMorgan Inflation Managed Bond Fund, Select Class Shares	15,092	4,297	97	97	337	1,897	19,998
JPMorgan International Equity Fund, Select Class Shares	18,730	6,100	3,250	326	435	1,850	26,674
JPMorgan International Equity Index Fund, Select Class Shares	60,461	10,750	6,900	884	1,706	4,041	80,902
JPMorgan Intrepid America Fund, Select Class Shares	175,634	28,500	14,000	(1,406)	2,007	9,947	245,989
JPMorgan Intrepid Growth Fund, Select Class Shares	61,778	9,050	5,200	477	619	3,566	87,538
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	27,702	7,951	2,900	(238)	185	2,622	42,812
JPMorgan Large Cap Growth Fund, Select Class Shares	96,956	9,400	17,700	3,678	—	5,634	125,701
JPMorgan Large Cap Value Fund, Select Class Shares	127,633	22,401	9,750	(3,273)	1,879	15,182	171,558
JPMorgan Latin America Fund, Select Class Shares	—	9,700	—	—	—	464	9,802
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	17,657	212,190	208,309	—	22	21,538	21,538
JPMorgan Market Expansion Index Fund, Select Class Shares	74,952	11,350	8,300	56	661	9,071	104,955
JPMorgan Mid Cap Growth Fund, Select Class Shares	7,847	4,300	1,650	408	—	549	13,715
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	104,884	21,000	9,800	(397)	—	11,849	117,421
JPMorgan Real Return Fund, Select Class Shares	8,725	497	9,435	546	97	—	—
JPMorgan Research Market Neutral Fund, Select Class Shares	16,813	24,500	1,000	(22)	—	2,612	39,750
JPMorgan Small Cap Value Fund, Select Class Shares	29,168	9,200	3,400	523	308	2,212	43,848
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	17,675	4,600	2,300	(368)	117	1,622	24,480
JPMorgan U.S. Equity Fund, Select Class Shares	174,730	28,200	12,550	(956)	1,979	22,413	238,695
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	74,292	—	—	—	392	4,417	94,521
JPMorgan Value Advantage Fund, Select Class Shares	8,192	4,500	1,050	58	108	712	13,619

Total	$1,546,404			$2,273	$34,413		$2,049,941

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees. The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly, except for dividends from the Investor Conservative Growth Fund, which are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-In Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Investor Balanced Fund	$—	$647	$(647)
Investor Conservative Growth Fund	—	477	(477)
Investor Growth Fund	1	219	(220)
Investor Growth & Income Fund	—	435	(435)

The reclassifications for the Funds relate primarily to the tax character of the distributions from investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annualized fee rate of 0.05% of the Funds’ average daily net assets.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first 500 million of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds), 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the year ended June 30, 2011, the annual effective rate of each Fund’s average daily net assets was as follows:

Investor Balanced Fund	0.07%
Investor Conservative Growth Fund	0.07
Investor Growth Fund	0.08
Investor Growth & Income Fund	0.07

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$2,968	$412
Investor Conservative Growth Fund	2,832	521
Investor Growth Fund	952	301
Investor Growth & Income Fund	1,574	364

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%
Investor Conservative Growth Fund	0.50	1.25	1.25	0.25
Investor Growth Fund	0.50	1.25	1.25	0.25
Investor Growth & Income Fund	0.50	1.25	1.25	0.25

The contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$3,703	$3,703
Investor Conservative Growth Fund	—	2,483	2,483
Investor Growth Fund	234	2,562	2,796
Investor Growth & Income Fund	—	2,971	2,971

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$894	$894
Investor Conservative Growth Fund	—	1,169	1,169
Investor Growth Fund	66	517	583
Investor Growth & Income Fund	—	734	734

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$696,190	$114,776
Investor Conservative Growth Fund	1,044,444	64,709
Investor Growth Fund	297,835	207,794
Investor Growth & Income Fund	351,536	165,074

During the year ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$2,750,715	$233,028	$6,914	$226,114
Investor Conservative Growth Fund	2,468,781	156,025	2,937	153,088
Investor Growth Fund	1,397,379	167,992	11,464	156,528
Investor Growth & Income Fund	1,883,705	173,536	7,300	166,236

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Investor Balanced Fund	$46,493	$46,493
Investor Conservative Growth Fund	43,044	43,044
Investor Growth Fund	8,304	8,304
Investor Growth & Income Fund	24,472	24,472

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Investor Balanced Fund	$41,266	$41,266
Investor Conservative Growth Fund	29,909	29,909
Investor Growth Fund	7,628	7,628
Investor Growth & Income Fund	23,938	23,938

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$988	$(24,344)	$226,114
Investor Conservative Growth Fund	411	(25,781)	153,088
Investor Growth Fund	157	(47,553)	156,528
Investor Growth & Income Fund	294	(49,949)	166,236

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

For the Funds, the cumulative timing differences primarily consist of distributions payable and wash sale loss deferrals.

As of June 30, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Investor Balanced Fund	$8,977	$9,489	$5,878	$24,344
Investor Conservative Growth Fund	9,800	11,953	4,028	25,781
Investor Growth Fund	10,617	9,674	27,262	47,553
Investor Growth & Income Fund	11,356	24,453	14,140	49,949

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Core Plus Bond Fund	45%
JPMorgan Credit Opportunities Fund	94
JPMorgan Dynamic Growth Fund	90
JPMorgan Emerging Economies Fund	23
JPMorgan Emerging Markets Debt Fund	32
JPMorgan Global Natural Resources Fund	72
JPMorgan Government Bond Fund	24

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

Fund	% of Net Assets
JPMorgan Inflation Managed Bond Fund	18%
JPMorgan International Equity Index Fund	45
JPMorgan Intrepid America Fund	50
JPMorgan Intrepid Growth Fund	55
JPMorgan Intrepid Mid Cap Fund	51
JPMorgan Large Cap Growth Fund	16
JPMorgan Large Cap Value Fund	87
JPMorgan Latin America Fund	57
JPMorgan Limited Duration Bond Fund	51
JPMorgan Market Expansion Index Fund	29
JPMorgan Multi-Cap Market Neutral Fund	76
JPMorgan Research Market Neutral Fund	15
JPMorgan Small Cap Value Fund	17
JPMorgan U.S. Dynamic Plus Fund	71
JPMorgan U.S. Equity Fund	19

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (each a separate fund of JPMorgan Trust II, hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	41

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011 and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,038.70	$2.53	0.50%
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class B
Actual	1,000.00	1,035.90	5.10	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01
Class C
Actual	1,000.00	1,036.80	5.10	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01
Select Class
Actual	1,000.00	1,040.80	1.27	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,032.00	2.47	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Class B
Actual	1,000.00	1,028.30	5.03	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,028.60	5.03	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,033.00	1.21	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,052.20	$2.54	0.50%
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class B
Actual	1,000.00	1,049.20	5.28	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,048.60	5.28	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Select Class
Actual	1,000.00	1,052.70	1.27	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,045.30	2.54	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class B
Actual	1,000.00	1,043.50	5.22	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class C
Actual	1,000.00	1,043.00	5.22	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Select Class
Actual	1,000.00	1,047.20	1.27	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

JUNE 30, 2011	J.P. MORGAN INVESTOR FUNDS	45

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Investor Balanced Fund	16.65%
Investor Conservative Growth Fund	8.07
Investor Growth Fund	94.59
Investor Growth & Income Fund	33.41

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Investor Balanced Fund	$46,493
Investor Conservative Growth Fund	43,044
Investor Growth Fund	8,304
Investor Growth & Income Fund	24,472

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-INV-611

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2011

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell

Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

Intrepid Investment Philosophy

During the reporting period, each JPMorgan Intrepid Fund employed behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund aimed to capitalize on these market inefficiencies by targeting stocks within the particular Fund’s investment universe that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase. The JPMorgan Intrepid Mid Cap Fund targeted stocks with attractive valuations and strong fundamentals. Each Fund looked to sell stocks when they stopped exhibiting the respective characteristics sought by the Fund’s portfolio managers. Each Fund’s portfolio managers used a disciplined quantitative ranking methodology to identify attractive stocks in each sector, combining this process with disciplined portfolio construction, qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	33.69%
Russell 1000 Index	31.93%

Net Assets as of 6/30/2011 (In Thousands)	$1,714,603

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the health care and materials sectors contributed to relative performance, while the Fund’s stock selection in the utilities sector and overweight versus the Benchmark in the financials sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Ameriprise Financial, Inc. and UnitedHealth Group, Inc. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an increase in assets under management. Shares of UnitedHealth Group, Inc., an accident and health insurance company, increased after the company reported better-than-expected first-quarter profit, fueled by enrollment growth across its health plans.

Individual detractors from relative performance included the Fund’s positions in Bank of America Corp. and Goldman Sachs Group, Inc. Shares of Bank of America Corp. and Goldman Sachs Group, Inc. were both hurt by uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock, while Goldman Sachs Group, Inc. saw declining revenue in its trading segment, which placed additional pressure on the stock.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.6%
2.	Exxon Mobil Corp.	3.2
3.	International Business Machines Corp.	3.0
4.	Chevron Corp.	2.8
5.	Pfizer, Inc.	2.6
6.	Citigroup, Inc.	2.1
7.	Philip Morris International, Inc.	2.1
8.	Oracle Corp.	2.1
9.	UnitedHealth Group, Inc.	1.9
10.	Occidental Petroleum Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.5%
Financials	16.5
Health Care	12.1
Energy	11.6
Industrials	10.6
Consumer Discretionary	9.8
Consumer Staples	8.4
Materials	4.2
Telecommunication Services	3.0
Utilities	2.4
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		33.46%	2.10%	8.66%
With Sales Charge*		26.44	1.01	7.96
CLASS C SHARES	2/19/05
Without CDSC		32.74	1.59	8.23
With CDSC**		31.74	1.59	8.23
CLASS R2 SHARES	11/3/08	33.04	1.97	8.57
CLASS R5 SHARES	5/15/06	34.02	2.56	8.99
SELECT CLASS SHARES	2/28/03	33.69	2.34	8.86

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	37.25%
Russell 1000 Growth Index	35.01%

Net Assets as of 6/30/2011 (In Thousands)	$681,007

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the materials and health care sectors contributed to relative performance, while the Fund’s stock selection in the consumer staples and industrials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in CBS Corp. and National Oilwell Varco, Inc. Shares of media company CBS Corp. benefited from improving advertising spending and the company’s announced increase of its quarterly dividend. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. The stock also benefited from rising oil prices during the reporting period.

Individual detractors from relative performance included the Fund’s positions in Delta Air Lines, Inc. and Bank of America Corp. Shares of Delta Air Lines, Inc. declined as the company faced higher fuel costs, as well as lower travel due to the turmoil in the Middle East and the earthquake in Japan. Shares of Bank of America Corp. declined due to uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	5.9%
2.	International Business Machines Corp.	4.5
3.	Exxon Mobil Corp.	4.2
4.	Oracle Corp.	3.3
5.	Philip Morris International, Inc.	3.0
6.	Microsoft Corp.	1.8
7.	priceline.com, Inc.	1.8
8.	Wynn Resorts Ltd.	1.8
9.	CBS Corp.	1.7
10.	PPG Industries, Inc.	1.7

POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.5%
Consumer Discretionary	13.4
Industrials	12.9
Energy	10.9
Consumer Staples	10.7
Health Care	10.2
Financials	6.7
Materials	6.0
Telecommunication Services	0.5
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		36.86%	4.01%	8.69%
With Sales Charge*		29.69	2.90	7.99
CLASS C SHARES	2/19/05
Without CDSC		36.21	3.48	8.27
With CDSC **		35.21	3.48	8.27
CLASS R2 SHARES	11/3/08	36.56	3.87	8.60
CLASS R5 SHARES	5/15/06	37.52	4.47	9.02
SELECT CLASS SHARES	2/28/03	37.25	4.27	8.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	37.67%
Russell Midcap Index	38.47%

Net Assets as of 6/30/2011 (In Thousands)	$470,507

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the systems hardware and retail sectors detracted from relative performance, while the Fund’s stock selection in the health services and systems and capital markets sectors contributed to relative performance.

Individual detractors from relative performance included TCF Financial Corp. and Navistar International Corp. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing quarterly profit, which was lower-than-expected due to costs related to its joint ventures.

Individual contributors to relative performance included the Fund’s positions in Cooper Cos., Inc. and Herbalife Ltd. Shares of eye-care and surgical products maker Cooper Cos., Inc. outperformed as the company’s revenue and earnings per share consistently beat investor expectations during the reporting period and the company raised its guidance. Shares of Herbalife Ltd., a direct seller of nutritional and weight loss supplements advanced after consistently reporting better-than-expected results during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cooper Cos., Inc. (The)	2.1%
2.	Corn Products International, Inc.	2.0
3.	PPG Industries, Inc.	1.8
4.	CBS Corp.	1.8
5.	Discover Financial Services	1.7
6.	Kinetic Concepts, Inc.	1.5
7.	Parker Hannifin Corp.	1.5
8.	Macy’s, Inc.	1.5
9.	Navistar International Corp.	1.4
10.	KBR, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.7%
Consumer Discretionary	14.3
Information Technology	13.8
Industrials	12.3
Health Care	10.2
Materials	7.7
Energy	6.8
Utilities	6.4
Consumer Staples	6.0
Telecommunication Services	1.5
U.S. Treasury Obligation	0.2
Short-Term Investment	3.1

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		37.29%	3.50%	5.69%
With Sales Charge*		30.08	2.39	5.12
CLASS B SHARES	9/23/96
Without CDSC		36.35	2.84	5.12
With CDSC**		31.35	2.48	5.12
CLASS C SHARES	3/22/99
Without CDSC		36.42	2.87	4.99
With CDSC***		35.42	2.87	4.99
SELECT CLASS SHARES	6/1/91	37.67	3.76	5.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The

Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	34.04%
Russell 3000 Index	32.37%

Net Assets as of 6/30/2011 (In Thousands)	$12,806

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the health care and materials sectors contributed to relative performance, while the Fund’s stock selection in the information technology and financials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in National Oilwell Varco, Inc. and Herbalife Ltd. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. The stock also benefited from rising oil prices during the reporting period. Shares of Herbalife Ltd., which sells weight management, nutritional supplements, energy, sports and fitness products, advanced after the company reported strong first-quarter profit and increased its outlook for fiscal 2011 earnings.

Individual detractors from relative performance included Hewlett-Packard Co. and Bank of America Corp. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Shares of Bank of America Corp. declined due to uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.4%
2.	Microsoft Corp.	3.1
3.	Apple, Inc.	3.1
4.	Chevron Corp.	2.7
5.	Pfizer, Inc.	2.2
6.	Eaton Corp.	2.1
7.	UnitedHealth Group, Inc.	1.9
8.	Lorillard, Inc.	1.9
9.	Time Warner Cable, Inc.	1.7
10.	Wal-Mart Stores, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.4%
Financials	16.3
Health Care	14.0
Energy	12.8
Consumer Discretionary	10.3
Industrials	10.3
Consumer Staples	9.6
Materials	4.4
Telecommunication Services	2.6
Utilities	1.4
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		33.71%	1.04%	8.02%
With Sales Charge*		26.66	(0.04)	7.32
CLASS C SHARES	2/19/05
Without CDSC		33.14	0.54	7.60
With CDSC**		32.14	0.54	7.60
SELECT CLASS SHARES	2/28/03	34.04	1.30	8.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	32.17%
Russell 1000 Value Index.	28.94%

Net Assets as of 6/30/2011 (In Thousands)	$962,425

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the materials and health care sectors contributed to relative performance, while the Fund’s stock selection in the telecommunication services and utilities sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Ameriprise Financial, Inc. and National Oilwell Varco, Inc. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an increase in assets under management. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. The stock also benefited from rising oil prices during the reporting period.

Individual detractors from relative performance included Whirlpool Corp. and Bank of America Corp. Lower-than-expected demand from U.S. consumers hurt third-quarter results for the home appliances manufacturer, Whirlpool Corp. The stock declined despite rising sales in Asia and Latin America, as higher costs for raw materials and an increased need to discount the price of its products hurt the company’s profits. Shares of Bank of America Corp. declined due to uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	4.1%
2.	Pfizer, Inc.	3.6
3.	Citigroup, Inc.	3.1
4.	Wells Fargo & Co.	2.4
5.	AT&T, Inc.	2.3
6.	UnitedHealth Group, Inc.	2.2
7.	Bank of America Corp.	2.0
8.	Prudential Financial, Inc.	1.9
9.	Occidental Petroleum Corp.	1.8
10.	Verizon Communications, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.4%
Health Care	12.8
Energy	12.6
Industrials	8.7
Information Technology	8.5
Consumer Discretionary	8.4
Consumer Staples	6.8
Telecommunication Services	5.3
Utilities	4.7
Materials	3.2
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		32.01%	1.39%	9.30%
With Sales Charge*		25.09	0.31	8.60
CLASS C SHARES	2/19/05
Without CDSC		31.30	0.89	8.88
With CDSC**		30.30	0.89	8.88
CLASS R2 SHARES	11/3/08	31.65	1.26	9.22
CLASS R5 SHARES	5/15/06	32.45	1.83	9.63
CLASS R6 SHARES	11/30/10	32.48	1.83	9.63
SELECT CLASS SHARES	2/28/03	32.17	1.63	9.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Consumer Discretionary — 9.8%
	Auto Components — 0.4%
118	TRW Automotive Holdings Corp. (a)	6,942

	Automobiles — 1.1%
977	Ford Motor Co. (a)	13,470
171	General Motors Co. (a)	5,185

		18,655

	Diversified Consumer Services — 0.8%
90	H&R Block, Inc.	1,442
145	Sotheby’s	6,325
87	Weight Watchers International, Inc.	6,566

		14,333

	Hotels, Restaurants & Leisure — 0.7%
213	Wyndham Worldwide Corp.	7,164
35	Wynn Resorts Ltd.	5,053

		12,217

	Household Durables — 0.4%
98	Tempur-Pedic International, Inc. (a)	6,639

	Media — 3.6%
923	CBS Corp., Class B	26,296
416	Gannett Co., Inc.	5,954
85	Time Warner Cable, Inc.	6,649
460	Viacom, Inc., Class B	23,481

		62,380

	Multiline Retail — 0.4%
255	Macy’s, Inc.	7,462

	Specialty Retail — 1.7%
22	AutoZone, Inc. (a)	6,575
251	GameStop Corp., Class A (a) (c)	6,684
209	Limited Brands, Inc.	8,044
152	Signet Jewelers Ltd., (Bermuda) (a)	7,124

		28,427

	Textiles, Apparel & Luxury Goods — 0.7%
66	Deckers Outdoor Corp. (a)	5,826
50	V.F. Corp.	5,428

		11,254

	Total Consumer Discretionary	168,309

	Consumer Staples — 8.4%
	Beverages — 0.7%
230	Coca-Cola Enterprises, Inc.	6,720
302	Constellation Brands, Inc., Class A (a)	6,292

		13,012

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.0%
654	Kroger Co. (The)	16,224
327	Wal-Mart Stores, Inc.	17,382

		33,606

	Food Products — 0.8%
316	Smithfield Foods, Inc. (a)	6,902
371	Tyson Foods, Inc., Class A	7,201

		14,103

	Household Products — 1.5%
40	Colgate-Palmolive Co.	3,453
90	Energizer Holdings, Inc. (a)	6,483
229	Kimberly-Clark Corp.	15,236

		25,172

	Personal Products — 0.5%
153	Herbalife Ltd., (Cayman Islands)	8,830

	Tobacco — 2.9%
132	Lorillard, Inc.	14,404
535	Philip Morris International, Inc.	35,722

		50,126

	Total Consumer Staples	144,849

	Energy — 11.6%
	Energy Equipment & Services — 1.4%
215	Complete Production Services, Inc. (a)	7,179
125	National Oilwell Varco, Inc.	9,784
224	Patterson-UTI Energy, Inc.	7,075

		24,038

	Oil, Gas & Consumable Fuels — 10.2%
112	Apache Corp.	13,869
474	Chevron Corp.	48,746
113	Energen Corp.	6,384
684	Exxon Mobil Corp.	55,644
269	Occidental Petroleum Corp.	27,971
849	Valero Energy Corp.	21,704

		174,318

	Total Energy	198,356

	Financials — 16.6%
	Capital Markets — 2.0%
306	Ameriprise Financial, Inc.	17,638
120	Goldman Sachs Group, Inc. (The)	15,973

		33,611

	Commercial Banks — 3.2%
1,185	Huntington Bancshares, Inc.	7,772
350	PNC Financial Services Group, Inc.	20,875

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
584	SunTrust Banks, Inc.	15,059
377	Wells Fargo & Co.	10,580

		54,286

	Consumer Finance — 2.1%
366	Capital One Financial Corp.	18,896
661	Discover Financial Services	17,679

		36,575

	Diversified Financial Services — 3.2%
1,691	Bank of America Corp.	18,536
882	Citigroup, Inc.	36,740

		55,276

	Insurance — 4.0%
100	ACE Ltd., (Switzerland)	6,608
174	Endurance Specialty Holdings Ltd., (Bermuda)	7,204
112	Hartford Financial Services Group, Inc.	2,948
278	Lincoln National Corp.	7,923
325	MetLife, Inc.	14,249
272	Protective Life Corp.	6,285
359	Prudential Financial, Inc.	22,816

		68,033

	Real Estate Investment Trusts (REITs) — 1.7%
370	Annaly Capital Management, Inc.	6,668
226	HCP, Inc.	8,288
129	Health Care REIT, Inc.	6,769
67	Simon Property Group, Inc.	7,838

		29,563

	Warehouse/Industrial — 0.4%
188	ProLogis, Inc.	6,734

	Total Financials	284,078

	Health Care — 12.1%
	Biotechnology — 2.0%
241	Amgen, Inc. (a)	14,033
184	Biogen Idec, Inc. (a)	19,684

		33,717

	Health Care Equipment & Supplies — 0.9%
93	Cooper Cos., Inc. (The)	7,361
120	Kinetic Concepts, Inc. (a) (c)	6,916
55	Medtronic, Inc.	2,100

		16,377

	Health Care Providers & Services — 4.1%
113	AMERIGROUP Corp. (a)	7,942
292	Humana, Inc.	23,502

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
617	UnitedHealth Group, Inc.	31,845
130	Universal Health Services, Inc., Class B	6,704

		69,993

	Life Sciences Tools & Services — 1.2%
192	Agilent Technologies, Inc. (a)	9,798
164	Thermo Fisher Scientific, Inc. (a)	10,541

		20,339

	Pharmaceuticals — 3.9%
188	Endo Pharmaceuticals Holdings, Inc. (a)	7,552
200	Merck & Co., Inc.	7,040
2,172	Pfizer, Inc.	44,752
294	Warner Chilcott plc, (Ireland), Class A	7,085

		66,429

	Total Health Care	206,855

	Industrials — 10.6%
	Aerospace & Defense — 2.5%
200	General Dynamics Corp.	14,904
469	Honeywell International, Inc.	27,936

		42,840

	Airlines — 1.0%
115	Alaska Air Group, Inc. (a)	7,866
404	United Continental Holdings, Inc. (a)	9,138

		17,004

	Commercial Services & Supplies — 0.4%
315	R.R. Donnelley & Sons Co.	6,179

	Construction & Engineering — 0.4%
204	KBR, Inc.	7,700

	Industrial Conglomerates — 1.6%
548	Tyco International Ltd., (Switzerland)	27,107

	Machinery — 3.7%
234	Caterpillar, Inc.	24,859
45	Joy Global, Inc.	4,276
303	Parker Hannifin Corp.	27,155
140	Timken Co.	7,051

		63,341

	Road & Rail — 1.0%
236	Norfolk Southern Corp.	17,706

	Total Industrials	181,877

	Information Technology — 17.6%
	Communications Equipment — 0.9%
139	Harris Corp.	6,241
158	QUALCOMM, Inc.	8,973

		15,214

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — 4.5%
182	Apple, Inc. (a)	61,159
354	EMC Corp. (a)	9,739
132	SanDisk Corp. (a)	5,482

		76,380

	Electronic Equipment, Instruments & Components — 0.2%
283	Vishay Intertechnology, Inc. (a)	4,252

	Internet Software & Services — 0.5%
225	IAC/InterActiveCorp. (a)	8,580

	IT Services — 3.7%
97	Alliance Data Systems Corp. (a) (c)	9,143
301	International Business Machines Corp.	51,628
68	VeriFone Systems, Inc. (a)	2,994

		63,765

	Office Electronics — 1.4%
2,258	Xerox Corp.	23,503

	Semiconductors & Semiconductor Equipment — 2.5%
465	Broadcom Corp., Class A (a)	15,639
288	Freescale Semiconductor Holdings I Ltd. (a)	5,295
259	Lam Research Corp. (a)	11,446
289	Xilinx, Inc.	10,529

		42,909

	Software — 3.9%
291	Fortinet, Inc. (a)	7,933
622	Microsoft Corp.	16,164
1,083	Oracle Corp.	35,645
340	Symantec Corp. (a)	6,697

		66,439

	Total Information Technology	301,042

	Materials — 4.2%
	Chemicals — 3.0%
44	CF Industries Holdings, Inc.	6,276
153	E.I. du Pont de Nemours & Co.	8,280
67	Eastman Chemical Co.	6,880
179	PPG Industries, Inc.	16,279
124	Rockwood Holdings, Inc. (a)	6,878
119	Westlake Chemical Corp.	6,155

		50,748

	Metals & Mining — 1.2%
262	Alcoa, Inc.	4,159
61	Cliffs Natural Resources, Inc.	5,649
220	Freeport-McMoRan Copper & Gold, Inc.	11,627

		21,435

	Total Materials	72,183

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
519	AT&T, Inc.	16,296
458	CenturyLink, Inc.	18,526
73	Frontier Communications Corp.	587
424	Verizon Communications, Inc.	15,778

	Total Telecommunication Services	51,187

	Utilities — 2.4%
	Electric Utilities — 0.9%
436	American Electric Power Co., Inc.	16,415

	Multi-Utilities — 1.5%
482	Sempra Energy	25,473

	Total Utilities	41,888

	Total Common Stocks (Cost $1,336,119)	1,650,624

Short-Term Investment — 3.9%
	Investment Company — 3.9%
66,545	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $66,545)	66,545

Investment of Cash Collateral for Securities on Loan — 0.8%
	Investment Company — 0.8%
14,385	JPMorgan Prime Money Market Fund, Capital Shares,0.080% (b) (l) (Cost $14,385)	14,385

	Total Investments — 101.0% (Cost $1,417,049)	1,731,554
	Liabilities in Excess of Other Assets — (1.0)%	(16,951)

	NET ASSETS — 100.0%	$1,714,603

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
975	E-mini S&P 500	09/16/11	$64,131	$2,196

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 13.4%
	Auto Components — 0.4%
47	TRW Automotive Holdings Corp. (a)	2,774

	Automobiles — 1.1%
552	Ford Motor Co. (a)	7,612

	Diversified Consumer Services — 0.4%
34	Weight Watchers International, Inc.	2,574

	Hotels, Restaurants & Leisure — 2.6%
98	Wyndham Worldwide Corp.	3,291
83	Wynn Resorts Ltd.	11,942
48	Yum! Brands, Inc.	2,663

		17,896

	Household Durables — 0.5%
47	Tempur-Pedic International, Inc. (a)	3,181

	Internet & Catalog Retail — 2.9%
21	Amazon.com, Inc. (a)	4,356
13	NetFlix, Inc. (a)	3,283
24	priceline.com, Inc. (a)	12,133

		19,772

	Media — 2.9%
407	CBS Corp., Class B	11,590
110	DIRECTV, Class A (a)	5,575
157	Gannett Co., Inc.	2,254

		19,419

	Multiline Retail — 0.4%
87	Macy’s, Inc.	2,535

	Specialty Retail — 1.2%
9	AutoZone, Inc. (a)	2,506
84	Limited Brands, Inc.	3,214
55	Signet Jewelers Ltd., (Bermuda) (a)	2,589

		8,309

	Textiles, Apparel & Luxury Goods — 1.0%
29	Deckers Outdoor Corp. (a)	2,530
17	Fossil, Inc. (a)	2,037
38	Phillips-Van Heusen Corp.	2,507

		7,074

	Total Consumer Discretionary	91,146

	Consumer Staples — 10.7%
	Beverages — 0.7%
93	Coca-Cola Enterprises, Inc.	2,723
115	Constellation Brands, Inc., Class A (a)	2,386

		5,109

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.3%
108	Walgreen Co.	4,598
206	Wal-Mart Stores, Inc.	10,931

		15,529

	Food Products — 2.0%
157	H.J. Heinz Co.	8,338
127	Smithfield Foods, Inc. (a)	2,778
115	Tyson Foods, Inc., Class A	2,235

		13,351

	Household Products — 1.5%
77	Colgate-Palmolive Co.	6,766
51	Kimberly-Clark Corp.	3,361

		10,127

	Personal Products — 0.5%
65	Herbalife Ltd., (Cayman Islands)	3,758

	Tobacco — 3.7%
47	Lorillard, Inc.	5,128
302	Philip Morris International, Inc.	20,164

		25,292

	Total Consumer Staples	73,166

	Energy — 10.9%
	Energy Equipment & Services — 2.6%
51	Dresser-Rand Group, Inc. (a)	2,741
90	Halliburton Co.	4,605
23	National Oilwell Varco, Inc.	1,775
69	Oceaneering International, Inc.	2,795
88	Patterson-UTI Energy, Inc.	2,791
115	RPC, Inc.	2,830

		17,537

	Oil, Gas & Consumable Fuels — 8.3%
44	Apache Corp.	5,417
109	Chevron Corp.	11,189
353	Exxon Mobil Corp.	28,719
58	Occidental Petroleum Corp.	6,008
204	Valero Energy Corp.	5,216

		56,549

	Total Energy	74,086

	Financials — 6.7%
	Capital Markets — 1.2%
146	Ameriprise Financial, Inc.	8,444

	Commercial Banks — 0.4%
110	SunTrust Banks, Inc.	2,825

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Finance — 2.1%
126	Capital One Financial Corp.	6,505
279	Discover Financial Services	7,474

		13,979

	Diversified Financial Services — 0.3%
46	Citigroup, Inc.	1,923

	Insurance — 1.4%
98	Lincoln National Corp.	2,792
133	MetLife, Inc.	5,831
15	Prudential Financial, Inc.	941

		9,564

	Real Estate Investment Trusts (REITs) — 0.9%
358	Chimera Investment Corp.	1,238
30	Digital Realty Trust, Inc. (c)	1,860
24	Simon Property Group, Inc.	2,843

		5,941

	Thrifts & Mortgage Finance — 0.4%
207	People’s United Financial, Inc.	2,778

	Total Financials	45,454

	Health Care — 10.2%
	Biotechnology — 1.8%
72	Alexion Pharmaceuticals, Inc. (a)	3,381
43	Amgen, Inc. (a)	2,492
63	Biogen Idec, Inc. (a)	6,768

		12,641

	Health Care Equipment & Supplies — 2.0%
48	Baxter International, Inc.	2,841
40	Cooper Cos., Inc. (The)	3,202
21	Hill-Rom Holdings, Inc.	967
75	St. Jude Medical, Inc.	3,557
44	Zimmer Holdings, Inc. (a)	2,787

		13,354

	Health Care Providers & Services — 2.1%
39	Humana, Inc.	3,133
163	UnitedHealth Group, Inc.	8,418
50	Universal Health Services, Inc., Class B	2,592

		14,143

	Health Care Technology — 0.4%
46	SXC Health Solutions Corp. (a)	2,728

	Life Sciences Tools & Services — 1.2%
95	Agilent Technologies, Inc. (a)	4,861
44	Illumina, Inc. (a)	3,276

		8,137

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 2.7%
75	Endo Pharmaceuticals Holdings, Inc. (a)	3,013
447	Pfizer, Inc.	9,208
99	Warner Chilcott plc, (Ireland), Class A (c)	2,383
52	Watson Pharmaceuticals, Inc. (a)	3,546

		18,150

	Total Health Care	69,153

	Industrials — 12.8%
	Aerospace & Defense — 2.8%
66	General Dynamics Corp.	4,948
183	Honeywell International, Inc.	10,905
34	TransDigm Group, Inc. (a)	3,073

		18,926

	Air Freight & Logistics — 0.6%
58	United Parcel Service, Inc., Class B	4,223

	Airlines — 1.4%
45	Alaska Air Group, Inc. (a)	3,101
358	Delta Air Lines, Inc. (a)	3,286
146	United Continental Holdings, Inc. (a)	3,293

		9,680

	Commercial Services & Supplies — 0.3%
118	R.R. Donnelley & Sons Co.	2,316

	Construction & Engineering — 0.4%
71	KBR, Inc.	2,672

	Industrial Conglomerates — 1.1%
152	Tyco International Ltd., (Switzerland)	7,504

	Machinery — 6.2%
94	Caterpillar, Inc.	10,050
77	Cummins, Inc.	7,969
34	Eaton Corp.	1,749
30	Joy Global, Inc.	2,848
116	Parker Hannifin Corp.	10,365
36	Stanley Black & Decker, Inc.	2,572
66	Timken Co.	3,316
48	WABCO Holdings, Inc. (a)	3,315

		42,184

	Total Industrials	87,505

	Information Technology — 26.5%
	Communications Equipment — 1.9%
25	Acme Packet, Inc. (a)	1,767
50	Harris Corp.	2,267
150	QUALCOMM, Inc.	8,513

		12,547

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — 7.7%
119	Apple, Inc. (a)	39,894
163	Dell, Inc. (a)	2,715
92	EMC Corp. (a)	2,524
75	NetApp, Inc. (a)	3,953
86	SanDisk Corp. (a)	3,586

		52,672

	Internet Software & Services — 0.5%
88	IAC/InterActiveCorp. (a)	3,351

	IT Services — 7.7%
112	Accenture plc, (Ireland), Class A	6,791
31	Alliance Data Systems Corp. (a) (c)	2,921
179	International Business Machines Corp.	30,768
29	VeriFone Systems, Inc. (a)	1,277
544	Western Union Co. (The)	10,902

		52,659

	Semiconductors & Semiconductor Equipment — 2.5%
186	Broadcom Corp., Class A (a)	6,240
114	Freescale Semiconductor Holdings I Ltd. (a)	2,095
100	Lam Research Corp. (a)	4,419
115	Xilinx, Inc.	4,176

		16,930

	Software — 6.2%
119	Fortinet, Inc. (a)	3,259
484	Microsoft Corp.	12,575
677	Oracle Corp.	22,282
208	Symantec Corp. (a)	4,104

		42,220

	Total Information Technology	180,379

	Materials — 6.0%
	Chemicals — 4.3%
18	CF Industries Holdings, Inc.	2,564
49	E.I. du Pont de Nemours & Co.	2,637
26	Eastman Chemical Co.	2,695

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
68	LyondellBasell Industries N.V., (Netherlands), Class A	2,608
128	PPG Industries, Inc.	11,576
51	Rockwood Holdings, Inc. (a)	2,825
101	Solutia, Inc. (a)	2,301
48	Westlake Chemical Corp.	2,509

		29,715

	Metals & Mining — 1.7%
16	Cliffs Natural Resources, Inc.	1,442
136	Freeport-McMoRan Copper & Gold, Inc.	7,211
24	Walter Energy, Inc.	2,756

		11,409

	Total Materials	41,124

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
85	CenturyLink, Inc.	3,430

	Total Common Stocks (Cost $531,324)	665,443

Short-Term Investment — 2.2%
	Investment Company — 2.2%
15,140	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $15,140)	15,140

Investment of Cash Collateral for Securities on Loan — 0.6%
	Investment Company — 0.6%
3,588	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $3,588)	3,588

	Total Investments — 100.5% (Cost $550,052)	684,171
	Liabilities in Excess of Other Assets — (0.5)%	(3,164)

	NET ASSETS — 100.0%	$681,007

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
225	E-mini S&P 500	09/16/11	$14,799	$548

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 14.3%
	Auto Components — 1.8%
45	Autoliv, Inc., (Sweden)	3,491
10	Lear Corp.	546
75	TRW Automotive Holdings Corp. (a)	4,427

		8,464

	Distributors — 0.0% (g)
4	Genuine Parts Co.	201

	Diversified Consumer Services — 2.2%
31	Apollo Group, Inc., Class A (a)	1,363
17	Career Education Corp. (a)	364
179	H&R Block, Inc.	2,877
28	ITT Educational Services, Inc. (a)	2,183
311	Service Corp. International	3,634

		10,421

	Hotels, Restaurants & Leisure — 1.6%
86	Brinker International, Inc.	2,113
143	Wyndham Worldwide Corp.	4,798
3	Wynn Resorts Ltd.	388

		7,299

	Household Durables — 0.9%
27	Garmin Ltd., (Switzerland) (c)	902
78	Leggett & Platt, Inc.	1,899
23	Tupperware Brands Corp.	1,551

		4,352

	Internet & Catalog Retail — 0.2%
2	priceline.com, Inc. (a)	921

	Leisure Equipment & Products — 0.3%
23	Hasbro, Inc.	1,017
19	Mattel, Inc.	522

		1,539

	Media — 2.4%
299	CBS Corp., Class B	8,520
47	DISH Network Corp., Class A (a)	1,426
28	Gannett Co., Inc.	406
21	McGraw-Hill Cos., Inc. (The)	859

		11,211

	Multiline Retail — 1.5%
3	Big Lots, Inc. (a)	103
236	Macy’s, Inc.	6,886

		6,989

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.4%
4	AutoZone, Inc. (a)	1,121
183	GameStop Corp., Class A (a) (c)	4,879
67	Limited Brands, Inc.	2,592
132	Signet Jewelers Ltd., (Bermuda) (a)	6,165
22	TJX Cos., Inc.	1,171

		15,928

	Total Consumer Discretionary	67,325

	Consumer Staples — 6.0%
	Beverages — 1.1%
239	Constellation Brands, Inc., Class A (a)	4,976

	Food & Staples Retailing — 0.5%
273	SUPERVALU, Inc. (c)	2,573

	Food Products — 2.6%
175	Corn Products International, Inc.	9,674
122	Smithfield Foods, Inc. (a)	2,657

		12,331

	Personal Products — 1.3%
105	Herbalife Ltd., (Cayman Islands)	6,058

	Tobacco — 0.5%
21	Lorillard, Inc.	2,297

	Total Consumer Staples	28,235

	Energy — 6.9%
	Energy Equipment & Services — 2.6%
16	Baker Hughes, Inc.	1,146
9	Core Laboratories N.V., (Netherlands)	993
7	Diamond Offshore Drilling, Inc. (c)	493
15	Dresser-Rand Group, Inc. (a)	822
19	National Oilwell Varco, Inc.	1,495
66	Oil States International, Inc. (a)	5,270
4	SEACOR Holdings, Inc.	390
22	Unit Corp. (a)	1,313

		11,922

	Oil, Gas & Consumable Fuels — 4.3%
40	Cimarex Energy Co.	3,601
94	Energen Corp.	5,283
32	Holly Corp. (a)	2,249
24	Murphy Oil Corp.	1,589
43	Newfield Exploration Co. (a)	2,945
9	Noble Energy, Inc.	766
30	Southern Union Co.	1,221
22	Sunoco, Inc.	922

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
67	Valero Energy Corp.	1,723

		20,299

	Total Energy	32,221

	Financials — 17.8%
	Capital Markets — 1.2%
57	Affiliated Managers Group, Inc. (a)	5,813

	Commercial Banks — 1.8%
8	Bank of Hawaii Corp.	358
20	BOK Financial Corp.	1,112
8	City National Corp.	407
4	Cullen/Frost Bankers, Inc.	227
90	Fifth Third Bancorp	1,145
108	Huntington Bancshares, Inc.	706
138	KeyCorp	1,148
10	M&T Bank Corp.	897
179	TCF Financial Corp. (c)	2,468

		8,468

	Consumer Finance — 1.7%
306	Discover Financial Services	8,186

	Diversified Financial Services — 0.7%
136	NASDAQ OMX Group, Inc. (The) (a)	3,452

	Insurance — 4.8%
29	Allied World Assurance Co. Holdings Ltd., (Switzerland)	1,693
129	American Financial Group, Inc.	4,600
62	Arch Capital Group Ltd., (Bermuda) (a)	1,990
27	Assurant, Inc.	996
19	Axis Capital Holdings Ltd., (Bermuda)	576
8	Everest Re Group Ltd., (Bermuda)	687
157	Genworth Financial, Inc., Class A (a)	1,615
52	Hartford Financial Services Group, Inc.	1,371
84	Lincoln National Corp.	2,390
48	Principal Financial Group, Inc.	1,457
46	Protective Life Corp.	1,064
13	Reinsurance Group of America, Inc.	761
5	Torchmark Corp.	314
111	Unum Group	2,826

		22,340

	Real Estate Investment Trusts (REITs) — 6.4%
170	Annaly Capital Management, Inc.	3,063
89	Apartment Investment & Management Co., Class A	2,262
84	Brandywine Realty Trust	975

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
16	Camden Property Trust	1,018
28	Chimera Investment Corp.	96
52	CommonWealth REIT	1,332
57	Developers Diversified Realty Corp.	801
49	Douglas Emmett, Inc. (m)	975
328	Duke Realty Corp.	4,591
23	Equity Residential	1,386
48	Health Care REIT, Inc.	2,517
215	Hospitality Properties Trust	5,210
29	Mack-Cali Realty Corp.	955
38	Nationwide Health Properties, Inc.	1,557
6	SL Green Realty Corp.	489
34	Taubman Centers, Inc.	2,030
13	Ventas, Inc.	680

		29,937

	Real Estate Management & Development — 0.1%
25	Forest City Enterprises, Inc., Class A (a)	457

	Thrifts & Mortgage Finance — 1.1%
94	BankUnited, Inc.	2,495
74	Hudson City Bancorp, Inc.	606
128	New York Community Bancorp, Inc.	1,914

		5,015

	Total Financials	83,668

	Health Care — 10.2%
	Biotechnology — 1.5%
45	Dendreon Corp. (a)	1,791
17	Pharmasset, Inc. (a)	1,919
35	United Therapeutics Corp. (a)	1,928
31	Vertex Pharmaceuticals, Inc. (a)	1,591

		7,229

	Health Care Equipment & Supplies — 3.8%
124	Cooper Cos., Inc. (The)	9,842
50	Hologic, Inc. (a)	1,015
123	Kinetic Concepts, Inc. (a)	7,114

		17,971

	Health Care Providers & Services — 3.7%
40	Aetna, Inc.	1,768
131	AmerisourceBergen Corp.	5,436
513	Health Management Associates, Inc., Class A (a)	5,528
55	Humana, Inc.	4,397

		17,129

	Life Sciences Tools & Services — 0.2%
20	Agilent Technologies, Inc. (a)	1,007

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 1.0%
21	Endo Pharmaceuticals Holdings, Inc. (a)	859
49	Mylan, Inc. (a)	1,214
114	Warner Chilcott plc, (Ireland), Class A	2,741

		4,814

	Total Health Care	48,150

	Industrials — 12.3%
	Aerospace & Defense — 1.3%
3	Huntington Ingalls Industries, Inc. (a)	104
11	ITT Corp.	654
49	L-3 Communications Holdings, Inc.	4,277
18	Northrop Grumman Corp.	1,255

		6,290

	Airlines — 0.9%
23	Copa Holdings S.A., (Panama), Class A	1,541
117	United Continental Holdings, Inc. (a)	2,650

		4,191

	Commercial Services & Supplies — 1.2%
145	KAR Auction Services, Inc. (a)	2,748
24	Pitney Bowes, Inc.	540
112	R.R. Donnelley & Sons Co.	2,192

		5,480

	Construction & Engineering — 2.1%
36	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,412
166	KBR, Inc.	6,245
52	URS Corp. (a)	2,345

		10,002

	Electrical Equipment — 1.3%
55	Hubbell, Inc., Class B	3,569
49	Thomas & Betts Corp. (a)	2,628

		6,197

	Machinery — 4.6%
5	AGCO Corp. (a)	227
118	Navistar International Corp. (a)	6,634
78	Parker Hannifin Corp.	7,013
21	Snap-On, Inc.	1,337
18	SPX Corp.	1,484
20	Stanley Black & Decker, Inc.	1,455
67	Timken Co.	3,352

		21,502

	Marine — 0.2%
19	Kirby Corp. (a)	1,094

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.7%
82	CSX Corp.	2,151
18	Ryder System, Inc.	995

		3,146

	Total Industrials	57,902

	Information Technology — 13.9%
	Communications Equipment — 0.6%
62	Brocade Communications Systems, Inc. (a)	397
52	Harris Corp.	2,359

		2,756

	Computers & Peripherals — 1.3%
63	Lexmark International, Inc., Class A (a)	1,844
28	QLogic Corp. (a)	444
28	SanDisk Corp. (a)	1,141
73	Western Digital Corp. (a)	2,656

		6,085

	Electronic Equipment, Instruments & Components — 1.4%
62	Arrow Electronics, Inc. (a)	2,581
85	Avnet, Inc. (a)	2,713
4	Tech Data Corp. (a)	181
68	Vishay Intertechnology, Inc. (a)	1,027

		6,502

	Internet Software & Services — 1.4%
105	IAC/InterActiveCorp. (a)	3,989
28	LinkedIn Corp., Class A (a) (c)	2,504

		6,493

	IT Services — 3.2%
53	Alliance Data Systems Corp. (a) (c)	5,028
52	Broadridge Financial Solutions, Inc.	1,247
57	Computer Sciences Corp.	2,177
21	DST Systems, Inc.	1,130
74	Fidelity National Information Services, Inc.	2,281
16	Lender Processing Services, Inc.	330
176	SAIC, Inc. (a)	2,964

		15,157

	Office Electronics — 0.7%
299	Xerox Corp.	3,114

	Semiconductors & Semiconductor Equipment — 2.8%
27	Fairchild Semiconductor International, Inc. (a)	458
7	First Solar, Inc. (a) (c)	926
26	Linear Technology Corp.	864
281	LSI Corp. (a)	2,000
111	Marvell Technology Group Ltd., (Bermuda) (a)	1,637

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
210	Micron Technology, Inc. (a)	1,568
86	National Semiconductor Corp.	2,104
187	ON Semiconductor Corp. (a)	1,953
36	Teradyne, Inc. (a)	533
38	Xilinx, Inc.	1,402

		13,445

	Software — 2.5%
56	BMC Software, Inc. (a)	3,059
235	CA, Inc.	5,370
14	Rovi Corp. (a)	792
83	Symantec Corp. (a)	1,629
31	Synopsys, Inc. (a)	807

		11,657

	Total Information Technology	65,209

	Materials — 7.7%
	Chemicals — 3.4%
18	Ashland, Inc.	1,183
16	CF Industries Holdings, Inc.	2,196
21	Eastman Chemical Co.	2,189
96	PPG Industries, Inc.	8,671
37	Westlake Chemical Corp.	1,894

		16,133

	Containers & Packaging — 0.7%
89	Crown Holdings, Inc. (a)	3,459

	Metals & Mining — 2.6%
46	Cliffs Natural Resources, Inc.	4,234
24	Reliance Steel & Aluminum Co.	1,182
17	Royal Gold, Inc.	984
11	Schnitzer Steel Industries, Inc., Class A	639
43	Walter Energy, Inc.	5,008

		12,047

	Paper & Forest Products — 1.0%
25	Domtar Corp., (Canada)	2,330
78	International Paper Co.	2,332

		4,662

	Total Materials	36,301

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.2%
92	Windstream Corp.	1,192

	Wireless Telecommunication Services — 1.3%
105	Clearwire Corp., Class A (a) (c)	397

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — Continued
323	MetroPCS Communications, Inc. (a)	5,553

		5,950

	Total Telecommunication Services	7,142

	Utilities — 6.4%
	Electric Utilities — 0.6%
97	DPL, Inc.	2,937

	Gas Utilities — 0.8%
18	AGL Resources, Inc.	720
87	UGI Corp.	2,778

		3,498

	Independent Power Producers & Energy Traders — 1.0%
90	AES Corp. (The) (a)	1,151
13	Constellation Energy Group, Inc.	497
128	NRG Energy, Inc. (a)	3,134

		4,782

	Multi-Utilities — 4.0%
42	Alliant Energy Corp.	1,689
37	Ameren Corp.	1,079
181	CenterPoint Energy, Inc.	3,495
79	CMS Energy Corp.	1,550
67	DTE Energy Co.	3,341
52	MDU Resources Group, Inc.	1,159
78	Sempra Energy	4,119
132	TECO Energy, Inc.	2,485

		18,917

	Total Utilities	30,134

	Total Common Stocks (Cost $349,926)	456,287

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
1,205	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $1,207)	1,208

SHARES
Short-Term Investment — 3.1%
	Investment Company — 3.1%
14,515	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $14,515)	14,515

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 3.6%
	Investment Company — 3.6%
16,949	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $16,949)	16,949

	Total Investments — 103.9% (Cost $382,597)	488,959
	Liabilities in Excess of Other Assets — (3.9)%	(18,452)

	NET ASSETS — 100.0%	$470,507

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
146	S&P Mid Cap 400	09/16/11	$14,257	$529

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
		Consumer Discretionary — 10.4%
		Auto Components — 1.0%
—	(h)	Autoliv, Inc., (Sweden)	29
2		TRW Automotive Holdings Corp. (a)	102

			131

		Diversified Consumer Services — 1.4%
4		H&R Block, Inc.	71
1		Weight Watchers International, Inc.	107

			178

		Hotels, Restaurants & Leisure — 0.8%
3		Wyndham Worldwide Corp.	109

		Leisure Equipment & Products — 0.8%
1		Polaris Industries, Inc.	108

		Media — 3.0%
6		Gannett Co., Inc.	87
3		Time Warner Cable, Inc.	219
—	(h)	Time Warner, Inc.	15
1		Viacom, Inc., Class B	61

			382

		Multiline Retail — 0.8%
3		Macy’s, Inc.	98

		Specialty Retail — 1.9%
—	(h)	AutoZone, Inc. (a)	81
2		Best Buy Co., Inc.	59
2		Signet Jewelers Ltd., (Bermuda) (a)	107

			247

		Textiles, Apparel & Luxury Goods — 0.7%
1		V.F. Corp.	84

		Total Consumer Discretionary	1,337

		Consumer Staples — 9.6%
		Beverages — 0.7%
4		Constellation Brands, Inc., Class A (a)	88

		Food & Staples Retailing — 2.4%
4		Kroger Co. (The)	95
4		Wal-Mart Stores, Inc.	217

			312

		Food Products — 1.5%
3		Darling International, Inc. (a)	47
2		Smithfield Foods, Inc. (a)	44
5		Tyson Foods, Inc., Class A	105

			196

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 1.8%
1		Colgate-Palmolive Co.	72
2		Energizer Holdings, Inc. (a)	155

			227

		Personal Products — 0.6%
1		Herbalife Ltd., (Cayman Islands)	75

		Tobacco — 2.6%
2		Lorillard, Inc.	242
1		Philip Morris International, Inc.	94

			336

		Total Consumer Staples	1,234

		Energy — 13.0%
		Energy Equipment & Services — 1.2%
1		Baker Hughes, Inc.	55
—	(h)	Diamond Offshore Drilling, Inc.	28
1		National Oilwell Varco, Inc.	72

			155

		Oil, Gas & Consumable Fuels — 11.8%
1		Apache Corp.	170
3		Chevron Corp.	345
1		ConocoPhillips	90
3		Energen Corp.	168
5		Exxon Mobil Corp.	440
1		Marathon Oil Corp.	29
1		Occidental Petroleum Corp.	148
4		Valero Energy Corp.	114

			1,504

		Total Energy	1,659

		Financials — 16.4%
		Capital Markets — 1.8%
3		Ameriprise Financial, Inc.	155
2		Bank of New York Mellon Corp. (The)	45
—	(h)	Goldman Sachs Group, Inc. (The)	30

			230

		Commercial Banks — 3.7%
1		BB&T Corp.	37
—	(h)	Comerica, Inc.	10
6		KeyCorp	48
3		PNC Financial Services Group, Inc.	206
6		Wells Fargo & Co.	166

			467

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Consumer Finance — 1.6%
3		Capital One Financial Corp.	163
2		Nelnet, Inc., Class A	43

			206

		Diversified Financial Services — 2.5%
12		Bank of America Corp.	135
5		Citigroup, Inc.	188

			323

		Insurance — 4.5%
—	(h)	Allied World Assurance Co. Holdings Ltd., (Switzerland)	25
6		CNO Financial Group, Inc. (a)	47
1		Endurance Specialty Holdings Ltd., (Bermuda)	55
4		Lincoln National Corp.	108
1		MetLife, Inc.	59
3		Principal Financial Group, Inc.	87
1		Protective Life Corp.	34
3		Prudential Financial, Inc.	161

			576

		Real Estate Investment Trusts (REITs) — 2.3%
3		Ashford Hospitality Trust, Inc.	34
9		Brandywine Realty Trust	109
4		CBL & Associates Properties, Inc.	65
2		First Industrial Realty Trust, Inc. (a)	27
1		LaSalle Hotel Properties	30
2		Pennsylvania Real Estate Investment Trust	35

			300

		Total Financials	2,102

		Health Care — 14.2%
		Biotechnology — 1.7%
1		Alexion Pharmaceuticals, Inc. (a)	51
1		Amgen, Inc. (a)	41
1		Biogen Idec, Inc. (a)	128

			220

		Health Care Equipment & Supplies — 3.4%
1		Cooper Cos., Inc. (The)	101
2		Covidien plc, (Ireland)	100
2		Kinetic Concepts, Inc. (a)	130
1		Medtronic, Inc.	38
1		Sirona Dental Systems, Inc. (a)	66

			435

		Health Care Providers & Services — 4.6%
2		Aetna, Inc.	94
2		AmerisourceBergen Corp.	84

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Providers & Services — Continued
1		Healthspring, Inc. (a)	46
2		Humana, Inc.	121
5		UnitedHealth Group, Inc.	247

			592

		Life Sciences Tools & Services — 0.9%
2		Agilent Technologies, Inc. (a)	82
—	(h)	Thermo Fisher Scientific, Inc. (a)	27

			109

		Pharmaceuticals — 3.6%
2		Endo Pharmaceuticals Holdings, Inc. (a)	69
14		Pfizer, Inc.	286
4		Warner Chilcott plc, (Ireland), Class A	103

			458

		Total Health Care	1,814

		Industrials — 10.4%
		Aerospace & Defense — 2.0%
2		General Dynamics Corp.	160
2		Honeywell International, Inc.	100

			260

		Airlines — 1.1%
4		Delta Air Lines, Inc. (a)	32
5		United Continental Holdings, Inc. (a)	109

			141

		Commercial Services & Supplies — 0.3%
2		R.R. Donnelley & Sons Co.	31

		Construction & Engineering — 1.8%
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	96
3		KBR, Inc.	102
2		MasTec, Inc. (a)	36

			234

		Machinery — 4.8%
1		Cummins, Inc.	114
5		Eaton Corp.	273
—	(h)	Joy Global, Inc.	43
1		Stanley Black & Decker, Inc.	76
2		Timken Co.	104

			610

		Road & Rail — 0.4%
1		Norfolk Southern Corp.	52

		Total Industrials	1,328

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Information Technology — 16.5%
		Communications Equipment — 1.3%
1		Harris Corp.	47
2		QUALCOMM, Inc.	118

			165

		Computers & Peripherals — 4.8%
1		Apple, Inc. (a)	394
1		Dell, Inc. (a)	13
4		EMC Corp. (a)	104
2		Hewlett-Packard Co.	67
1		SanDisk Corp. (a)	32

			610

		Electronic Equipment, Instruments & Components — 0.2%
1		Vishay Intertechnology, Inc. (a)	22

		Internet Software & Services — 1.2%
4		IAC/InterActiveCorp. (a)	158

		IT Services — 1.6%
1		Alliance Data Systems Corp. (a)	125
1		CSG Systems International, Inc. (a)	20
—	(h)	International Business Machines Corp.	39
1		VeriFone Systems, Inc. (a)	24

			208

		Office Electronics — 0.6%
8		Xerox Corp.	80

		Semiconductors & Semiconductor Equipment — 1.6%
2		Intel Corp.	45
3		Marvell Technology Group Ltd., (Bermuda) (a)	44
2		Novellus Systems, Inc. (a)	65
2		Skyworks Solutions, Inc. (a)	47

			201

		Software — 5.2%
1		BMC Software, Inc. (a)	52
16		Microsoft Corp.	406
6		Oracle Corp.	211

			669

		Total Information Technology	2,113

		Materials — 4.4%
		Chemicals — 2.5%
2		E.I. du Pont de Nemours & Co.	112
—	(h)	Eastman Chemical Co.	36
2		PPG Industries, Inc.	173

			321

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.9%
3	Alcoa, Inc.	45
2	Cliffs Natural Resources, Inc.	152
1	Freeport-McMoRan Copper & Gold, Inc.	48

		245

	Total Materials	566

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
5	AT&T, Inc.	150
5	CenturyLink, Inc.	189

	Total Telecommunication Services	339

	Utilities — 1.4%
	Electric Utilities — 0.3%
1	El Paso Electric Co.	45

	Gas Utilities — 0.5%
2	UGI Corp.	61

	Multi-Utilities — 0.6%
3	Ameren Corp.	74

	Total Utilities	180

	Total Common Stocks (Cost $10,074)	12,672

Short-Term Investment — 1.9%
	Investment Company — 1.9%
246	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $246)	246

	Total Investments — 100.9% (Cost $10,320)	12,918
	Liabilities in Excess of Other Assets — (0.9)%	(112)

	NET ASSETS — 100.0%	$12,806

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	E-mini S&P 500	09/16/11	$329	$8

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 8.4%
	Automobiles — 0.7%
254	Ford Motor Co. (a)	3,501
100	General Motors Co. (a)	3,036

		6,537

	Diversified Consumer Services — 0.2%
132	H&R Block, Inc.	2,124

	Hotels, Restaurants & Leisure — 0.4%
118	Wyndham Worldwide Corp.	3,961

	Household Durables — 0.3%
32	Whirlpool Corp.	2,635

	Media — 4.3%
500	CBS Corp., Class B	14,253
75	Gannett Co., Inc.	1,080
196	Time Warner Cable, Inc.	15,319
215	Viacom, Inc., Class B	10,965

		41,617

	Multiline Retail — 0.5%
157	Macy’s, Inc.	4,582

	Specialty Retail — 1.6%
111	Best Buy Co., Inc.	3,474
152	Foot Locker, Inc.	3,609
136	GameStop Corp., Class A (a) (c)	3,622
97	Signet Jewelers Ltd., (Bermuda) (a)	4,545

		15,250

	Textiles, Apparel & Luxury Goods — 0.4%
38	V.F. Corp.	4,147

	Total Consumer Discretionary	80,853

	Consumer Staples — 6.8%
	Beverages — 0.7%
96	Coca-Cola Enterprises, Inc.	2,804
197	Constellation Brands, Inc., Class A (a)	4,098

		6,902

	Food & Staples Retailing — 1.4%
290	Kroger Co. (The)	7,189
75	Safeway, Inc.	1,743
105	SUPERVALU, Inc. (c)	992
62	Wal-Mart Stores, Inc.	3,311

		13,235

	Food Products — 0.7%
131	Smithfield Foods, Inc. (a)	2,854
208	Tyson Foods, Inc., Class A	4,043

		6,897

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.0%
50	Energizer Holdings, Inc. (a)	3,589
109	Kimberly-Clark Corp.	7,275
135	Procter & Gamble Co. (The)	8,563

		19,427

	Personal Products — 0.5%
78	Herbalife Ltd., (Cayman Islands)	4,485

	Tobacco — 1.5%
69	Lorillard, Inc.	7,534
101	Philip Morris International, Inc.	6,730

		14,264

	Total Consumer Staples	65,210

	Energy — 12.6%
	Energy Equipment & Services — 1.8%
121	Complete Production Services, Inc. (a)	4,040
42	Diamond Offshore Drilling, Inc. (c)	2,978
126	National Oilwell Varco, Inc.	9,823

		16,841

	Oil, Gas & Consumable Fuels — 10.8%
77	Apache Corp.	9,501
379	Chevron Corp.	39,023
127	ConocoPhillips	9,526
126	Energen Corp.	7,125
118	Exxon Mobil Corp.	9,603
170	Occidental Petroleum Corp.	17,666
467	Valero Energy Corp.	11,931

		104,375

	Total Energy	121,216

	Financials — 26.4%
	Capital Markets — 2.9%
210	Ameriprise Financial, Inc.	12,113
74	Goldman Sachs Group, Inc. (The)	9,842
261	Morgan Stanley	6,004

		27,959

	Commercial Banks — 6.0%
163	BB&T Corp.	4,386
571	Huntington Bancshares, Inc.	3,745
265	PNC Financial Services Group, Inc.	15,825
171	Regions Financial Corp.	1,063
370	SunTrust Banks, Inc.	9,556
811	Wells Fargo & Co.	22,766

		57,341

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Finance — 2.5%
290	Capital One Financial Corp.	14,969
321	Discover Financial Services	8,579

		23,548

	Diversified Financial Services — 5.1%
1,748	Bank of America Corp.	19,161
727	Citigroup, Inc.	30,267

		49,428

	Insurance — 7.3%
218	ACE Ltd., (Switzerland)	14,378
51	Allied World Assurance Co. Holdings Ltd., (Switzerland)	2,957
97	Endurance Specialty Holdings Ltd., (Bermuda)	3,993
221	Hartford Financial Services Group, Inc.	5,838
171	Lincoln National Corp.	4,869
335	MetLife, Inc.	14,679
144	Protective Life Corp.	3,326
286	Prudential Financial, Inc.	18,168
107	XL Group plc, (Ireland)	2,358

		70,566

	Real Estate Investment Trusts (REITs) — 2.6%
33	Alexandria Real Estate Equities, Inc.	2,578
205	Annaly Capital Management, Inc.	3,700
380	Brandywine Realty Trust	4,405
443	Chimera Investment Corp.	1,534
123	Douglas Emmett, Inc. (m)	2,453
77	Entertainment Properties Trust	3,596
81	Hospitality Properties Trust	1,974
29	Mack-Cali Realty Corp.	959
35	Simon Property Group, Inc.	4,123

		25,322

	Total Financials	254,164

	Health Care — 12.8%
	Biotechnology — 0.9%
147	Amgen, Inc. (a)	8,560

	Health Care Equipment & Supplies — 1.5%
54	Cooper Cos., Inc. (The)	4,279
74	Kinetic Concepts, Inc. (a)	4,282
37	Medtronic, Inc.	1,414
64	Zimmer Holdings, Inc. (a)	4,026

		14,001

	Health Care Providers & Services — 4.7%
97	CIGNA Corp.	4,994
94	Coventry Health Care, Inc. (a)	3,417

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
198	Humana, Inc.	15,963
412	UnitedHealth Group, Inc.	21,241

		45,615

	Pharmaceuticals — 5.7%
113	Eli Lilly & Co.	4,256
110	Endo Pharmaceuticals Holdings, Inc. (a)	4,406
222	Merck & Co., Inc.	7,831
1,706	Pfizer, Inc.	35,134
137	Warner Chilcott plc, (Ireland), Class A	3,309

		54,936

	Total Health Care	123,112

	Industrials — 8.7%
	Aerospace & Defense — 1.0%
125	General Dynamics Corp.	9,293

	Airlines — 0.9%
64	Alaska Air Group, Inc. (a)	4,395
211	United Continental Holdings, Inc. (a)	4,784

		9,179

	Commercial Services & Supplies — 0.4%
181	R.R. Donnelley & Sons Co.	3,542

	Construction & Engineering — 0.4%
115	KBR, Inc.	4,323

	Industrial Conglomerates — 3.2%
932	General Electric Co.	17,582
266	Tyco International Ltd., (Switzerland)	13,154

		30,736

	Machinery — 1.8%
155	Parker Hannifin Corp.	13,927
77	Timken Co.	3,871

		17,798

	Road & Rail — 1.0%
107	CSX Corp.	2,816
87	Norfolk Southern Corp.	6,530

		9,346

	Total Industrials	84,217

	Information Technology — 8.5%
	Communications Equipment — 0.4%
67	Harris Corp.	3,024
23	QUALCOMM, Inc.	1,283

		4,307

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — 2.2%
27	Apple, Inc. (a)	9,197
329	Dell, Inc. (a)	5,483
94	SanDisk Corp. (a)	3,905
140	Seagate Technology plc, (Ireland)	2,266

		20,851

	Electronic Equipment, Instruments & Components — 0.2%
158	Vishay Intertechnology, Inc. (a)	2,374

	Internet Software & Services — 0.5%
118	IAC/InterActiveCorp. (a)	4,500

	IT Services — 0.9%
50	International Business Machines Corp.	8,543

	Office Electronics — 1.4%
1,251	Xerox Corp.	13,024

	Semiconductors & Semiconductor Equipment — 2.5%
237	Broadcom Corp., Class A (a)	7,956
168	Freescale Semiconductor Holdings I Ltd. (a)	3,080
154	Lam Research Corp. (a)	6,810
168	Xilinx, Inc.	6,113

		23,959

	Software — 0.4%
161	Microsoft Corp.	4,191

	Total Information Technology	81,749

	Materials — 3.2%
	Chemicals — 2.3%
12	CF Industries Holdings, Inc.	1,629
290	E.I. du Pont de Nemours & Co.	15,658
11	Eastman Chemical Co.	1,133
67	Westlake Chemical Corp.	3,478

		21,898

	Metals & Mining — 0.9%
209	Alcoa, Inc.	3,319
27	Cliffs Natural Resources, Inc.	2,524
54	Freeport-McMoRan Copper & Gold, Inc.	2,846

		8,689

	Total Materials	30,587

	Telecommunication Services — 5.3%
	Diversified Telecommunication Services — 5.3%
700	AT&T, Inc.	21,984
258	CenturyLink, Inc.	10,444
82	Frontier Communications Corp.	661
474	Verizon Communications, Inc.	17,658

	Total Telecommunication Services	50,747

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 4.7%
	Electric Utilities — 2.5%
433	American Electric Power Co., Inc.	16,326
46	Edison International	1,794
94	Exelon Corp.	4,040
81	PPL Corp.	2,260

		24,420

	Gas Utilities — 0.7%
90	AGL Resources, Inc.	3,656
85	UGI Corp.	2,720

		6,376

	Independent Power Producers & Energy Traders — 0.7%
257	AES Corp. (The) (a)	3,272
96	Constellation Energy Group, Inc.	3,640

		6,912

	Multi-Utilities — 0.8%
130	Ameren Corp.	3,755
80	Sempra Energy	4,204

		7,959

	Total Utilities	45,667

	Total Common Stocks (Cost $854,453)	937,522

Short-Term Investment — 2.7%
	Investment Company — 2.7%
25,430	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $25,430)	25,430

Investment of Cash Collateral for Securities on Loan — 0.7%
	Investment Company —0.7%
6,962	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $6,962)	6,962

	Total Investments — 100.8% (Cost $886,845)	969,914
	Liabilities in Excess of Other Assets — (0.8)%	(7,489)

	NET ASSETS — 100.0%	$962,425

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	31

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
370	E-mini S&P 500	09/16/11	$24,337	$768

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,650,624	$665,443	$457,495
Investments in affiliates, at value	80,930	18,728	31,464

Total investment securities, at value	1,731,554	684,171	488,959
Deposits at broker for futures contracts	4,560	960	—
Receivables:
Investment securities sold	20,909	13,536	443
Fund shares sold	453	626	689
Interest and dividends	2,005	561	589
Securities lending income	5	2	26
Variation margin on futures contracts	571	126	70

Total Assets	1,760,057	699,982	490,776

LIABILITIES:
Payables:
Due to custodian	1,881	—	—
Dividends	—	—	294
Investment securities purchased	26,970	14,372	1,898
Collateral for securities lending program	14,385	3,588	16,949
Fund shares redeemed	668	297	494
Accrued liabilities:
Investment advisory fees	868	348	240
Administration fees	148	55	36
Shareholder servicing fees	283	98	61
Distribution fees	16	19	53
Custodian and accounting fees	46	22	17
Trustees’ and Chief Compliance Officer’s fees	6	1	2
Other	183	175	225

Total Liabilities	45,454	18,975	20,269

Net Assets	$1,714,603	$681,007	$470,507

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$1,891,189	$1,019,818	$437,992
Accumulated undistributed (distributions in excess of) net investment income	15,505	1,325	(313)
Accumulated net realized gains (losses)	(508,792)	(474,803)	(74,063)
Net unrealized appreciation (depreciation)	316,701	134,667	106,891

Total Net Assets	$1,714,603	$681,007	$470,507

Net Assets:
Class A	$47,376	$41,424	$138,937
Class B	—	—	10,830
Class C	9,570	17,811	30,773
Class R2	74	78	—
Class R5	287,527	111,071	—
Select Class	1,370,056	510,623	289,967

Total	$1,714,603	$681,007	$470,507

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,930	1,699	8,798
Class B	—	—	761
Class C	394	739	2,161
Class R2	3	3	—
Class R5	11,644	4,542	—
Select Class	55,390	20,803	17,752

Net Asset Value:
Class A — Redemption price per share	$24.55	$24.39	$15.79
Class B — Offering price per share (a)	—	—	14.22
Class C — Offering price per share (a)	24.29	24.09	14.24
Class R2 — Offering and redemption price per share	24.21	24.13	—
Class R5 — Offering and redemption price per share	24.69	24.45	—
Select Class — Offering and redemption price per share	24.73	24.55	16.33
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.91	$25.74	$16.66

Cost of investments in non-affiliates	$1,336,119	$531,324	$351,133
Cost of investments in affiliates	80,930	18,728	31,464
Value of securities on loan	14,193	3,520	16,769

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$12,672		$937,522
Investments in affiliates, at value	246		32,392

Total investment securities, at value	12,918		969,914
Deposits at broker for futures contracts	50		1,715
Receivables:
Fund shares sold	32		1,781
Interest and dividends	7		1,352
Securities lending income	—		3
Variation margin on futures contracts	2		207
Due from Advisor	1		—

Total Assets	13,010		974,972

LIABILITIES:
Payables:
Dividends	—		1,055
Collateral for securities lending program	—		6,962
Fund shares redeemed	133		3,792
Accrued liabilities:
Investment advisory fees	—		241
Administration fees	—		36
Shareholder servicing fees	—		166
Distribution fees	3		35
Custodian and accounting fees	17		23
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2
Other	51		235

Total Liabilities	204		12,547

Net Assets	$12,806		$962,425

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$16,744	$990,057
Accumulated undistributed net investment income	100	293
Accumulated net realized gains (losses)	(6,644)	(111,762)
Net unrealized appreciation (depreciation)	2,606	83,837

Total Net Assets	$12,806	$962,425

NET ASSETS:
Class A	$9,291	$83,202
Class C	2,266	30,172
Class R2	—	70
Class R5	—	50,276
Class R6	—	32,237
Select Class	1,249	766,468

Total	$12,806	$962,425

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	451	3,417
Class C	112	1,249
Class R2	—	3
Class R5	—	2,056
Class R6	—	1,318
Select Class	60	31,390

Net Asset Value:
Class A — Redemption price per share	$20.60	$24.35
Class C — Offering price per share (b)	20.25	24.16
Class R2 — Offering and redemption price per share	—	24.31
Class R5 — Offering and redemption price per share	—	24.46
Class R6 — Offering and redemption price per share	—	24.46
Select Class — Offering and redemption price per share	20.70	24.42
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$21.74	$25.70

Cost of investments in non-affiliates	$10,074	$854,453
Cost of investments in affiliates	246	32,392
Value of securities on loan	—	6,903

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$2
Dividend income from non-affiliates	30,922		10,697		6,221
Dividend income from affiliates	40		14		12
Income from securities lending (net)	133		39		140
Other income	—		—		31

Total investment income	31,095		10,750		6,406

EXPENSES:
Investment advisory fees	9,994		3,950		2,691
Administration fees	1,384		547		372
Distribution fees:
Class A	131		109		336
Class B	—		—		84
Class C	78		144		202
Class R2	—	(a)	—	(a)	—
Shareholder servicing fees:
Class A	131		109		336
Class B	—		—		28
Class C	26		48		68
Class R2	—	(a)	—	(a)	—
Class R5	96		52		—
Select Class	3,209		1,103		604
Custodian and accounting fees	85		45		46
Professional fees	61		63		46
Trustees’ and Chief Compliance Officer’s fees	16		6		2
Printing and mailing costs	70		43		71
Registration and filing fees	66		66		57
Transfer agent fees	282		291		376
Other	19		10		12

Total expenses	15,648		6,586		5,331

Less amounts waived	(521)		(490)		(569)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	15,127		6,096		4,762

Net investment income (loss)	15,968		4,654		1,644

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	195,975		69,284		28,246
Futures	6,548		2,696		2,683

Net realized gain (loss)	202,523		71,980		30,929

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	216,110		105,473		93,806
Futures	2,223		610		721

Change in net unrealized appreciation (depreciation)	218,333		106,083		94,527

Net realized/unrealized gains (losses)	420,856		178,063		125,456

Change in net assets resulting from operations	$436,824		$182,717		$127,100

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Multi Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$266		$11,421
Dividend income from affiliates	—	(a)	19
Income from securities lending (net)	—		25

Total investment income	266		11,465

EXPENSES:
Investment advisory fees	81		3,316
Administration fees	11		456
Distribution fees:
Class A	22		218
Class C	19		236
Class R2	—		—	(a)
Shareholder servicing fees:
Class A	22		218
Class C	6		79
Class R2	—		—	(a)
Class R5	—		18
Select Class	3		860
Custodian and accounting fees	34		47
Professional fees	48		55
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5
Printing and mailing costs	4		93
Registration and filing fees	40		139
Transfer agent fees	15		434
Other	7		18

Total expenses	312		6,192

Less amounts waived	(123)		(1,871)
Less earnings credits	—	(a)	—	(a)
Less expense reimbursements	(25)		—

Net expenses	164		4,321

Net investment income (loss)	102		7,144

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,031		21,964
Futures	75		2,307

Net realized gain (loss)	1,106		24,271

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,258		73,780
Futures	12		768

Change in net unrealized appreciation (depreciation)	2,270		74,548

Net realized/unrealized gains (losses)	3,376		98,819

Change in net assets resulting from operations	$3,478		$105,963

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,968	$15,097	$4,654	$3,797
Net realized gain (loss)	202,523	204,920	71,980	93,509
Change in net unrealized appreciation (depreciation)	218,333	42,463	106,083	(1,091)

Change in net assets resulting from operations	436,824	262,480	182,717	96,215

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(401)	(1,088)	(275)	(357)
Class C
From net investment income	(18)	(200)	(16)	(50)
Class R2
From net investment income	(1)	(1)	— (a)	— (a)
Class R5
From net investment income	(2,018)	(1,731)	(1,104)	(1,042)
Select Class
From net investment income	(12,491)	(29,202)	(3,481)	(4,490)

Total distributions to shareholders	(14,929)	(32,222)	(4,876)	(5,939)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(131,730)	(404,176)	(41,790)	(187,197)

NET ASSETS:
Change in net assets	290,165	(173,918)	136,051	(96,921)
Beginning of period	1,424,438	1,598,356	544,956	641,877

End of period	$1,714,603	$1,424,438	$681,007	$544,956

Accumulated undistributed (distributions in excess of) net investment income	$15,505	$14,857	$1,325	$1,593

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,644	$2,946	$102	$24
Net realized gain (loss)	30,929	(371)	1,106	1,470
Change in net unrealized appreciation (depreciation)	94,527	81,134	2,270	100

Change in net assets resulting from operations	127,100	83,709	3,478	1,594

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(470)	(889)	(20)	(89)
Class B
From net investment income	(12)	(19)	—	—
Class C
From net investment income	(35)	(35)	—	(24)
Select Class
From net investment income	(1,319)	(2,212)	(4)	(13)

Total distributions to shareholders	(1,836)	(3,155)	(24)	(126)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(10,440)	(83,949)	(1,350)	(834)

NET ASSETS:
Change in net assets	114,824	(3,395)	2,104	634
Beginning of period	355,683	359,078	10,702	10,068

End of period	$470,507	$355,683	$12,806	$10,702

Accumulated undistributed (distributions in excess of) net investment income	$(313)	$(14)	$100	$25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,144	$2,952
Net realized gain (loss)	24,271	17,580
Change in net unrealized appreciation (depreciation)	74,548	16,802

Change in net assets resulting from operations	105,963	37,334

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(902)	(871)
Class C
From net investment income	(221)	(156)
Class R2
From net investment income	(1)	— (a)
Class R5
From net investment income	(539)	(162)
Class R6 (b)
From net investment income	(267)	—
Select Class
From net investment income	(4,939)	(1,736)

Total distributions to shareholders	(6,869)	(2,925)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	594,945	10,685

NET ASSETS:
Change in net assets	694,039	45,094
Beginning of period	268,386	223,292

End of period	$962,425	$268,386

Accumulated undistributed (distributions in excess of) net investment income	$293	$18

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,325	$4,369	$6,003	$7,249
Dividends and distributions reinvested	357	963	257	325
Cost of shares redeemed	(22,071)	(19,805)	(19,392)	(23,950)

Change in net assets from Class A capital transactions	$(17,389)	$(14,473)	$(13,132)	$(16,376)

Class C
Proceeds from shares issued	$414	$756	$588	$1,307
Dividends and distributions reinvested	17	182	13	41
Cost of shares redeemed	(4,044)	(3,553)	(7,604)	(7,508)

Change in net assets from Class C capital transactions	$(3,613)	$(2,615)	$(7,003)	$(6,160)

Class R2
Proceeds from shares issued	$4	$58	$—	$—
Dividends and distributions reinvested	1	1	— (a)	— (a)
Cost of shares redeemed	(65)	(1)	—	—

Change in net assets from Class R2 capital transactions	$(60)	$58	$— (a)	$— (a)

Class R5
Proceeds from shares issued	$144,738	$49,424	$18,394	$14,831
Dividends and distributions reinvested	2,018	1,613	1,104	1,016
Cost of shares redeemed	(8,848)	(39,348)	(25,231)	(13,433)

Change in net assets from Class R5 capital transactions	$137,908	$11,689	$(5,733)	$2,414

Select Class
Proceeds from shares issued	$309,123	$222,290	$108,326	$75,865
Dividends and distributions reinvested	932	829	223	643
Cost of shares redeemed	(558,631)	(621,954)	(124,471)	(243,583)

Change in net assets from Select Class capital transactions	$(248,576)	$(398,835)	$(15,922)	$(167,075)

Total change in net assets from capital transactions	$(131,730)	$(404,176)	$(41,790)	$(187,197)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	192	220	271	381
Reinvested	16	48	12	17
Redeemed	(972)	(1,000)	(880)	(1,253)

Change in Class A Shares	(764)	(732)	(597)	(855)

Class C
Issued	18	39	27	69
Reinvested	1	9	1	2
Redeemed	(183)	(182)	(352)	(403)

Change in Class C Shares	(164)	(134)	(324)	(332)

Class R2
Issued	— (a)	3	—	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(3)	— (a)	—	—

Change in Class R2 Shares	(3)	3	— (a)	— (a)

Class R5
Issued	6,307	2,456	844	777
Reinvested	89	79	49	52
Redeemed	(386)	(2,057)	(1,179)	(706)

Change in Class R5 Shares	6,010	478	(286)	123

Select Class
Issued	12,985	11,130	4,712	3,984
Reinvested	41	41	10	33
Redeemed	(25,053)	(31,326)	(5,984)	(13,172)

Change in Select Class Shares	(12,027)	(20,155)	(1,262)	(9,155)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,772	$27,139	$1,903	$3,508
Dividends and distributions reinvested	447	833	19	85
Cost of shares redeemed	(46,008)	(36,075)	(2,590)	(3,633)

Change in net assets from Class A capital transactions	$(22,789)	$(8,103)	$(668)	$(40)

Class B
Proceeds from shares issued	$164	$377	$—	$—
Dividends and distributions reinvested	11	18	—	—
Cost of shares redeemed	(3,642)	(3,832)	—	—

Change in net assets from Class B capital transactions	$(3,467)	$(3,437)	$—	$—

Class C
Proceeds from shares issued	$8,889	$7,721	$234	$739
Dividends and distributions reinvested	32	31	—	18
Cost of shares redeemed	(8,375)	(5,577)	(975)	(1,176)

Change in net assets from Class C capital transactions	$546	$2,175	$(741)	$(419)

Select Class
Proceeds from shares issued	$62,291	$43,362	$240	$59
Dividends and distributions reinvested	205	405	1	3
Cost of shares redeemed	(47,226)	(118,351)	(182)	(437)

Change in net assets from Select Class capital transactions	$15,270	$(74,584)	$59	$(375)

Total change in net assets from capital transactions	$(10,440)	$(83,949)	$(1,350)	$(834)

SHARE TRANSACTIONS:
Class A
Issued	1,604	2,300	102	209
Reinvested	29	70	1	5
Redeemed	(3,267)	(3,035)	(138)	(218)

Change in Class A Shares	(1,634)	(665)	(35)	(4)

Class B
Issued	13	36	—	—
Reinvested	1	2	—	—
Redeemed	(292)	(360)	—	—

Change in Class B Shares	(278)	(322)	—	—

Class C
Issued	683	715	13	45
Reinvested	2	3	—	1
Redeemed	(656)	(520)	(52)	(75)

Change in Class C Shares	29	198	(39)	(29)

Select Class
Issued	4,060	3,545	12	4
Reinvested	13	34	— (a)	— (a)
Redeemed	(3,277)	(9,482)	(10)	(28)

Change in Select Class Shares	796	(5,903)	2	(24)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,484	$13,994
Dividends and distributions reinvested	867	833
Cost of shares redeemed	(34,466)	(36,453)

Change in net assets from Class A capital transactions	$(22,115)	$(21,626)

Class C
Proceeds from shares issued	$2,248	$5,079
Dividends and distributions reinvested	160	113
Cost of shares redeemed	(10,960)	(11,379)

Change in net assets from Class C capital transactions	$(8,552)	$(6,187)

Class R2
Dividends and distributions reinvested	$1	$— (a)

Change in net assets from Class R2 capital transactions	$1	$— (a)

Class R5
Proceeds from shares issued	$32,689	$10,307
Dividends and distributions reinvested	539	162
Cost of shares redeemed	(7,975)	(1,189)

Change in net assets from Class R5 capital transactions	$25,253	$9,280

Class R6 (b)
Proceeds from shares issued	$31,546	$—
Dividends and distributions reinvested	268	—

Change in net assets from Class R6 capital transactions	$31,814	$—

Select Class
Proceeds from shares issued	$663,470	$70,362
Dividends and distributions reinvested	3,708	1,466
Cost of shares redeemed	(98,634)	(42,610)

Change in net assets from Select Class capital transactions	$568,544	$29,218

Total change in net assets from capital transactions	$594,945	$10,685

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	508	694
Reinvested	38	42
Redeemed	(1,530)	(1,857)

Change in Class A Shares	(984)	(1,121)

Class C
Issued	99	258
Reinvested	7	6
Redeemed	(496)	(573)

Change in Class C Shares	(390)	(309)

Class R2
Reinvested	— (a)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Class R5
Issued	1,432	511
Reinvested	23	8
Redeemed	(338)	(60)

Change in Class R5 Shares	1,117	459

Class R6 (b)
Issued	1,307	—
Reinvested	11	—

Change in Class R6 Shares	1,318	—

Select Class
Issued	28,121	3,860
Reinvested	159	73
Redeemed	(4,289)	(2,136)

Change in Select Class Shares	23,991	1,797

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2011	$18.54	$0.17	(e)	$6.01	$6.18	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	16.41	0.13	(e)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)

Class C
Year Ended June 30, 2011	18.33	0.06	(e)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)

Class R2
Year Ended June 30, 2011	18.36	0.13	(e)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (g) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Year Ended June 30, 2011	18.65	0.26	(e)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)

Select Class
Year Ended June 30, 2011	18.68	0.23	(e)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.55	33.39%	$47,376	1.24%		0.77%	1.28%	102%
18.54	14.96	49,927	1.25		0.64	1.29	108
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81

24.29	32.74	9,570	1.74		0.28	1.78	102
18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81

24.21	33.04	74	1.49		0.59	1.53	102
18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

24.69	34.02	287,527	0.79		1.14	0.83	102
18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81

24.73	33.69	1,370,056	0.99		1.04	1.03	102
18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Year Ended June 30, 2011	$17.93	$0.12	(e)	$6.48	$6.60	$(0.14)	$—	$(0.14)
Year Ended June 30, 2010	15.79	0.07	(e)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2011	17.70	0.01	(e)	6.40	6.41	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (f)	—	— (f)

Class R2
Year Ended June 30, 2011	17.76	0.06	(e)	6.41	6.47	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (g) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Year Ended June 30, 2011	17.98	0.21	(e)	6.50	6.71	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2011	18.04	0.17	(e)	6.53	6.70	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.39	36.86%	$41,424	1.24%	0.54%	1.33%	129%
17.93	14.32	41,167	1.25	0.36	1.34	118
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130

24.09	36.21	17,811	1.74	0.05	1.83	129
17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130

24.13	36.49	78	1.49	0.26	1.58	129
17.76	14.10	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

24.45	37.44	111,071	0.79	0.96	0.88	129
17.98	14.86	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130

24.55	37.25	510,623	0.99	0.77	1.07	129
18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2011	$11.54	$0.04	(c)	$4.26		$4.30	$(0.05)	$—	$(0.05)
Year Ended June 30, 2010	9.53	0.07	(c)	2.02		2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(c)	(4.61	)(d)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(c)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(c)	2.94		2.99	(0.06)	(1.69)	(1.75)

Class B
Year Ended June 30, 2011	10.44	(0.04	)(c)	3.83		3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(c)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(c)	2.73		2.68	(0.01)	(1.69)	(1.70)

Class C
Year Ended June 30, 2011	10.45	(0.04	)(c)	3.85		3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(c)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(c)	2.74		2.69	(0.02)	(1.69)	(1.71)

Select Class
Year Ended June 30, 2011	11.92	0.08	(c)	4.41		4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(c)	2.08		2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(c)	(4.75	)(d)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(c)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(c)	3.03		3.13	(0.10)	(1.69)	(1.79)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(e)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.79	37.29%		$138,937	1.23%	0.31%	1.39%	47%
11.54	21.93		120,375	1.24	0.63	1.43	65
9.53	(30.94	)(d)	105,702	1.24	1.22	1.55	64
14.39	(13.02	)(e)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117

14.22	36.35		10,830	1.89	(0.34)	1.89	47
10.44	21.15		10,845	1.93	(0.06)	1.93	65
8.63	(31.38	)(d)	11,745	1.85	0.60	2.04	64
13.11	(13.61	)(e)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117

14.24	36.42		30,773	1.88	(0.34)	1.88	47
10.45	21.14		22,273	1.92	(0.06)	1.93	65
8.64	(31.35	)(d)	16,706	1.85	0.61	2.05	64
13.12	(13.60	)(e)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117

16.33	37.67		289,967	0.99	0.56	1.14	47
11.92	22.23		202,190	0.99	0.88	1.18	65
9.84	(30.77	)(d)	224,925	0.99	1.48	1.30	64
14.83	(12.89	)(e)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Year Ended June 30, 2011	$15.44	$0.17	(c)	$5.03	$5.20	$(0.04)	$—	$(0.04)
Year Ended June 30, 2010	13.42	0.05	(c)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(c)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(c)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(c)	4.47	4.58	(0.11)	(1.55)	(1.66)

Class C
Year Ended June 30, 2011	15.22	0.08	(c)	4.95	5.03	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(c)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(c)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(c)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(c)	4.44	4.43	(0.06)	(1.55)	(1.61)

Select Class
Year Ended June 30, 2011	15.51	0.21	(c)	5.06	5.27	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(c)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(c)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(c)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(c)	4.50	4.66	(0.14)	(1.55)	(1.69)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$20.60	33.71%	$9,291	1.25%		0.91%	2.44%	75%
15.44	16.36	7,503	1.25		0.30	2.59	145
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89

20.25	33.05	2,266	1.75		0.43	2.94	75
15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(d)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89

20.70	34.04	1,249	1.00		1.13	2.19	75
15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2011	$18.64	$0.30	(e)	$5.65	$5.95	$(0.24)	$—	$(0.24)
Year Ended June 30, 2010	16.47	0.19	(e)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)

Class C
Year Ended June 30, 2011	18.53	0.19	(e)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)

Class R2
Year Ended June 30, 2011	18.63	0.24	(e)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (f) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2011	18.71	0.37	(e)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)

Class R6
November 30, 2010 (f) through June 30, 2011	21.27	0.21	(e)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Year Ended June 30, 2011	18.70	0.33	(e)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.35	32.01%	$83,202	0.97%	1.34%	1.40%	72%
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59

24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59

24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59

24.46	15.96	32,237	0.54	1.48	0.87	72

24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

Class R6 shares commenced operations on November 30, 2010 for the Intrepid Value Fund.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities #	$1,731,554	$—	$—	$1,731,554

Appreciation in Other Financial Instruments
Futures Contracts	$2,196	$—	$—	$2,196

Intrepid Growth Fund
Total Investments in Securities #	$684,171	$—	$—	$684,171

Appreciation in Other Financial Instruments
Futures Contracts	$548	$—	$—	$548

Intrepid Mid Cap Fund
Total Investments in Securities ##	$487,751	$1,208	$—	$488,959

Appreciation in Other Financial Instruments
Futures Contracts	$529	$—	$—	$529

Intrepid Multi Cap Fund
Total Investments in Securities #	$12,918	$—	$—	$12,918

Appreciation in Other Financial Instruments
Futures Contracts	$8	$—	$—	$8

Intrepid Value Fund
Total Investments in Securities #	$969,914	$—	$—	$969,914

Appreciation in Other Financial Instruments
Futures Contracts	$768	$—	$—	$768

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

B. Futures Contracts — The Funds use index futures contracts to gain exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the year ended June 30, 2011 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$33,262	$7,867	$10,358	$400	$10,799
Ending Notional Balance Long	64,131	14,799	14,257	329	24,337

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for each of the Funds except Intrepid Multi Cap Fund pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Intrepid Mid Cap Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Intrepid America Fund	$83
Intrepid Growth Fund	38
Intrepid Mid Cap Fund	14
Intrepid Value Fund	22

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned nondollar- denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan		Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Intrepid America Fund	$14,193	†	$14,385	†*	$14,385
Intrepid Growth Fund	3,520		3,588		3,588
Intrepid Mid Cap Fund	16,769		16,949	*	16,949
Intrepid Value Fund	6,903		6,962	*	6,962

†	Amounts include a security that the Fund sold prior to June 30, 2011, which was returned from the borrower subsequent to June 30, 2011. The sale of this security also settled subsequent to June 30, 2011. The proceeds from the sale of this security are included in Receivable from Investment Securities Sold in the Statement of Assets and Liabilities. The collateral associated with this security is included in Payable for Collateral for Securities Lending Program in the Statement of Assets and Liabilities.
*	Subsequent to June 30, 2011, additional collateral was received from the borrowers.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Intrepid America Fund	$47
Intrepid Growth Fund	22
Intrepid Mid Cap Fund	9
Intrepid Value Fund	13

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non- dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2011 (amounts in thousands):

Lending Agent Fees Incurred
Intrepid Mid Cap Fund	$2

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Intrepid America Fund	$—	$(391)	$391
Intrepid Growth Fund	—	(46)	46
Intrepid Mid Cap Fund	(9)	(107)	116
Intrepid Multi-Cap Fund	—	(3)	3

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (Intrepid America Fund and Intrepid Growth Fund) and non-taxable special dividends (Intrepid Mid Cap Fund and Intrepid Multi-Cap Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.65% of the Funds’ average daily net assets.

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$4	$—	(a)
Intrepid Growth Fund	5	—	(a)
Intrepid Mid Cap Fund	64	29
Intrepid Multi Cap Fund	1	1
Intrepid Value Fund	7	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

Prior to September 1, 2010, the contractual expense limitations for the Intrepid Value Fund were 1.09%, 1.59%, 1.34%, 0.64% and 0.84% for Class A, Class C, Class R2, Class R5 and Select Class shares, respectively.

Except as noted above, the contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
Intrepid America Fund	$—	$—	$446	$446	$—
Intrepid Growth Fund	—	174	288	462	—
Intrepid Mid Cap Fund	—	—	553	553	—
Intrepid Multi Cap Fund	81	11	31	123	25
Intrepid Value Fund	1,477	238	122	1,837	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended June 30, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Intrepid America Fund	$75
Intrepid Growth Fund	28
Intrepid Mid Cap Fund	16
Intrepid Value Fund	34

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$1,519,364	$1,656,810	—	—
Intrepid Growth Fund	769,693	804,195	—	—
Intrepid Mid Cap Fund	189,958	204,775	221	520
Intrepid Multi Cap Fund	8,960	9,699	—	—
Intrepid Value Fund	947,037	364,701	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,445,012	$299,469	$12,927	$286,542
Intrepid Growth Fund	552,578	136,002	4,409	131,593
Intrepid Mid Cap Fund	390,576	107,790	9,407	98,383
Intrepid Multi Cap Fund	10,471	2,542	95	2,447
Intrepid Value Fund	909,459	74,535	14,080	60,455

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$14,929	$—	$14,929
Intrepid Growth Fund	4,876	—	4,876
Intrepid Mid Cap Fund	1,836	—	1,836
Intrepid Multi Cap Fund	24	—	24
Intrepid Value Fund	6,869	—	6,869

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$32,222	$—	$32,222
Intrepid Growth Fund	5,939	—	5,939
Intrepid Mid Cap Fund	3,155	—	3,155
Intrepid Multi Cap Fund	126	—	126
Intrepid Value Fund	2,925	—	2,925

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$15,576	$(478,633)	$286,542
Intrepid Growth Fund	1,346	(471,729)	131,593
Intrepid Mid Cap Fund	—	(65,555)	98,383
Intrepid Multi Cap Fund	99	(6,483)	2,447
Intrepid Value Fund	1,352	(88,379)	60,455

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, trustee deferred compensation (Intrepid America Fund, Intrepid Growth Fund and Intrepid Multi-Cap Fund), distributions payable (Intrepid Mid Cap Fund and Intrepid Value Fund) and mark to market of futures contracts (Intrepid Growth Fund).

As of June 30, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid America Fund	$113,110	$365,523	$478,633
Intrepid Growth Fund	219,239	252,490	471,729
Intrepid Mid Cap Fund	—	65,555	65,555
Intrepid Multi Cap Fund	3,051	3,432	6,483
Intrepid Value Fund	23,535	64,844	88,379

During the year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid America Fund	$187,588
Intrepid Growth Fund	68,547
Intrepid Mid Cap Fund	29,503
Intrepid Multi Cap Fund	1,081
Intrepid Value Fund	26,641

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	50.0%	14.0%
Intrepid Growth Fund	54.8	n/a
Intrepid Mid Cap Fund	50.7	n/a

Additionally, Intrepid Multi Cap Fund and Intrepid Value Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund, JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	67

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,077.20	$6.39	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,074.30	8.95	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,076.00	7.67	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,079.60	4.07	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,078.50	5.10	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Intrepid Growth Fund
Class A
Actual	1,000.00	1,084.00	6.41	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,081.20	8.98	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,082.50	7.69	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,086.20	4.09	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Select Class
Actual	$1,000.00	$1,085.80	$5.12	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,105.60	6.53	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,101.80	9.69	1.86
Hypothetical	1,000.00	1,015.57	9.30	1.86
Class C
Actual	1,000.00	1,102.60	9.70	1.86
Hypothetical	1,000.00	1,015.57	9.30	1.86
Select Class
Actual	1,000.00	1,106.80	5.22	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,075.70	6.43	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,073.10	9.00	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,077.00	5.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	1,068.80	4.82	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,065.90	7.38	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R2
Actual	1,000.00	1,067.30	6.10	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	1,070.30	3.03	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,071.00	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,069.60	4.05	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Funds

Tax Letter (Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Intrepid America Fund	100.00%
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Multi Cap Fund	100.00
Intrepid Value Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	$14,929
Intrepid Growth Fund	4,876
Intrepid Mid Cap Fund	1,836
Intrepid Multi Cap Fund	24
Intrepid Value Fund	6,869

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	73

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-INT-611

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2011 – $371,800

2010 – $367,300

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2011 – $136,000

2010 – $136,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2011 – $109,600

2010 – $108,900

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2011 and 2010, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2011 – Not applicable

2010 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2011 – 0.0%

2010 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2010 - $32.0 million

2009 - $26.1 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 2, 2011

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
September 2, 2011